   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 24, 1997
                                                      1933 ACT FILE NO. 33-572
                                                      1940 ACT FILE NO. 811-4409
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM N-1A


                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933               [X]
                       POST-EFFECTIVE AMENDMENT NO. 64             [X]
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940           [X]
                               AMENDMENT NO. 66                    [X]


                         EATON VANCE MUNICIPALS TRUST
           --------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 617-482-8260
                    -------------------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)

        ALAN R. DYNNER, 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
           --------------------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective pursuant to rule 485
 (check appropriate box):
[ ] immediately upon filing                     [ ] on (date) pursuant
    pursuant to paragraph (b)                       to paragraph (a)(1)
[X] on February 1, 1997                         [ ] 75 days after filing
    pursuant to paragraph (b)                       pursuant to paragraph (a)(2)
[ ] 60 days after filing                        [ ] on (date) pursuant
    pursuant to paragraph (a)(1)                    to paragraph (a)(2).


If appropriate, check the following box:
[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.


     California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, National Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, Rhode Island Municipals Portfolio and West Virginia Municipals Portfolio have also executed this Registration Statement.


                                           CALCULATION OF REGISTRATION FEE
====================================================================================================================
                                    AMOUNT OF          PROPOSED MAXIMUM    PROPOSED AGGREGATE
     TITLE OF SECURITIES          SHARES BEING          OFFERING PRICE          MAXIMUM               AMOUNT OF
      BEING REGISTERED             REGISTERED              PER SHARE        OFFERING PRICE         REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest     31,849,796               $10.34(1)       $329,326,891(2)              $0
--------------------------------------------------------------------------------------------------------------------

(1) Computed under Rule 457(d) on the basis of the maximum aggregate offering price per share at the close of business on January 17, 1997.

(2) Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2 for those series with a fiscal year end of September 30, 1996. $1,050,834,869 of shares were redeemed during the fiscal year ended September 30, 1996. $721,507,974 of shares were used for reductions pursuant to Paragraph (c) of Rule 24f-2 during such fiscal year. $329,326,895 of shares redeemed are being used for the reduction of the registration fee in this Amendment.

     The Registrant has filed a Declaration pursuant to Rule 24f-2. On September 4, 1996, Registrant filed its "Notice" as required by that Rule for the series of the Registrant with the fiscal year end of July 31, 1996, on October 15, 1996 filed its "Notice" for the series of the Registrant with the fiscal year end of August 31, 1996, and on November 21, 1996 filed its "Notice" for the series of the Registrant with the fiscal year end of September 30, 1996. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.


================================================================================

This Amendment to the registration statement on Form N-1A consists of the following documents and papers:

    Cross Reference Sheets required by Rule 481(a) under Securities Act of
    1933


    Part A -- The Combined Prospectuses of:

        EV Marathon California Municipals Fund                     EV Traditional California Municipals Fund
        EV Marathon Florida Municipals Fund                        EV Traditional Florida Municipals Fund
        EV Marathon Massachusetts Municipals Fund                  EV Traditional Massachusetts Municipals Fund
        EV Marathon Mississippi Municipals Fund                    EV Traditional Mississippi Municipals Fund
        EV Marathon New York Municipals Fund                       EV Traditional New York Municipals Fund
        EV Marathon Ohio Municipals Fund                           EV Traditional Ohio Municipals Fund
        EV Marathon Rhode Island Municipals Fund                   EV Traditional Rhode Island Municipals Fund
        EV Marathon West Virginia Municipals Fund                  EV Traditional West Virginia Municipals Fund

    The Prospectuses of:

        EV Classic National Municipals Fund
        EV Marathon National Municipals Fund
        EV Traditional National Municipals Fund
        Massachusetts Municipal Bond Portfolio

    Part B -- The Combined Statements of Additional Information of:

        EV Marathon California Municipals Fund                     EV Traditional California Municipals Fund
        EV Marathon Florida Municipals Fund                        EV Traditional Florida Municipals Fund
        EV Marathon Massachusetts Municipals Fund                  EV Traditional Massachusetts Municipals Fund
        EV Marathon Mississippi Municipals Fund                    EV Traditional Mississippi Municipals Fund
        EV Marathon New York Municipals Fund                       EV Traditional New York Municipals Fund
        EV Marathon Ohio Municipals Fund                           EV Traditional Ohio Municipals Fund
        EV Marathon Rhode Island Municipals Fund                   EV Traditional Rhode Island Municipals Fund
        EV Marathon West Virginia Municipals Fund                  EV Traditional West Virginia Municipals Fund

    The Statements of Additional Information of:

        EV Classic National Municipals Fund
        EV Marathon National Municipals Fund
        EV Traditional National Municipals Fund
        Massachusetts Municipal Bond Portfolio



    Part C -- Other Information

    Signatures

    Exhibit Index Required by Rule 483(b) under the Securities Act of 1933

    Exhibits

This Amendment is not intended to amend the Prospectuses and Statements of Additional Information of any other Series of the Registrant not identified above.


Effective November 29, 1996, the Registrant terminated the operations of the following series, the shares of which are registered pursuant to this Registration Statement: EV Classic California Municipals Fund; EV Classic Florida Municipals Fund; and EV Classic New York Municipals Fund.

                                            EATON VANCE MUNICIPALS TRUST

                                               CROSS REFERENCE SHEET
                                           FOR ALL STATE MUNICIPAL FUNDS
                                            ITEMS REQUIRED BY FORM N-1A
                                            ---------------------------

PART A
ITEM NO.                   ITEM CAPTION                                          PROSPECTUS CAPTION
-------                    ------------                              ---------------------------------------------
 1. .....................  Cover Page                                Cover Page
 2. .....................  Synopsis                                  Shareholder and Fund Expenses
 3. .....................  Condensed Financial Information           The Funds' Financial Highlights; Performance
                                                                       Information
 4. .....................  General Description of Registrant         The Funds' Investment Objectives; Investment
                                                                       Policies and Risks; Organization of the
                                                                       Funds and the Portfolios
 5. .....................  Management of the Fund                    Management of the Funds and the Portfolios
 5A......................  Management's Discussion of Fund           Not Applicable
                             Performance
 6. .....................  Capital Stock and Other Securities        Organization of the Funds and the Portfolios;
                                                                       Reports to Shareholders; The Lifetime
                                                                       Investing Account/Distribution Options;
                                                                       Distributions and Taxes


 7. .....................  Purchase of Securities Being Offered      Valuing Fund Shares; How to Buy Fund Shares;
                                                                       The Lifetime Investing Account/Distribution
                                                                       Options; Distribution Plans (for Marathon
                                                                       Funds) or Service Plans (for Traditional
                                                                       Funds); The Eaton Vance Exchange Privilege;
                                                                       Eaton Vance Shareholder Services
 8. .....................  Redemption or Repurchase                  How to Redeem Fund Shares


 9. .....................  Pending Legal Proceedings                 Not Applicable

PART B
ITEM NO.                   ITEM CAPTION                               STATEMENT OF ADDITIONAL INFORMATION CAPTION
------                     --------                                  ---------------------------------------------
10. .....................  Cover Page                                Cover Page
11. .....................  Table of Contents                         Table of Contents
12. .....................  General Information and History           Other Information
13. .....................  Investment Objectives and Policies        Additional Information about Investment
                                                                       Policies; Investment Restrictions
14. .....................  Management of the Fund                    Trustees and Officers; Fees and Expenses
15. .....................  Control Persons and Principal Holders of  Control Persons and Principal Holders of Securities
16. .....................  Investment Advisory and Other             Investment Adviser and Administrator;
                             Services                                  Distribution Plan (for Marathon Funds) or
                                                                       Service Plan (for Traditional Funds);
                                                                       Custodian; Independent Certified Public
                                                                       Accountants; Fees and Expenses
17. .....................  Brokerage Allocation and Other            Portfolio Security Transactions; Fees and Practices
18. .....................  Capital Stock and Other Securities        Other Information
19. .....................  Purchase, Redemption and Pricing of       Determination of Net Asset Value; Principal
                             Securities Being Offered                  Underwriter; Service for Withdrawal;
                                                                       Services for Accumulation (for Traditional
                                                                       Funds only); Distribution Plan (for
                                                                       Marathon Funds) or Service Plan (for
                                                                       Traditional Funds); Fees and Expenses
20. .....................  Tax Status                                Taxes; Tax Equivalent Yield Table
21. .....................  Underwriters                              Principal Underwriter; Fees and Expenses
22. .....................  Calculation of Performance Data           Investment Performance; Performance Information
23. .....................  Financial Statements                      Financial Statements

                                            EATON VANCE MUNICIPALS TRUST

                                             CROSS REFERENCE SHEET FOR
                                        EV CLASSIC NATIONAL MUNICIPALS FUND
                                        EV MARATHON NATIONAL MUNICIPALS FUND
                                      EV TRADITIONAL NATIONAL MUNICIPALS FUND
                                            ITEMS REQUIRED BY FORM N-1A
                                     -----------------------------------------
PART A
ITEM NO.                   ITEM CAPTION                                           PROSPECTUS CAPTION
------                     --------                                  ---------------------------------------------
 1. .....................  Cover Page                                Cover Page
 2. .....................  Synopsis                                  Shareholder and Fund Expenses
 3. .....................  Condensed Financial Information           The Fund's Financial Highlights; Performance
                                                                       Information
 4. .....................  General Description of Registrant         The Fund's Investment Objective; Investment
                                                                       Policies and Risks; Organization of the
                                                                       Fund and the Portfolio
 5. .....................  Management of the Fund                    Management of the Fund and the Portfolio
 5A......................  Management's Discussion of Fund           Not Applicable
                             Performance
 6. .....................  Capital Stock and Other Securities        Organization of the Fund and the Portfolio;
                                                                       Reports to Shareholders; The Lifetime
                                                                       Investing Account/Distribution Options;
                                                                       Distributions and Taxes
 7. .....................  Purchase of Securities Being Offered      Valuing Fund Shares; How to Buy Fund Shares;
                                                                       The Lifetime Investing Account/Distribution
                                                                       Options; Distribution Plan (for Marathon
                                                                       and Classic Funds) or Service Plan (for
                                                                       Traditional Fund);  The Eaton Vance
                                                                       Exchange Privilege; Eaton Vance Shareholder
                                                                       Services
 8. .....................  Redemption or Repurchase                  How to Redeem Fund Shares
 9. .....................  Pending Legal Proceedings                 Not Applicable

PART B
ITEM NO.                   ITEM CAPTION                               STATEMENT OF ADDITIONAL INFORMATION CAPTION
-------                    ------------                               ---------------------------------------------
10. .....................  Cover Page                                Cover Page
11. .....................  Table of Contents                         Table of Contents
12. .....................  General Information and History           Other Information
13. .....................  Investment Objectives and Policies        Additional Information about Investment
                                                                       Policies; Investment Restrictions
14. .....................  Management of the Fund                    Trustees and Officers; Fees and Expenses
15. .....................  Control Persons and Principal Holders of  Control Persons and Principal Holders of
                             Securities                                Securities
16. .....................  Investment Advisory and Other             Investment Adviser and Administrator;
                             Services                                  Distribution Plan (for Marathon and Classic
                                                                       Funds) or Service Plan (for Traditional
                                                                       Fund); Custodian; Independent Certified
                                                                       Public Accountants; Fees and Expenses
17. .....................  Brokerage Allocation and Other            Portfolio Security Transactions; Fees and
                             Practices                                 Expenses
18. .....................  Capital Stock and Other Securities        Other Information
19. .....................  Purchase, Redemption and Pricing of       Determination of Net Asset Value; Principal
                             Securities Being Offered                  Underwriter; Service for Withdrawal;
                                                                       Services for Accumulation (for Tradi-
                                                                       tional Fund only); Distribution Plan (for
                                                                       Marathon and Classic Funds) or Service Plan
                                                                       (for Traditional Fund); Fees and Expenses
20. .....................  Tax Status                                Taxes; Tax Equivalent Yield Table
21. .....................  Underwriters                              Principal Underwriter; Fees and Expenses
22. .....................  Calculation of Performance Data           Investment Performance; Performance Information
23. .....................  Financial Statements                      Financial Statements



                                            EATON VANCE MUNICIPALS TRUST

                                             CROSS REFERENCE SHEET FOR
                                       MASSACHUSETTS MUNICIPAL BOND PORTFOLIO
                                            ITEMS REQUIRED BY FORM N-1A
                                            ---------------------------

PART A
ITEM NO.                   ITEM CAPTION                                           PROSPECTUS CAPTION
------                     --------                                  ---------------------------------------------
 1. .....................  Cover Page                                Cover Page
 2. .....................  Synopsis                                  Shareholder and Fund Expenses

 3. .....................  Condensed Financial Information           The Fund's Financial Highlights; Performance
                                                                       Information
 4. .....................  General Description of Registrant         The Fund's Investment Objective; Investment
                                                                       Policies and Risks; Organization of the
                                                                       Fund and the Portfolio
 5. .....................  Management of the Fund                    Management of the Fund and the Portfolio

 5A......................  Management's Discussion of Fund           Not Applicable
                             Performance

 6. .....................  Capital Stock and Other Securities        Organization of the Fund and the Portfolio;
                                                                       Reports to Shareholders; The Lifetime
                                                                       Investing Account/Distribution Options;
                                                                       Distributions and Taxes
 7. .....................  Purchase of Securities Being Offered      Valuing Fund Shares; How to Buy Fund Shares;
                                                                       The Lifetime Investing Account/Distribution
                                                                       Options; Distribution Plan; The Eaton Vance
                                                                       Exchange Privilege; Eaton Vance Shareholder
                                                                       Services
 8. .....................  Redemption or Repurchase                  How to Redeem Fund Shares

 9. .....................  Pending Legal Proceedings                 Not Applicable

PART B
ITEM NO.                   ITEM CAPTION                               STATEMENT OF ADDITIONAL INFORMATION CAPTION
------                     --------                                  ---------------------------------------------
10. .....................  Cover Page                                Cover Page
11. .....................  Table of Contents                         Table of Contents
12. .....................  General Information and History           Other Information
13. .....................  Investment Objectives and Policies        Additional Information about Investment
                                                                       Policies; Investment Restrictions

14. .....................  Management of the Fund                    Trustees and Officers

15. .....................  Control Persons and Principal Holders of  Control Persons and Principal Holders of
                             Securities                                Securities

16. .....................  Investment Advisory and Other             Investment Adviser and Administrator;
                             Services                                  Distribution Plan; Custodian; Independent
                                                                       Certified Public Accountants
17. .....................  Brokerage Allocation and Other            Portfolio Security Transactions
                             Practices

18. .....................  Capital Stock and Other Securities        Other Information

19. .....................  Purchase, Redemption and Pricing of       Determination of Net Asset Value; Principal
                             Securities Being Offered                  Underwriter; Service for Withdrawal;
                                                                       Distribution Plan

20. .....................  Tax Status                                Taxes; Tax Equivalent Yield Table

21. .....................  Underwriters                              Principal Underwriter
22. .....................  Calculation of Performance Data           Investment Performance

23. .....................  Financial Statements                      Financial Statements

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                 EV MARATHON
                               MUNICIPAL FUNDS
------------------------------------------------------------------------------

  EV MARATHON CALIFORNIA MUNICIPALS FUND           EV MARATHON NEW YORK MUNICIPALS FUND
  EV MARATHON FLORIDA MUNICIPALS FUND              EV MARATHON OHIO MUNICIPALS FUND
  EV MARATHON MASSACHUSETTS MUNICIPALS FUND        EV MARATHON RHODE ISLAND MUNICIPALS FUND
  EV MARATHON MISSISSIPPI MUNICIPALS FUND          EV MARATHON WEST VIRGINIA MUNICIPALS FUND


THE EV MARATHON MUNICIPAL FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THE STATE TAXES DESCRIBED UNDER "THE FUNDS" INVESTMENT OBJECTIVES'' IN THIS PROSPECTUS. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. EACH FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated February 1, 1997 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.


AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.
-------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

                                                          PAGE                                                       PAGE
Shareholder and Fund Expenses  .........................   2   How to Redeem Fund Shares ..........................   22
The Funds' Financial Highlights ........................   4   Reports to Shareholders ............................   23
The Funds' Investment Objectives .......................  12   The Lifetime Investing Account/Distribution
Investment Policies and Risks ..........................  12      Options .........................................   23
Organization of the Funds and the Portfolios ...........  16   The Eaton Vance Exchange Privilege .................   24
Management of the Funds and the Portfolios .............  17   Eaton Vance Shareholder Services ...................   25
Distribution Plans .....................................  19   Distributions and Taxes ............................   26
Valuing Fund Shares ....................................  20   Performance Information ............................   27
How to Buy Fund Shares .................................  21   Appendix - State Specific Information ..............   28

-------------------------------------------------------------------------------


                        PROSPECTUS DATED FEBRUARY 1, 1997

SHAREHOLDER AND FUND EXPENSES

----------------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  ----------------------------------------------------------------------------------------------------------------
  Sales Charges Imposed on Purchases of Shares                                                     None
  Sales Charges Imposed on Reinvested Distributions                                                None
  Fees to Exchange Shares                                                                          None
  Range of Declining Contingent Deferred Sales Charges Imposed on Redemption during the First Seven Years (as a percentage of redemption proceeds exclusive of all
    reinvestments and capital appreciation in the account)                                     5.00%-0%


  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
  -----------------------------------------------------------------------------------------------------------------
                                                     CALIFORNIA       FLORIDA          MASSACHUSETTS    MISSISSIPPI
                                                     FUND             FUND             FUND             FUND
                                                     ----------       -------          -------------    -----------
  Investment Adviser Fee (after any applicable fee
    reduction)                                       0.50%            0.46%            0.46%            0.10%
  Rule 12b-1 Distribution (and Service) Fees         0.96             0.93             0.92             0.93
  Other Expenses                                     0.20             0.16             0.21             0.41
                                                     ----             ----             ----             ----
      Total Operating Expenses (after reduction)     1.66%            1.55%            1.59%            1.44%
                                                     ====             ====             ====             ====


  EXAMPLE
  -----------------------------------------------------------------------------------------------------------------

     An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:


                                                     CALIFORNIA       FLORIDA          MASSACHUSETTS    MISSISSIPPI
                                                     FUND             FUND             FUND             FUND
                                                     ----------       -------          -------------    -----------
   1 Year                                            $ 67             $ 66             $ 66             $ 65
   3 Years                                             92               89               90               86
   5 Years                                            110              104              107               99
  10 Years                                            197              185              189              172


     An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b)
     no redemptions:


   1 Year                                            $ 17             $ 16             $ 16             $ 15
   3 Years                                             52               49               50               46
   5 Years                                             90               84               87               79
  10 Years                                            197              185              189              172

-------------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
  ------------------------------------------------------------------------------------------------------------------


                                                     NEW YORK         OHIO             RHODE ISLAND     WEST VIRGINIA
                                                     FUND             FUND             FUND             FUND
                                                     ----------       -------          -------------    ------------
  Investment Adviser Fee (after any applicable fee
    reduction)                                       0.46%            0.46%            0.13%            0.24%
  Rule 12b-1 Distribution (and Service) Fees         0.92             0.93             0.89             0.95
  Other Expenses                                     0.16             0.24             0.33             0.36
                                                     ---              ---              ---              ---
      Total Operating Expenses (after reduction)     1.54%            1.63%            1.35%            1.55%
                                                     ====             ====             ====             ====


  EXAMPLE
  ------------------------------------------------------------------------------------------------------------------

     An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:


                                                     NEW YORK         OHIO             RHODE ISLAND     WEST VIRGINIA
                                                     FUND             FUND             FUND             FUND
                                                     ----------       -------          -------------    ------------
   1 Year                                            $ 66             $ 67             $ 64             $ 66
   3 Years                                             89               91               83               89
   5 Years                                            104              109               94              104
  10 Years                                            183              193              162              185


     An investor would pay the following expenses on the same investment, assuming (a) 5% annual return and (b)
     no redemptions:


   1 Year                                            $ 16             $ 17             $ 14             $ 16
   3 Years                                             49               51               43               49
   5 Years                                             84               89               74               84
  10 Years                                            183              193              162              185

NOTES:
The tables and Examples summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each Fund is based on its expenses for the most recent fiscal year. Absent a fee reduction, the following Funds would have paid the following expenses (as a percentage of average daily net assets): Mississippi Fund Investment Adviser Fee and Total Operating Expenses would have been 0.20% and 1.54%, respectively and Rhode Island Fund Investment Adviser Fee and Total Operating Expenses would have been 0.25% and 1.47%, respectively.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Examples to assume a 5% annual return, but actual return may vary. For further information regarding the expenses of the Funds and the Portfolios see "The Funds" Financial Highlights'', "Management of the Funds and the Portfolios" and "How to Redeem Fund Shares". A long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plans."

No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to the redemption, (b) shares acquired through the reinvestment of dividends and distributions and (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege".

Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 17.

Each Fund invests exclusively in its corresponding Portfolio. Other investment companies with different distribution arrangements and fees are investing in the Portfolios and others may do so in the future. See "Organization of the Funds and the Portfolios".

THE FUNDS' FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Funds' annual report to shareholders, which is incorporated by reference into the Statement of Additional Information in reliance upon reports of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.
------------------------------------------------------------------------------

                                  -------------------------------------------------------------------------------------------------
                                                                           CALIFORNIA FUND
                                  -------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED
                                  -------------------------------------------------------------------------------------------------
                                       SEPTEMBER 30,                  MARCH 31,                      SEPTEMBER 30,
                                   ------------------------------------------------------------------------------------------------
                                   1996     1995   1994++     1994     1993     1992**   1991     1990     1989     1988      1987
                                   ----     ----   ----       ----     ----     ----     ----     ----     ----     ----      ----
NET ASSET VALUE,
 beginning of year               $ 9.410  $ 9.290  $ 9.560  $10.200  $ 9.850  $10.000  $ 9.570  $ 9.880  $ 9.810  $ 9.490  $10.480
                                 -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income           $ 0.464  $ 0.475  $ 0.240  $ 0.480  $ 0.509  $ 0.264  $ 0.533  $ 0.558  $ 0.580  $ 0.590  $ 0.612
 Net realized and unrealized
  gain (loss)                      0.135    0.253   (0.234)  (0.395)   0.524   (0.100)   0.544   (0.203)   0.166    0.417   (0.886)
                                   -----    -----   ------   ------    -----   ------    -----   ------    -----    -----   ------
Total income (loss) from
 operations                      $ 0.599  $ 0.728  $ 0.006  $ 0.085  $ 1.033  $ 0.164  $ 1.077  $ 0.355  $ 0.746  $ 1.007  $(0.274)
                                 -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
LESS DISTRIBUTIONS:
 From net investment income      $(0.465) $(0.475) $(0.240) $(0.480) $(0.509) $(0.264) $(0.533) $(0.558) $(0.580) $(0.590) $(0.612)
 In excess of net investment
  income(3)                       (0.004)  (0.016)  (0.036)  (0.092)  (0.115)  (0.050)  (0.114)  (0.107)  (0.096)  (0.097)  (0.104)
 From net realized gain              --       --       --    (0.153)  (0.059)    --       --       --       --       --        --
 In excess of net realized
  gain(3)                            --    (0.117)     --      --       --       --       --       --       --       --        --
                                 -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  --------
    Total distributions          $(0.469) $(0.608) $(0.276) $(0.725) $(0.683) $(0.314) $(0.647) $(0.665) $(0.676) $(0.687) $(0.716)
                                 -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, end of year     $ 9.540  $ 9.410  $ 9.290  $ 9.560  $10.200  $ 9.850  $10.000  $ 9.570  $ 9.880  $ 9.810  $ 9.490
                                 =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (1)                   6.49%    8.30%    0.06%    0.55%   10.82%    3.29%   11.59%    3.63%    7.80%   10.95%   (2.93)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year
   (000 omitted)                $361,255 $401,742 $439,591 $463,414 $438,938 $362,597 $353,990 $281,723 $260,306 $206,741 $190,774
  Ratio of net expenses to
   average daily net
   assets(2)(4)                    1.66%    1.65%    1.63%+   1.67%    1.84%    1.87%+   1.90%    1.95%    1.97%    1.97%    1.70%
  Ratio of net expenses to
   average daily net assets
   after custodian fee
   reduction(2)(4)                 1.65%    1.64%     --        --       --       --       --       --       --       --       --
  Ratio of net investment income
   to average daily net assets     4.87%    5.19%   5.06%+    4.64%    5.05%    5.28%+   5.42%    5.65%    5.80%    6.06%    5.82%

PORTFOLIO TURNOVER(3)                --       --      --         5%     139%      65%      36%      13%       8%      29%       6%


                                                                                                       (See footnotes on page 11.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        FLORIDA FUND
                          ---------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                          ---------------------------------------------------------------------------------------------------------
                               1996          1995          1994          1993          1992          1991            1990++
                               ----          ----          ----          ----          ----          ----             ----
NET ASSET VALUE,
 beginning of year           $10.720       $10.270       $11.700       $10.940        $10.690       $ 9.990          $10.000
                             -------       -------       -------       -------        -------       -------          -------

INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.505       $ 0.514       $ 0.514       $ 0.516        $ 0.541       $ 0.573          $ 0.010
  Net realized and
   unrealized gain (loss)      0.067         0.469        (1.228)        1.040          0.434         0.838           (0.003)+++
                             -------       -------       -------       -------        -------       -------          -------
    Total income (loss)
     from operations         $ 0.572       $ 0.983       $(0.714)      $ 1.556        $ 0.975       $ 1.411          $ 0.007
                             -------       -------       -------       -------        -------       -------          -------
LESS DISTRIBUTIONS:
  From net investment
   income                    $(0.506)      $(0.514)      $(0.514)      $(0.516)      $(0.541)      $(0.573)          $(0.010)
  In excess of net
  investment income(5)        (0.006)       (0.019)       (0.082)       (0.121)       (0.127)       (0.138)           (0.007)
  From net realized gain        --            --            --          (0.159)       (0.057)         --               --
  In excess of net
    realized gain(5)            --            --          (0.120)         --            --            --               --
                             -------       -------       -------       -------        -------       -------          -------
    Total distributions      $(0.512)      $(0.533)      $(0.716)      $(0.796)      $(0.725)      $(0.711)          $(0.017)
                             -------       -------       -------       -------        -------       -------          -------
NET ASSET VALUE, end of
 year                        $10.780       $10.720       $10.270       $11.700       $10.940       $10.690           $ 9.990
                             =======       =======       =======       =======       =======       =======           =======
TOTAL RETURN(1)                5.43%         9.90%       (6.34)%        14.85%         9.41%        14.45%           (0.10)%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
   (000 omitted)            $612,438      $701,565      $760,867      $776,856      $463,279      $233,021           $22,028
  Ratio of net expenses to
    average daily net
    assets(2)(4)               1.55%         1.54%         1.44%         1.53%         1.64%         1.56%             1.00%+
  Ratio of net expenses to
    average daily net
    assets after custodian
    fee reduction(2)(4)        1.52%         1.51%          --            --            --            --               --
  Ratio of net investment
    income to average
    daily net assets           4.67%         4.97%         4.70%         4.54%         4.91%         5.33%             1.36%+

PORTFOLIO TURNOVER(3)           --            --            --              9%           95%           72%                6%

*For the periods indicated, the operating expenses of the Fund reflect an allocation of expenses. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                                                    $ 0.561           $ 0.008
                                                                                                   =======           =======
RATIOS (As a percentage of average daily net assets):
    Expenses(2)(4)                                                                                   1.67%             1.25%+
    Net investment income                                                                            5.22%             1.11%+

                                                                                                     (See footnotes on page 11.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
---------------------------------------------------------------------------------------------------------------------

                                                              MASSACHUSETTS FUND
                          -------------------------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                          -------------------------------------------------------------------------------------------
                               1996          1995          1994          1993          1992            1991++
                               ----          ----          ----          ----          ----            ----
NET ASSET VALUE,
 beginning of year           $10.270       $ 9.990       $11.250       $10.640       $10.250           $10.000
                             -------       -------       -------       -------       -------           -------
INCOME (LOSS) FROM
  OPERATIONS:
  Net investment income      $ 0.491       $ 0.499       $ 0.505       $ 0.514       $ 0.526           $ 0.245
  Net realized and                                                                                       0.305
   unrealized gain (loss)      0.066         0.307        (1.108)        0.784         0.556             0.305+++
                             -------       -------       -------       -------       -------           -------
    Total income (loss)
     from operations         $ 0.557       $ 0.806       $(0.603)      $ 1.298       $ 1.082           $ 0.550
                             -------       -------       -------       -------       -------           -------
LESS DISTRIBUTIONS:
  From net investment
    income                   $(0.492)      $(0.499)      $(0.505)      $(0.514)      $(0.526)          $(0.245)
  In excess of net
   investment income(5)       (0.005)       (0.027)       (0.087)       (0.116)       (0.142)           (0.055)
  From net realized gain        --            --            --          (0.058)       (0.024)            --
  In excess of net
   realized gain(5)             --            --          (0.065)         --            --               --
                             -------       -------       -------       -------       -------           -------
    Total distributions      $(0.497)      $(0.526)      $(0.657)      $(0.688)      $(0.692)          $(0.300)
                             -------       -------       -------       -------       -------           -------
NET ASSET VALUE, end of year $10.330       $10.270       $ 9.990       $11.250       $10.640           $10.250
                             =======       =======       =======       =======       =======           =======
TOTAL RETURN(1)                5.53%         8.38%       (5.57)%        12.67%        10.88%             5.33%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
   (000 omitted)            $267,398      $291,114      $295,011      $286,801      $165,964           $35,532
  Ratio of net expenses to
   average daily net assets
   (2)(4)                      1.59%         1.58%         1.50%         1.58%         1.64%             1.28%+
  Ratio of net expenses to
    average daily net
    assets after
    custodian fee
    reduction(2)(4)            1.58%         1.56%          --            --            --               --
  Ratio of net investment
   income to average daily
   net assets                  4.75%         5.00%         4.75%         4.69%         4.85%             5.15%+

PORTFOLIO TURNOVER(3)           --            --            --             27%           72%              21%

*For the period indicated, the operating expenses of the Fund reflect an allocation of expenses. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                                                        $ 0.226
                                                                                                       =======
RATIOS (As a percentage of average daily net assets):
    Expenses(2)(4)                                                                                      1.68%+
    Net investment income                                                                               4.75%+

                                                                                           (See footnotes on page 11.)

-----------------------------------------------------------------------------

                                             MISSISSIPPI FUND
                              -----------------------------------------------
                                         YEAR ENDED SEPTEMBER 30,
                              -----------------------------------------------
                                   1996        1995       1994       1993++
                                   ----        ----       ----       ----
NET ASSET VALUE, beginning
 of year                         $ 9.480     $ 9.110     $10.260     $10.000
                                 -------     -------     -------     -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income            0.451     $ 0.449     $ 0.453     $ 0.106
  Net realized and unrealized
    gain (loss)                    0.122       0.379      (1.072)      0.300
                                 -------     -------     -------     -------
    Total income (loss) from
      operations                 $ 0.573     $ 0.828     $(0.619)    $ 0.406
                                 -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income     $(0.443)    $(0.449)    $(0.453)    $(0.106)
  In excess of net investment
    income(5)                      --         (0.009)     (0.071)     (0.040)
  From net realized gain           --          --          --           --
  In excess of net realized
    gain(5)                        --          --         (0.007)      --
                                 -------     -------     -------     -------
    Total distributions          $(0.443)    $(0.458)    $(0.531)    $(0.146)
                                 -------     -------     -------     -------

NET ASSET VALUE, end of year     $ 9.610     $ 9.480     $ 9.110     $10.260
                                 =======     =======     =======     =======

TOTAL RETURN(1)                    6.17%       9.40%       (6.20)%      3.85%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
    (000 omitted)                $23,862     $26,756     $26,771     $11,810
  Ratio of net expenses to
    average daily net assets
    (2)(4)                         1.44%       1.36%       0.99%       0.75%+
  Ratio of net expenses to
    average daily net assets
    after custodian fee
    reduction(2)(4)                1.41%       1.33%        --           --
  Ratio of net investment
    income to average daily
    net assets                     4.64%       4.89%       4.63%       3.50%+

PORTFOLIO TURNOVER(3)               --          --          --           --

*For the periods indicated, the operating expenses of the Fund and, in the case of the Mississippi Portfolio, the Portfolio reflect an allocation of expenses to the Investment Adviser and/or the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 NET INVESTMENT INCOME
  PER SHARE                      $ 0.440     $ 0.437     $ 0.407     $ 0.085
                                 =======     =======     =======     =======

 RATIOS (As a percentage of
   average daily net assets):
    Expenses(2)(4)                 1.55%       1.49%       1.45%       1.44%+
    Expenses after custodian
     fee reduction(2)(4)           1.52%       1.46%        --           --
    Net investment income          4.53%       4.76%       4.17%       2.81%+

                                                   (See footnotes on page 11.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       NEW YORK FUND
                          ---------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                          ---------------------------------------------------------------------------------------------------------
                               1996          1995          1994          1993          1992          1991            1990++
                               ----          ----          ----          ----          ----          ----             ----
NET ASSET VALUE,
 beginning of year           $ 10.830      $10.450       $ 11.880       $11.070       $10.740       $ 9.950         $ 10.000
                             --------      -------       --------       -------       -------       -------         --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income      $  0.506      $ 0.523       $  0.528       $ 0.535       $ 0.553       $ 0.563         $  0.014
  Net realized and
    unrealized gain (loss)      0.116        0.406         (1.165)        1.014         0.524         0.929           (0.039)+++
                             --------      -------       --------       -------       -------       -------         --------
    Total income (loss)
      from operations        $  0.622      $ 0.929       $ (0.637)      $ 1.549       $ 1.077       $ 1.492         $ (0.025)
                             --------      -------       --------       -------       -------       -------         --------
LESS DISTRIBUTIONS:
  From net investment
    income                   $ (0.508)     $(0.523)      $ (0.528)      $(0.535)      $(0.553)      $(0.563)        $ (0.014)
  In excess of net
    investment income(5)       (0.014)      (0.026)        (0.089)       (0.120)       (0.135)       (0.139)          (0.011)
  From net realized gain         --            --            --          (0.084)       (0.059)         --              --
  In excess of net
    realized gain(5)             --            --          (0.176)          --            --           --              --
                             --------      -------       --------       -------       -------       -------         --------
    Total distributions      $ (0.522)     $(0.549)      $(0.793)       $(0.739)      $(0.747)      $(0.702)        $ (0.025)
                             --------      -------       --------       -------       -------       -------         --------

NET ASSET VALUE, end of year $ 10.930      $10.830       $10.450        $11.880       $11.070       $10.740         $  9.950
                             ========      =======       =======        =======       =======       =======         ========
TOTAL RETURN(1)                 5.87%        9.23%       (5.62)%         14.53%        10.41%        15.58%            (0.50)%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
    (000 omitted)            $590,397     $640,605      $648,325       $650,361      $415,144      $161,037           $7,640
  Ratio of net expenses to
    average daily net
    assets(2)(4)                1.54%        1.55%         1.46%          1.55%         1.65%         1.62%             1.00%+
  Ratio of net expenses to
    average daily net
    assets after
    custodian fee
    reduction(2)(4)             1.51%        1.51%           --             --            --           --              --
  Ratio of net investment
    income to average
    daily net assets            4.64%        4.99%         4.72%          4.68%         4.99%         5.28%             1.18%+

PORTFOLIO TURNOVER(3)           --            --            --              11%           57%           50%                0%

*For the periods indicated, the operating expenses of the Fund reflect an allocation of expenses to the Investment Adviser and/or the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

 NET INVESTMENT INCOME PER SHARE                                                                    $ 0.556          $ 0.008
                                                                                                    =======          =======

 RATIOS (As a percentage of average daily net assets):
    Expenses(2)(4)                                                                                    1.69%             1.52%+
    Net investment income                                                                             5.21%             0.66%+

                                                                                                  (See footnotes on page 11.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
---------------------------------------------------------------------------------------------------------------------

                                                                  OHIO FUND
                          -------------------------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                          -------------------------------------------------------------------------------------------
                               1996          1995          1994          1993          1992        1991++
                               ----          ----          ----          ----          ----        ----
NET ASSET VALUE,
 beginning of year           $  10.510     $  10.070     $  11.300     $  10.550     $  10.210     $  10.000
                             ---------     ---------     ---------     ---------     ---------     ---------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income      $   0.494     $   0.487     $   0.494     $   0.499     $   0.509     $   0.245
   Net realized and
    unrealized gain (loss)       0.071         0.461        (1.081)        0.901         0.495         0.261+++
                             ---------     ---------     ---------     ---------     ---------     ---------
    Total income (loss)
     from operations         $   0.565     $   0.948     $  (0.587)    $   1.400     $   1.004     $   0.506
                             ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
  From net investment income $  (0.485)    $  (0.487)    $  (0.494)    $  (0.499)    $  (0.509)    $  (0.245)
  In excess of net
   investment income(5)           --          (0.021)       (0.084)       (0.118)       (0.137)       (0.051)
  From net realized
    gain                          --             --           --          (0.033)       (0.018)          --
  In excess of net
   realized gain(5)               --             --         (0.065)         --            --             --
                             ---------     ---------     ---------     ---------     ---------     ---------
    Total distributions      $  (0.485)    $  (0.508)    $  (0.643)    $  (0.650)    $  (0.664)    $  (0.296)
                             =========     =========     =========     =========     =========     =========
NET ASSET VALUE,
 end of year                 $  10.590     $  10.510     $  10.070     $  11.300     $  10.550     $  10.210
                             =========     =========     =========     =========     =========     =========
TOTAL RETURN(1)                  5.48%         9.74%       (5.39)%        13.74%        10.13%         4.88%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year
   (000 omitted)             $ 289,829     $ 315,891     $ 321,578     $ 299,331     $ 164,400    $   51,215
  Ratio of  net expenses
    to average daily net
    assets(2)(4)                 1.63%         1.59%         1.50%         1.58%         1.65%         1.47%+
  Ratio of net expenses to
    average daily net
    assets after custodian
    fee reduction(2)(4)          1.61%         1.57%          --             --           --            --
  Ratio of net investment
    income to average
    daily net assets             4.66%         4.80%         4.62%         4.57%         4.87%         5.04%+

PORTFOLIO TURNOVER(3)             --            --            --             12%           40%           11%

*For the period indicated, the operating expenses of the Fund reflect an allocation of expenses by the
 Investment Adviser and/or the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

 NET INVESTMENT INCOME PER SHARE                                                                     $ 0.243
                                                                                                     =======

 RATIOS (As a percentage of average daily net assets):
    Expenses(2)(4)                                                                                     1.52%+
    Net investment income                                                                              4.99%+

                                                                                   (See footnotes on page 11.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
-------------------------------------------------------------------------------------------------------------

                                                                              RHODE ISLAND FUND
                                                                  -------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                                  -------------------------------------------
                                                                    1996       1995       1994       1993++
                                                                  ---------  ---------  -------      --------
NET ASSET VALUE, beginning of year                                $   9.400  $   9.090  $10.330    $  10.000
                                                                  ---------  ---------  -------    ---------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                           $   0.440  $   0.452  $ 0.454    $   0.113
  Net realized and unrealized gain (loss)                             0.125      0.332   (1.146)       0.361
                                                                  ---------  ---------  -------    ---------
    Total income (loss) from operations                           $   0.565  $   0.784  $(0.692)   $   0.474
                                                                  ---------  ---------  -------    ---------

LESS DISTRIBUTIONS:
  From net investment income                                      $  (0.444) $  (0.452) $  (0.454) $  (0.113)
  In excess of net investment income(5)                              (0.011)    (0.022)    (0.078)    (0.008)
  From net realized gain                                               --         --         --       (0.023)
  In excess of net realized gain(5)                                    --         --       (0.016)      --
                                                                  ---------  ---------  -------    ---------
    Total distributions                                           $  (0.455) $  (0.474) $  (0.548) $  (0.144)
                                                                  ---------  ---------  ---------  ---------

NET ASSET VALUE, end of year                                      $   9.510  $   9.400  $   9.090  $  10.330
                                                                  =========  =========  =========  =========
TOTAL RETURN(1)                                                       6.14%      8.94%    (6.91)%      4.53%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year (000 omitted)                             $39,488    $39,864    $34,261    $17,680
  Ratio of net expenses to average daily net assets(2)(4)             1.35%      1.33%      1.02%      0.75%+
  Ratio of net expenses to average daily net assets after
    custodian fee reduction(2)(4)                                     1.32%      1.29%       --         --
  Ratio of net investment income to average daily net assets          4.63%      4.92%      4.65%      3.70%+

PORTFOLIO TURNOVER(3)                                                  --         --         --         --

*For the periods indicated, the operating expenses of the Fund and, the Portfolio reflect an allocation of expenses by the Investment Adviser and/or the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

 NET INVESTMENT INCOME PER SHARE                                  $   0.429    $ 0.440    $ 0.418    $ 0.096
                                                                  =========    =======    =======    =======

 RATIOS (As a percentage of average daily net assets):
    Expenses(2)(4)                                                    1.47%      1.46%      1.38%      1.30%+
    Expenses after custodian fee reduction(2)(4)                      1.44%      1.42%       --         --
    Net investment income                                             4.51%      4.79%      4.29%      3.15%+

                                                                                   (See footnotes on page 11.)

THE FUNDS' FINANCIAL HIGHLIGHTS -- CONTINUED
-------------------------------------------------------------------------------------------------------

                                                                            WEST VIRGINIA FUND
                                                                  -------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                                  -------------------------------------
                                                                    1996      1995     1994     1993++
                                                                  -------   -------  -------   -------
NET ASSET VALUE, beginning of year                                $ 9.500   $ 9.130  $10.220   $10.000
                                                                  -------   -------  -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                           $ 0.420   $ 0.436  $ 0.450   $ 0.103
  Net realized and unrealized gain (loss)                           0.147     0.393   (1.011)    0.262
                                                                  -------   -------  -------   -------
    Total income (loss) from operations                           $ 0.567   $ 0.829  $(0.561)  $ 0.365
                                                                  --------- -------  -------   -------
LESS DISTRIBUTIONS:
  From net investment income                                      $(0.427)  $(0.436) $(0.450)  $(0.103)
  In excess of net investment income(5)                            (0.020)   (0.023)  (0.069)   (0.042)
  In excess of net realized gain(5)                                  --         --    (0.010)     --
                                                                  -------   -------  -------   -------
    Total distributions                                           $(0.447)  $(0.459) $(0.529)  $(0.145)
                                                                  -------   -------  -------   -------
NET ASSET VALUE, end of year                                      $ 9.620   $ 9.500  $ 9.130   $10.220
                                                                  =======   =======  =======   =======
TOTAL RETURN(1)                                                     6.02%     9.39%  (5.66)%     3.47%

RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year (000 omitted)                           $37,708   $39,569  $38,476   $25,717
  Ratio of net expenses to average daily net assets(2)(4)           1.55%     1.40%    0.95%     0.75%+
  Ratio of net expenses to average daily net assets after
   custodian fee reduction(2)(4)                                    1.51%     1.38%     --        --
  Ratio of net investment income to average daily net assets        4.30%     4.74%    4.62%     3.40%+

*For the periods indicated, the operating expenses of the Fund and the Portfolio reflect an allocation of expenses to the Investment Adviser and/or the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been:

 NET INVESTMENT INCOME PER SHARE                                            $ 0.429  $ 0.414   $ 0.090
                                                                            =======  =======   =======
 RATIOS (As a percentage of average daily net assets):
    Expenses(2)(4)                                                            1.48%    1.32%     1.19%+
    Expenses after custodian fee reduction(2)(4)                              1.46%     --        --
    Net investment income                                                     4.66%    4.25%     2.96%+


Footnotes:
   **For the six months ended March 31, 1992. The California Fund changed its fiscal year end from September 30, to March 31, effective March 31, 1992.

    +Annualized.

   ++For the six months ended September 30, 1994 for the California Fund, for the period from the start of business, August 28,
     1990 and August 30, 1990, to September 30, 1990 for the Florida and New York Funds, respectively, for the period from the start of business, April 18, 1991, to September 30, 1991 for the Massachusetts and Ohio Funds, and for the period from the start of business, June 11, 1993, to September 30, 1993 for the Mississippi, Rhode Island and West Virginia Funds.
  +++The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of the Fund shares and the amount of per share realized and unrealized gains and losses at such time.

  (1)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

  (2)Includes the Fund's share of its corresponding Portfolio's allocated expenses.
  (3)Portfolio Turnover represents the rate of portfolio activity for the period while a Fund was making investments directly in securities. The portfolio turnover rate for the period since a Fund transferred substantially all of its investable assets to a Portfolio is shown in the Portfolio's financial statements which are included in the Fund's annual report.

  (4)The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require a Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before September 30, 1994 have not been adjusted to reflect this change.
  (5)During the year ended September 30, 1993, (March 31, 1994 for the California Fund), the Fund adopted Statement of Position
     (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital
     Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

THE FUNDS' INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
The investment objective of each Fund is set forth below. Each Fund currently seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio"). Each Portfolio invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.


EV MARATHON CALIFORNIA MUNICIPALS FUND (the "California Fund") seeks to provide current income exempt from regular federal income tax and California State personal income taxes. The California Fund seeks to meet its objective by investing its assets in the California Municipals Portfolio (the "California Portfolio").

EV MARATHON FLORIDA MUNICIPALS FUND (the "Florida Fund") seeks to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Florida Fund seeks to meet its objective by investing its assets in the Florida Municipals Portfolio (the "Florida Portfolio").

EV MARATHON MASSACHUSETTS MUNICIPALS FUND (the "Massachusetts Fund") seeks to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Massachusetts Fund seeks to meet its objective by investing its assets in the Massachusetts Municipals Portfolio (the "Massachusetts Portfolio").

EV MARATHON MISSISSIPPI MUNICIPALS FUND (the "Mississippi Fund") seeks to provide current income exempt from regular federal income tax and Mississippi State personal income taxes. The Mississippi Fund seeks to meet its objective by investing its assets in the Mississippi Municipals Portfolio (the "Mississippi Portfolio").

EV MARATHON NEW YORK MUNICIPALS FUND (the "New York Fund") seeks to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The New York Fund seeks to meet its objective by investing its assets in the New York Municipals Portfolio (the "New York Portfolio").

EV MARATHON OHIO MUNICIPALS FUND (the "Ohio Fund") seeks to provide current income exempt from regular federal income tax and Ohio State personal income taxes. The Ohio Fund seeks to meet its objective by investing its assets in the Ohio Municipals Portfolio (the "Ohio Portfolio").


EV MARATHON RHODE ISLAND MUNICIPALS FUND (the "Rhode Island Fund") seeks to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Rhode Island Fund seeks to meet its objective by investing its assets in the Rhode Island Municipals Portfolio (the "Rhode Island Portfolio").


EV MARATHON WEST VIRGINIA MUNICIPALS FUND (the "West Virginia Fund") seeks to provide current income exempt from regular federal income tax and West Virginia State personal income taxes. The West Virginia Fund seeks to meet its objective by investing its assets in the West Virginia Municipals Portfolio (the "West Virginia Portfolio").


INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------
EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio, which may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be.

At least 75% of the net assets of the California Portfolio and Florida Portfolio, at least 70% of the net assets of the Massachusetts Portfolio and New York Portfolio, and at least 80% of the net assets of the Mississippi Portfolio, Ohio Portfolio, Rhode Island Portfolio and West Virginia Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's net assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a State's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% of its total assets in obligations issued by its respective State or its political subdivisions.

Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1996, the Portfolios had invested in such obligations as follows (as a percentage of net assets): California Portfolio (20.0%); Florida Portfolio (24.0%); Massachusetts Portfolio (26.7%); Mississippi Portfolio (18.6%); New York Portfolio (5.0%); Ohio Portfolio (26.2%); Rhode Island Portfolio (21.3%); and West Virginia Portfolio (22.2%). Distributions to corporate investors of certain interest income may also be subject to the AMT. The Funds may not be suitable for investors subject to AMT.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely effected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that State. Municipal obligations that rely on an annual appropriation of funds by a State's legislature for payment are also subject to the risk that the legislature will not appropriate the necessary amounts or take other action needed to permit the issuer of such obligations to make required payments. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of some of the economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations dependent on annual appropriations by a State's legislature for payment; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and State health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. As "non-diversified" investment companies, each Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio is more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.


OTHER INVESTMENT PRACTICES
Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.


FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.


INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.

ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations.


The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.


At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.


The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.


Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash and each Fund is required to distribute its share of the Portfolio's income for each taxable year. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.


Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.


  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE.


ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
--------------------------------------------------------------------------------
EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Funds). Each share represents an equal proportionate beneficial interest in a Fund. When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution to shareholders.


EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, affords the potential for economies of scale for each Fund (at least when the assets of its corresponding Portfolio exceed $500 million) and may over time result in lower expenses for a Fund.

In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110, (617) 482-8260.

Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
--------------------------------------------------------------------------------
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs. BMR also furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Porfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below. Categories (1) and (2) below do not apply to the California Portfolio and Category (3) is for daily net assets of the California Portfolio of up to $500 million.

                                                                                    ANNUAL           DAILY
  CATEGORY            DAILY NET ASSETS                                              ASSET RATE       INCOME RATE
  ----------------------------------------------------------------------------------------------------------------
  1                   up to $20 million ..........................................  0.100%           1.00%
  2                   $20 million but less than $40 million ......................  0.200%           2.00%
  3                   $40 million but less than $500 million .....................  0.300%           3.00%
  4                   $500 million but less than $1 billion ......................  0.275%           2.75%
  5                   $1 billion but less than $1.5 billion ......................  0.250%           2.50%
  6                   $1.5 billion but less than $2 billion ......................  0.225%           2.25%
  7                   $2 billion but less than $3 billion ........................  0.200%           2.00%
  8                   $3 billion and over ........................................  0.175%           1.75%

Each Portfolio paid advisory fees for the fiscal year ended September 30, 1996 equivalent to the annualized percentage of average daily net assets stated below:

                                                                    NET ASSETS AS OF
  PORTFOLIO                                                         SEPTEMBER 30, 1996      ADVISORY FEE
  --------------------------------------------------------------------------------------------------------
  California .....................................................  $370,590,195            0.50%
  Florida ........................................................   624,374,001            0.46%
  Massachusetts ..................................................   281,129,236            0.46%
  Mississippi ....................................................    25,279,561            0.10%(1)
  New York .......................................................   604,529,520            0.46%
  Ohio ...........................................................   292,670,816            0.46%
  Rhode Island ...................................................    42,167,179            0.13%(2)
  West Virginia ..................................................    39,500,791            0.24%

(1) Absent a fee reduction, the Mississippi Portfolio would have paid BMR advisory fees equivalent to 0.20% of average daily net assets.

(2) Absent a fee reduction, the Rhode Island Portfolio would have paid BMR advisory fees equivalent to 0.25% of average daily net assets.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Nicole Anderes has acted as the portfolio manager of the New York and Rhode Island Portfolios since January 1994. She joined Eaton Vance and BMR as a Vice President in January 1994. Prior to joining Eaton Vance, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994) and a Vice President and Manager -- Municipal Research at Roosevelt & Cross (1978-1992).


Timothy T. Browse has acted as the portfolio manager of the West Virginia Portfolio since it commenced operations. He has been a Vice President of Eaton Vance and of BMR since 1993 and an employee of Eaton Vance since 1992. Prior to joining Eaton Vance, he was a municipal bond trader at Fidelity Management & Research Company (1987-1992).

Cynthia J. Clemson has acted as the portfolio manager of the Mississippi Portfolio since it commenced operations and the California Portfolio since February 1, 1996. She has been a Vice President of Eaton Vance and BMR since 1993 and an employee of Eaton Vance since 1985.

Thomas J. Fetter has acted as the portfolio manager of the Florida and Ohio Portfolios since they commenced operations. He has been a Vice President of Eaton Vance since 1987 and of BMR since inception.


Robert B. MacIntosh has acted as the portfolio manager of the Massachusetts Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since joining the firm in 1991 and of BMR since its inception.

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. Each Fund, each Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by a Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.


The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.


DISTRIBUTION PLANS
--------------------------------------------------------------------------------

EACH FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (A "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). Rule 12b-1 permits a mutual fund, such as a Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule. Each Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). Each Fund's Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plans. Each Fund's Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) a Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by a Fund for each share sold and
(ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial service firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from a Fund pursuant to a Plan.

THE NASD RULE REQUIRES EACH FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, a Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. Each Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under a Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under a Fund's Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of a Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under each Fund's Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.


During the fiscal year ended September 30, 1996, each Fund paid sales commissions under its Plan equivalent to .75% of such Fund's average daily net assets. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter on such day calculated under each Fund's Plan amounted to approximately $4,643,000 (equivalent to 1.3% of net assets on such day) in the case of the California Fund, $16,966,000 (equivalent to 2.8% of net assets on such day) in the case of the Florida Fund, $8,088,000 (equivalent to 3.0% of net assets on such day) in the case of the Massachusetts Fund, $1,007,000 (equivalent to 4.2% of net assets on such day) in the case of the Mississippi Fund, $15,494,000 (equivalent to 2.6% of net assets on such day) in the case of the New York Fund, $8,802,000 (equivalent to 3.0% of net assets on such day) in the case of the Ohio Fund, $1,614,000 (equivalent to 4.1% of net assets on such day) in the case of the Rhode Island Fund, and $1,448,000 (equivalent to 3.8% of net assets on such day) in the case of the West Virginia Fund.

EACH PLAN ALSO AUTHORIZES A FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of each Fund's Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed
 .20% (.25% for the California Fund) of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by a Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended September 30, 1996, the following Funds made service fee payments (as an annualized percentage of average daily net assets): California Fund (0.21%); Florida Fund (0.18%); Massachusetts Fund (0.17%); Mississippi Fund (0.18%); New York Fund (0.17%); Ohio Fund (0.18%); Rhode Island Fund (0.14%); and West Virginia Fund (0.20%).

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.


Each Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Funds' management intends to consider all relevant factors, including without limitation the size of a Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. Each Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, no Fund is contractually obligated to continue its Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------
EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.



HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------
Shares of a Fund may be purchased for cash or may be acquired in exchange for securities.Investors may purchase shares of a Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold.

An initial investment in a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Marathon [State name] Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Marathon [State name] Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities for Fund shares.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.


HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, a Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge ("CDSC"). This CDSC is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of monthly distributions and capital gains distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a CDSC. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. As described under "Distribution Plans", the CDSC will be paid to the Principal Underwriter or a Fund. Any CDSC which is required to be imposed on share redemptions will be made in accordance with the following schedule:

  YEAR OF REDEMPTION
  AFTER PURCHASE                                             CDSC
  ----------------------------------------------------------------------------
  First or Second                                            5%
  Third                                                      4%
  Fourth                                                     3%
  Fifth                                                      2%
  Sixth                                                      1%
  Seventh and following                                      0%

In calculating the CDSC upon the redemption of shares acquired in an exchange of shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

No CDSC will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The CDSC will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). In addition, shares acquired as a result of a merger or liquidation of another Eaton Vance sponsored fund will have a CDSC imposed at the same rate as would have been imposed in the prior fund.

  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CDSC. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF A FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CDSC. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE IT WAS IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing federal and State tax returns.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. A Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. The Lifetime Investing Account also permits a shareholder to make additional investments in shares by sending a check for $50 or more to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA, 01581-5123 (please provide the name of the Shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.



THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
Shares of each Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (including Class I shares of any EV Marathon Limited Maturity Fund) or Eaton Vance Money Market Fund, which are subject to a CDSC. Shares of the Fund may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Any such exchange will be made on the basis of the net asset value per share of each fund at the time of the exchange. Exchange offers are available only in States where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Funds do not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares". The CDSC schedule applicable to EV Marathon Strategic Income Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Shares of the funds listed above may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a CDSC. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSC paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of a Fund, provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by a Fund (or by the Fund's Transfer Agent). To the extent that any shares of a Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO (LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES) WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.


Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.


As a regulated investment company under the Code, each Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As partnerships under the Code, the Portfolios do not pay federal income or excise taxes.

Distributions of interest on certain municipal obligations constitute a tax preference item under the AMT provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund. Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.


SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult with their tax advisers concerning the applicability of State, local and other taxes to an investment in a Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
FROM TIME TO TIME, EACH FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Each Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable- equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. Each Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period.

Each Fund may publish annual and cumulative total return figures from time to time. Each Fund may also publish total return figures which do not take into account any CDSC which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the CDSC would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period. If the expenses of a Fund or its corresponding Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

                                                                      APPENDIX
STATE SPECIFIC INFORMATION


Because each Portfolio will normally invest at least 65% of its assets in the obligations of issuers in its corresponding State, it is susceptible to factors affecting that State. Each Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico.

The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.

CALIFORNIA. From the latter years of the 1980s through fiscal year 1992-1993, California weathered a turbulent period of repeated budgetary imbalance. Even as rapid population growth escalated the demand for government services, an economic recession ravaged the State's revenue base and drove expenditures above budget appropriations.

Bolstered by strengthening revenues, reduced caseload growth and an improving economy, the State has begun to experience some relief from the serious budgetary pressures that characterized a significant portion of the decade. Reflecting the belief shared by many analysts that the California economy would remain strong, the 1996-1997 Budget Act allocated a State budget of some $63 billion. In the context of optimistic revenue projections released by the Department of Finance, the Budget Act granted a $230 million tax cut to corporations while simultaneously providing an increase in funding for education and prisons. However, only a relatively modest amount, $287 million, was allocated to the reserve fund available for emergencies such as earthquakes.

Nonetheless, the State's budgetary fortunes continue to be subject to unforeseeable events. In December, 1994, for example, Orange County, California and its Investment Pool filed for bankruptcy. A plan of adjustment has been approved by the court and became effective under which all non- municipal creditors are to be paid in full. However, the ultimate financial impact on the County and the State cannot be predicted with any certainty. In addition, constant fluctuations in other factors affecting the State -- including health and welfare caseloads, property tax receipts, federal funding and extraordinary expenditures related to natural disasters -- will undoubtedly create new budget challenges.

Furthermore, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects on the California economy. Among these are measures that have established tax, spending or appropriations limits and prohibited the imposition of certain new taxes, authorized the transfers of tax liabilities and reallocations of tax receipts among governmental entities and provided for minimum levels of funding.

Finally, certain bonds in the Trust may be subject to provisions of California law that could adversely affect payments on those bonds or limit the remedies available to bondholders. Among these are bonds of health care institutions which are subject to the strict rules and limits regarding reimbursement payments of California's Medi-Cal Program for health care services to welfare beneficiaries, and bonds secured by liens on real property.

As of the date of this Prospectus, general obligation bonds issued by the State are rated A1, A and A by Moody's, S&P and Fitch.

CALIFORNIA TAXES. California law provides that dividends paid by the California Fund and designated by the California Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from regular federal income tax and California State personal income taxes, provided that at least 50% of the assets of the California Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates under the California personal income tax.

FLORIDA. Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner.

The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).

The State finished the 1995 fiscal year with a working capital reserve of $161.5 million and $121 million in the newly established budget stabilization reserve. For fiscal year 1995-96, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15.3 billion, a 3.3% increase over fiscal year 1994-95. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $14.8 billion, unencumbered reserves at the end of fiscal year 1995-96 are estimated at $0.5 billion. For fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $16.0 billion, a 4.5% increase over fiscal year 1995-96. The 1997 budget incorporates a 4.9% increase in revenues. The Florida and United States unemployment rates for 1995 were 5.4% and 5.6%, respectively. The Florida and United States unemployment rates for October, 1996 were 5.1% and 5.2%, respectively, and the estimated Florida and United States unemployment rates for 1997 are 5.8%.

In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

General obligations of Florida are rated Aa, AA and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

FLORIDA TAXES. The Florida Department of Revenue has ruled that shares of a Florida series fund owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax so long as the fund's portfolio includes on January 1 of each year only assets, such as Florida tax-exempt securities and United States Government securities, that are exempt from the Florida Intangible Personal Property Tax. Although the date of valuation is prescribed as the close of business on the last business day of the previous calendar year, only the assets held in the portfolio of the fund on January 1 are to be valued.

The Florida Portfolio will normally attempt to invest substantially all of its assets in tax-exempt obligations of Florida, the United States, the Territories or political subdivisions of the United States or Florida ("Florida Obligations"), and it will strive to hold on January 1 of each year, only assets that are exempt from the Florida intangibles tax. Accordingly, the value of the Florida Fund shares held by a shareholder should, under normal circumstances, be exempt from the Florida intangibles tax.

MASSACHUSETTS. In recent years, the Commonwealth has experienced a significant economic slowdown, and has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. The unemployment rate was 4.1% for 1996, while the national unemployment rate was 5.2%.

Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit and certain Medicaid reimbursement payments for prior years) was limited to 10%. In addition, the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited. Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs. This limitation on cities and towns to generate revenues could create a demand for increases in state-funded local aid.
Fiscal 1995 expenditures for direct Local Aid were $2.976 billion, which is an increase of approximately 9.1% above the fiscal 1994 level. It is estimated that fiscal 1996 expenditures for direct Local Aid will be $3.241 billion, which is an increase of approximately 8.9% above the fiscal 1995 level.

General obligations of Massachusetts are rated A1, A+ and A+ by Moody's, S&P and Fitch, respectively.

MASSACHUSETTS TAXES. The Massachusetts Portfolio has received a letter ruling (the "Ruling") from the Department of Revenue (the "Department") of The Commonwealth of Massachusetts to the effect that it will be classified as a partnership for Massachusetts tax purposes. The Ruling provides that, consequently, interest income received by the Massachusetts Portfolio on (1) debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof ("Massachusetts Obligations"), (2) the Governments of Puerto Rico, Guam, or the United States Virgin Islands ("Possessions Obligations"), or (3) the United States ("United States Obligations") will be treated as if realized directly by investors in the Massachusetts Portfolio. The Ruling concludes that, provided that an investor in the Massachusetts Portfolio qualifies as a regulated investment company ("RIC") under the Code and satisfies certain notice requirements of Massachusetts law,
(1) dividends paid by such a RIC that are treated as tax- exempt interest under the Code and that are directly attributable to interest on Massachusetts Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) and (2) dividends paid by such a RIC that are directly attributable to interest on Possessions Obligations or United States Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) will, in each case, be excluded from Massachusetts gross income. Because the Massachusetts Fund intends to continue to invest in the Massachusetts Portfolio, qualify for treatment as a RIC under the Code, and satisfy the applicable notice requirements, the Massachusetts Fund's distributions to its shareholders of its allocable share of the interest received by the Massachusetts Portfolio that is attributable to Massachusetts Obligations, Possessions Obligations or United States Obligations should consequently be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. Distributions properly designated as capital gain dividends under the Code and attributable to gains realized by the Massachusetts Portfolio and allocated to the Massachusetts Fund on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund that are included in a shareholder's Federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

Beginning in 1996, long-term capital gains are generally taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. It is not clear what Massachusetts tax rate is currently applicable to capital gain dividends, but the Department is expected to provide guidance on this issue.

Distributions from the Massachusetts Fund will be included in net income, and in the case of intangible property corporations, shares of the Massachusetts Fund will be included in net worth for purposes of determining the Massachusetts excise tax on corporations subject to Massachusetts taxation.

MISSISSIPPI. The State's economic outlook can be characterized as one of continuing moderate growth. The manufacturing sector suffered modest declines in 1995, as a result of weak national retail sales and foreign competition. Construction remained healthy and continued to experience steady growth throughout 1996. The casino industry experienced a slow but steady growth in 1996. Also, the governmental and wholesale/retail trade and service sectors have had modest gains in employment in 1996. In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited relative strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide. The unemployment rate for November, 1996 was 5.5% as compared to the national average of 5.4%.

All State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. As of June 30, 1996, the State's total bond indebtedness was $1.25 billion. For the fiscal year ended June 30, 1996, the constitutional debt limit was approximately $6.0 billion. State revenues were $7.6 billion as of June 30, 1996. General obligations of Mississippi are rated AA and Aa by S&P and Moody's. S&P has a positive outlook for the State.

MISSISSIPPI TAXES. Under existing Mississippi law, interest received by a Mississippi resident individual upon the obligations of the State of Mississippi or political subdivisions thereof ("Mississippi obligations") is exempt from Mississippi income tax. Applicable Mississippi Income Tax Regulations provide a pass-through of the tax-exempt character of interest received by a regulated investment company, such as the Mississippi Fund, upon distribution to its shareholders where the Mississippi Fund directly owns such Mississippi tax-exempt obligations. Under the regulation, a taxpayer's pro rata portion of interest dividends distributed by a regulated investment company is exempt from Mississippi income tax to the extent that such pro rata portion represents interest received by a regulated investment company from governmental securities which would be exempt for Mississippi income tax purposes if such governmental securities were directly held by the taxpayer. In this situation, however, the Mississippi Fund will not own the Mississippi tax-exempt obligations directly but will invest in the Mississippi Portfolio, which will own the Mississippi tax-exempt obligations. There is no law addressing the Mississippi income tax consequences to Mississippi resident individuals receiving interest dividends from a regulated investment company, such as the Mississippi Fund, that contributes its assets to a trust, such as the Mississippi Portfolio, in exchange for an interest therein where the trust owns Mississippi tax-exempt obligations and distributes the income therefrom to the regulated investment company. In 1993, the Mississippi State Tax Commission issued a ruling stating that a Mississippi resident taxpayer's pro rata portion of interest dividends distributed by the Mississippi Fund will be non-taxable to the extent that such pro rata portion represents interest received by the Mississippi Fund, either directly or through the Mississippi Portfolio, from Mississippi tax-exempt obligations, which would be exempt for Mississippi income tax purposes if such tax-exempt obligations were directly held by the taxpayer. In the opinion of Butler, Snow, O'Mara, Stevens & Cannada, PLLC, special Mississippi tax counsel to the Mississippi Fund, a Mississippi resident individual's pro rata portion of interest dividends distributed by the Mississippi Fund will be exempt from Mississippi income tax to the extent that such pro rata portion (i) is excluded from gross income under the Code and (ii) represents interest the Mississippi Fund receives, either directly or through the Mississippi Portfolio, from investments in Mississippi tax-exempt obligations.

NEW YORK. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. However, as the result of a recession ending in the first quarter of 1993, 560,000 jobs were lost statewide (equal to 6.7% of the peak employment figure for 1989). Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer, manufacturing, defense and banking industries. The State expects modest economical employment growth in New York for 1996. In the 1992-1993 fiscal year, however, the State began the process of financial reform. The State Financial Plans for the 1992-1993 through 1995- 1996 fiscal years produced positive fund balances at the end of all four fiscal years.

The State ended its 1995-1996 fiscal year in balance, with a reported 1995- 1996 General Fund cash surplus of $445 million after closing a previously projected budget gap of approximately $5 billion. In conjunction with enactment of the 1995-1996 budget, legislation was enacted to reduce the State's personal income tax by 20 percent over a three year period. Under such legislation, tax rates will drop, tax brackets will accelerate, and standard deductions will be increased.

On July 13, 1996, the State adopted its budget for the 1996-1997 fiscal year which began on April 1, 1996. It is reasonable to expect press reports describing the details of such budget.

The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State. In some cases, the State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

Like the State, New York City has experienced financial difficulties in recent years and currently continues to experience such difficulties owing, in part, to lower than anticipated revenues. Because New York City taxes comprise approximately 40% of the State's tax base, the City's difficulties adversely affect the State.

New York's general obligations are rated A, A- and A+ by Moody's, S&P and Fitch, respectively. S&P currently assesses the rating outlook for New York obligations as positive. As of July 11, 1996, New York City obligations were rated Baa1, BBB+ and A- by Moody's, S&P and Fitch, respectively. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A-to BBB+ and removed City bonds from CreditWatch. On February 28, 1996, Fitch placed the City's general obligation bonds on Fitch Alert with negative implications.

NEW YORK TAXES. In the opinion of Brown & Wood LLP, under New York law, dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

OHIO. The State's economy is reliant in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. In fiscal 1993, a projected $520 million budget gap was addressed through tax revisions and appropriation cuts. The fiscal year 1994 budget was balanced, and the State's General Revenue Fund had an ending fund balance of $560 million. The June 30, 1995 ending General Revenue Fund balance was $928 million. The 1996 General Fund balance totalled $1.6 billion, or 9.8% of appropriations. The fiscal 1997 budget is expected to balance with no depletion in reserves.

General obligations of Ohio are rated Aa and AA by S&P and Moody's, respectively (except that highway obligations are rated Aaa by S&P). Fitch does not currently rate the State's general obligations.

OHIO TAXES. In the opinion of special tax counsel to the Ohio Fund, Squire, Sanders & Dempsey, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions determined, to the extent the Ohio Fund invests in the Ohio Portfolio, by treating the Ohio Fund as owning its proportionate share of the assets owned by the Ohio Portfolio.

RHODE ISLAND. Strong budget discipline in fiscal year 1995, led to a General Fund balance of over $50 million, including reserves. Primarily General Fund revenue sources include individual income, sales and use taxes, and corporate income taxes. Recently, revenue growth has improved, even with a weak economic recovery. Early in the 1995-1996 budget year, an estimated $62 million fiscal gap emerged. Of that, $36.3 million was attributable to revenue shortfalls. In October of 1995, the Governor began implementing reduction measures. Subsequently a modest surplus was reached for fiscal year-end 1996.

In January, 1991, the collapse of the Rhode Island Share and Deposit Indemnity Corporation precipitated the closure of 45 financial institutions with a total deposit liability of approximately $1.7 billion. In response, the State created the Rhode Island Depositors Economic Protection Corporation, a public corporation, ("DEPCO"), to assist in the resolution of the resulting banking crisis. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to depositors through the reopening, sale or liquidation of the closed institutions. As of June, 1994, DEPCO had outstanding debt totalling approximately $494.2 million, the proceeds of which were used to facilitate the sale of certain institutions and the payout of frozen deposits. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million.


The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A-1 by Moody's and AA- with a stable outlook from S&P. General obligations of Rhode Island are rated AA-, A-1 and AA-, by S&P, Moody's and Fitch, respectively.

RHODE ISLAND TAXES. The Rhode Island Fund obtained an opinion from Hinckley, Allen & Snyder, special tax counsel to the Rhode Island Fund, that under Rhode Island law, dividends paid by the Rhode Island Fund are exempt from Rhode Island state income tax for individuals who reside in Rhode Island to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on obligations of Rhode Island, its political subdivisions, the Territories or the United States ("Rhode Island Obligations"). Other distibutions from the Rhode Island Fund, including distributions from capital gains, are generally not exempt from Rhode Island state personal income tax.


WEST VIRGINIA. The West Virginia economy was heavily dependent on the resource-based industries, specifically coal, chemical and steel. The State's economy has rebounded from the economic recession and the State has diversified its economy with new growth in home construction and increasing retail trade and service employment. For August, 1996, the State unemployment rate was 6.9% down from the August, 1995 level of 8.2%. The service and wood sectors and tourism are expected to continue to lead the improving State economy. The manufacturing sector and mining employment has contracted in recent years. Per capita income for the state is approximately 81.4% of the national average.

In 1994, the State established a rainy day reserve fund into which 50% of annual surplus general fund revenues will be deposited until the reserve fund balance reaches 5% of general fund appropriations. At June 30, 1995, the estimated balance in the fund was $63.7 million or 2.8% of appropriations. The State has upgraded its financial management and reporting practices through its conversion to GAAP-based accounting. The State also adopted policies to amortize large unfunded accrued liabilities in its workers' compensation and teachers retirement funds over 40 years.

In 1996, both S&P and Fitch upgraded West Virginia general obligation debt citing economic expansion, sound financial management and moderate debt burden. General obligations of West Virginia are currently rated AA, A1 and AA-, by S&P, Moody's and Fitch, respectively.


WEST VIRGINIA TAXES. In the opinion of Bowles, Rice, McDavid, Graff & Love, special West Virginia tax counsel to the West Virginia Fund, under existing West Virginia law, in 1991 the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 91-002 which was declared to be of precedential value. This Technical Assistance Advisory addresses liability for West Virginia personal income tax on interest and dividend income received by investors in regulated investment companies. Accordingly, under existing law, as long as the West Virginia Fund qualifies as a separate "regulated investment company" under the Code, that portion of exempt-interest dividends that represents interest income received by the West Virginia Fund from obligations of the United States and its possessions and interest or dividend income received by the West Virginia Fund on obligations or securities of any authority commission or instrumentality of the United States or of the State of West Virginia, which is exempt from West Virginia State income tax by federal or West Virginia law, is exempt from West Virginia Personal Income Tax. This exemption does not apply to any portion of interest income on obligations of any state other than West Virginia, regardless of any exemption provided under federal law. In the event the West Virginia Fund fails to qualify as a separate "regulated investment company", the foregoing exemption may be unavailable or substantially limited.

The Technical Assistance Advisory contains a more specific, although nonexclusive, list of obligations and authorities which are exempt from taxation. The Technical Assistance Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the West Virginia Fund to purchase or carry shares of the West Virginia Fund will not be deductible for West Virginia income purposes.


PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Section 936 (a tax incentive that has encouraged economic growth in Puerto Rico) will be phased out over a ten year period. At this time, it is uncertain as to the implication the change will have on the Puerto Rico economy. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for July, 1996 was approximately 14.1%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a negative outlook on Puerto Rico's rating on April 26, 1994 which was still in place as of the date of this prospectus.

[LOGO]
EATON VANCE
=============================
        MUNICIPAL FUNDS


EV MARATHON MUNICIPAL FUNDS
-----------------------------------------------------------


PROSPECTUS
FEBRUARY 1, 1997



EV MARATHON CALIFORNIA MUNICIPALS FUND
EV MARATHON FLORIDA MUNICIPALS FUND
EV MARATHON MASSACHUSETTS MUNICIPALS FUND
EV MARATHON MISSISSIPPI MUNICIPALS FUND
EV MARATHON NEW YORK MUNICIPALS FUND
EV MARATHON OHIO MUNICIPALS FUND
EV MARATHON RHODE ISLAND MUNICIPALS FUND
EV MARATHON WEST VIRGINIA MUNICIPALS FUND




EV MARATHON
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110


PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                       M-TFC2/1P

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                EV TRADITIONAL
                               MUNICIPAL FUNDS

---------------------------------------------------------------------------------------------

EV TRADITIONAL CALIFORNIA MUNICIPALS FUND        EV TRADITIONAL NEW YORK MUNICIPALS FUND
EV TRADITIONAL FLORIDA MUNICIPALS FUND           EV TRADITIONAL OHIO MUNICIPALS FUND
EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND     EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND
EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND       EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND

THE EV TRADITIONAL MUNICIPAL FUNDS (THE "FUNDS") ARE MUTUAL FUNDS SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND THE STATE TAXES DESCRIBED UNDER "THE FUNDS' INVESTMENT OBJECTIVES" IN THIS PROSPECTUS. EACH FUND INVESTS ITS ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY (A "PORTFOLIO") HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. EACH FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated February 1, 1997 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolios' investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Funds. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.


AS OF THE DATE OF THIS COMBINED PROSPECTUS, A FUND MAY NOT BE AVAILABLE FOR PURCHASE IN CERTAIN STATES. PLEASE CONTACT THE PRINCIPAL UNDERWRITER OR YOUR BROKER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------


                                                        PAGE                                                     PAGE
Shareholder and Fund Expenses  ........................   2  How to Redeem Fund Shares .........................  15
The Funds' Financial Highlights .......................   3  Reports to Shareholders ...........................  16
The Funds' Investment Objectives ......................   5  The Lifetime Investing Account/Distribution
Investment Policies and Risks .........................   5    Options .........................................  16
Organization of the Funds and the Portfolios ..........   9  The Eaton Vance Exchange Privilege ................  17
Management of the Funds and the Portfolios ............  10  Eaton Vance Shareholder Services ..................  18
Service Plans .........................................  12  Distributions and Taxes ...........................  19
Valuing Fund Shares ...................................  12  Performance Information ...........................  20
How to Buy Fund Shares ................................  13  Appendix -- State Specific Information ............  21
--------------------------------------------------------------------------------------------------------------------

                      PROSPECTUS DATED FEBRUARY 1, 1997

SHAREHOLDER AND FUND EXPENSES
------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                                                3.75%
Sales Charges Imposed on Reinvested Distributions                                                                             None
Fees to Exchange Shares                                                                                                       None


ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
                                    CALIFORNIA   FLORIDA  MASSACHUSETTS MISSISSIPPI  NEW YORK     OHIO    RHODE ISLAND WEST VIRGINIA
                                       FUND       FUND         FUND         FUND       FUND       FUND        FUND        FUND
                                    ----------   -------  ------------- -----------  --------     ----    ------------ -------------
Investment Adviser Fee (after any
  applicable fee reduction)            0.50%      0.46%        0.46%        0.10%      0.46%      0.46%       0.13%       0.24%
Other Expenses (including
  Service Plan Fees and after
  expense allocation)                  0.15       0.21         0.32         0.67       0.13       0.38        0.47        0.63
                                       ----       ----         ----         ----       ----       ----        ----        ----
    Total Operating Expenses (after
      reductions)                      0.65%      0.67%        0.78%        0.77%      0.59%      0.84%       0.60%       0.87%
                                       ====       ====         ====         ====       ====       ====        ====        ====

EXAMPLE
-----------------------------------------------------------------------------------------------------------------------------------
An investor would pay the following maximum initial sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each time period:

                                    CALIFORNIA   FLORIDA  MASSACHUSETTS MISSISSIPPI  NEW YORK     OHIO    RHODE ISLAND WEST VIRGINIA
                                       FUND       FUND         FUND         FUND       FUND       FUND        FUND        FUND
                                    ----------   -------  ------------- -----------  --------     ----    ------------ -------------
 1 Year                                $ 44       $ 44         $ 45         $ 45       $ 43       $ 46        $ 43        $ 46
 3 Years                                 58         58           61           61         56         63          56          64
 5 Years                                 72         73           79           79         69         82          70          84
10 Years                                116        118          130          129        109        137         110         141


NOTES:


The table and the Example summarize the aggregate expenses of the Funds and the Portfolios and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for each Fund is based on its expenses for the most recent fiscal year, except that the Service Plan Fees are estimated for the Massachusetts, Mississippi, Ohio, Rhode Island and West Virginia Funds for the current fiscal year ending September 30, 1997. Absent a fee reduction and an expense allocation, the Investment Adviser Fee, Other Expenses and Total Operating Expenses would have been: 0.20%, 1.62% and 1.82%, respectively, for the Mississippi Fund and 0.25%, 1.15% and 1.40%, respectively, for the Rhode Island Fund. Absent a fee reduction, Other Expenses and Total Operating Expenses would have been 0.87% and 1.37%, respectively, for the California Fund; 0.73% and 1.19%, respectively, for the Florida Fund; 0.97% and 1.43%, respectively, for the Massachusetts Fund; 0.57% and 1.03%, respectively, for the New York Fund; 1.31% and 1.77%, respectively, for the Ohio Fund and 1.94% and 2.18%, respectively, for the West Virginia Fund.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return may vary. For further information regarding the expenses of the Funds and the Portfolios see "The Funds' Financial Highlights," "Management of the Funds and the Portfolios" and "Service Plans."

No sales charge is payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. See "How to Buy Fund Shares" and "How to Redeem Fund Shares."

Each Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 10.

Each Fund invests exclusively in its corresponding Portfolio. Other investment companies with different distribution arrangements and fees are investing in the Portfolios and others may do so in the future. See "Organization of the Funds and the Portfolios."

THE FUNDS' FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The following information should be read in conjunction with the audited financial statements included in the Funds' annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon reports of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.

---------------------------------------------------------------------------------------------------------------------------------
                          CALIFORNIA FUND             FLORIDA FUND             MASSACHUSETTS FUND           MISSISSIPPI FUND
                    -------------------------  -------------------------  --------------------------  ---------------------------
                     YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                    -------------------------  -------------------------  --------------------------  ---------------------------
                      1996     1995    1994*    1996    1995     1994*     1996       1995    1994*    1996       1995     1994*
                    --------  ------- -------  ------- -------  -------   -------    ------- -------  -------    -------  -------
NET ASSET VALUE,
  beginning of year  $10.180  $ 9.840 $10.000  $10.450 $10.020  $10.000   $ 9.260    $ 9.000 $10.000  $ 9.300    $ 8.920  $10.000
                     -------  ------- -------  ------- -------  -------   -------    ------- -------  -------    -------  -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment
    income           $ 0.601  $ 0.610 $ 0.209  $ 0.587 $ 0.587  $ 0.288   $ 0.490+++ $ 0.449 $ 0.350  $ 0.456+++ $ 0.426  $ 0.338
  Net realized and
    unrealized gain
    (loss)             0.203    0.335  (0.158)   0.082   0.438    0.023++   0.062+++   0.283  (0.933)   0.140+++   0.391   (1.024)
                     -------  ------- -------  ------- -------  -------   -------    ------- -------  -------    -------  -------
    Total income
      (loss) from
      operations     $ 0.804  $ 0.945 $ 0.051  $ 0.669 $ 1.025  $ 0.311   $ 0.552    $ 0.732 $(0.583) $ 0.596    $ 0.817  $(0.686)
                     -------  ------- -------  ------- -------  -------   -------    ------- -------  -------    -------  -------

LESS DISTRIBUTIONS:
  From net
    investment
    income           $(0.604) $(0.605)$(0.209) $(0.587)$(0.587) $(0.288)  $(0.494)   $(0.449)$(0.350) $(0.476)   $(0.426) $(0.338)
  In excess of net
    investment
    income(4)          --       --     (0.002)  (0.002) (0.008)  (0.003)   (0.018)    (0.023) (0.067)   --        (0.011)  (0.056)
                     -------  ------- -------  ------- -------  -------   -------    ------- -------  -------    -------  -------
    Total
      distributions  $(0.604) $(0.605)$(0.211) $(0.589)$(0.595) $(0.291)  $(0.512)   $(0.472)$(0.417) $(0.476)   $(0.437) $(0.394)
                     =======  ======= =======  ======= =======  =======   =======    ======= =======  =======    =======  =======
NET ASSET VALUE,
  end of year        $10.380  $10.180 $ 9.840  $10.530 $10.450  $10.020   $ 9.300    $ 9.260 $ 9.000  $ 9.420    $ 9.300  $ 8.920
                     =======  ======= =======  ======= =======  =======   =======    ======= =======  =======    =======  =======
TOTAL RETURN(1)        8.05%    9.94%   0.50%    6.55%  10.59%    3.10%     6.19%      8.45% (6.02)%    6.64%      9.47%  (6.96)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of year
    (000 omitted)    $ 6,168  $ 4,093 $ 3,101  $ 4,388 $ 3,548  $ 1,246   $ 6,045    $ 2,764 $ 3,743  $ 1,208    $ 2,330  $ 2,800
  Ratio of net
    expenses to
    average daily
    net assets(2)(3)   0.65%    0.63%   0.54%+   0.67%   0.66%    0.50%+    0.98%      1.53%   1.61%+   1.13%      1.48%    1.24%+
  Ratio of net
    expenses to
    average daily
    net assets after
    custodian fee
    reduction(2)(3)    0.64%    0.62%   --       0.59%   0.61%    --        0.97%      1.51%   --       1.10%      1.44%    --
  Ratio of net
    investment
    income to
    average daily
    net assets         5.83%    6.08%   5.60%+   5.57%   5.68%    5.30%+    5.33%      5.05%   4.55%+   4.88%      4.79%    4.42%+

**For the periods indicated, the operating expenses of the Funds and the Portfolios reflect an allocation of expenses to the
  Investment Adviser and/ or the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been:

  NET INVESTMENT
    INCOME PER SHARE $ 0.527  $ 0.513 $ 0.158  $ 0.532 $ 0.497  $ 0.081   $ 0.430    $ 0.405 $ 0.260  $ 0.358    $ 0.364  $ 0.246
                     =======  ======= =======  ======= =======  =======   =======    ======= =======  =======    =======  =======

  RATIOS (As a percentage of average daily net assets):
    Expenses(2)(3)     1.37%    1.60%   1.92%+   1.19%   1.53%    2.48%+    1.63%      2.02%   2.78%+   2.18%      2.18%    2.45%+
    Expenses after
      custodian fee
      reduction(2)(3)  1.36%    1.59%   --       1.11%   1.48%    --        1.62%      2.00%   --       2.15%      2.14%    --
    Net investment
      income           5.11%    5.11%   4.22%+   5.05%   4.81%    3.32%+    4.68%      4.56%   3.38%+   3.83%      4.09%    3.21%+

                                                                                                        (See footnotes on page 4.)

-------------------------------------------------------------------------------

                              NEW YORK FUND                   OHIO FUND                RHODE ISLAND          WEST VIRGINIA FUND
                    --------------------------------- ------------------------- ------------------------- ------------------------
                         YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,  YEAR ENDED SEPTEMBER 30, YEAR ENDED SEPTEMBER 30,
                    --------------------------------- ------------------------- ------------------------- ------------------------
                      1996         1995     1994*       1996    1995    1994*     1996    1995    1994*    1996    1995    1994*
                    --------     --------  --------   -------- ------- -------   ------- ------- -------  ------- ------- -------
NET ASSET VALUE,
  beginning of year  $10.150      $ 9.780   $10.000    $ 9.320 $ 8.940 $10.000   $ 9.210 $ 8.890 $10.000  $ 9.350 $ 8.980 $10.000
                     -------      -------   -------    ------- ------- -------   ------- ------- -------  ------- ------- -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment
    income           $ 0.570+++   $ 0.583   $ 0.271    $ 0.486 $ 0.428 $ 0.348   $ 0.431 $ 0.442 $ 0.347  $ 0.433 $ 0.427 $ 0.326
  Net realized and
    unrealized gain
    (loss)             0.095+++     0.390    (0.214)     0.064   0.404  (0.992)    0.106   0.331  (1.046)   0.139   0.385  (0.959)
                     -------      -------   -------    ------- ------- -------   ------- ------- -------  ------- ------- -------
    Total income
      (loss) from
      operations     $ 0.665      $ 0.973   $ 0.057    $ 0.550 $ 0.832 $(0.644)  $ 0.537 $ 0.773 $(0.699) $ 0.572 $ 0.812 $(0.633)
                     -------      -------   -------    ------- ------- -------   ------- ------- -------  ------- ------- -------

LESS DISTRIBUTIONS:
  From net investment
    income           $(0.571)     $(0.583)  $(0.271)   $(0.486)$(0.428)$(0.348)  $(0.437)$(0.442)$(0.347) $(0.456)$(0.427)$(0.326)
  In excess of net
    investment
    income(4)         (0.024)      (0.017)   (0.006)    (0.004) (0.024) (0.068)    --     (0.011) (0.064)  (0.016) (0.015) (0.061)
  In excess of net
    realized gain(4)   --          (0.003)    --         --      --      --        --      --      --       --      --      --
                     -------      -------   -------    ------- ------- -------   ------- ------- -------  ------- ------- -------
    Total
      distributions  $(0.595)     $(0.603)  $(0.277)   $(0.490)$(0.452)$(0.416)  $(0.437)$(0.453)$(0.411) $(0.472)$(0.442)$(0.387)
                     -------      -------   -------    ------- ------- -------   ------- ------- -------  ------- ------- -------

NET ASSET VALUE,
  end of year        $10.220      $10.150   $ 9.780    $ 9.380 $ 9.320 $ 8.940   $ 9.310 $ 9.210 $ 8.890  $ 9.450 $ 9.350 $ 8.980
                     =======      =======   =======    ======= ======= =======   ======= ======= =======  ======= ======= =======

TOTAL RETURN(1)        6.69%       10.32%     0.56%      6.12%   9.64% (6.75)%     5.95%   9.00%  (7.29%)   6.45%   9.35% (6.53)%

RATIOS/SUPPLEMENTAL DATA**:
  Net assets,
    end of year
    (000 omitted)    $  7,025     $  4,427  $  1,382   $  1,959 $ 2,168 $ 2,111   $ 2,447 $ 3,034 $ 3,919  $ 1,585 $ 1,032 $ 1,897
  Ratio of net
    expenses to
    average daily
    net assets(2)(3)   0.59%        0.59%     0.44%+     1.11%   1.56%   1.60%+    1.35%   1.29%   1.23%+   1.10%   1.35%   1.28%+
  Ratio of net
    expenses to
    average daily
    net assets after
    custodian fee
    reduction(2)(3)    0.56%        0.50%     --         1.06%   1.54%   --        1.32%   1.23%   --       1.06%   1.33%   --
  Ratio of net
    investment
    income to
    average daily
    net assets         5.55%        5.77%     5.36%+     5.14%   4.76%   4.42%+    4.58%   5.00%   4.50%+   4.64%   4.81%   4.53%+

**For the periods indicated, the operating expenses of the Funds and the Portfolios reflects an allocation of expenses to the
  Investment Adviser and/ or the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been:

  NET INVESTMENT
    INCOME PER SHARE $ 0.525      $ 0.512   $ 0.156    $ 0.397 $ 0.336 $ 0.241   $ 0.356 $ 0.377 $ 0.299  $ 0.310 $ 0.318 $ 0.204
                     =======      =======   =======    ======= ======= =======   ======= ======= =======  ======= ======= =======

  RATIOS (As a percentage of average daily net assets):
    Expenses(2)(3)     1.03%        1.29%     2.71%+     2.05%   2.58%   2.96%+    2.15%   2.03%   1.85%+   2.41%   2.58%   2.66%+
    Expenses after
      custodian fee
      reduction(2)(3)  1.00%        1.20%     --         2.00%   2.56%   --        2.12%   1.97%   --       2.37%   2.56%   --
    Net investment
      income           5.11%        5.07%     3.09%+     4.20%   3.74%   3.06%+    3.78%   4.26%   3.88%+   3.33%   3.58%   3.15%+

Footnotes:

  +Annualized.

 ++The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of s ales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

+++Per share amounts have been calculated using average shares outstanding.

  *For the California, Florida, Massachusetts, Mississippi, New York, Ohio, Rhode Island and West Virginia Funds, the Financial Hig
   hlights are for the period from the start of business, May 27, 1994, April 5, 1994, December 7, 1993, December 7, 1993, April
   15, 1994, December 7, 1993, December 7, 1993 and December 13, 1993, respectively, to September 30, 1994.

(1)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total r eturn is computed on a non-annualized basis.

(2)Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3)The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requireme nts. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with it s service providers. The expense ratios for the period ended September 30, 1994 have not been adjusted to reflect this change.

(4)During the year ended September 30, 1993, (September 30, 1994 for the California Fund) the Fund adopted Statement of Position
   (S OP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital
   Distribution s by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial sta tements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(5)Prior to February 1, 1996, the Massachusetts Fund, the Mississippi Fund, the Ohio Fund and the West Virginia Fund, each made distribution fee payments pursuant to a Distribution Plan.

(6)Prior to November 29, 1996, the Rhode Island Fund made distribution fee payments pursuant to a Distribution Plan.

THE FUNDS' INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------


The investment objective of each Fund is set forth below. Each Fund currently seeks to meet its investment objective by investing its assets in a separate corresponding open-end management investment company (a "Portfolio"). Each Portfolio invests primarily in municipal obligations (as described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser. Each Portfolio has the same investment objective as its corresponding Fund.


EV TRADITIONAL CALIFORNIA MUNICIPALS FUND (the "California Fund") seeks to provide current income exempt from regular federal income tax and California State personal income taxes. The California Fund seeks to meet its objective by investing its assets in the California Municipals Portfolio (the "California Portfolio").

EV TRADITIONAL FLORIDA MUNICIPALS FUND (the "Florida Fund") seeks to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Florida Fund seeks to meet its objective by investing its assets in the Florida Municipals Portfolio (the "Florida Portfolio").


EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND (the "Massachusetts Fund") seeks to provide current income exempt from regular federal income tax and Massachusetts State personal income taxes. The Massachusetts Fund seeks to meet its objective by investing its assets in the Massachusetts Municipals Portfolio (the "Massachusetts Portfolio").


EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND (the "Mississippi Fund") seeks to provide current income exempt from regular federal income tax and Mississippi State personal income taxes. The Mississippi Fund seeks to meet its objective by investing its assets in the Mississippi Municipals Portfolio (the "Mississippi Portfolio").

EV TRADITIONAL NEW YORK MUNICIPALS FUND (the "New York Fund") seeks to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The New York Fund seeks to meet its objective by investing its assets in the New York Municipals Portfolio (the "New York Portfolio").

EV TRADITIONAL OHIO MUNICIPALS FUND (the "Ohio Fund") seeks to provide current income exempt from regular federal income tax and Ohio State personal income taxes. The Ohio Fund seeks to meet its objective by investing its assets in the Ohio Municipals Portfolio (the "Ohio Portfolio").


EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND (the "Rhode Island Fund") seeks to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Rhode Island Fund seeks to meet its objective by investing its assets in the Rhode Island Municipals Portfolio (the "Rhode Island Portfolio").


EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND (the "West Virginia Fund") seeks to provide current income exempt from regular federal income tax and West Virginia State personal income taxes. The West Virginia Fund seeks to meet its objective by investing its assets in the West Virginia Municipals Portfolio (the "West Virginia Portfolio").


INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND FROM THE STATE TAXES WHICH, IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVE, THE FUND SEEKS TO AVOID. The foregoing policy is a fundamental policy of each Fund and its corresponding Portfolio, which may not be changed unless authorized by a vote of the Fund's shareholders or that Portfolio's investors, as the case may be.

At least 70% of the net assets of the Massachusetts Portfolio and New York Portfolio, at least 75% of the net assets of the California Portfolio and Florida Portfolio, and at least 80% of the net assets of the Mississippi Portfolio, Ohio Portfolio, Rhode Island Portfolio and West Virginia Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of each Portfolio's net assets may be invested in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". A Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a State's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Under normal market conditions, a Portfolio will invest at least 65% of its total assets in obligations issued by its respective State or its political subdivisions.

Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1996, the Portfolios had invested in such obligations as follows (as a percentage of net assets): California Portfolio (20.0%); Florida Portfolio (24.0%); Massachusetts Portfolio (26.7%); Mississippi Portfolio (18.6%), New York Portfolio (5.0%); Ohio Portfolio (26.2%); Rhode Island Portfolio (21.3%); and West Virginia Portfolio (22.2%). Distributions to corporate investors of certain interest income may also be subject to the AMT. The Funds may not be suitable for investors subject to the AMT.

CONCENTRATION. Each Portfolio will concentrate its investments in municipal obligations issued by its respective State and that State's political subdivisions. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one State than mutual funds which do not concentrate in a specific State. Municipal obligations of issuers in a single State may be adversely effected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that State. Municipal obligations that rely on an annual appropriation of funds by a State's legislature for payment are also subject to the risk that the legislature will not appropriate the necessary amounts or take other action needed to permit the issuer of such obligations to make required payments. To the extent that a Portfolio's assets are concentrated in municipal obligations of issuers of a single State, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. See the Appendix to this Prospectus for a description of some of the economic and other factors relating to the States and Puerto Rico.

In addition, each Portfolio may invest 25% or more of its total assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of State and local authorities; obligations dependent on annual appropriations by a State's legislature for payment; obligations of State and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make a Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and State health care legislation. As a Portfolio's concentration increases, so does the potential for fluctuation in the value of the corresponding Fund's shares.

NON-DIVERSIFIED STATUS. As "non-diversified" investment companies, each Portfolio may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in the securities of any issuer. A Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, a Portfolio is more susceptible to any single adverse economic or political occurrence or development affecting issuers of the relevant State's municipal obligations.


OTHER INVESTMENT PRACTICES
Each Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. Each Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.


FUTURES TRANSACTIONS. Each Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities and municipal obligations) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Portfolio's initial investment in these contracts. A Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to a Portfolio. Distributions by a Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.


INSURED OBLIGATIONS. Each Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of a Fund's shares.

ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, each Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which a Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

Each Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, a Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by a Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. A Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations.


The net asset value of shares of a Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by its corresponding Portfolio. When interest rates decline, the value of securities held by a Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by a Portfolio will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of a Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of a Fund will not constitute a complete investment program.


At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.

The secondary market for some municipal obligations issued within a State (including issues which are privately placed with a Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Portfolio will invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


Some of the securities in which a Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Each Portfolio is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash and each Fund is required to distribute its share of the Portfolio's income for each taxable year. Thus, a Portfolio may have to sell other investments to obtain cash needed to make income distributions.


Each Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.


  EACH FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF EACH FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF A FUND'S SHAREHOLDERS OR THE INVESTORS IN THE CORRESPONDING PORTFOLIO, AS THE CASE MAY BE.


ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
--------------------------------------------------------------------------------


EACH FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE MUNICIPALS TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Funds). Each share represents an equal proportionate beneficial interest in a Fund. When issued and outstanding, each Fund's shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution to shareholders.


EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolios, as well as the Trust, intend to comply with all applicable federal and state securities laws. Each Portfolio's Declaration of Trust provides that its corresponding Fund and other entities permitted to invest in that Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds investing in the Portfolios.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, affords the potential for economies of scale for each Fund (at least when the assets of its corresponding Portfolio exceed $500 million) and may over time result in lower expenses for a Fund.

In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110, (617) 482-8260.

Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.


Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Prospectus regarding another Fund because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
--------------------------------------------------------------------------------

EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.


Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages each Portfolio's investments and affairs. BMR also furnishes for the use of each Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolios. Under its investment advisory agreement with a Portfolio, BMR receives a monthly advisory fee equal to the aggregate of


(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below. Categories (1) and (2) below do not apply to the California Portfolio and Category (3) is for daily net assets of the California Portfolio of up to $500 million.

                                                                           ANNUAL                DAILY
CATEGORY          DAILY NET ASSETS                                         ASSET RATE            INCOME RATE
---------------------------------------------------------------------------------------------------------------
1                 up to $20 million                                        0.100%                1.00%
2                 $20 million but less than $40 million                    0.200%                2.00%
3                 $40 million but less than $500 million                   0.300%                3.00%
4                 $500 million but less than $1 billion                    0.275%                2.75%
5                 $1 billion but less than $1.5 billion                    0.250%                2.50%
6                 $1.5 billion but less than $2 billion                    0.225%                2.25%
7                 $2 billion but less than $3 billion                      0.200%                2.00%
8                 $3 billion and over                                      0.175%                1.75%


Each Portfolio paid advisory fees for the fiscal year ended September 30, 1996 equivalent to the annualized percentage of average daily net assets stated below:

                                          NET ASSETS AS OF
PORTFOLIO                                 SEPTEMBER 30, 1996    ADVISORY FEE
------------------------------------------------------------------------------
California                                $370,590,195          0.50%
Florida                                   $624,374,001          0.46%
Massachusetts                             $281,129,236          0.46%
Mississippi                               $ 25,279,561          0.10%(1)
New York                                  $604,529,520          0.46%
Ohio                                      $292,670,816          0.46%
Rhode Island                              $ 42,167,179          0.13%(2)
West Virginia                             $ 39,500,791          0.24%

(1)Absent a fee reduction, the Mississippi Portfolio would have paid BMR advisory fees equivalent to 0.20% of average daily net assets.
(2)Absent a fee reduction, the Rhode Island Portfolio would have paid BMR advisory fees equivalent to 0.25% of average daily net assets.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Nicole Anderes has acted as the portfolio manager of the New York Portfolio and the Rhode Island Portfolio since January, 1994. She joined Eaton Vance and BMR as a Vice President in January 1994. Previously, she was a Vice President and portfolio manager at Lazard Freres Asset Management (1992-1994).

Timothy T. Browse has acted as the portfolio manager of the West Virginia Portfolio since it commenced operations. He has been a Vice President of Eaton Vance and of BMR since 1993 and an employee of Eaton Vance since 1992. Prior to joining Eaton Vance, he was a municipal bond trader at Fidelity Management & Research Company (1987-1992).


Cynthia J. Clemson has acted as the portfolio manager of the Mississippi Portfolio since it commenced operations and the California Portfolio since February 1, 1996. She has been a Vice President of Eaton Vance and BMR since 1993 and an employee of Eaton Vance since 1985.


Thomas J. Fetter has acted as the portfolio manager of the Florida and Ohio Portfolios since they commenced operations. He has been a Vice President of Eaton Vance since 1987 and of BMR since inception.


Robert B. MacIntosh has acted as the portfolio manager of the Massachusetts Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since joining the firm in 1991 and of BMR since its inception.

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolios and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. Each Fund, each Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by a Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.


The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of each Fund by investing its assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.


SERVICE PLANS
--------------------------------------------------------------------------------


In addition to advisory fees and other expenses, each Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. EACH FUND'S PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented each Fund's Plan by authorizing the Fund to make service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed
 .20% (0.25% for the California Fund) of the Fund's average daily net assets for any fiscal year which is based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Each Fund's Plan authorizes the Trustees of the Trust on behalf of the Fund to increase payments to the Principal Underwriter, Authorized Firms and other persons from time to time without further action by shareholders of the Fund, provided that the aggregate amount of payments made to such persons under the Plan in any fiscal year of the Fund does not exceed .25% of the Fund's average daily net assets. For the fiscal year ended September 30, 1996, each Fund made service fee payments (as a percentage of average daily net assets) as follows: California Fund (0.10%); Florida Fund (0.07%); Massachusetts Fund (0.20% annualized); Mississippi Fund (0.20% annualized); New York Fund (0.07%); Ohio Fund (0.20% annualized); Rhode Island Fund (0.20%); and West Virginia Fund (0.20% annualized). A portion of the service fee payments made by the Massachusetts, Mississippi, Ohio, Rhode Island and West Virginia Funds were made pursuant to a prior version of the Plan. The Plan is described further in the Statement of Additional Information.


VALUING FUND SHARES
--------------------------------------------------------------------------------

EACH FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities, by the number of shares outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolios' assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------


SHARES OF A FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of a Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. A Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. A Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. Shares of each Fund are offered for sale only in States where such shares may be legally sold.


The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:
                                                                 SALES CHARGE          SALES CHARGE          DEALER COMMISSION
                                                                 AS PERCENTAGE OF      AS PERCENTAGE OF      AS PERCENTAGE OF
AMOUNT OF PURCHASE                                               OFFERING PRICE        AMOUNT INVESTED       OFFERING PRICE
---------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                                3.75%                 3.90%                 4.00%
$50,000 but less than $100,000                                   2.75                  2.83                  3.00
$100,000 but less than $250,000                                  2.25                  2.30                  2.50
$250,000 but less than $500,000                                  1.75                  1.78                  2.00
$500,000 but less than $1,000,000                                1.25                  1.27                  1.50
$1,000,000 or more                                               0.00*                 0.00*                 0.50



*No sales charge is payable at the time of purchase on investments of $1 million or more, or where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days' prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge. A contingent deferred sales charge ("CDSC")
 of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase.



The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.

An initial investment in a Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Funds' transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

Shares of a Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolios; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with a Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401 (a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and "rabbi trusts."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the applicable public offering price as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Traditional [State name] Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Traditional [State name] Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of a Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, State and local tax consequences of exchanging securities for Fund shares.

STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
-------------------------------------------------------------------------------


A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Funds' agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, a Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld. Although each Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by that Fund from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, each Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by a Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.

If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. In addition, certain shares of the Rhode Island Fund purchased prior to November 30, 1996 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a CDSC equal to 1% of the net asset value of redeemed shares. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC. The CDSC will be retained by the Principal Underwriter.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------


EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Funds' independent certified public accountants. Shortly after the end of each calendar year, each Fund will furnish its shareholders with information necessary for preparing federal and State tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE APPLICABLE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. A Fund will not issue share certificates except upon request.

At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Funds' dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


Shares of a Fund may currently be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in States where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Funds do not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of a Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.


The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds advised or administered by Eaton Vance may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Any such exchange is subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Funds, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


THE FUNDS OFFER THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


STATEMENT OF INTENTION: Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. See "How to Buy Fund Shares -- Statement of Intention and Escrow Agreement."


RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.


REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of a Fund, or, provided that the shares redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption proceeds in shares of a Fund. If a shareholder reinvests redemption proceeds within the 60-day period the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of the redemption some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO A FUND BY ITS CORRESPONDING PORTFOLIO (LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES) WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. Each Fund anticipates that for tax purposes the entire distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of a Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. A Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by its corresponding Portfolio for tax purposes, after taking into account any available capital loss carryovers; a Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

Sales charges paid upon a purchase of Fund shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a Fund or of another fund pursuant to a Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Each Fund intends to qualify as a regulated investment company under the Code, and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, each Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As partnerships under the Code, the Portfolios do not pay federal income or excise taxes.

Distributions of interest on certain municipal obligations constitute a tax preference item under the AMT provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of a Fund. Tax-exempt distributions received from a Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund's distribution of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.


SEE THE APPENDIX TO THIS PROSPECTUS FOR INFORMATION CONCERNING STATE TAXES. Shareholders should consult with their tax advisers concerning the applicability of State, local and other taxes to an investment in a Fund.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


FROM TIME TO TIME, EACH FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Each Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. Each Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (which includes the maximum sales charge) for specified periods, assuming reinvestment of all distributions. Each Fund may publish annual and cumulative total return figures from time to time. Each Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.

Each Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be lower if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period. If the expenses of a Fund or its corresponding Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

                                                                      APPENDIX


STATE SPECIFIC INFORMATION


Because each Portfolio will normally invest at least 65% of its assets in the obligations of issuers in its corresponding State, it is susceptible to factors affecting that State. Each Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and Puerto Rico.


The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.


CALIFORNIA. From the latter years of the 1980s through fiscal year 1992-1993, California weathered a turbulent period of repeated budgetary imbalance. Even as rapid population growth escalated the demand for government services, an economic recession ravaged the State's revenue base and drove expenditures above budget appropriations.

Bolstered by strengthening revenues, reduced caseload growth and an improving economy, the State has begun to experience some relief from the serious budgetary pressures that characterized a significant portion of the decade. Reflecting the belief shared by many analysts that the California economy would remain strong, the 1996-1997 Budget Act allocated a State budget of some $63 billion. In the context of optimistic revenue projections released by the Department of Finance, the Budget Act granted a $230 million tax cut to corporations while simultaneously providing an increase in funding for education and prisons. However, only a relatively modest amount, $287 million, was allocated to the reserve fund available for emergencies such as earthquakes.

Nonetheless, the State's budgetary fortunes continue to be subject to unforeseeable events. In December, 1994, for example, Orange County, California and its Investment Pool filed for bankruptcy. A plan of adjustment has been approved by the court and became effective under which all non-municipal creditors are to be paid in full. However, the ultimate financial impact on the County and the State cannot be predicted with any certainty. In addition, constant fluctuations in other factors affecting the State -- including health and welfare caseloads, property tax receipts, federal funding and extraordinary expenditures related to natural disasters -- will undoubtedly create new budget challenges.

Furthermore, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects on the California economy. Among these are measures that have established tax, spending or appropriations limits and prohibited the imposition of certain new taxes, authorized the transfers of tax liabilities and reallocations of tax receipts among governmental entities and provided for minimum levels of funding.

Finally, certain bonds in the Trust may be subject to provisions of California law that could adversely affect payments on those bonds or limit the remedies available to bondholders. Among these are bonds of health care institutions which are subject to the strict rules and limits regarding reimbursement payments of California's Medi-Cal Program for health care services to welfare beneficiaries, and bonds secured by liens on real property.

As of the date of this Prospectus, general obligation bonds issued by the State are rated A1, A and A by Moody's, S&P and Fitch.

CALIFORNIA TAXES. California law provides that dividends paid by the California Fund and designated by the California Fund as tax-exempt are exempt from California personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on municipal obligations exempt from regular federal income tax and California State personal income taxes, provided that at least 50% of the assets of the California Portfolio at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the State of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains at ordinary income rates under the California personal income tax.

FLORIDA. Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner.

The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).

The State finished the 1995 fiscal year with a working capital reserve of $161.5 million and $121 million in the newly established budget stabilization reserve. For fiscal year 1995-96, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15.3 billion, a 3.3% increase over fiscal year 1994-95. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $14.8 billion, unencumbered reserves at the end of fiscal year 1995-96 are estimated at $0.5 billion. For fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $16.0 billion, a 4.5% increase over fiscal year 1995-96. The 1997 budget incorporates a 4.9% increase in revenues. The Florida and United States unemployment rates for 1995 were 5.4% and 5.6%, respectively. The Florida and United States unemployment rates for October, 1996 were 5.1% and 5.2%, respectively, and the estimated Florida and United States unemployment rates for 1997 are 5.8%.

In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

General obligations of Florida are rated Aa, AA and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

FLORIDA TAXES. The Florida Department of Revenue has ruled that shares of the Florida Fund owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax so long as the Florida Portfolio includes on January 1 of each year only assets, such as Florida tax-exempt securities and United States Government securities, that are exempt from the Florida Intangible Personal Property Tax. Although the date of valuation is prescribed as the close of business on the last business day of the previous calendar year, only the assets held in the portfolio of the fund on January 1 are to be valued.

The Florida Portfolio will normally attempt to invest substantially all of its assets in tax-exempt obligations of Florida, the United States, the Territories or political subdivisions of the United States or Florida ("Florida Obligations"), and it will strive to hold on January 1 of each year, only assets that are exempt from the Florida intangibles tax. Accordingly, the value of the Florida Fund shares held by a shareholder should, under normal circumstances, be exempt from the Florida intangibles tax.

MASSACHUSETTS. In recent years, the Commonwealth has experienced a significant economic slowdown, and has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. The unemployment rate was 4.1% for 1996, while the national unemployment rate was 5.2%.

Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit and certain Medicaid reimbursement payments for prior years) was limited to 10%. In addition, the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited. Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs. This limitation on cities and towns to generate revenues could create a demand for increases in state-funded local aid.

Fiscal 1995 expenditures for direct Local Aid were $2.976 billion, which is an increase of approximately 9.1% above the fiscal 1994 level. It is estimated that fiscal 1996 expenditures for direct Local Aid will be $3.241 billion, which is an increase of approximately 8.9% above the fiscal 1995 level.


General obligations of Massachusetts are rated A1, A+ and A+ by Moody's, S&P and Fitch, respectively.


MASSACHUSETTS TAXES. The Massachusetts Portfolio has received a letter ruling (the "Ruling") from the Department of Revenue (the "Department") of The Commonwealth of Massachusetts to the effect that it will be classified as a partnership for Massachusetts tax purposes. The Ruling provides that, consequently, interest income received by the Massachusetts Portfolio on (1) debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof ("Massachusetts Obligations"), (2) the Governments of Puerto Rico, Guam, or the United States Virgin Islands ("Possessions Obligations"), or (3) the United States ("United States Obligations") will be treated as if realized directly by investors in the Massachusetts Portfolio. The Ruling concludes that, provided that an investor in the Massachusetts Portfolio qualifies as a regulated investment company ("RIC") under the Code and satisfies certain notice requirements of Massachusetts law,
(1) dividends paid by such a RIC that are treated as tax-exempt interest under the Code and that are directly attributable to interest on Massachusetts Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) and (2) dividends paid by such a RIC that are directly attributable to interest on Possessions Obligations or United States Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) will, in each case, be excluded from Massachusetts gross income. Because the Massachusetts Fund intends to continue to invest in the Massachusetts Portfolio, qualify for treatment as a RIC under the Code, and satisfy the applicable notice requirements, the Massachusetts Fund's distributions to its shareholders of its allocable share of the interest received by the Massachusetts Portfolio that is attributable to Massachusetts Obligations, Possessions Obligations or United States Obligations should consequently be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. Distributions properly designated as capital gain dividends under the Code and attributable to gains realized by the Massachusetts Portfolio and allocated to the Massachusetts Fund on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Fund that are included in a shareholder's Federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

Beginning in 1996, long-term capital gains are generally taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. It is not clear what Massachusetts tax rate is currently applicable to capital gain dividends, but the Department is expected to provide guidance on this issue.

Distributions from the Massachusetts Fund will be included in net income, and in the case of intangible property corporations, shares of the Massachusetts Fund will be included in net worth for purposes of determining the Massachusetts excise tax on corporations subject to Massachusetts taxation.

MISSISSIPPI. The State's economic outlook can be characterized as one of continuing moderate growth. The manufacturing sector suffered modest declines in 1995, as a result of weak national retail sales and foreign competition. Construction remained healthy and continued to experience steady growth through 1996. The casino industry experienced a slow but steady growth in 1996. Also, the governmental and wholesale/retail trade and service sectors have had modest gains in employment in 1996. In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited relative strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide. The unemployment rate for November, 1996 was 5.5% as compared to the national average of 5.4%.

All State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. As of June 30, 1996, the State's total bond indebtedness was $1.25 billion. For the fiscal year ended June 30, 1996, the constitutional debt limit was approximately $6.0 billion. State revenues were $7.6 billion as of June 30, 1996.

General obligations of Mississippi are rated AA, and Aa by S&P and Moody's. S&P has a positive outlook for the State.

MISSISSIPPI TAXES. Under existing Mississippi law, interest received by a Mississippi resident individual upon the obligations of the State of Mississippi or political subdivisions thereof ("Mississippi obligations") is exempt from Mississippi income tax. Applicable Mississippi Income Tax Regulations provide a pass-through of the tax-exempt character of interest received by a regulated investment company, such as the Mississippi Fund, upon distribution to its shareholders where the Mississippi Fund directly owns such Mississippi tax-exempt obligations. Under the regulation, a taxpayer's pro rata portion of interest dividends distributed by a regulated investment company is exempt from Mississippi income tax to the extent that such pro rata portion represents interest received by a regulated investment company from governmental securities which would be exempt for Mississippi income tax purposes if such governmental securities were directly held by the taxpayer. In this situation, however, the Mississippi Fund will not own the Mississippi tax-exempt obligations directly but will invest in the Mississippi Portfolio, which will own the Mississippi tax-exempt obligations. There is no law addressing the Mississippi income tax consequences to Mississippi resident individuals receiving interest dividends from a regulated investment company, such as the Mississippi Fund, that contributes its assets to a trust, such as the Mississippi Portfolio, in exchange for an interest therein where the trust owns Mississippi tax-exempt obligations and distributes the income therefrom to the regulated investment company. In 1993, the Mississippi State Tax Commission issued a ruling stating that a Mississippi resident taxpayer's pro rata portion of interest dividends distributed by the Mississippi Fund will be non-taxable to the extent that such pro rata portion represents interest received by the Mississippi Fund, either directly or through the Mississippi Portfolio, from Mississippi tax-exempt obligations, which would be exempt for Mississippi income tax purposes if such tax-exempt obligations were directly held by the taxpayer. In the opinion of Butler, Snow, O'Mara, Stevens & Cannada, PLLC, special Mississippi tax counsel to the Mississippi Fund, a Mississippi resident individual's pro rata portion of interest dividends distributed by the Mississippi Fund will be exempt from Mississippi income tax to the extent that such pro rata portion (i) is excluded from gross income under the Code and (ii) represents interest the Mississippi Fund receives, either directly or through the Mississippi Portfolio, from investments in Mississippi tax-exempt obligations.

NEW YORK. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. However, as the result of a recession ending in the first quarter of 1993, 560,000 jobs were lost statewide (equal to 6.7% of the peak employment figure for 1989). Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer, manufacturing, defense and banking industries. The State expects modest economical employment growth in New York for 1996. In the 1992-1993 fiscal year, however, the State began the process of financial reform. The State Financial Plans for the 1992-1993 through 1995-1996 fiscal years produced positive fund balances at the end of all four fiscal years.

The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million after closing a previously projected budget gap of approximately $5 billion. In conjunction with enactment of the 1995-1996 budget, legislation was enacted to reduce the State's personal income tax by 20 percent over a three year period. Under such legislation, tax rates will drop, tax brackets will accelerate, and standard deductions will be increased.

On July 13, 1996, the State adopted its budget for the 1996-1997 fiscal year which began on April 1, 1996. It is reasonable to expect press reports describing the details of such budget.

The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State. In some cases, the State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

Like the State, New York City has experienced financial difficulties in recent years and currently continues to experience such difficulties owing, in part, to lower than anticipated revenues. Because New York City taxes comprise approximately 40% of the State's tax base, the City's difficulties adversely affect the State.

New York's general obligations are rated A, A- and A+ by Moody's, S&P and Fitch, respectively. S&P currently assesses the rating outlook for New York obligations as positive. As of July 11, 1996, New York City obligations were rated Baa1, BBB+ and A- by Moody's, S&P and Fitch, respectively. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. On February 28, 1996, Fitch placed the City's general obligation bonds on Fitch Alert with negative implications.

NEW YORK TAXES. Based upon the advice of tax counsel, the management of the New York Fund believes that under New York law dividends paid by the New York Fund are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Fund, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

OHIO. The State's economy is reliant in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. In fiscal 1993, a projected $520 million budget gap was addressed through tax revisions and appropriation cuts. The fiscal year 1994 budget was balanced, and the State's General Revenue Fund had an ending fund balance of $560 million. The June 30, 1995 ending General Revenue Fund balance was $928 million. The 1996 General Fund balance totalled $1.6 billion, or 9.8% of appropriations. The fiscal 1997 budget is expected to balance with no depletion in reserves.

General obligations of Ohio are rated Aa and AA by S&P and Moody's, respectively (except that highway obligations are rated Aaa by S&P). Fitch does not currently rate the State's general obligations.

OHIO TAXES. In the opinion of special tax counsel to the Ohio Fund, Squire, Sanders & Dempsey, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Fund to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Ohio Fund also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Fund's shares will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Ohio Fund will consist of Ohio obligations or similar obligations of other states or their subdivisions determined, to the extent the Ohio Fund invests in the Ohio Portfolio, by treating the Ohio Fund as owning its proportionate share of the assets owned by the Ohio Portfolio.

RHODE ISLAND. Strong budget discipline in fiscal year 1995, led to a General Fund balance of over $50 million, including reserves. Primarily General Fund revenue sources include individual income, sales and use taxes, and corporate income taxes. Recently, revenue growth has improved, even with a weak economic recovery. Early in the 1995-1996 budget year, an estimated $62 million fiscal gap emerged. Of that, $36.3 million was attributable to revenue shortfalls. In October of 1995, the Governor began implementing reduction measures. Subsequently a modest surplus was reached for fiscal year-end 1996.

In January, 1991, the collapse of the Rhode Island Share and Deposit Indemnity Corporation precipitated the closure of 45 financial institutions with a total deposit liability of approximately $1.7 billion. In response, the State created the Rhode Island Depositors Economic Protection Corporation, a public corporation, ("DEPCO"), to assist in the resolution of the resulting banking crisis. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to depositors through the reopening, sale or liquidation of the closed institutions. As of June, 1994, DEPCO had outstanding debt totalling approximately $494.2 million, the proceeds of which were used to facilitate the sale of certain institutions and the payout of frozen deposits. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million.

The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A-1 by Moody's and AA- with a stable outlook from S&P. General obligations of Rhode Island are rated AA-, A-1 and AA-, by S&P, Moody's and Fitch, respectively.

RHODE ISLAND TAXES. The Rhode Island Fund obtained an opinion from Hinckley, Allen & Snyder, special tax counsel to the Rhode Island Fund, that under Rhode Island law, dividends paid by the Rhode Island Fund are exempt from Rhode Island state income tax for individuals who reside in Rhode Island to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on obligations of Rhode Island, its political subdivisions, the Territories or the United States ("Rhode Island Obligations"). Other distibutions from the Rhode Island Fund, including distributions from capital gains, are generally not exempt from Rhode Island state personal income tax.

WEST VIRGINIA. The West Virginia economy was heavily dependent on the resource-based industries, specifically coal, chemical and steel. The State's economy has rebounded from the economic recession and the State has diversified its economy with new growth in home construction and increasing retail trade and service employment. For August, 1996, the State unemployment rate was 6.9% down from the August, 1995 level of 8.2%. The service and wood sectors and tourism are expected to continue to lead the improving State economy. The manufacturing sector and mining employment has contracted in recent years. Per capita income for the state is approximately 81.4% of the national average.

In 1994, the State established a rainy day reserve fund into which 50% of annual surplus general fund revenues will be deposited until the reserve fund balance reaches 5% of general fund appropriations. At June 30, 1995, the estimated balance in the fund was $63.7 million or 2.8% of appropriations. The State has upgraded its financial management and reporting practices through its conversion to generally accepted accounting procedure-based accounting. The State also adopted policies to amortize large unfunded accrued liabilities in its workers' compensation and teachers retirement funds over 40 years.

In 1996, both S&P and Fitch upgraded West Virginia general obligation debt citing economic expansion, sound financial management and moderate debt burden. General obligations of West Virginia are currently rated AA, A1 and AA-, by S&P, Moody's and Fitch, respectively.

WEST VIRGINIA TAXES. In the opinion of Bowles, Rice, McDavid, Graff & Love, special West Virginia tax counsel to the West Virginia Fund, under existing West Virginia law, in 1991 the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 91-002 which was declared to be of precedential value. This Technical Assistance Advisory addresses liability for West Virginia personal income tax on interest and dividend income received by investors in regulated investment companies. Accordingly, under existing law, as long as the West Virginia Fund qualifies as a separate "regulated investment company" under the Code, that portion of exempt-interest dividends that represents interest income received by the West Virginia Fund from obligations of the United States and its possessions and interest or dividend income received by the West Virginia Fund on obligations or securities of any authority commission or instrumentality of the United States or of the State of West Virginia, which is exempt from West Virginia State income tax by Federal or West Virginia law, is exempt from West Virginia Personal Income Tax. This exemption does not apply to any portion of interest income on obligations of any state other than West Virginia, regardless of any exemption provided under Federal law. In the event the West Virginia Fund fails to qualify as a separate "regulated investment company", the foregoing exemption may be unavailable or substantially limited.


The Technical Assistance Advisory contains a more specific, although nonexclusive, list of obligations and authorities which are exempt from taxation. The Technical Assistance Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the West Virginia Fund to purchase or carry shares of the West Virginia Fund will not be deductible for West Virginia income purposes.


PUERTO RICO. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Section 936 (a tax incentive that has encouraged economic growth in Puerto Rico) will be phased out over a ten year period. At this time, it is uncertain as to the implication the change will have on the Puerto Rico economy. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for July, 1996 was approximately 14.1%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a negative outlook on Puerto Rico's rating on April 26, 1994 which was still in place as of the date of this prospectus.

                                                                [logo]
EV TRADITIONAL                                               EATON VANCE
                                                             ================
MUNICIPAL                                                        Mutual Funds

FUNDS



PROSPECTUS


FEBRUARY 1, 1997


EV TRADITIONAL CALIFORNIA MUNICIPALS FUND
EV TRADITIONAL FLORIDA MUNICIPALS FUND
EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND
EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND
EV TRADITIONAL NEW YORK MUNICIPALS FUND
EV TRADITIONAL OHIO MUNICIPALS FUND
EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND
EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND


EV TRADITIONAL
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                   T-TFC2/1P

                                  EV CLASSIC
                           NATIONAL MUNICIPALS FUND
--------------------------------------------------------------------------------


EV CLASSIC NATIONAL MUNICIPALS FUND (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. THE FUND INVESTS ITS ASSETS IN NATIONAL MUNICIPALS PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated February 1, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.


--------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                                                        PAGE                                                     PAGE
Shareholder and Fund Expenses .........................   2  How to Redeem Fund Shares .........................  12
The Fund's Financial Highlights .......................   3  Reports to Shareholders ...........................  13
The Fund's Investment Objective .......................   4  The Lifetime Investing Account/Distribution
Investment Policies and Risks .........................   4    Options .........................................  14
Organization of the Fund and the Portfolio ............   7  The Eaton Vance Exchange Privilege ................  14
Management of the Fund and the Portfolio ..............   8  Eaton Vance Shareholder Services ..................  15
Distribution Plan .....................................   9  Distributions and Taxes ...........................  16
Valuing Fund Shares ...................................  11  Performance Information ...........................  17
How to Buy Fund Shares ................................  11  Appendix ..........................................  18
----------------------------------------------------------------------------------------------------------------------

                      PROSPECTUS DATED FEBRUARY 1, 1997

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------------------------------------------
Sales Charges Imposed on Purchases of Shares                                                                 None
Sales Charges Imposed on Reinvested Distributions                                                            None
Fees to Exchange Shares                                                                                      None
Contingent Deferred Sales Charge Imposed on Redemption during the First Year
  (as a percentage of redemption proceeds exclusive of all reinvestments and
  capital appreciation in the account)                                                                        1.00%


ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
Investment Adviser Fee                                                                                        0.44%
Rule 12b-1 Distribution (and Service) Fees                                                                    1.00
Other Expenses                                                                                                0.30
                                                                                                              ----
    Total Operating Expenses                                                                                  1.74%
                                                                                                              ====


EXAMPLE                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------                                                                 ------     -------     -------     --------

An investor would pay the following expenses (including a contingent deferred sales charge in the case of redemption during the first year after purchase) on a $1,000 investment, assuming (a) 5% annual return
and (b) redemption at the end of each period:                            $28         $55         $94         $205

NOTES:


The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio see "The Fund's Financial Highlights," "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan."

No contingent deferred sales charge is imposed on (a) shares purchased more than one year prior to redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege." In the Example above, expenses would be $10 less in the first year if there was no redemption.


The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 9.


The Fund invests exclusively in the Portfolio. Other investment companies with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio."


THE FUND'S FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.

-------------------------------------------------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                            --------------------------------
                                             1996        1995         1994*
                                            -------     -------      -------

NET ASSET VALUE, beginning of year          $ 9.310     $ 8.980      $10.000
                                            -------     -------      -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                     $ 0.511     $ 0.517      $ 0.425
  Net realized and unrealized gain
    (loss) on investments                     0.100       0.356       (0.961)
                                            -------     -------      -------
    Total income (loss) from operations     $ 0.611     $ 0.873      $(0.536)
                                            -------     -------      -------
LESS DISTRIBUTIONS:
  From net investment income                $(0.511)    $(0.517)     $(0.425)
  In excess of net investment income(4)      --          (0.026)      (0.059)
                                            -------     -------      -------
    Total distributions                     $(0.511)    $(0.543)     $(0.484)
                                            -------     -------      -------
NET ASSET VALUE, end of year                $ 9.410     $ 9.310      $ 8.980
                                            =======     =======      =======

TOTAL RETURN(1)                               6.73%      10.10%       (5.60%)

RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of period (000 omitted)   $67,376     $41,298      $33,982
  Ratio of net expenses to average daily
    net assets(2)(3)                          1.74%       1.79%        1.60%+
  Ratio of net expenses to average daily
    net assets after custodian fee
    reduction (2)(3)                          1.73%       1.78%       --
  Ratio of net investment income to
    average daily net assets                  5.42%       5.71%        5.39%+

**For the period from the start of business, December 3, 1993, to September 30, 1994, the operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                      $ 0.405
                                                                     =======

RATIOS (As a percentage of average daily net assets):
  Expenses(2)(3)                                                       1.86%+
  Net investment income                                                5.13%+

  +Annualized.

(1)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(2)Includes the Fund's share of the Portfolio's allocated expenses.
(3)The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as the Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the period ended September 30, 1994 has not been adjusted to reflect this change.
(4)The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
  *For the period from the start of business, December 3, 1993, to September 30, 1994.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. It currently seeks to meet its investment objective by investing its assets in the National Municipals Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in municipal obligations (described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN DEBT OBLIGATIONS ISSUED BY OR ON BEHALF OF STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES, AND THE DISTRICT OF COLUMBIA AND THEIR POLITICAL SUBDIVISIONS, AGENCIES OR INSTRUMENTALITIES, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX. The foregoing policy is a fundamental policy of both the Fund and the Portfolio, which may not be changed unless authorized by a vote of the shareholders of the Fund or the investors in the Portfolio, as the case may be.


At least 65% of the net assets of the Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch")), or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The Portfolio may invest up to 35% of its net assets in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". The Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes, which are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

Interest on certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1996, the Portfolio had 26.1% of its net assets invested in such obligations. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

CONCENTRATION. The Portfolio may invest 25% or more of its total assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. For example, health-care related issuers are susceptible to medicaid reimbursement policies, and national and state health care legislation. As the Portfolio's concentration increases, so does the potential for fluctuation in the value of the Fund's shares.


DIVERSIFIED STATUS. The Portfolio is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. Since municipal obligations are not voting securities, there is no limit on the percentage of a single issuer's obligations which the Portfolio may own so long as it does not invest more than 5% of its total assets in the securities of that issuer. Consequently, the Portfolio may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. There is no diversification requirement with respect to the remaining 25% of the Portfolio's total assets, so that all of such assets may be invested in the securities of any one issuer. To the extent that the Portfolio is less diversified than that of other investment companies, it may be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

OTHER INVESTMENT PRACTICES
The Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. The Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.


FUTURES TRANSACTIONS. The Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. The Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to the Portfolio. Distributions by the Fund of any gains realized on the Portfolio's transactions in futures and options on futures will be taxable.


INSURED OBLIGATIONS. The Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.


ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, the Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. See the Appendix to this Prospectus for the asset composition of the Portfolio for the fiscal year ended September 30, 1996. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When the Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

The Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, the Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by the Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. The Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by the Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations.


The net asset value of shares of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by the Portfolio will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of the Fund will not constitute a complete investment program.

At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.


The secondary market for some municipal obligations (including issues which are privately placed with the Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Portfolio will not invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which the Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Portfolio is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute its share of the Portfolio's income for each taxable year. Thus, the Portfolio may have to sell other investments to obtain cash needed to make income distributions.


The Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.


  THE FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE.


ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------


THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund (at least when the assets of the Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.

In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.

Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Board of Trustees of the Trust would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------


THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                                           ANNUAL                DAILY
CATEGORY          DAILY NET ASSETS                                         ASSET RATE            INCOME RATE
---------------------------------------------------------------------------------------------------------------
1                 up to $500 million                                       0.300%                3.00%
2                 $500 million but less than $1 billion                    0.275%                2.75%
3                 $1 billion but less than $1.5 billion                    0.250%                2.50%
4                 $1.5 billion but less than $2 billion                    0.225%                2.25%
5                 $2 billion but less than $3 billion                      0.200%                2.00%
6                 $3 billion and over                                      0.175%                1.75%

As at September 30, 1996, the Portfolio had net assets of $2,212,478,002. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees equivalent to 0.44% of the Portfolio's average net assets for such year.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Thomas M. Metzold has acted as the portfolio manager of the Portfolio since December 17, 1993. He has been a Vice President of Eaton Vance since 1991 and of BMR since 1992, and an employee of Eaton Vance since 1987.

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain reporting and other restrictions and procedures contained in such Codes.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.


DISTRIBUTION PLAN
--------------------------------------------------------------------------------

THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 6.25% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently pays monthly sales commissions to a financial service firm (an "Authorized Firm") in amounts anticipated to be equivalent to .75%, annualized, of the assets maintained in the Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such Firm and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such Firm and remaining outstanding for at least one year. The Plan is designed to permit an investor to purchase Fund shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection with the sale of Fund shares.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of its net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.


Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan. During the fiscal year ended September 30, 1996, the Fund paid sales commissions under the Plan to the Principal Underwriter equivalent to 0.75% of the Fund's average daily net assets for such year. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $5,994,000 (which amount was equivalent to 8.9% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year. The Fund accrues the service fee daily at the rate of 1/365 of .25% of the Fund's net assets. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently makes monthly service fee payments to an Authorized Firm in amounts anticipated to be equivalent to .25%, annualized, of the assets maintained in the Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to
 .25% of the purchase price of the shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. As permitted by the NASD Rule, all service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan equivalent to 0.25% (annualized) of the Fund's average daily net assets for such year.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.


The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------


SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Classic National Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Classic National Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------


A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of those shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge ("CDSC") equal to 1% of the net asset value of the redeemed shares. This CDSC is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than one year prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value in the other shares in the account (namely those purchased within the year preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a CDSC. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. As described under "Distribution Plan," the CDSC will be paid to the Principal Underwriter or the Fund.

In calculating the CDSC upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

No CDSC will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The CDSC will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Internal Revenue Code, as amended (the "Code") or (3) as part of a minimum required distribution from other tax-sheltered retirement plans.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------


THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state income tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

At least quarterly, the shareholder will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund, which are distributed subject to a CDSC (or equivalent early withdrawal charge), on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon the redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Shares of the other funds in the Eaton Vance Classic Group of Funds (and shares of Eaton Vance Money Market Fund acquired as a result of an exchange from an EV Classic fund) may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in a current prospectus of any such fund.

Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Classic National Municipals Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a CDSC. See "How to Redeem Fund Shares." A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSC paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO (LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES) WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid monthly on the twenty-second day of each month or the next business day thereafter. The Fund anticipates that for tax purposes, the entire distribution, whether paid in cash or additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio also does not pay federal income or excise taxes.

Distributions of interest on certain municipal obligations constitute a tax preference item under the AMT provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains included therein are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of the Fund. Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.


Shareholders should consult with their tax advisers concerning the applicability of state, local and other taxes to an investment in the Fund.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. The Fund may publish annual and cumulative total return figures from time to time. The Fund may quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.

The Fund may also publish total return figures which do not take into account any CDSC which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the CDSC would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period.

The following chart reflects the annual investment returns of the Fund for one year periods ending September 30 and does not take into account any sales charge which investors may bear. The total return for the period prior to the Fund's commencement of operations on December 3, 1993 reflects the total return of the Portfolio (or that of its predecessor) which had different operating expenses.


                   5 YEAR AVERAGE ANNUAL TOTAL RETURN -- 7.27%
                  10 YEAR AVERAGE ANNUAL TOTAL RETURN -- 6.81%

                    1987                           (1.64%)
                    1988                           11.94%
                    1989                            7.96%
                    1990                            2.83%
                    1991                           11.33%
                    1992                           11.67%
                    1993                           14.90%
                    1994*                          (5.80%)
                    1995                           10.10%
                    1996                            6.73%

*If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had lower returns.

                                                                      APPENDIX

                        NATIONAL MUNICIPALS PORTFOLIO


                        ASSET COMPOSITION INFORMATION
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996


                          RATINGS OF                                                   RATINGS OF
                        MUNICIPAL BONDS                                              MUNICIPAL BONDS
                          BY MOODY'S                                                     BY S&P
                                                PERCENT OF                                                 PERCENT OF
                                                NET ASSETS                                                 NET ASSETS
                                                ----------                                                 ----------

Aaa .......................................       22.98%         AAA ...................................       24.33%
Aa ........................................        0.02%         AA ....................................        0.25%
Aa2 .......................................        1.99%         AA- ...................................        2.24%
A1 ........................................        0.97%         A+ ....................................        0.39%
A2 ........................................        2.98%         A .....................................        0.83%
Baa1 ......................................        5.69%         A- ....................................        2.62%
Baa2 ......................................       11.37%         BBB+ ..................................        3.19%
Baa3 ......................................        5.26%         BBB ...................................        7.73%
Ba1 .......................................        0.40%         BBB- ..................................        4.12%
Ba2 .......................................        0.62%         BB+ ...................................        5.41%
Ba3 .......................................        0.13%         BB ....................................        4.50%
B1 ........................................        0.05%         BB- ...................................        0.11%
B2 ........................................        0.60%         B .....................................        0.08%
Unrated ...................................       46.94%         Unrated ...............................       44.20%
                                                  -----                                                        -----
                                                 100.00%                                                      100.00%

The chart above indicates the weighted average composition of the securities held by the Portfolio for the period ended September 30, 1996, with the debt securities rated by Moody's and S&P separated into the indicated categories. The above was calculated on a dollar weighted basis and was computed as at the end of each month during the fiscal year. The chart does not necessarily indicate what the composition of the securities held by the Portfolio's will be in the current and subsequent fiscal years. Securities that are rated by one rating agency may be "unrated" by the other.


For a description of Moody's and S&P's municipal bond ratings, see the Appendix to the Statement of Additional Information.

[logo]
EATON VANCE
==========================
           Mutual Funds

EV CLASSIC NATIONAL

MUNICIPALS FUNDS
--------------------------------------------------------------------------------

PROSPECTUS


FEBRUARY 1, 1997






EV CLASSIC
NATIONAL MUNICIPALS FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                        C-HMP

                                 EV MARATHON
                           NATIONAL MUNICIPALS FUND
--------------------------------------------------------------------------------


EV MARATHON NATIONAL MUNICIPALS FUND (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. THE FUND INVESTS ITS ASSETS IN NATIONAL MUNICIPALS PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated February 1, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.


------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                                                        PAGE                                                      PAGE
Shareholder and Fund Expenses .........................   2   How to Redeem Fund Shares .........................  12
The Fund's Financial Highlights .......................   3   Reports to Shareholders ...........................  14
The Fund's Investment Objective .......................   4   The Lifetime Investing Account/Distribution
Investment Policies and Risks .........................   4     Options .........................................  14
Organization of the Fund and the Portfolio ............   7   The Eaton Vance Exchange Privilege ................  15
Management of the Fund and the Portfolio ..............   8   Eaton Vance Shareholder Services ..................  16
Distribution Plan .....................................   9   Distributions and Taxes ...........................  16
Valuing Fund Shares ...................................  11   Performance Information ...........................  17
How to Buy Fund Shares ................................  11   Appendix ..........................................  19

--------------------------------------------------------------------------------
                      PROSPECTUS DATED FEBRUARY 1, 1997

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------------------------------------------------
Sales Charges Imposed on Purchases of Shares                                                        None
Sales Charges Imposed on Reinvested Distributions                                                   None
Fees to Exchange Shares                                                                             None
Range of Declining Contingent Deferred Sales Charges Imposed on Redemption
  during the First Seven Years (as a percentage of redemption proceeds
  exclusive of all reinvestments and capital appreciation in the account)                        5.00%-0%


ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
----------------------------------------------------------------------------------------------------------------
Investment Adviser Fee                                                                              0.44%
Rule 12b-1 Distribution (and Service) Fees                                                          0.96
Other Expenses                                                                                      0.15
                                                                                                    ----
    Total Operating Expenses                                                                        1.55%
                                                                                                    ====

EXAMPLE                                                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------                                                            ------       -------      -------     --------
Aninvestor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5%
  annual return and (b) redemption at the end of each period:        $66          $89         $104         $185
An investor would pay the following expenses on the same
  investment, assuming (a) 5% annual return and (b) no
  redemptions:                                                       $16          $49         $ 84         $185


NOTES:

The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio see "The Fund's Financial Highlights," "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan."

No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."

The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 9.

The Fund invests exclusively in the Portfolio. Other investment companies with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio."

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.
--------------------------------------------------------------------------------

                                                              YEAR ENDED SEPTEMBER 30,
                     --------------------------------------------------------------------------------------------------------------
                       1996        1995        1994       1993(1)      1992        1991       1990      1989      1988      1987
                     --------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  beginning of year   $ 9.800     $ 9.410     $10.570     $ 9.820     $ 9.430     $ 9.120    $ 9.570   $ 9.570   $ 9.260   $10.180
                      -------     -------     -------     -------     -------     -------    -------   -------   -------   -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment
    income            $ 0.557     $ 0.570     $ 0.556     $ 0.553     $ 0.568     $ 0.586    $ 0.613   $ 0.642   $ 0.659   $ 0.684
  Net realized and
    unrealized
    gain (loss) on
    investments         0.096       0.395      (1.043)      0.856       0.490       0.413     (0.348)    0.095     0.404    (0.819)
                      -------     -------     -------     -------     -------     -------    -------   -------   -------   -------
    Total income
      (loss) from
      operations      $ 0.653     $ 0.965     $(0.487)    $ 1.409     $ 1.058     $ 0.999    $ 0.265   $ 0.737   $ 1.063   $(0.135)
                      -------     -------     -------     -------     -------     -------    -------   -------   -------   -------

LESS DISTRIBUTIONS:
  From net
    investment
    income            $(0.553)    $(0.570)    $(0.556)    $(0.553)    $(0.568)    $(0.586)   $(0.613)  $(0.643)  $(0.658)  $(0.684)
  In excess of net
    investment
    income(1)              --      (0.005)     (0.077)     (0.106)     (0.100)     (0.103)    (0.102)   (0.094)   (0.095)   (0.101)
  In excess of net
    realized gain
    on investment
    transactions(1)        --          --      (0.040)         --          --          --         --        --        --        --
                      -------     -------     -------     -------     -------     -------    -------   -------   -------   -------
    Total
      distributions   $(0.553)    $(0.575)    $(0.673)    $(0.659)    $(0.668)    $(0.689)   $(0.715)  $(0.737)  $(0.753)  $(0.785)
                      -------     -------     -------     -------     -------     -------    -------   -------   -------   -------

NET ASSET VALUE,
  end of year         $ 9.900     $ 9.800     $ 9.410     $10.570     $ 9.820     $ 9.430    $ 9.120   $ 9.570   $ 9.570   $ 9.260
                      =======     =======     =======     =======     =======     =======    =======   =======   =======   =======

TOTAL RETURN(2)         6.84%      10.60%     (4.82)%      14.90%      11.67%      11.33%      2.83%     7.96%    11.94%   (1.64)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of year
    (000 omitted)  $2,101,632  $2,191,240  $2,171,901  $2,090,482  $1,491,904  $1,178,454 $1,063,131  $988,267  $849,875  $860,547
  Ratio of net
    expenses to
    average net
    assets(3)(4)        1.55%       1.53%       1.51%       1.67%       1.79%       1.86%      1.90%     1.91%     1.93%     1.78%+
  Ratio of net
    expenses to
    average net
    assets after
    custodian fee
    reduction(3)(4)     1.54%       1.52%          --          --          --          --         --        --        --        --
  Ratio of net
    investment
    income to
    average net
    assets              5.62%       6.00%       5.54%       5.43%       5.88%       6.31%      6.50%     6.66%     6.98%     6.78%+

PORTFOLIO TURNOVER(5)      --          --          --         10%         54%         54%        15%       10%       19%       15%

NOTES:

(1) Distributions from paid-in capital for the years ended September 30, 1987 through 1992 have been restated to conform with the treatment permitted under current financial reporting standards. During the year ended September 30, 1993, the Fund adopted
    Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and
    Return of Capital Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(3) Includes the Fund's share of the Portfolio's allocated expenses subsequent to February 1, 1993.
(4) The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as the Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before September 30, 1994 have not been adjusted to reflect this change.
(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the
    Portfolio is shown in the Portfolio's financial statements which are included in the Fund's annual report.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. It currently seeks to meet its investment objective by investing its assets in the National Municipals Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in municipal obligations (described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN DEBT OBLIGATIONS ISSUED BY OR ON BEHALF OF STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES, AND THE DISTRICT OF COLUMBIA AND THEIR POLITICAL SUBDIVISIONS, AGENCIES OR INSTRUMENTALITIES, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX. The foregoing policy is a fundamental policy of both the Fund and the Portfolio, which may not be changed unless authorized by a vote of the shareholders of the Fund or the investors in the Portfolio, as the case may be.


At least 65% of the net assets of the Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch")), or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The Portfolio may invest up to 35% of its net assets in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". The Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes, which are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

Interest on certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1996, the Portfolio had 26.1% of its net assets invested in such obligations. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

CONCENTRATION. The Portfolio may invest 25% or more of its total assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. For example, health-care related issuers are susceptible to medicaid reimbursement policies, and national and state health care legislation. As the Portfolio's concentration increases, so does the potential for fluctuation in the value of the Fund's shares.


DIVERSIFIED STATUS. The Portfolio is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. Since municipal obligations are not voting securities, there is no limit on the percentage of a single issuer's obligations which the Portfolio may own so long as it does not invest more than 5% of its total assets in the securities of that issuer. Consequently, the Portfolio may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. There is no diversification requirement with respect to the remaining 25% of the Portfolio's total assets, so that all of such assets may be invested in the securities of any one issuer. To the extent that the Portfolio is less diversified than that of other investment companies, it may be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

OTHER INVESTMENT PRACTICES
The Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. The Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.


FUTURES TRANSACTIONS. The Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. The Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to the Portfolio. Distributions by the Fund of any gains realized on the Portfolio's transactions in futures and options on futures will be taxable.


INSURED OBLIGATIONS. The Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.


ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, the Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. See the Appendix to this Prospectus for the asset composition of the Portfolio for the fiscal year ended September 30, 1996. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When the Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.

The Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, the Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by the Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. The Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by the Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations.


The net asset value of shares of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by the Portfolio will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of the Fund will not constitute a complete investment program.

At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.


The secondary market for some municipal obligations (including issues which are privately placed with the Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Portfolio will not invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Certain securities held by the Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Some of the securities in which the Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Portfolio is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute its share of the Portfolio's income for each taxable year. Thus, the Portfolio may have to sell other investments to obtain cash needed to make income distributions.


The Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.


  THE FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE.


ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------


THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund (at least when the assets of the Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.

In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.

Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Board of Trustees of the Trust would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.


Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of


(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                                        ANNUAL           DAILY
CATEGORY         DAILY NET ASSETS                                       ASSET RATE       INCOME RATE
------------------------------------------------------------------------------------------------------
1                up to $500 million                                     0.300%           3.00%
2                $500 million but less than $1 billion                  0.275%           2.75%
3                $1 billion but less than $1.5 billion                  0.250%           2.50%
4                $1.5 billion but less than $2 billion                  0.225%           2.25%
5                $2 billion but less than $3 billion                    0.200%           2.00%
6                $3 billion and over                                    0.175%           1.75%


As at September 30, 1996, the Portfolio had net assets of $2,212,478,002. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees equivalent to 0.44% of the Portfolio's average net assets for such year.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Thomas M. Metzold has acted as the portfolio manager of the Portfolio since December 17, 1993. He has been a Vice President of Eaton Vance since 1991 and of BMR since 1992, and an employee of Eaton Vance since 1987.

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain reporting and other restrictions and procedures contained in such Codes.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.


DISTRIBUTION PLAN
--------------------------------------------------------------------------------

THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.


THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of its net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan. During the fiscal year ended September 30, 1996, the Fund paid sales commissions under the Plan to the Principal Underwriter equivalent to 0.75% of the Fund's average daily net assets for such year. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $37,025,400 (which amount was equivalent to 1.8% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not exceeding .25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended September 30, 1996, the Fund made service fee payments to Authorized Firms in an amount equivalent to 0.21% of the Fund's average daily net assets for such year.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.


The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------


SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:

    Deliver through Depository Trust Co.
    Broker #2212
    Investors Bank & Trust Company
    For A/C EV Marathon National Municipals Fund

    IN THE CASE OF PHYSICAL DELIVERY:

    Investors Bank & Trust Company
    Attention: EV Marathon National Municipals Fund
    Physical Securities Processing Settlement Area
    89 South Street
    Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------


A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of those shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge ("CDSC"). This CDSC is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of monthly distributions and capital gains distributions, and (c) the increase, if any, in the value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a CDSC. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. As described under "Distribution Plan", the CDSC will be paid to the Principal Underwriter or the Fund. Any CDSC which is required to be imposed on share redemptions will be made in accordance with the following schedule:

YEAR OF REDEMPTION AFTER PURCHASE                                         CDSC
--------------------------------------------------------------------------------
First or Second                                                           5%
Third                                                                     4%
Fourth                                                                    3%
Fifth                                                                     2%
Sixth                                                                     1%
Seventh and following                                                     0%

In calculating the CDSC upon the redemption of shares acquired in an exchange of shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares.

No CDSC will be imposed on shares of the Fund which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The CDSC will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). In addition, shares acquired as a result of a merger or liquidation of another Eaton Vance sponsored fund will have a CDSC imposed at the same rate as would have been imposed in the prior fund.

  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CDSC. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CDSC. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state income tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

At least quarterly, the shareholder will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.


DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (including Class I shares of any EV Marathon Limited Maturity Fund) or Eaton Vance Money Market Fund which are subject to a CDSC. Shares of the Fund may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Any such exchange will be made on the basis of net asset value per share of each fund at the time of the exchange. Exchange offers are available only in states where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the CDSC schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares except that the time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity
Fund), see "How to Redeem Fund Shares". The CDSC or early withdrawal charge schedule applicable to EV Marathon Strategic Income Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Shares of the funds listed above may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by the Transfer Agent provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Marathon National Municipals Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a CDSC. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest, with credit for any CDSC paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO (LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES) WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid monthly on the fifteenth day of each month or the next business day thereafter. The Fund anticipates that for tax purposes, the entire distribution, whether paid in cash or additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and to satisfy all requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio also does not pay federal income or excise taxes.

Distributions of interest on certain municipal obligations constitute a tax preference item under the AMT provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains included therein are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of the Fund. Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.


Shareholders should consult with their tax advisers concerning the applicability of state, local and other taxes to an investment in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable CDSC at the end of the period. The Fund may publish annual and cumulative total return figures from time to time.

The Fund may also publish total return figures which do not take into account any CDSC which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the CDSC would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period.

The following chart reflects the annual investment returns of the Fund for one year periods ending September 30 and does not take into account any sales charge which investors may bear.


                   5 YEAR AVERAGE ANNUAL TOTAL RETURN -- 7.62%
                  10 YEAR AVERAGE ANNUAL TOTAL RETURN -- 6.98%

                    1987                           (1.64%)
                    1988                           11.94%
                    1989                            7.96%
                    1990                            2.83%
                    1991                           11.33%
                    1992                           11.67%
                    1993                           14.90%
                    1994                           (4.82%)
                    1995                           10.65%
                    1996                            6.84%

                                                                      APPENDIX

                        NATIONAL MUNICIPALS PORTFOLIO

                        ASSET COMPOSITION INFORMATION
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996


                          RATINGS OF                                                   RATINGS OF
                        MUNICIPAL BONDS                                              MUNICIPAL BONDS
                          BY MOODY'S                                                     BY S&P
                                                PERCENT OF                                                 PERCENT OF
                                                NET ASSETS                                                 NET ASSETS
                                                ----------                                                 ----------

Aaa .......................................        22.98%        AAA ...................................        24.33%
Aa ........................................         0.02%        AA ....................................         0.25%
Aa2 .......................................         1.99%        AA- ...................................         2.24%
A1 ........................................         0.97%        A+ ....................................         0.39%
A2 ........................................         2.98%        A .....................................         0.83%
Baa1 ......................................         5.69%        A- ....................................         2.62%
Baa2 ......................................        11.37%        BBB+ ..................................         3.19%
Baa3 ......................................         5.62%        BBB ...................................         7.73%
Ba1 .......................................         0.40%        BBB- ..................................         4.12%
Ba2 .......................................         0.62%        BB+ ...................................         5.41%
Ba3 .......................................         0.13%        BB ....................................         4.50%
B1 ........................................         0.05%        BB- ...................................         0.11%
B2 ........................................         0.60%        B .....................................         0.08%
Unrated ...................................        46.94%        Unrated ...............................        44.20%
                                                  ------                                                       ------
                                                  100.00%                                                      100.00%

The chart above indicates the weighted average composition of the securities held by the Portfolio for the period ended September 30, 1996, with the debt securities rated by Moody's and S&P separated into the indicated categories. The above was calculated on a dollar weighted basis and was computed as at the end of each month during the fiscal year. The chart does not necessarily indicate what the composition of the securities held by the Portfolio's will be in the current and subsequent fiscal years. Securities that are rated by one rating agency may be "unrated" by the other.


For a description of Moody's and S&P's municipal bond ratings, see the Appendix to the Statement of Additional Information.

[logo]

EATON VANCE
==========================
           Mutual Funds

EV MARATHON

NATIONAL MUNICIPALS

FUND
--------------------------------------------------------------------------------

PROSPECTUS


FEBRUARY 1, 1997






EV MARATHON NATIONAL
MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                        M-HMP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                EV TRADITIONAL
                           NATIONAL MUNICIPALS FUND
--------------------------------------------------------------------------------

EV TRADITIONAL NATIONAL MUNICIPALS FUND (THE "FUND") IS A MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. THE FUND INVESTS ITS ASSETS IN NATIONAL MUNICIPALS PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated February 1, 1997 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.

--------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                                                        PAGE                                                     PAGE
Shareholder and Fund Expenses .........................   2  How to Redeem Fund Shares .........................  12
The Fund's Financial Highlights .......................   3  Reports to Shareholders ...........................  13
The Fund's Investment Objective .......................   4  The Lifetime Investing Account/
Investment Policies and Risks .........................   4    Distribution Options ............................  13
Organization of the Fund and the Portfolio ............   7  The Eaton Vance Exchange Privilege ................  14
Management of the Fund and the Portfolio ..............   8  Eaton Vance Shareholder Services ..................  15
Service Plan ..........................................   9  Distributions and Taxes ...........................  16
Valuing Fund Shares ...................................  10  Performance Information ...........................  17
How to Buy Fund Shares ................................  10  Appendix ..........................................  19
----------------------------------------------------------------------------------------------------------------------

                      PROSPECTUS DATED FEBRUARY 1, 1997

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                                               3.75%
Sales Charges Imposed on Reinvested Distributions                                                   None
Fees to Exchange Shares                                                                             None


ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------
Investment Advisory Fee                                                                             0.44%
Other Expenses (including Service Plan Fees)                                                        0.42
                                                                                                    ----
    Total Operating Expenses                                                                        0.86%
                                                                                                    ====

EXAMPLE                                                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                               ------       -------       -------       --------
An investor would pay the following expenses and maximum
initial sales charge on a $1,000 investment, assuming (a) 5%
annual return and (b) redemption at the end of each
period:                                                     $46           $64           $83           $140


NOTES:


The table and Example summarize the aggregate expenses of the Portfolio and the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio see "The Fund's Financial Highlights," "Management of the Fund and the Portfolio" and "Service Plan."

No sales charge is payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. See "How to Buy Fund Shares" and "How to Redeem Fund Shares".

The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 9.


The Fund invests exclusively in the Portfolio. Other investment companies with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio."

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter.
--------------------------------------------------------------------------------

                                             YEAR ENDED SEPTEMBER 30,
                                        ---------------------------------
                                            1996       1995       1994*
                                           -------    -------     -------
NET ASSET VALUE,  beginning of year        $10.470    $10.000     $10.000
                                           -------    -------     -------
INCOME FROM OPERATIONS:
  Net investment income                    $ 0.668    $ 0.691     $ 0.334
  Net realized and unrealized gain on
    investments                              0.108      0.471       0.002++
                                           -------    -------     -------
    Total income from operations           $ 0.776    $ 1.162     $ 0.336
                                           -------    -------     -------
LESS DISTRIBUTIONS:
  From net investment income               $(0.666)   $(0.691)    $(0.334)
  In excess of net investment income(4)     --         (0.001)     (0.002)
                                           -------    -------     -------
    Total distributions                    $(0.666)   $(0.692)    $(0.336)
                                           -------    -------     -------
NET ASSET VALUE, end of year               $10.580    $10.470     $10.000
                                           =======    =======     =======
TOTAL RETURN(2)                              7.59%     12.05%       3.34%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of period (000 omitted)  $35,111    $26,524     $ 4,281
  Ratio of net expenses to average daily
    net assets(1)(3)                         0.86%      0.67%       0.43%+
  Ratio of net expenses to average daily
    net assets after custodian fee
    reduction(1)(3)                          0.85%      0.66%        --
  Ratio of net investment income to
    average daily net assets                 6.28%      6.60%       5.97%+

**For the period from the start of business, April 5, 1994, to September 30, 1994, and for the year ended September 30, 1995, the operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                       $ 0.646     $ 0.255
                                                      =======     =======

RATIOS (As a percentage of average daily net assets):
  Expenses (1)(3)                                       1.10%       1.84%+
  Ratio of expenses to average net assets
  after custodian fee reduction (1)(3)                  1.09%        --
  Net investment income                                 6.17%       4.56%+

  +Annualized.

 ++The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(1)Includes the Fund's share of the Portfolio's allocated expenses.

(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

(3)The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as the Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the period ended September 30, 1994 has not been adjusted to reflect this change.

(4)The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.


  *For the period from the start of business, April 5, 1994, to September 30, 1994.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. It currently seeks to meet its investment objective by investing its assets in the National Municipals Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in municipal obligations (described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN DEBT OBLIGATIONS ISSUED BY OR ON BEHALF OF STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES, AND THE DISTRICT OF COLUMBIA AND THEIR POLITICAL SUBDIVISIONS, AGENCIES OR INSTRUMENTALITIES, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX. The foregoing policy is a fundamental policy of both the Fund and the Portfolio, and may not be changed unless authorized by a vote of the shareholders of the Fund or the investors in the Portfolio, as the case may be.


At least 65% of the net assets of the Portfolio will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch")), or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The Portfolio may invest up to 35% of its net assets in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated municipal obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". The Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.


MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a State's legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes, which are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.


Interest on certain types of municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1996, the Portfolio had 26.1% of its net assets invested in such obligations. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.


CONCENTRATION. The Portfolio may invest 25% or more of its total assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. For example, health-care related issuers are susceptible to medicaid reimbursement policies, and national and state health care legislation. As the Portfolio's concentration increases, so does the potential for fluctuation in the value of the Fund's shares.

DIVERSIFIED STATUS. The Portfolio is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. Since municipal obligations are not voting securities, there is no limit on the percentage of a single issuer's obligations which the Portfolio may own so long as it does not invest more than 5% of its total assets in the securities of that issuer. Consequently, the Portfolio may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. There is no diversification requirement with respect to the remaining 25% of the Portfolio's total assets, so that all of such assets may be invested in the securities of any one issuer. To the extent that the Portfolio is less diversified than that of other investment companies, it may be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

OTHER INVESTMENT PRACTICES
The Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. The Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

FUTURES TRANSACTIONS. The Portfolio may purchase and sell varous kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. The Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to the Portfolio. Distributions by the Fund of any gains realized on the Portfolio's transactions in futures and options on futures will be taxable.

INSURED OBLIGATIONS. The Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.

ADDITIONAL RISK CONSIDERATIONS
Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. As indicated above, the Portfolio may invest in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. See the Appendix to this Prospectus for the asset composition of the Portfolio for the fiscal year ended September 30, 1996. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When the Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.


The Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, the Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by the Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. The Portfolio may retain in its portfolio an obligation whose rating drops below B after its acquisition, if such retention is considered desirable by the Investment Adviser; provided, however, that holdings of obligations rated below Baa or BBB will not exceed 35% of net assets. In the event the rating of an obligation held by the Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations.


The net asset value of shares of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by the Portfolio will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Portfolio's investments. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in shares of the Fund will not constitute a complete investment program.

At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.

The secondary market for some municipal obligations (including issues which are privately placed with the Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Portfolio will not invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.


Certain securities held by the Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


Some of the securities in which the Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The Portfolio is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute its share of the Portfolio's income for each taxable year. Thus, the Portfolio may have to sell other investments to obtain cash needed to make income distributions.

The Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.


  THE FUND AND PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE.


ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------


THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund (at least when the assets of the Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.


In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.


Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Board of Trustees of the Trust would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of

(a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                                           ANNUAL                DAILY
CATEGORY          DAILY NET ASSETS                                         ASSET RATE            INCOME RATE
---------------------------------------------------------------------------------------------------------------
1                 up to $500 million                                       0.300%                3.00%
2                 $500 million but less than $1 billion                    0.275%                2.75%
3                 $1 billion but less than $1.5 billion                    0.250%                2.50%
4                 $1.5 billion but less than $2 billion                    0.225%                2.25%
5                 $2 billion but less than $3 billion                      0.200%                2.00%
6                 $3 billion and over                                      0.175%                1.75%


As at September 30, 1996, the Portfolio had net assets of $2,212,478,002. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees equivalent to 0.44% of the Portfolio's average net assets for such year.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.


Thomas M. Metzold has acted as the portfolio manager of the Portfolio since December 17, 1993. He has been a Vice President of Eaton Vance since 1991 and of BMR since 1992, and an employee of Eaton Vance since 1987.

Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain reporting and other restrictions and procedures contained in such Codes.


The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.

SERVICE PLAN
--------------------------------------------------------------------------------


In addition to advisory fees and other expenses, the Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. THE PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of that portion of the Fund's average daily net assets for any fiscal year based on the value of shares sold by such persons and remaining outstanding for at least twelve months. For the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan equivalent to 0.07% of its average daily net assets for such year. The Plan is further described in the Statement of Additional Information.


VALUING FUND SHARES
--------------------------------------------------------------------------------


THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------


SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation, are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:


                                                                 SALES CHARGE          SALES CHARGE          DEALER COMMISSION
                                                                 AS PERCENTAGE OF      AS PERCENTAGE OF      AS PERCENTAGE OF
AMOUNT OF PURCHASE                                               AMOUNT INVESTED       OFFERING PRICE        OFFERING PRICE
------------------                                               ---------------       --------------        --------------
Less than $50,000                                                3.90%                 3.75%                 4.00%
$50,000 but less than $100,000                                   2.83%                 2.75%                 3.00%
$100,000 but less than $250,000                                  2.30%                 2.25%                 2.50%
$250,000 but less than $500,000                                  1.78%                 1.75%                 2.00%
$500,000 but less than $1,000,000                                1.27%                 1.25%                 1.50%
$1,000,000 or more                                               0.00%*                0.00%*                0.50%


*No sales charge is payable at the time of purchase on investments of $1 million or more or where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge. A contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase.


The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.


An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms; to bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401 (a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the applicable public offering price as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Traditional National Municipals Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Traditional National Municipals Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.


If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.

  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per Fund share next computed after a redemption request is received in the proper form as described below.

REDEMPTION BY MAIL: Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM: To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of those shares is based upon the net asset value calculated after the Principal Underwriter, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.


Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.


If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC. The CDSC will be retained by the Principal Underwriter.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state income tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.


At least quarterly, the shareholder will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.


Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.


Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.


DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


Shares of the Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.


The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or from the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Any such exchange is subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by the Transfer Agent provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Traditional National Municipals Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. See "How to Buy Fund Shares -- Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest at net asset value, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, or, provided that the shares redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are to be purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the Funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired) within the period beginning 30 days before and ending 30 days after the date of redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO (LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES) WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid monthly on the last day of each month or the next business day thereafter. The Fund anticipates that for tax purposes, the entire distribution, whether paid in cash or additional shares of the Fund, will constitute tax-exempt income to shareholders, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.


Sales charges paid upon a purchase of Fund shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund or of another fund pursuant to the Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.


The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.


As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio also does not pay federal income or excise taxes.


Distributions of interest on certain municipal obligations constitute a tax preference item under the AMT provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains included therein are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of the Fund. Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user " is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

Shareholders should consult with their tax advisers concerning the applicability of state, local and other taxes to an investment in the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. Current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (which includes the maximum sales charge) for specified periods, assuming reinvestment of all distributions. The Fund may publish annual and cumulative total return figures from time to time. The Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.


The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be lower if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period.

The following chart reflects the annual investment returns of the Fund for one year periods ending September 30 and does not take into account any sales charge which investors may bear. The total return for the period prior to the Fund's commencement of operations on April 5, 1994 reflects the total return of the Portfolio (or that of its predecessor) which had different operating expenses.


                   5 YEAR AVERAGE ANNUAL TOTAL RETURN -- 8.07%
                  10 YEAR AVERAGE ANNUAL TOTAL RETURN -- 7.21%

                    1987                           (1.64%)
                    1988                           11.94%
                    1989                            7.96%
                    1990                            2.83%
                    1991                           11.33%
                    1992                           11.67%
                    1993                           14.90%
                    1994*                          (4.68%)
                    1995*                          12.05%
                    1996                            7.59%

*If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had lower returns.

                                                                      APPENDIX

                        NATIONAL MUNICIPALS PORTFOLIO

                        ASSET COMPOSITION INFORMATION
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996

                          RATINGS OF                                                   RATINGS OF
                        MUNICIPAL BONDS                                              MUNICIPAL BONDS
                          BY MOODY'S                                                     BY S&P
                                                PERCENT OF                                                 PERCENT OF
                                                NET ASSETS                                                 NET ASSETS
                                                ----------                                                 ----------

Aaa .......................................       22.98%       AAA ...................................       24.33%
Aa ........................................        0.02%       AA ....................................        0.25%
Aa2 .......................................        1.99%       AA- ...................................        2.24%
A1 ........................................        0.97%       A+ ....................................        0.39%
A2 ........................................        2.98%       A .....................................        0.83%
Baa1 ......................................        5.69%       A- ....................................        2.62%
Baa2 ......................................       11.37%       BBB+ ..................................        3.19%
Baa3 ......................................        5.26%       BBB ...................................        7.73%
Ba1 .......................................        0.40%       BBB- ..................................        4.12%
Ba2 .......................................        0.62%       BB+ ...................................        5.41%
Ba3 .......................................        0.13%       BB ....................................        4.50%
B1 ........................................        0.05%       BB- ...................................        0.11%
B2 ........................................        0.60%       B .....................................        0.08%
Unrated ...................................       46.94%       Unrated ...............................       44.20%
                                                 ------                                                     ------
                                                 100.00%                                                    100.00%


The chart above indicates the weighted average composition of the securities held by the Portfolio for the period ended September 30, 1996, with the debt securities rated by Moody's and S&P separated into the indicated categories. The above was calculated on a dollar weighted basis and was computed as at the end of each month during the fiscal year. The chart does not necessarily indicate what the composition of the securities held by the Portfolio's will be in the current and subsequent fiscal years. Securities that are rated by one rating agency may be "unrated" by the other.

For a description of Moody's and S&P's municipal bond ratings, see the Appendix to the Statement of Additional Information.

                                                                         [logo]
                                                      EATON VANCE
                                                      ==========================
                                                                 Mutual Funds

EV TRADITIONAL

NATIONAL

MUNICIPALS FUND



PROSPECTUS


FEBRUARY 1, 1997





EV TRADITIONAL NATIONAL
MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                        T-HMP

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

                     MASSACHUSETTS MUNICIPAL BOND PORTFOLIO

         MASSACHUSETTS MUNICIPAL BOND PORTFOLIO (THE "FUND") IS A NO-LOAD MUTUAL FUND SEEKING TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND MASSACHUSETTS STATE PERSONAL INCOME TAXES. THE FUND INVESTS ITS ASSETS IN MASSACHUSETTS MUNICIPALS PORTFOLIO (THE "PORTFOLIO"), AN OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES. THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST (THE "TRUST").

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


         This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information for the Fund dated February 1, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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TABLE OF CONTENTS
Shareholder and Fund Expenses ...   2  How to Buy Fund Shares ..........  13
The Fund's Financial Highlights .   3  How to Redeem Fund Shares .......  15
The Fund's Investment Objective .   5  Reports to Shareholders .........  16
Investment Policies and Risks ...   5  The Lifetime Investing Account/
Organization of the Fund and the          Distribution Options .........  16
  Portfolio .....................  10  Eaton Vance Shareholder Services   17
Management of the Fund and the         Distributions and Taxes .........  18
  Portfolio .....................  11  Performance Information    ......  20
Valuing Fund Shares .............  13


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                        PROSPECTUS DATED FEBRUARY 1, 1997

SHAREHOLDER AND FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES
    Sales Charges Imposed on Purchases of Shares                       None
    Sales Charges Imposed on Reinvested Distributions                  None
    Fees to Exchange Shares                                            None


ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
    (as a percentage of average daily net assets)
    Investment Adviser Fee                                            0.46%
    Other Expenses (after expense reduction)                          0.30%
                                                                      ----
         Total Operating Expenses (after reduction)                   0.76%
                                                                      ====


EXAMPLE                                    1 YEAR   3 YEARS  5 YEARS    10 YEARS
-------                                    ------   -------  -------    --------


An investor would pay the following expenses
  on a $1,000 investment, assuming
  (a) 5% annual return and (b) redemption
  at the end of each period:                 $8       $24      $42        $94


Notes:
         The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designated to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year. Absent an expense allocation to the Administrator, Other Expenses would have been 0.49% and Total Operating Expenses would have been 0.95% of the Fund's average daily net assets.


         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of both the Fund and the Portfolio, see "The Fund's Financial Highlights" and "Management of the Fund and the Portfolio".


         The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 11.

         The Fund invests exclusively in the Portfolio. Other investment companies with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Fund's Principal Underwriter.

                                                                       Year Ended September 30
                                                     ------------------------------------------------------------
                                                      1996              1995              1994             1993*
                                                      ----              ----              ----             ----
NET ASSET VALUE, beginning of year                  $ 9.510           $ 9.220            $10.260          $10.000
                                                    -------           -------            -------          -------
INCOME (LOSS) FROM OPERATIONS:
         Net investment income                      $ 0.534           $ 0.546            $ 0.548          $ 0.141
         Net realized and unrealized gain (loss)      0.051             0.290             (1.026)           0.284
                                                    -------           -------            -------          -------
           Total income (loss) from operations      $ 0.585           $ 0.836            $(0.478)         $ 0.425
                                                    -------           -------            -------          -------
LESS DISTRIBUTIONS:
         From net investment income                 $(0.534)          $(0.546)           $(0.548)         $(0.141)
         In excess of net investment income(3)       (0.001)              --              (0.004)          (0.024)
         In excess of net realized gain(3)              --                --              (0.010)             --
                                                    -------           -------            -------          -------
              Total distributions                   $(0.535)          $(0.546)           $(0.562)         $(0.165)
                                                    -------           -------            -------          -------
NET ASSET VALUE, end of year                        $ 9.560           $ 9.510            $ 9.220          $10.260
                                                    =======           =======            =======          =======
TOTAL RETURN(2)                                       6.28%             9.37%             (4.79%)           4.04%
RATIOS/SUPPLEMENTAL DATA**
         Net assets, end of year (000 omitted)      $6, 940           $ 7,186            $ 9,338          $ 5,063
         Ratio of net expenses to average
           daily net assets (1)(4)                    0.76%             0.63%              0.60%            1.21%+
         Ratio of net expenses to average
           net assets after custodian fee
           reduction(1)(4)                            0.75%             0.60%               --               --
         Ratio of net investment income to
            average daily net assets                  5.56%             5.93%              5.65%            4.80%+

 ** For the years ended September 30, 1996, 1995 and 1994, the operating expenses of the Fund reflect a reduction of expenses by the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                     $ 0.516           $ 0.523            $ 0.498
                                                    =======           =======            =======
RATIOS (As a percentage of average net assets):
         Expenses(1)(4)                               0.95%             0.88%              1.12%
         Expenses after custodian fee
           reduction(1)(4)                            0.94%             0.85%               --
         Net investment income                        5.37%             5.68%              5.13%

  * For the period from the start of business, June 17, 1993, to September 30, 1993.
  + Annualized
(1) Includes the Fund's share of the Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
(3) The Fund has followed the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial
    Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.
    The SOP requires that differences in the recognition or classification of income between the financial statements and tax earning and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(4) The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before September 30, 1994 have not been adjusted to reflect this change.


THE FUND'S INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------


THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND MASSACHUSETTS STATE PERSONAL INCOME TAXES. The Fund currently seeks to meet its investment objective by investing its assets in the Massachusetts Municipals Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in municipal obligations (described below) which are rated at least investment grade by a major rating agency or, if unrated, determined to be of at least investment grade quality by the Investment Adviser.

INVESTMENT POLICIES AND RISKS
-------------------------------------------------------------------------------


THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING EITHER DIRECTLY OR INDIRECTLY THROUGH ANOTHER OPEN-END MANAGEMENT INVESTMENT COMPANY PRIMARILY (I.E., AT LEAST 80% OF ITS NET ASSETS DURING PERIODS OF NORMAL MARKET CONDITIONS) IN MUNICIPAL OBLIGATIONS, THE INTEREST ON WHICH IS EXEMPT FROM REGULAR FEDERAL INCOME TAX AND MASSACHUSETTS STATE PERSONAL INCOME TAXES. The foregoing policy is a fundamental policy of both the Fund and the Portfolio, which may not be changed unless authorized by a vote of the shareholders of the Fund or the investors in the Portfolio, as the case may be.


         At least 70% of the Portfolio's net assets will normally be invested in obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Ratings Group ("S&P") or by Fitch Investors Service, Inc. ("Fitch")) or, if unrated, determined by the Investment Adviser to be of at least investment grade quality. The balance of the Portfolio's net assets may be invested in obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and unrated obligations considered to be of comparable quality by the Investment Adviser. Municipal obligations rated Baa or BBB may have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated obligations. Securities rated below Baa or BBB are commonly known as "junk bonds". The Portfolio may retain an obligation whose rating drops below B after its acquisition if such retention is considered desirable by the Investment Adviser. See "Additional Risk Considerations." For a description of municipal obligation ratings, see the Statement of Additional Information.

MUNICIPAL OBLIGATIONS. Municipal obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by the legislature and the availability of monies for such payments. Municipal notes include bond anticipation, tax anticipation, revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

         Interest income from certain municipal obligations may be subject to the federal alternative minimum tax (the "AMT") for individual investors. As at September 30, 1996, the Portfolio had 26.7% of its net assets in such obligations. Distributions to corporate investors of certain interest income may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

CONCENTRATION. The Portfolio may invest 25% or more of its assets in municipal obligations of the same type, including, without limitation, the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by the state legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolio more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuer. For example, health care-related issuers are susceptible to medicaid reimbursement policies, and national and state health care legislation. As the Portfolio's concentration increases, so does the potential for fluctuation in the value of the Fund's shares.

         Under normal market conditions, the Portfolio will invest at least 65% of its total assets in obligations issued by the Commonwealth of Massachusetts or its political subdivisions. The Portfolio, therefore, is susceptible to factors affecting Massachusetts. Municipal obligations issued by Massachusetts issuers may be adversely effected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in Massachusetts. Municipal obligations that rely on an annual appropriation by the state's legislature for payment are also subject to the risk that the necessary amounts will not be appropriated or that other action necessary to permit the issuer to make payments will not be taken. The Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. Set forth below is certain economic information concerning Massachusetts and Puerto Rico. The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of Massachusetts. Massachusetts political subdivisions may have different ratings which are unrelated to the ratings assigned to municipal obligations.

         In recent years, the Commonwealth has experienced a significant economic slowdown, and has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. The unemployment rate was 4.1% as of 1996, while the national unemployment rate was 5.2%.

         Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit, certain Medicaid reimbursement payments for prior years and refunding bonds) was limited to 10%. In addition, the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited. Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs. This limitation on cities and towns to generate revenues could create a demand for increases in state-funded local aid.

         General obligations of the Commonwealth of Massachusetts are rated A1, A+ and A+ by Moody's, S&P and Fitch, respectively.

         The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Section 936 (a tax incentive that has encouraged economic growth in Puerto Rico) will be phased out over a ten year period. At this time, it is uncertain as to the implication the change will have on the Puerto Rico economy. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for July, 1996 was approximately 14.1%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.


         S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a stable outlook on Puerto Rico on April 26, 1994.


NON-DIVERSIFIED STATUS. As a "non-diversified" investment company, the Portfolio may invest, with respect to 50% of its assets, more than 5% (but not more than 25%) of its assets in the securities of any issuer. The Portfolio is likely to invest a greater percentage of its assets in the securities of a single issuer than would a diversified fund. Therefore, the Portfolio is more susceptible to any single adverse economic or political occurrence or development affecting Massachusetts issuers.


OTHER INVESTMENT PRACTICES

         The Portfolio may engage in the following investment practices, some of which may be considered to involve "derivative" instruments because they derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a "when-issued" basis, which means that payments and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon deliver the securities may be worth more or less than the Portfolio agreed to pay for them. The Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

INVERSE FLOATERS. The Portfolio may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to under perform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may alter this tendency, however. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.


FUTURES TRANSACTIONS. The Portfolio may purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates. Futures contracts may be based on various debt securities (such as U.S. Government securities) and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. The Portfolio may not purchase or sell futures contracts or related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits and premiums paid on the Portfolio's outstanding positions would exceed 5% of the market value of the Portfolio's net assets. These transactions involve transaction costs. There can be no assurance that the Investment Adviser's use of futures will be advantageous to the Portfolio. Distributions by the Fund of any gains realized on its corresponding Portfolio's transactions in futures and options on futures will be taxable.


INSURED OBLIGATIONS. The Portfolio may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligations or the net asset value of the Fund's shares.

ADDITIONAL RISKS CONSIDERATIONS
         Many municipal obligations offering current income are in the lowest investment grade category (Baa or BBB), lower categories or may be unrated. The Portfolio may invest up to 30% of its net assets in municipal obligations rated below investment grade (but not lower than B by Moody's, S&P or Fitch) and comparable unrated obligations. The lowest investment grade, lower rated and comparable unrated municipal obligations in which the Portfolio may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Investment Adviser seeks to minimize the risks of investing in below investment grade securities through professional investment analysis and attention to current developments in interest rates and economic conditions. When a Portfolio invests in lower rated or unrated municipal obligations, the achievement of the Portfolio's goals is more dependent on the Investment Adviser's ability than would be the case if the Portfolio were investing in municipal obligations in the higher rating categories.


         The Portfolio may retain defaulted obligations in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted obligation, the Portfolio may incur additional expense seeking recovery of its investment. Municipal obligations held by the Portfolio which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Investment Adviser to be of investment grade quality for purposes of the Portfolio's investment policies. The Portfolio's holdings of obligations rated below investment grade generally will be less than 35% of its net assets. In the event the rating of an obligation held by the Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the foregoing limitation.

         The net asset value of shares of the Fund will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by the Portfolio. When interest rates decline, the value of securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of most portfolio security holdings can be expected to decline. Changes in the credit quality of the issuers of municipal obligations held by the Portfolio will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of a security and in the ability of the issuer to make payments of principal interest may also affect the value of the Portfolio's investments. The amount of information about he financial condition of an issuer of municipal obligations may not be as extensive as that made available by corporations whose securities are publicly traded. An investment in share of the Fund will not constitute a complete investment program.


         At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other accounts managed by the Investment Adviser and its affiliates, holds a major portion of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value.


         The secondary market for some municipal obligations (including issues which are privately placed with the Portfolio) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Portfolio will not invest in illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Portfolio may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Portfolio may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

         Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Some of the securities in which the Portfolio invests may include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount form face value and pay interest only at maturity rather than at intervals during the life of the security. The Portfolio is required to accrue income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute its share of the Portfolio's income for each taxable year. Thus, the Portfolio may have to sell other investments to obtain cash needed to make income distributions.


         The Portfolio may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.


         THE FUND AND THE PORTFOLIO HAVE ADOPTED CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH ARE ENUMERATED IN DETAIL IN THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY NOT BE CHANGED UNLESS AUTHORIZED BY A SHAREHOLDER VOTE AND AN INVESTOR VOTE, RESPECTIVELY. EXCEPT FOR SUCH ENUMERATED RESTRICTIONS AND AS OTHERWISE INDICATED IN THIS PROSPECTUS, THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND AND THE PORTFOLIO ARE NOT FUNDAMENTAL POLICIES AND ACCORDINGLY MAY BE CHANGED BY THE TRUSTEES OF THE TRUST AND THE PORTFOLIO WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS OR THE INVESTORS IN THE PORTFOLIO, AS THE CASE MAY BE.


ORGANIZATION OF THE FUND AND THE PORTFOLIO
-------------------------------------------------------------------------------


THE FUND IS A SERIES OF EATON VANCE MUNICIPALS TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED SEPTEMBER 30, 1985, AS AMENDED. THE TRUST IS A MUTUAL FUND - AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Fund and redeemable as described under "How to Redeem Fund Shares." There are no annual meetings of shareholders, but special meeting may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rate in the net assets of the Fund available for distribution to shareholders.


         THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.


         The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as will as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund (at least when the assets of the Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.

         In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110 (617) 482-8260.

         Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
-------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.


         Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of


         (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

         (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:


                                                         ANNUAL        DAILY
                                                         ASSET         INCOME
CATEGORY     DAILY NET ASSETS                            RATE          RATE
--------     ----------------                            ----          ----

1            up to $20 million                           0.100%        1.00%
2            $20 million but less than $40 million       0.200%        2.00%
3            $40 million but less than $500 million      0.300%        3.00%
4            $500 million but less than $1 billion       0.275%        2.75%
5            $1 billion but less than $1.5 billion       0.250%        2.50%
6            $1.5 billion but less than $2 billion       0.225%        2.25%
7            $2 billion but less than $3 billion         0.200%        2.00%
8            $3 billion and over                         0.175%        1.75%

         As at September 30, 1996, the Portfolio had net assets of $281,129,236. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees equivalent to 0.46% of the Portfolio's average daily net assets.

         BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF OVER $17 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

         Robert B. MacIntosh has acted as the portfolio manager of the Portfolio since it commenced operations. Mr. MacIntosh has been a Vice President of Eaton Vance since 1991 and of BMR since its inception.

         Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions. The Fund, the Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by the Portfolio) for their own accounts, subject to certain reporting and other restrictions and procedures contained in such Codes.


         The Trust has retained the services of Eaton Vance to act as its Administrator. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


         The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.


VALUING FUND SHARES
-------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

         Orders must be received by the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share.

         The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio), based on market or fair value in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Municipal obligations will normally be valued on the basis of valuations furnished by a pricing service. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

HOW TO BUY FUND SHARES
-------------------------------------------------------------------------------

The Trustees of the Trust have determined that shares of the Fund shall only be available to employees of Eaton Vance Corp. (and its affiliates, including subsidiaries), clients of Eaton Vance Corp. (and its affiliates, including subsidiaries) and certain institutional investors.

         Investors may purchase shares of the Fund without a sales charge at the net asset value per share of the Fund next determined after an order is effective as described under "Other Purchase Procedures" below. An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investment of $50 or more at any time. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services". The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.


PURCHASES BY WIRE: Investors may purchase shares by requesting their bank to transmit immediately available funds (federal funds) by wire to: ABA #011001438, Federal Reserve Bank of Boston, A/C Investors Bank & Trust Company, Further Credit Massachusetts Municipal Bond Portfolio, A/C #[Insert your account number
- see below].

         Upon making an initial investment by wire, you must first telephone the Order Department of the Fund (800-225-6265, extension 3) to advise of your action and to be assigned an account number. If you neglect to make the telephone call, it may not be possible to process your order promptly. In addition, the Account Application form which accompanies this Prospectus should be promptly forwarded to First Data Investor Services Group (the "Transfer Agent"), P.O. Box 5123, Westborough, MA 01581-5123.


         Additional investments may be made at any time through the wire procedure described above. The Fund Order Department must be immediately advised by telephone (800-225-6265, extension 3) of each transmission of funds by wire.

         Purchases received by wire by 4:00 P.M. on any business day are invested at the net asset value determined at 4:00 P.M. the same day.


PURCHASES BY MAIL: For an initial purchase by mail, the Account Application form which accompanies this Prospectus should be completed, signed and mailed with a check, Federal Reserve Draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of Massachusetts Municipal Bond Portfolio to: First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123.


         Additional purchases may be made at any time by mailing a check, Federal Reserve Draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of Massachusetts Municipal Bond Portfolio at the above address. The account to which the subsequent purchase is to be credited should be identified as to the name(s) of the registered owner(s) and by account number.


PURCHASES IN EXCHANGE FOR SECURITIES: IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


         Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, together with a completed and signed Letter of Transmittal in approved form, as follows:

         IN THE CASE OF BOOK ENTRY:
             Deliver through Depository Trust Co.
             Broker #2212
             Investors Bank & Trust Company
             For A/C Massachusetts Municipal Bond Portfolio

         IN THE CASE OF PHYSICAL DELIVERY:
             Investors Bank & Trust Company
             Attention:  Massachusetts Municipal Bond Portfolio
             Physical Securities Processing Settlement Area
             89 South Street
                  Boston, MA 02111


         Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


OTHER PURCHASE PROCEDURES: The Fund intends at all times to be as fully invested as is feasible in order to maximize its earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt by the Fund only if the Fund has received payment in cash or in federal funds. If remitted in other than the foregoing manner, such as by money order or personal check, purchase orders will be executed as of the close of business on the second Boston business day after receipt. Information on how to procure a Federal Reserve Draft or to transmit federal funds by wire is available at your bank. The bank may charge for these services.

HOW TO REDEEM FUND SHARES
-------------------------------------------------------------------------------


A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO THE TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, P.O. BOX 5123, WESTBOROUGH, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share of the Fund next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTIONS BY TELEPHONE: Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market charges, a telephone redemption may be difficult to implement.

         Within seven days after receipt of a written or telephone redemption request in good order by the Transfer Agent, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


REDEMPTIONS BY WIRE: Shareholders who have given authorization in advance may request that redemption proceeds of $1,000 or more be wired directly to their bank account. This request may generally be made by letter or telephone to the Fund Order Department at 800-225-6265, extension 3. However, shareholders holding certificates for shares in the Fund must return such certificates in properly endorsed form requesting redemption prior to being eligible to have redemption proceeds wired directly to their bank account. To use this service a shareholder must designate his bank and bank account number on the Account Application form used to open an account. The bank designated may be any bank in the United States.


         Redemption requests received will be processed at 4:00 P.M. and the redemption proceeds will be wired on the next business day. The shareholder may be required to pay any costs of such transaction; however, no such costs are currently charged. The Fund will limit this method of paying redemptions to shares purchased with cash, Federal Reserve Draft, by wire with federal funds, or by other means when payment for shares purchased has been assured. The Fund reserves the right at any time to suspend or terminate the expedited payment procedure; however, the Fund would provide reasonable advance notice (in no event less than 30 days) of its intention to suspend or terminate this procedure.


REDEMPTIONS BY CHECK: To sell shares by writing a check, shareholders holding shares for which certificates have not been issued may appoint Boston Safe Deposit and Trust Company ("Boston Safe") their agent and may request on the Account Application form that Boston Safe provide them with special forms of checks drawn on Boston Safe. These checks may be made payable by the shareholder to the order of any person in any amount of $500 or more. When a check is presented to Boston Safe for payment, the number of full and fractional shares required to cover the amount of the check will be redeemed from the shareholder's account by Boston Safe as the shareholder's agent. Through this procedure the shareholder will continue to be entitled to distributions paid on shares up to the time the check is presented to Boston Safe for payment. If the amount of the check is greater than the value of the shares held in the shareholder's account for which the Fund has collected payment, the check will be returned and the shareholder may be subject to extra charges.

         The shareholder will be required to execute signature cards and will be subject to Boston Safe's rules and regulations governing such checking accounts. There is no charge to shareholders for this service. This service may be terminated or suspended at any time by the Fund or Boston Safe.


         If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

         Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of Fund shares.


REPORTS TO SHAREHOLDERS
-------------------------------------------------------------------------------


THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
-------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

         At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current share balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

         Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

         THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.


         Share Option - Dividends and capital gains will be reinvested in additional shares.

         Income Option - Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

         Cash Option - Dividends and capital gains will be paid in cash.

         The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.

         If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

         DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

EATON VANCE SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL - FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time - whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING - FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required.


EXCHANGE PRIVILEGE: You may currently exchange your Fund shares for shares of any of the following funds at their respective net asset value per share: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase, the sales charge payable on the shares being acquired). Exchange offers are available only in States where shares of the fund being acquired may be legally sold.

         Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

         The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


         Shares of certain other open-end funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares at their respective net asset value per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


         Telephone exchanges are accepted by the Transfer Agent, provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122 or, within Massachusetts 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard
Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------


SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO (LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES) WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the fifteenth day of each month or the next business day thereafter. The Fund anticipates that for tax purposes the entire distribution, whether taken in cash or reinvested in additional shares of the Fund, will constitute tax-exempt income to shareholders for federal income tax purposes, except for the proportionate part of the distribution that may be considered taxable income if the Fund has taxable income during the calendar year. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the business day after collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of the Fund will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.

         The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to satisfy all requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attribute to such share.


         As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio also does not pay federal income or excise taxes.


         Distributions of interest on certain municipal obligations constitute a tax preference item under the AMT provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as such for federal income tax purposes, regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of such a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of the Fund. Tax-exempt distributions received from the Fund are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds and would likely be interpreted to include private activity bonds issued to finance similar facilities.

MASSACHUSETTS TAXES. The Portfolio has received a letter ruling (the "Ruling") from the Department of Revenue of The Commonwealth of Massachusetts to the effect that it will be classified as a partnership for Massachusetts tax purposes. The Ruling provides that, consequently, interest income received by the Portfolio on (1) debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof ("Massachusetts Obligations"), (2) the Governments of Puerto Rico, Guam, or the United States Virgin Islands ("Possessions Obligations"), or (3) the United States ("United States Obligations") will be treated as if realized directly by investors in the Portfolio. The Ruling concludes that, provided that an investor in the Portfolio qualifies as a regulated investment company ("RIC") under the Code and satisfies certain notice requirements of Massachusetts law, (1) dividends paid by such a RIC that are treated as tax-exempt interest under the Code and that are directly attributable to interest on Massachusetts Obligations (including the RIC's allocable share of interest earned by the Portfolio on such obligations) and (2) dividends paid by such a RIC that are directly attributable to interest on Possessions Obligations or United States Obligations (including the RIC's allocable share of interest earned by the Portfolio on such obligations) will, in each case, be excluded from Massachusetts gross income. Because the Fund intends to continue to invest in the Portfolio, qualify for treatment as a RIC under the Code, and satisfy the applicable notice requirements, the Fund's distributions to its shareholders of its allocable share of the interest received by the Portfolio that is attributable to Massachusetts Obligations, Possessions Obligations or United States Obligations should consequently be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. Distributions properly designated as capital gain dividends under the Code and attributable to gains realized by the Portfolio and allocated to the Fund on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Fund included in a shareholder's federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

         Beginning in 1996, long-term capital gains are generally taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. It is not clear what Massachusetts tax rate will be applicable to capital gain dividends, but the Department is expected to provide guidance on this issue.


         Distributions from the Fund will be included in net income, and in the case of intangible property corporations, shares of the Fund will be included in net worth for purposes of determining the Massachusetts excise tax on corporations subject to Massachusetts taxation.


         Shareholders should consult their own tax advisers concerning the applicability of state, local and other taxes to an investment in the Fund.


PERFORMANCE INFORMATION
-------------------------------------------------------------------------------


FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The current yield for the Fund will be calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The total return calculation assumes a complete redemption of the investment. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any difference in sales charge. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what an investor's yield or total return may be in any future period. If the expenses of the Fund are allocated to Eaton Vance, the Fund's performance will be higher.

INVESTMENT ADVISER OF                                MASSACHUSETTS MUNICIPAL
MASSACHUSETTS MUNICIPALS PORTFOLIO
Boston Management and Research                           BOND PORTFOLIO
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF MASSACHUSETTS
MUNICIPAL BOND PORTFOLIO
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265


CUSTODIAN                                                PROSPECTUS
Investors Bank & Trust Company
89 South Street                                          FEBRUARY 1, 1997
Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group
P.O. Box 5123
Westborough, MA  01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




MASSACHUSETTS MUNICIPAL BOND PORTFOLIO
24 FEDERAL STREET
BOSTON, MA 02110

                                 MMBP

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        February 1, 1997

                              EV MARATHON MUNICIPAL FUNDS
EV MARATHON CALIFORNIA MUNICIPALS FUND        EV MARATHON NEW YORK MUNICIPALS FUND
EV MARATHON FLORIDA MUNICIPALS FUND           EV MARATHON OHIO MUNICIPALS FUND
EV MARATHON MASSACHUSETTS MUNICIPALS FUND     EV MARATHON RHODE ISLAND MUNICIPALS FUND
EV MARATHON MISSISSIPPI MUNICIPALS FUND       EV MARATHON WEST VIRGINIA MUNICIPALS FUND

                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides general information about the Funds listed above (each a "Fund"), its corresponding Portfolio and certain other series of Eaton Vance Municipals Trust (the "Trust"). Each Part II provides information solely about a Fund and its corresponding Portfolio. Where appropriate, Part I includes cross-references to the relevant sections of Part II that provide additional Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI".

                              TABLE OF CONTENTS
                               PART I                                     Page
Additional Information about Investment Policies ....................        1
Investment Restrictions .............................................        7
Trustees and Officers ...............................................        9
Investment Adviser and Administrator ................................       10
Custodian ...........................................................       13
Service for Withdrawal ..............................................       14
Determination of Net Asset Value ....................................       14
Investment Performance ..............................................       14
Taxes ...............................................................       16
Principal Underwriter ...............................................       18
Distribution Plan ...................................................       19
Portfolio Security Transactions .....................................       21
Other Information ...................................................       22
Independent Certified Public Accountants ............................       23
Financial Statements ................................................       23
Appendix ............................................................       24
                               PART II
EV Marathon California Municipals Fund ..............................      a-1
EV Marathon Florida Municipals Fund .................................      b-1
EV Marathon Massachusetts Municipals Fund ...........................      c-1
EV Marathon Mississippi Municipals Fund .............................      d-1
EV Marathon New York Municipals Fund ................................      e-1
EV Marathon Ohio Municipals Fund ....................................      f-1
EV Marathon Rhode Island Municipals Fund ............................      g-1
EV Marathon West Virginia Municipals Fund ...........................      h-1

    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information.

    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS DATED FEBRUARY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I

    The following provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

MUNICIPAL OBLIGATIONS

    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is exempt from federal income taxes and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 other than, in general, at their original issue, is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.


RISKS OF CONCENTRATION
Municipal Obligations of a Particular State. For a discussion of the risks associated with the Portfolio's policy of concentrating its investments in particular State issuers of municipal obligations, see "Risks of Concentration" in the Fund's Part II.

Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in industrial revenue bonds might involve (without limitation) the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.


    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.


    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam, affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan,
Section 936 of the Code was amended and provided for two alternative limitations to the Section 936 credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. Furthermore, federal policymakers have proposed the total elimination of
Section 936, phased out over ten years, as a budget-balancing measure. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require the U.S. Congress to ratify the election.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. As of June, 1996, unemployment stood at 4.7%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

    An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. During this past hurricane season, several hurricanes caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding although there is unrated debt outstanding.

    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1995, the government realized a General Fund operating surplus. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated BBB by S&P with a negative outlook.

MUNICIPAL LEASES
    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.


    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.


    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
    The Portfolio may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.

WHEN-ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 (the "1940 Act") and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may not qualify as tax-exempt interest.

SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses, including finders' fees. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.


    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


    The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").

ASSET COVERAGE REQUIREMENT
    Transactions involving when-issued securities, the lending of securities or futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily. Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts or cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate, (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments. (b) entering into repurchase agreements and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purposes of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; or (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities of both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value).

    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Where applicable and notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 65% of total assets in a particular State. Moreover, the Fund and Portfolio must always be in compliance with the borrowing policy set forth above.


                            TRUSTEES AND OFFICERS


    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act, by virtue of their affiliation with BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO


DONALD R. DWIGHT (65), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (55), Vice President and Trustee*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a
  Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (61), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (61), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (66), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


                   OFFICERS OF THE TRUST AND THE PORTFOLIO


THOMAS J. FETTER (53), President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Fetter was elected President of the Trust and the Portfolio on December 13, 1993.

ROBERT B. MACINTOSH (40), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (51), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodubury was elected Assistant Secretary on June 19, 1995.


    For additional officers of the Portfolio, see "Additional Officer Information" in the Fund's Part II.


    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

    The Nominating Committee is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee of the Trust. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.

    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $17 billion.


    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Bombay. Together Eaton Vance and Lloyd George manage over $18 billion in assets. Eaton Vance mutual funds are distributed by Eaton Vance Distributors both within the United States and offshore.

    Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice.

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 32 long-term state portfolios, 5 national portfolios and 10 limited maturity portfolios, which serve as investment vehicles for over 100 mutual funds with varying pricing options. A staff of 32 (including 9 portfolio managers and 9 credit specialists) is responsible for the day-to-day management of over 3,500 issues in 47 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The investment philosophy of the municipal investment group is to: seek value by avoiding unnecessary credit risk; build portfolios one security at a time; and take a long-term approach to managing market risk. Over the long-term, the group seeks to maximize tax-free income by keeping portfolios fully invested (rather than trying to "time the market" for short-term results) and reduce potential capital losses due to poor credit quality. Diligent and continuing research and analysis are a critical component of the municipal investment group's investment philosophy and long-term strategy.

    The following persons manage one or more of the Eaton Vance tax-free portfolios. For the identity of the Portfolio's portfolio manager, see the Fund's current Prospectus.


    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.


    Robert B. MacIntosh is a Vice President of Eaton Vance and BMR and the portfolio manager of single-state, tax-exempt funds in six states: Hawaii, Louisiana, Massachusetts, Minnesota, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.


    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.


    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto, to the extent not covered by insurance.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.


    The Investment Advisory Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers or officers and Directors of EVC and EV. As of January 1, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Mr. Otis is an officer of the Trust and the Portfolio and is a member of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Browse, Fetter, MacIntosh, Murphy, O'Connor, and Woodbury and Ms. Anderes, Ms. Clemson and Ms. Sanders, are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

    EVC owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in precious metal mining, venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                  CUSTODIAN


    IBT acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the 1940 Act.

    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.


                            SERVICE FOR WITHDRAWAL


    The Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE


    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transation prices for most municipal obligations held by the Portfolio, and such obligations, including those purchaed on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE


    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, a complete redemption of the investment and the deduction of the CDSC at the end of the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    Yield is computed pursuant to a standardized formula by dividing net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSC which are imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus. A taxable-equivalent yield is computed by dividing the tax-exempt yield figure by 1 minus a stated rate. For the yield and taxable equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.

    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investor's should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services, CDA/Wiesenberger and Morningstar, Inc.; The Bond Buyer, the Federal Reserve Board or The Wall Street Journal). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information. Information, charts and illustrations showing the effects of inflation and taxes (including their effect on the dollar and the return on various investments) and compounding earnings, may also be included in advertisements and materials furnished to present and prospective investors.

    Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the tax equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.


    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:
        -- cost associated with aging parents;
        -- funding a college education (including its actual and estimated cost);
        -- health care expenses (including actual and projected expenses);
        -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in municipal bond funds. Such information may describe the following advantages of investing in a municipal bond mutual fund versus individual municipal bonds: regular monthly income; free reinvestment of distributions; potential for increased income; bond diversification; liquidity; low-cost easy access; and active management and in depth analysis by investment professionals; In addition, by investing in a municipal bond fund instead of individual bonds, an investor can avoid dealing with the complexities of the municipal bond market, while benefitting from the market access and lower transactions costs enjoyed by municipal bond funds.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES


    See "Distributions and Taxes" in the Fund's current Prospectus.


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1996. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.


    Distributions of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized gains or income attributable to accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions if declared in October, November or December and paid the following January may be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC for federal income tax purposes.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares and, to the extent the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distribution treated as net long-term capital gains with respect to such shares. In addition, a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other Fund shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals, certain foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.


    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER


    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the Fund's Distribution Plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in the Fund's Part II.

                              DISTRIBUTION PLAN

    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments made by its corresponding Portfolio, the expenses of the Fund and of its corresponding Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of its corresponding Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.


    The Plan provides that the Fund will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a CDSC will be imposed, the level and timing of redemptions of Fund shares upon which no CDSC will be imposed (including redemptions involving exchanges of Fund shares pursuant to the exchange privilege which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to .95% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in the Fund's Part II of this SAI. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through amounts paid to the Principal Underwriter, including CDSCs pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The Plan provides that it shall continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.


    The Trustees believe that the Plan will be a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.


    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate in a manner it deems equitable portfolio security transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. However, there may be instances when the Portfolio will not participate in a securities transaction that is allocated among other accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II.

                              OTHER INFORMATION

    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.


    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.


    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.


    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.


                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.

                             FINANCIAL STATEMENTS

    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this SAI.

    Registrant incorporates by reference the audited financial information for the Funds and the Portfolios listed below for the fiscal year ended September 30, 1996, as previously filed electronically with the Commission:

                    EV Marathon California Municipals Fund
                     EV Marathon Florida Municipals Fund
                  EV Marathon Massachusetts Municipals Fund
                   EV Marathon Mississippi Municipals Fund
                     EV Marathon New York Municipals Fund
                       EV Marathon Ohio Municipals Fund
                   EV Marathon Rhode Island Municipals Fund
                  EV Marathon West Virginia Municipals Fund
                     (Accession No. 0000950135-96-005156)

                                   APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS+

                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

----------
+The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


                       STANDARD & POOR'S RATINGS GROUP


INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.


                        FITCH INVESTORS SERVICE, INC.


INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON CALIFORNIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from California State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the California Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers. Neither the Trust nor the Portfolio has independently verified this information.


  Economic Factors
Fiscal Years Prior to 1996-97. By the close of the 1989-90 Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.

    As a result of these factors and others, the State confronted a period of budget imbalance. Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multibillion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund -- approaching $2.8 billion at its peak on June 30, 1993.

    By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two-year program was implemented. This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.

    The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of $42.7 billion which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.

    With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.

    1996-97 Fiscal Year. Reflecting the belief shared by many analysts that the California economy would remain strong, the 1996-1997 Budget Act established a State budget of some $63 billion. Relying on the optimistic revenue projections released by the Department of Finance, the Budget Act granted a $230 million tax cut to corporations while simultaneously providing an increase in funding for education and prisons. However, only a relatively modest amount, $287 million, was allocated to the reserve fund available for emergencies such as earthquakes. The ultimate impact of these and other budgetary allocations is impossible to predict. Indeed, constant fluctuations in other factors affecting the State -- including changes in welfare caseloads, property tax receipts and federal funding -- will undoubtedly create new budget challenges.

    The Orange County Bankruptcy. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

    In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond deal. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

  Constitutional, Legislative and Other Factors
    Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

    Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

    Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

    The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

    Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

    California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

    These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

    Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

    Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

    In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

    Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

    Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

    Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

    Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

    Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

    Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added
Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

    Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

    Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

    Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

    Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

    1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

    2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

    3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

    4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

    5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

    6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

    7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

    8. Permits these provisions to be amended exclusively by the voters of the State of California.

    In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

    In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

    Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

    The voters will be presented with a new initiative constitutional amendment on the November 1996 ballot. The Right to Vote on Taxes Act, sponsored by the Howard Jarvis Taxpayers Association, seeks to strengthen Proposition 62 by requiring majority voter approval for general taxes, two-thirds voter approval for special taxes (including taxes imposed for specific purposes but placed in the general fund), voter approval of existing local taxes enacted after January 1, 1995, and placing other restrictions on fees and assessments. As a constitutional amendment, the provisions would clearly apply to charter cities.

    Another initiative on the November 1996 ballot, a statutory initiative sponsored by the California Tax Reform Association, would reimpose the now sunseted temporary 10 and 11 percent tax brackets and use the revenues from the increase to replace a portion of the property tax revenue shifted from cities, counties and special districts to schools on an ongoing basis since 1992.

    Proposition 87. On November 8, 1988, California voters approved Proposition
87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of September 30, 1996, the Portfolio had net assets of $370,590,195. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $1,942,811 (equivalent to 0.50% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $2,121,262 (equivalent to 0.50% of the Portfolio's average daily net assets for such year). For the six month period ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,141,013 (equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period). For the period from the Portfolio's start of business, May 3, 1993, to the fiscal year ended March 31, 1994, the Portfolio paid BMR advisory fees of $2,149,273 (equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1997 and may be continued as described under "Distribution Plan" in
Part I. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $370,287 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $2,883,653 and the Principal Underwriter received approximately $928,000 in CDSCs imposed on early redeeming shareholders. The sales commissions and CDSCs paid to the Principal Underwriter reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $4,643,000 (which amount was equivalent to 1.3% of the Fund's net assets on such date). During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $817,797, of which $807,971 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $3,955.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $5,115 on portfolio security transactions aggregating $503, 688,461 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                           ------------ --------------  -----------------
Donald R. Dwight .............     $687         $3,530(2)      $142,500(4)
Samuel L. Hayes, III .........      625          3,537(3)       153,750(5)
Norton H. Reamer .............      619          3,459          142,500
John L. Thorndike ............      634          3,599          147,500
Jack L. Treynor ..............      695          3,685          147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,376 of deferred compensation.
(3) Includes $1,236 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Cynthia J. Clemson (33) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since February 1, 1996. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the ten-, five- and one-year periods ended September 30, 1996.


                                                  VALUE OF A $1,000 INVESTMENT

                                             VALUE BEFORE    VALUE AFTER       TOTAL RETURN BEFORE      TOTAL RETURN AFTER DEDUCTING
                                            DEDUCTING THE   DEDUCTING THE   DEDUCTING THE MAXIMUM CDSC       THE MAXIMUM CDSC*
   INVESTMENT      INVESTMENT   AMOUNT OF    MAXIMUM CDSC   MAXIMUM CDSC*   --------------------------  ----------------------------
     PERIOD           DATE      INVESTMENT    ON 9/30/96      ON 9/30/96     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------    -----------   ----------  -------------   --------------  ------------  ------------  ------------  --------------
10 Years
Ended
9/30/96**           9/30/86       $1,000      $1,754.29       $1,754.29        75.43%         5.78%        75.43%         5.78%
5 Years
Ended
9/30/96**           9/30/91       $1,000      $1,306.57       $1,287.49        30.66%         5.49%        28.75%         5.18%
1 Year
Ended
9/30/96             9/30/95       $1,000      $1,064.87       $1,014.87         6.49%         6.49%         1.49%         1.49%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 * No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 4.56%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.56% would be 7.34%, assuming a combined federal and State tax rate of 37.90%.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 12.6% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                          TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the 1997 regular federal income tax rates and California State income tax laws and tax rates applicable for 1996.


                                                                           A FEDERAL AND CALIFORNIA STATE
                                            COMBINED                            TAX EXEMPT YIELD OF:
   SINGLE RETURN          JOINT RETURN    FEDERAL AND      4%       4.5%       5%       5.5%       6%       6.5%      7%
-------------------   -------------------   CA STATE     --------------------------------------------------------------------
         (TAXABLE INCOME*)                TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------- ------------   --------------------------------------------------------------------

     Up to $ 24,650        Up to $ 41,200     20.10%       5.01%     5.63%     6.26%     6.88%     7.51%     8.14%     8.76%
$ 24,651 - $ 59,750   $ 41,201 - $ 99,600     34.70        6.13      6.89      7.66      8.42      9.19      9.95     10.72
$ 59,751 - $124,650   $ 99,601 - $151,750     37.42        6.39      7.19      7.99      8.79      9.59     10.39     11.19
$124,651 - $271,050   $151,751 - $271,050     41.95        6.89      7.75      8.61      9.47     10.34     11.20     12.06
      Over $271,050         Over $271,050     45.22        7.30      8.21      9.13     10.04     10.95     11.87     12.78


*Net amount subject to federal and California personal income tax after deductions and exemptions.

+The combined tax brackets are calculated using the highest California State rate within the bracket. Taxpayers with taxable income within each bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined tax bracket and taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36%
 and 39.6% over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including California State income taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON FLORIDA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Fund currently seeks to achieve its investment objective by investing its assets in the Florida Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Florida considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Florida issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Florida issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Florida is a state characterized by rapid population growth and substantial capital needs which are being funded through frequent debt issuances and pay-as-you-go financing. Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner.

    Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 - June 30).

    For fiscal year 1995-96, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15.3 billion, a 3.3% increase over fiscal year 1994-95. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $14.8 billion, unencumbered reserves at the end of fiscal year 1995-96 are estimated at $0.5 billion. For fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $16.0 billion, a 4.5% increase over fiscal year 1995-96. The Florida and United States unemployment rates for 1995 were 5.4% and 5.6%, respectively. The estimated Florida and United States unemployment rates for 1996 and 1997 are 5.9% and 5.8%, respectively.

    Florida's general obligation bonds have been rated Aa/AA by both rating agencies for over two decades.

    Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

    In 1993, the Florida constitution was amended to limit the annual growth in the assessed valuation of residential property which, over time, could constrain growth in property taxes, a major source of revenue for local governments. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.

    Florida tourism appears to be suffering the effects of negative publicity regarding crime against tourists in the state, "product maturity," higher prices and more aggressive marketing by competing vacation destinations. Tourist arrivals are expected to decrease 4.7% this fiscal year (1995-96) and rebound by 4.5% in fiscal year 1996-97. The total number of visiting tourists is expected to reach 39.4 million and 41.2 million during fiscal years 1995-96 and 1996-97, respectively.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, the total contract construction employment as a share of total non-farm employment reached a peak of over 10% in 1973. In 1980, the share was roughly 7.5%, and in 1995, the share had edged downward to nearly 5%. This trend is expected to continue as Florida's economy continues to diversify.


                              FEES AND EXPENSES
INVESTMENT ADVISER

    As of September 30, 1996, the Portfolio had net assets of $624,374,001. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $3,123,150 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,433,489 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,644,215 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.


DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1997 and may be continued as described under "Distribution Plan" in
Part I. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $628,527 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $4,996,054, and the Principal Underwriter received approximately $2,658,000 in CDSCs imposed on early redeeming shareholders. The sales commissions and CDSCs paid to the Principal Underwriter reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $16,966,000 (which amount was equivalent to 2.8% of the Fund's net assets on such date). During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $1,176,534, of which $1,167,094 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $7,395.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $21,746 on portfolio security transactions aggregating $1,978,955,352 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                           ------------ --------------  -----------------
Donald R. Dwight .............     $687         $4,155(2)      $142,500(4)
Samuel L. Hayes, III .........      625          4,103(3)       153,750(5)
Norton H. Reamer .............      619          4,018          142,500
John L. Thorndike ............      634          4,173          147,500
Jack L. Treynor ..............      679          4,301          147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,635 of deferred compensation.
(3) Includes $1,361 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from August 28, 1990 through September 30, 1996 and for the five- and one-year periods ended September 30, 1996.

                                                  VALUE OF A $1,000 INVESTMENT
                                             VALUE BEFORE    VALUE AFTER       TOTAL RETURN BEFORE      TOTAL RETURN AFTER DEDUCTING
                                            DEDUCTING THE   DEDUCTING THE   DEDUCTING THE MAXIMUM CDSC       THE MAXIMUM CDSC**
   INVESTMENT      INVESTMENT   AMOUNT OF    MAXIMUM CDSC   MAXIMUM CDSC**  --------------------------  ----------------------------
     PERIOD           DATE      INVESTMENT    ON 9/30/96      ON 9/30/96     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------    -----------   ----------  -------------   --------------  ------------  ------------  ------------  --------------
Life of
the Fund***         8/28/90*      $1,000      $1,559.29       $1,559.29        55.93%         7.57%        55.93%         7.57%
5 Years
Ended
9/30/96***          9/30/91       $1,000      $1,363.71       $1,343.71        36.37%         6.40%        34.37%         6.09%
1 Year
Ended
9/30/96             9/30/95       $1,000      $1,054.33       $1,004.33         5.43%         5.43%         0.43%         0.43%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
  * Investment operations began on August 28, 1990.
 ** No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 4.54%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.54% would be 6.86%, assuming a combined federal and State intangibles tax rate of 33.82%.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 15.9% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION


    The Fund changed its name from Eaton Vance Florida Tax Free Fund to EV Marathon Florida Tax Free Fund on February 1, 1994 and to EV Marathon Florida Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The tables below give the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and the Florida intangibles tax laws and tax rates applicable for 1997.


                                                       YOU ARE IN
                                                         THIS
IF THE TAXABLE INCOME ON    OR THE TAXABLE INCOME ON    FEDERAL                IN YOUR BRACKET, A TAX-FREE YIELD OF
 YOUR SINGLE RETURN IS*       YOUR JOINT RETURN IS*     BRACKET     4%      4.5%      5%      5.5%      6%      6.5%      7%
--------------------------- -------------------------- ----------  -------------------------------------------------------------

                                                                       EQUALS THAT OF A TAXABLE INVESTMENT YIELDING
             Up to $ 24,650             Up to $ 41,200   15.00%     4.71%    5.29%    5.88%    6.47%    7.06%    7.65%    8.24%
        $ 24,651 - $ 59,750        $ 41,201 - $ 99,600   28.00      5.56     6.25     6.94     7.64     8.33     9.03     9.72
        $ 59,751 - $124,650        $ 99,601 - $151,750   31.00      5.80     6.52     7.25     7.97     8.70     9.42    10.14
        $124,651 - $271,050        $151,751 - $271,050   36.00      6.25     7.03     7.81     8.59     9.38    10.16    10.94
              Over $271,050              Over $271,050   39.60      6.62     7.45     8.28     9.11     9.93    10.76    11.59


IF THE TAXABLE INCOME ON    OR THE TAXABLE INCOME ON
 YOUR SINGLE RETURN IS*       YOUR JOINT RETURN IS*                 4%      4.5%      5%      5.5%      6%      6.5%      7%
--------------------------- --------------------------           -----------------------------------------------------------------

                                                                 TAX EQUIVALENT YIELD REFLECTING EXEMPTION FROM INTANGIBLES TAX:**
             Up to $ 24,650             Up to $ 41,200              4.95%    5.54%    6.13%    6.71%    7.30%    7.89%    8.48%
        $ 24,651 - $ 59,750        $ 41,201 - $ 99,600              5.85     6.54     7.23     7.93     8.62     9.31    10.01
        $ 59,751 - $124,650        $ 99,601 - $151,750              6.10     6.83     7.55     8.27     9.00     9.72    10.44
        $124,651 - $271,050        $151,751 - $271,050              6.58     7.36     8.14     8.92     9.70    10.48    11.26
              Over $271,050              Over $271,050              6.97     7.80     8.62     9.45    10.28    11.10    11.93


 *Net amount subject to federal personal income tax after deductions and exemptions.

**A Florida intangibles tax on personal property of $2.00 per $1,000 is generally imposed after exemptions on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. An example of the effect of the Florida intangibles tax on the tax brackets of Florida taxpayers is as follows. A $10,000 investment subject to the tax would require payment of
  $20 annually in intangibles taxes. If the investment yielded 5.5% annually or $550, the intangibles tax as a percentage of income would be $20/$550 or 3.64%. If a taxpayer were in the 36% federal income tax bracket, assuming the intangibles taxes were deducted as an itemized deduction on the federal return, the taxpayer would be on a combined federal and Florida state tax bracket of 38.33% [36% + (1 - .36) X 3.64%] with respect to such investment. A Florida taxpayer whose intangible personal property is exempt or partially exempt from tax due to the availability of exemptions will have a lower taxable equivalent yield than indicated above.


Note: The federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single and joint filers with adjusted gross incomes in excess of $121,200 and $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account the Florida intangibles tax, state or local taxes, if any, payable on Fund distributions to individuals who are not Florida residents, or intangibles taxes, if any, imposed under the laws of other states. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON MASSACHUSETTS MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Massachusetts Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Massachusetts considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Massachusetts issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Beginning in 1989, the Commonwealth's economy slowed significantly. Most of the employment growth during this period was experienced in the services and trade sectors of the economy, while the manufacturing sector continues to suffer employment losses. Like most other industrial states, Massachusetts has seen a shift in employment from manufacturing to more technology and service-based industries. Between 1993 and 1994, per capita personal income in Massachusetts increased 3.6%, as compared to 1.7% for the nation as a whole. The unemployment rate for the Commonwealth fell from 5.4% in 1995 to 5.0% for February, 1996. The national unemployment rate for February 1996 was 5.6%.

    1995 Fiscal Year. Fiscal 1995 tax revenue collections totalled $11.163 billion. Budgeted revenues and other sources, including non-tax revenue collected in fiscal 1995 totalled $16.387 billion, approximately $837 million, or 5.4%, above 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

    1996 Fiscal Year. Current fiscal 1996 projected spending is approximately $16.963 billion, including approximately $153.2 million reserved for contingencies. Projected revenues are approximately $16.851 billion. The fiscal 1996 forecast for federal reimbursements has decreased by approximately $7 million primarily due to lower reimbursable spending in public assistance programs.

    1997 Fiscal Year. On April 13, 1996, the House of Representatives adopted a fiscal 1997 budget that provides for total expenditures of approximately $17.615 billion. A legislative conference committee will develop a compromise budget for consideration by the House and Senate, which upon enactment by both houses will be presented to the Governor.

    Major infrastructure projects are anticipated over the next decade. It is currently anticipated that the federal government will assume responsibility for approximately 90% of the estimated $7.7 billion cost of projects which consist of the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The Massachusetts Water Resources Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.5 billion in 1994 dollars. Work on the project began in 1988 and is expected to be complete in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference; the assumptions regarding the amounts to be supplied through federal aid are subject to change.

    The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the Commonwealth and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.


    Massachusetts' municipal governments are constrained in their ability to increase local revenues by an initiative passed in 1980, "Proposition 2 1/2". Proposition 2 1/2 limits the amount of property taxes that can be levied in a fiscal year to the lower of 2.5% of fair value or 102.5% of the previous year's levy, unless overridden by a majority of local voters. Proposition 2 1/ 2 also limits the amount the municipality can be charged by certain government entities such as counties. While Proposition 2 1/2 is not a constitutional question and can therefore be amended or abolished by the legislature, it should be noted that no significant challenge has been raised since it took effect. Any fiscal problems encountered by the state amplify the economic and fiscal problems encountered by cities and towns throughout the Commonwealth. Any Commonwealth fiscal problems which result in local aid reductions could, in the absence of overrides, result in payment defaults by local cities and towns and/or ratings downgrades resulting in an erosion of their market value.

                              FEES AND EXPENSES

INVESTMENT ADVISER

    As of September 30, 1996, the Portfolio had net assets of $281,129,236. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $1,343,099 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,383,407 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,397,963 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1997 and may be continued as described under "Distribution Plan" in
Part I. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $317,361 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $2,125,998, and the Principal Underwriter received approximately $963,000 in CDSCs imposed on early redeeming shareholders. The sales commissions and CDSCs paid to the Principal Underwriter reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $8,088,000 (which amount was equivalent to 3.0% of the Fund's net assets on such date). During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $485,320, of which $481,472 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $3,467.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $37,917 on portfolio security transactions aggregating $305,166,481 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                           ------------ --------------  -----------------
Donald R. Dwight .............     $687         $3,118(2)       $142,500(4)
Samuel L. Hayes, III .........      625          3,162(3)        153,750(5)
Norton H. Reamer .............      619          3,087           142,500
John L. Thorndike ............      634          3,218           147,500
Jack L. Treynor ..............      679          3,278           147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,214 of deferred compensation.
(3) Includes $1,111 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.


                           PERFORMANCE INFORMATION


    The tables below indicate the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 18, 1991 through September 30, 1996 and for the five- and one-year periods ended September 30, 1996.

                                                  VALUE OF A $1,000 INVESTMENT

                                                                               TOTAL RETURN BEFORE
                                            VALUE BEFORE    VALUE AFTER             DEDUCTING          TOTAL RETURN AFTER DEDUCTING
                                           DEDUCTING THE   DEDUCTING THE         THE MAXIMUM CDSC            THE MAXIMUM CDSC**
   INVESTMENT     INVESTMENT   AMOUNT OF    MAXIMUM CDSC   MAXIMUM CDSC**   ------------------------------------------------------
     PERIOD          DATE      INVESTMENT    ON 9/30/96      ON 9/30/96      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------    -----------   ----------  -------------   --------------  ------------  ------------  ------------  -------------
Life of the
Fund***             4/18/91*     $1,000      $1,421.25        $1,411.25        42.12%         6.65%        41.12%         6.51%
5 Years
ended
9/30/96***          9/30/91      $1,000      $1,349.43        $1,329.43        34.94%         6.18%        32.94%         5.86%
1 Year
Ended
9/30/96             9/30/95      $1,000      $1,055.30        $1,005.30         5.53%         5.53%         0.53%         0.53%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
  * Investment operations began on April 18, 1991.
 ** No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 4.84%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.84% would be 7.97%, assuming a combined federal and State tax rate of 39.28%.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 9.3% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION


    The Fund changed its name from Eaton Vance Massachusetts Tax Free Fund to EV Marathon Massachusetts Tax Free Fund on February 1, 1994. The Fund changed its name from EV Marathon Massachusetts Tax Free Fund to EV Marathon Massachusetts Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Massachusetts State income tax laws and tax rates applicable for 1997.

                                                                          A FEDERAL AND MASSACHUSETTS STATE
                                                                                TAX EXEMPT YIELD OF:
  SINGLE RETURN            JOINT RETURN    FEDERAL AND      4%       4.5%       5%       5.5%       6%       6.5%      7%
-------------------     -----------------   MA STATE    ---------------------------------------------------------------------
         (TAXABLE INCOME)*                TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
----------------------------------------- ------------  ---------------------------------------------------------------------
     Up to $ 24,650        Up to $ 41,200     25.20%       5.35%     6.02%     6.68%     7.35%     8.02%     8.69%     9.36%
  $ 24,651-$ 59,750     $ 41,201-$ 99,600     36.64        6.31      7.10      7.89      8.68      9.47     10.26     11.05
  $ 59,751-$124,650     $ 99,601-$151,750     39.28        6.59      7.41      8.23      9.06      9.88     10.70     11.53
  $124,651-$271,050     $151,751-$271,050     43.68        7.10      7.99      8.88      9.77     10.65     11.54     12.43
      Over $271,050         Over $271,050     46.85        7.53      8.47      9.41     10.35     11.29     12.23     13.17


*Net amount subject to federal and Massachusetts personal income tax after deductions and exemptions.

+The combined tax rates include a Massachusetts tax rate of 12% applicable to taxable bond interest and dividends, and assume that Massachusetts taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated
 above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%, and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Massachusetts state income taxes) for taxpayers with Adjusted Gross Income in excess of $121,200. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with Adjusted Gross Income in excess of $121,200 and joint filers with Adjusted Gross Income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Massachusetts personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Massachusetts personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.


The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON MISSISSIPPI MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Mississippi State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Mississippi Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION


    The following information as to certain Mississippi considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Mississippi issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from the Mississippi Employment Security Commission and from official statements relating to securities offerings of Mississippi issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Funding of the various State operations is derived principally from the General Fund revenues and Special Fund receipts. For the fiscal year ending June 30, 1996, $4.87 billion in revenue was collected by the Special Fund. The major sources of such revenue being $2.33 billion from federal grants-in-aid, including $1.49 billion for public health and welfare and $371.7 million for public education. Funding for the General Fund is derived principally from revenues generated by income, corporate, excise and sales taxes as well as profits from the wholesale sales of alcoholic beverages, interest earned on investments, proceeds from sales of various supplies and services, and licensing fees. As of fiscal year ending June 30, 1996, the State derived 40.0% of total revenue from sales taxes, 27.4% from individual income taxes and 9.7% from corporate income taxes. Sales taxes, the largest source of revenue for the General Fund, can be adversely affected by downturns in the economy. The General Fund had an ending fund balance of $85.6 million for fiscal year 1996. In the event revenues fall below the amounts projected during the budgeting phase, the Department of Finance Administration has the authority to reduce allocations to agencies and restrict a particular agency's monthly allotment if it appears that that agency may deplete its appropriations prior to the close of the fiscal year. Even with budgetary controls in place, the State has experienced cash flow problems the prior years prior to the Budget Reform Act of 1992. Commencing with fiscal year 1994, the General Fund appropriation is limited to 98% of the sum of the official revenue estimate and the estimated prior year ending cash balance. Additionally, the balance of the State's Working Cash -- Stabilization Fund is presently $207.7 million, equalling 7 1/2% of the fiscal year 1997 General Fund appropriation, its maximum balance for fiscal 1997.

    An action against the State regarding the conditions in its penal institutions, which has been reviewed by the Attorney General's office is reported to be the only significant case in which the State is the defendant and wherein the State's financial resources may be materially adversely affected.

                              FEES AND EXPENSES

INVESTMENT ADVISER
    As of September 30, 1996, the Portfolio had net assets of $25,279,561. For the fiscal year ended September 30, 1996, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $55,976 (equivalent to 0.20% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $27,990. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $65,442 (equivalent to 0.22% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $36,759. For the fiscal year ended September 30, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $45,841 (equivalent to 0.19% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of expenses related to the operation of the Portfolio in the amount of $19,780. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1994, $42,290 of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1997 and may be continued as described under "Distribution Plan" in
Part I. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $41,308 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $192,340, and the Principal Underwriter received approximately $122,000 in CDSCs imposed on early redeeming shareholders. The sales commissions and CDSCs paid to the Principal Underwriter reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,007,000 (which amount was equivalent to 4.2% of the Fund's net assets on such date). During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $45,430, of which $45,368 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $367.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $4,552 on portfolio security transactions aggregating $40,485,462 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                           ------------ --------------  -----------------
Donald R. Dwight .............     $34           $344(2)       $142,500(4)
Samuel L. Hayes, III .........      31            313(3)        153,750(5)
Norton H. Reamer .............      31            310           142,500
John L. Thorndike ............      32            317           147,500
Jack L. Treynor ..............      34            339           147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $135 of deferred compensation.
(3) Includes $104 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Cynthia J. Clemson (33) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since June 19, 1995. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 11, 1993 through September 30, 1996 and for the one-year period ended September 30, 1996.

                                                  VALUE OF A $1,000 INVESTMENT
                                                                              TOTAL RETURN BEFORE
                                             VALUE BEFORE    VALUE AFTER            DEDUCTING          TOTAL RETURN AFTER DEDUCTING
                                            DEDUCTING THE   DEDUCTING THE        THE MAXIMUM CDSC           THE MAXIMUM CDSC**
   INVESTMENT      INVESTMENT   AMOUNT OF    MAXIMUM CDSC   MAXIMUM CDSC**  -------------------------  -----------------------------
     PERIOD           DATE      INVESTMENT    ON 9/30/96      ON 9/30/96     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------    -----------   ----------  -------------   --------------  ------------  ------------  ------------  --------------
Life of the
Fund***             6/11/93*      $1,000      $1,131.43       $1,102.60        13.14%         3.80%        10.26%         3.00%
1 Year
Ended
9/30/96***          9/30/95       $1,000      $1,061.66       $1,011.66         6.17%         6.17%         1.17%         1.17%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
  * Investment operations began on June 11, 1993.
 ** No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 4.71%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.71% would be 7.19%, assuming a combined federal and State tax rate of 34.45%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser, the Fund would have had a lower yield.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 25.8% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION


    The Fund changed its name from Eaton Vance Mississippi Tax Free Fund to EV Marathon Mississippi Tax Free Fund on December 21, 1993 and to EV Marathon Mississippi Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Mississippi State income tax laws and tax rates applicable for 1997.


                                                                         A FEDERAL AND MISSISSIPPI STATE
                                          COMBINED                             TAX EXEMPT YIELD OF:
   SINGLE RETURN          JOINT RETURN   FEDERAL AND      4%        4.5%        5%       5.5%       6%       6.5%       7%
-------------------    -----------------   MS STATE   -----------------------------------------------------------------------
        (TAXABLE INCOME)*                TAX BRACKET+                IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
---------------------------------------- ------------ -----------------------------------------------------------------------

     Up to $ 24,650       Up to $ 41,200    19.25%       4.95%      5.57%     6.19%     6.81%     7.43%     8.05%     8.67%
  $ 24,651-$ 59,750    $ 41,201-$ 99,600    31.60        5.85       6.58      7.31      8.04      8.77      9.50     10.23
  $ 59,751-$124,650    $ 99,601-$151,750    34.45        6.10       6.86      7.63      8.39      9.15      9.92     10.68
  $124,651-$271,050    $151,751-$271,050    39.20        6.58       7.40      8.22      9.05      9.87     10.69     11.51
      Over $271,050        Over $271,050    42.62        6.97       7.84      8.71      9.59     10.46     11.33     12.20


*Net amount subject to federal and Mississippi personal income tax after deductions and exemptions.

+The first combined tax bracket is calculated using the highest Mississippi tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that Mississippi taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and
 39.6%, over the same ranges of income. The assumed Mississippi State income tax rate is 5%.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Mississippi State income taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Mississippi personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Mississippi personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON NEW YORK MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and New York City and New York State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the New York Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain New York considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New York issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The recession lasted longer in New York and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been below the national average primarily due to significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy is expected to continue to expand modestly during 1996. The unemployment rate for the State for 1995 was 6.3%, compared to the national unemployment rate of 5.6%. New York City's unemployment rate was 8.2% for 1995, down from 8.5% a year earlier.

    For fiscal year 1994-1995, the State's GAAP deficit grew by $1.43 billion from $1.88 billion to $3.31 billion. The deficit was largely due to a draw down of the prior year's cash balance of $1 billion to fund operating expenses. The State's accumulated deficit would have been $7.5 billiion if it was not for an LGAC issuance in 1995.

    The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

    On July 13, 1996, the State adopted its budget for the 1996-1997 fiscal year which began on April 1, 1996. Prior to the adoption of the 1996-1997 budget, legislation making interim appropriations for State personal service costs, various grants to local governments and certain other items for such fiscal year were enacted by the State. It is reasonable to expect press reports describing the details of such budget.

    During the past several years, the State has been forced to borrow on a seasonal basis due to cash flow timing problems. In June, 1990, the Local Government Assistance Corporation ("LGAC") was formed as a public benefit corporation for the purpose of issuing long term obligations designed to eliminate this need. The legislation which created the LGAC specified that the obligations will be amortized over no more than 30 years and put a $4.7 billion dollar cap, net of LGAC proceeds, on the seasonal borrowing program. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. This cap may be exceeded in cases where the Governor and the legislature have certified the need for additional borrowing and have devised a method for reducing it back to the cap no later than the fourth fiscal year after the limit is exceeded. If this cap were to be exceeded, it could result in action by the rating agencies which could adversely affect prices of bonds held by the Portfolio.

    In 1975, New York City encountered severe financial difficulties which impaired and continues to impair the borrowing ability of the City. For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles. Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City implemented various actions to close projected budget gaps of $3.3 billion, $2.3 billion and $3.1 billion for the 1994, 1995 and 1996 fiscal years, respectively. Such actions included, among others, tax increases, service and personnel reductions, productivity savings, debt refinancings, asset sales and cost savings related to employee benefits. For the 1997 fiscal year, the City previously projected a budget gap of $2.7 billion and has implemented and will implement various gap-closing actions to balance the 1997 fiscal year budget including, among others, substantial reductions in entitlement programs, service and personnel reductions, cost saving initiatives related to debt services and pension costs and the sale of certain City assets. The City currently projects budget gaps of $1.7 billion, $2.7 billion and $3.4 billion for its 1998, 1999 and 2000 fiscal years, respectively. The City's gap-closing plans for the 1998 through 2000 fiscal years include reductions in City agency expenditures, additional State and federal aid, asset sales and cost saving actions related to entitlement programs and procurement. There can be no assurance that additional gap-closing measures will not be required, the implementation of which could adversely affect the City's economic base, and there is no assurance that such measures will enable the City to achieve a balanced budget, as required by State law, for any of the 1997 through 2000 fiscal years. The fiscal health of New York City, which is the largest issuer of municipal bonds in the country and a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout the State. Bond values of the Municipal Assistance Corporation, the State of New York, the New York Local Government Assistance Corporation, the New York State Dormitory Authority -- City University, the New York City Municipal Water Finance Authority and The Metropolitan Transportation Authority would be particularly affected by serious financial difficulties encountered by New York City. The Portfolio could be expected to hold bonds issued by many, if not all of these issuers, at any given time.

    As of July 11, 1996, the City's general obligation bonds were rated "Baa1," "BBB" and "A-" by Moody's, S&P and Fitch, respectively. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+. On February 28, 1996, Fitch placed the City's general obligation bonds on Fitch Alert with negative implications. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on obligations held by the Portfolio. Ratings for the State are Moody's "A," S&P "A-" and Fitch "A+".


    The State's economic and fiscal viability are mutually and intricately tied to those of its authorities and localities, which make up the major portion of State bond issuance. Any serious financial difficulties encountered by these entities, including their inability to access capital markets, would have a significant, adverse effect upon the value of bonds issued elsewhere within the State and thus upon the value of the interests in the Portfolio. State plans to reduce aid to local cities and towns may have a negative impact on municipal finances and ratings throughout the State. Such ratings changes could erode the value of their bonds and/or lead to defaults.

    The State either guarantees or supports lease-purchase agreements or contractual obligations, financing arrangements or through moral obligation provisions, a large amount of Authority indebtedness. While debt service is normally paid out of revenues generated by the projects of the Authorities, the State has, from time to time, had to appropriate amounts to enable the Authorities to meet their financial obligations and, in some cases, to prevent default. Certain authorities continue to show financial weakness due to the economy.

                              FEES AND EXPENSES

INVESTMENT ADVISER

    As of September 30, 1996, the Portfolio had net assets of $604,529,520. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $2,932,032 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,031,508 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,073,565 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1997 and may be continued as described under "Distribution Plan" in
Part I. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $847,919 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $4,673,407, and the Principal Underwriter received approximately $2,011,000 in CDSCs imposed on early redeeming shareholders. The sales commissions and CDSCs paid to the Principal Underwriter reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $15,494,000 (which amount was equivalent to 2.6% of the Fund's net assets on such date). During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $1,038,619, of which $1,035,541 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $6,607.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $94,192 on portfolio security transactions aggregating $703,948,362 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                           ------------ --------------  -----------------
Donald R. Dwight .............     $687        $4,155(2)      $142,500(4)
Samuel L. Hayes, III .........      625         4,103(3)       153,750(5)
Norton H. Reamer .............      619         4,018          142,500
John L. Thorndike ............      634         4,173          147,500
Jack L. Treynor ..............      679         4,301          147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,635 of deferred compensation.
(3) Includes $1,361 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION

    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Nicole Anderes (35) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).


                           PERFORMANCE INFORMATION


The table below indicates the cumulative and average total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from August 30, 1990 through September 30, 1996 and for the five- and one-year periods ended September 30, 1996.

                                                  VALUE OF A $1,000 INVESTMENT
                                            VALUE OF INVEST- VALUE OF INVEST-   TOTAL RETURN BEFORE         TOTAL RETURN AFTER
                                              MENT BEFORE      MENT AFTER             DEDUCTING                  DEDUCTING
                                             DEDUCTING THE    DEDUCTING THE        THE MAXIMUM CDSC          THE MAXIMUM CDSC**
    INVESTMENT      INVESTMENT   AMOUNT OF    MAXIMUM CDSC   MAXIMUM CDSC**   --------------------------  -------------------------
      PERIOD           DATE      INVESTMENT    ON 9/30/96      ON 9/30/96      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------    -----------   ----------  ---------------  ---------------  ------------  ------------  ------------  -----------
Life of
the Fund***          8/30/90*      $1,000      $1,587.05        $1,587.05           58.70%     7.88%           58.70%        7.88%
5 Years
Ended
9/30/96              9/30/91       $1,000      $1,380.08        $1,360.08           38.01%     6.66%           36.01%        6.34%
1 Year
Ended
9/30/96              9/30/95       $1,000      $1,058.66        $1,008.66            5.87%     5.87%            0.87%        0.87%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
  * Investment operations began on August 30, 1990.
 ** No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 4.31%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.31% would be 7.06%, assuming a combined Federal and State tax rate of 38.99%.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 12.6% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION


    The Fund changed its name from Eaton Vance New York Tax Free Fund to EV Marathon New York Tax Free Fund on February 1, 1994 and to EV Marathon New York Municipals Fund on December 8, 1995.

                         TAX EQUIVALENT YIELD TABLES


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State and New York City income tax laws in effect for 1997.

                                          COMBINED
                                           FEDERAL,
   SINGLE RETURN          JOINT RETURN     NY STATE       A FEDERAL, NEW YORK STATE AND NEW YORK CITY TAX EXEMPT YIELD OF:
-------------------   ------------------- AND NY CITY   ---------------------------------------------------------------------
         (TAXABLE INCOME*)                TAX BRACKET+       4%       4.5%       5%       5.5%       6%       6.5%      7%
----------------------------------------- ------------  ---------------------------------------------------------------------
                                                                     IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
     Up to $ 24,650        Up to $ 41,200    24.55%        5.30%     5.96%     6.63%     7.29%     7.95%     8.62%     9.28%
$ 24,651 - $ 59,750   $ 41,201 - $ 99,600    36.14         6.26      7.05      7.83      8.61      9.40     10.18     10.96
$ 59,751 - $124,650   $ 99,601 - $151,750    38.80         6.54      7.35      8.17      8.99      9.80     10.62     11.44
$124,651 - $271,050   $151,751 - $271,050    43.24         7.05      7.93      8.81      9.69     10.57     11.45     12.33
      Over $271,050         Over $271,050    46.43         7.47      8.40      9.33     10.27     11.20     12.13     13.07

*Net amount subject to federal, New York State and New York City personal income tax (including New York City personal income tax surcharges) after deductions and exemptions.


+The first combined tax bracket is calculated using the highest State rate (6.85%) and the highest City rate (including surcharges) within the bracket. Taxpayers with taxable income below the highest dollar amount in the first bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The applicable State and City rates are at their maximum (6.85% and 4.457%, respectively) throughout all other brackets. The applicable federal tax rates within each of these combined tax brackets are 15%, 28%, 31%, 36%, and 39.6% over the same ranges of income.

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State income tax laws in effect for 1997.

                                            COMBINED
    SINGLE RETURN         JOINT RETURN     FEDERAL AND             A FEDERAL AND NEW YORK STATE TAX EXEMPT YIELD OF:
-------------------   -------------------   NY STATE    ---------------------------------------------------------------------
         (TAXABLE INCOME*)                TAX BRACKET+       4%       4.5%       5%       5.5%       6%       6.5%      7%
-----------------------------------------------------------------------------------------------------------------------------

                                                                     IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
     Up to $ 24,650        Up to $ 41,200    20.82%        5.05%     5.68%     6.31%     6.95%     7.58%     8.21%     8.84%
$ 24,651 - $ 59,750   $ 41,201 - $ 99,600    32.93         5.96      6.71      7.46      8.20      8.95      9.69     10.44
$ 59,751 - $124,650   $ 99,601 - $151,750    35.73         6.22      7.00      7.78      8.56      9.34     10.11     10.89
$124,651 - $271,050   $151,751 - $271,050    40.38         6.71      7.55      8.39      9.23     10.06     10.90     11.74
      Over $271,050         Over $271,050    43.74         7.11      8.00      8.89      9.78     10.66     11.55     12.44

*Net amount subject to federal and New York State and personal income tax after deductions and exemptions.

+The first combined tax bracket is calculated using the highest New York State rate (6.85%) within the bracket. Taxpayers with taxable income below the highest dollar amount in the first bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The applicable State rate is the maximum rate, 6.85%, throughout all other brackets.
 The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36%, and 39.6% over the same ranges of income.


Note: Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and New York State and New York City personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New York State and New York City personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.


The above-indicated combined federal and New York State/City income brackets assume State and City taxes are itemized deductions and do not take into account the effect of a reduction in the deductibility of itemized deductions (including New York State and City Income Taxes) for taxpayers with adjusted gross income in excess of $121,200, nor do they reflect phaseout of personal exemptions for single and joint filers with adjusted gross income in excess of $121,200 and $181,800, respectively. The effective combined tax brackets and equivalent taxable yields of taxpayers who do not itemize or who are subject to such limitations will be higher than those indicated above. In addition, investors who do not itemize deductions on their federal income tax returns will have higher combined brackets and equivalent taxable yields than indicated above.


The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON OHIO MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Ohio State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Ohio Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Ohio considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Ohio issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Ohio issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State is effectively prohibited by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order State agencies to operate within the State's means. The State carries out most of its operations through the General Revenue Fund ("GRF") which receives general State revenues not otherwise dedicated. GRF revenues are derived mainly from personal income and sales taxes and corporate franchise taxes. State GRF figures generally show a pattern related to national economic conditions, evident in growth and depletion of its GRF ending fund balances, with the June 30 (end of fiscal year) GRF fund balance reduced during less favorable national economic periods and increased during more favorable economic periods.


    The general appropriations act for the 1994-95 biennium was signed by the Governor on July 1, 1993. This act appropriated $30.7 billion for GRF purposes. Appropriations for the first fiscal year of the biennium were approximately 9.2% above those for fiscal year 1993 while those for the second year were approximately 6.6% higher than those for fiscal year 1994. These additional appropriations were mainly for increased costs in most State financed programs such as education, Medicaid, mental health and corrections. During the 1992-1993 biennium, the national economic downturn required a $200 million transfer from the Budget Stabilization Fund ("BSF") to the GRF (the BSF has been replenished, and has a current balance of over $828 million). As fiscal year 1992 progressed, reduced tax collections led to a revenue shortfall. This, in combination with additional expenditures produced a projected budget deficit. The State addressed this deficit through a combination of budget cuts, tax payment accelerations and a depletion of the BSF. A projected fiscal year 1993 gap of $520 million was covered through a combination of tax increases and a reduction in appropriations. The fiscal year 1994 budget was balanced. The 1996-97 biennial budget calls for GRF expenditures to increase 9.1% over the 1995-96 biennium.

    Local school districts in Ohio receive a major portion of their operating monies from State subsidies, but are dependent upon local taxes for significant portions of their budgets. School districts may submit for voter approval income taxes on the district income of individuals and estates. To date, this income tax has been approved in 120 of the State's 600+ local school districts. A small number of local school districts have in any year required emergency loan approval from the State in order to avoid year-end deficits. Forty-four school districts borrowed $68.6 million in fiscal year 1992 and 27 districts borrowed $94.5 million in 1993, including Cleveland which borrowed $75 million. Twenty-eight districts borrowed $41.1 million in fiscal year 1994 and twenty-nine districts borrowed $71.1 million in fiscal year 1995. Schools were affected by budget-balancing expenditure reductions discussed above.

    Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. At this time, it is not possible to determine either the outcome or the financial burden which an unfavorable decision would have on either the State's or the local school districts' financial health.

    Resolutions have been introduced in both houses of the General Assembly that would submit a consitutional amendment relating to State debt that would authorize, among other things, the issuance of State general obligation debt for a variety of purposes and without additional vote of the people to the extent that debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures. It cannot be predicted whether the proposed amendment will in fact be submitted, or, if submitted, approved by the electors.


                              FEES AND EXPENSES

INVESTMENT ADVISER

    As of September 30, 1996, the Portfolio had net assets of $292,670,816. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $1,404,951 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,463,895 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,454,208 (equivalent to 0.45% of the Portfolio's average daily net assets for such year). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1997 and may be continued as described under "Distribution Plan" in
Part I. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $332,448 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $2,288,285 and the Principal Underwriter received approximately $1,045,000 in CDSCs imposed on early redeeming shareholders. The sales commissions and CDSCs paid to the Principal Underwriter reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $8,802,000 (which amount was equivalent to 3.0% of the Fund's net assets on such date). During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $542,013, of which $537,806 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $3,957.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal years ended September 30, 1996, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                           ------------ --------------  -----------------
Donald R. Dwight .............    $687        $3,224(2)         $142,500(4)
Samuel L. Hayes, III .........     625         3,257(3)          153,750(5)
Norton H. Reamer .............     619         3,181             142,500
John L. Thorndike ............     634         3,313             147,500
Jack L. Treynor ..............     679         3,380             147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,266 of deferred compensation.
(3) Includes $1,111 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 18, 1991 through September 30, 1996 and for the five- and one-year periods ended September 30, 1996.

                                                  VALUE OF A $1,000 INVESTMENT
                                            VALUE OF INVEST-  VALUE OF INVEST-    TOTAL RETURN BEFORE        TOTAL RETURN AFTER
                                               MENT BEFORE      MENT AFTER           DEDUCTING THE             DEDUCTING THE
                                             DEDUCTING THE     DEDUCTING THE         MAXIMUM CDSC             MAXIMUM CDSC**
  INVESTMENT       INVESTMENT    AMOUNT OF   MAXIMUM CDSC     MAXIMUM CDSC**  --------------------------  --------------------------
    PERIOD           DATE       INVESTMENT    ON 9/30/96        ON 9/30/96     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------    -----------   ----------  -------------     --------------  ------------  ------------  ------------  ------------
Life of
the Fund***          4/18/91*      $1,000        $1,438.79        $1,428.79       43.88%        6.89%       42.88%        6.75%
5 Years
Ended
9/30/96              9/30/91       $1,000        $1,371.84        $1,351.84       37.18%        6.53%       35.18%        6.22%
1 Year
Ended
9/30/96              9/30/95       $1,000        $1,054.85        $1,004.85        5.48%        5.48%        0.48%        0.48%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
  * Investment operations began on April 18, 1991.
 ** No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
***If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 4.66%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.66% would be 7.25%, assuming a combined federal and State tax rate of 35.76%.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 20.2% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                                    TAXES

    In the opinion of special tax counsel to the Fund, Squire, Sanders & Dempsey, under Ohio law, provided that the Fund continues to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions (a fund satisfying such requirements being referred to herein as an "Ohio fund"), (i) dividends paid by the Fund will be exempt from the Ohio personal income tax and any municipal or school district income taxes in Ohio to the extent such dividends are properly attributable to interest on Ohio Obligations, and (2) distributions of "capital gain dividends," as defined in the Internal Revenue Code, which are properly attributable to the Fund's capital gains on the sale or other disposition of Ohio Obligations, will not be subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. Other distributions from the Fund will generally not be exempt from the Ohio personal income tax or municipal or school district income taxes in Ohio.

    Provided the Fund qualifies as an Ohio fund, (1) distributions from the Fund will be excluded from the net income base of the Ohio corporation franchise tax to the extent that such distributions are excludable from gross income for Federal income tax purposes or are properly attributable to interest on Ohio Obligations, and (2) distributions which are derived from the Fund's capital gains on the sale or other disposition of Ohio Obligations, also will be excluded from the net income base of the Ohio corporation franchise tax. However, shares of the Fund will not be excluded from the tax base for purposes of computing such tax on the net worth basis.

    Distributions by the Fund properly attributable to interest on obligations of the United States or the governments of Puerto Rico, the Virgin Islands or Guam or their authorities or municipalities are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporate franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.

                              OTHER INFORMATION


    The Fund changed its name from Eaton Vance Ohio Tax Free Fund to EV Marathon Ohio Tax Free Fund on February 1, 1994 and to EV Marathon Ohio Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Ohio State income tax laws and tax rates applicable for 1997.


                                              COMBINED
   SINGLE RETURN         JOINT RETURN        FEDERAL AND              A FEDERAL AND OHIO STATE TAX EXEMPT YIELD OF:
-------------------   -------------------     OHIO STATE   --------------------------------------------------------------------
            (TAXABLE INCOME*)                TAX BRACKET+       4%       4.5%       5%       5.5%       6%       6.5%      7%
-----------------------------------------   -------------  --------------------------------------------------------------------
                                                                     IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
     Up to $ 24,650        Up to $ 41,200    19.42%        4.96%     5.58%     6.21%     6.83%     7.45%     8.07%     8.69%
$ 24,651 - $ 59,750   $ 41,201 - $ 99,600    32.28         5.91      6.64      7.38      8.12      8.86      9.60     10.34
$ 59,751 - $124,650   $ 99,601 - $151,750    35.76         6.23      7.01      7.78      8.56      9.34     10.12     10.90
$124,651 - $271,050   $151,751 - $271,050    40.80         6.76      7.60      8.45      9.29     10.14     10.98     11.82
      Over $271,050         Over $271,050    44.13         7.16      8.05      8.95      9.84     10.74     11.63     12.53

*Net amount subject to federal and Ohio personal income tax after deductions and exemptions.


+The combined tax brackets are calculated using the highest Ohio State rate within the bracket. The combined tax brackets assume that Ohio taxes are itemized deductions for federal income tax purposes . Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated
 above. The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Ohio State income taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Ohio personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Ohio personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON RHODE ISLAND MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Rhode Island Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain Rhode Island considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Rhode Island issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Rhode Island issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The economic slowdown beginning in 1989 resulted in significant State budget constraints. Declining State revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. State law requires that the State end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. In response to this legal mandate and overall budgetary pressures, the State has undertaken a variety of strong financial management controls and initiatives, including reducing expenditures, improving revenue estimating procedures and increasing taxes.


    Strong budget discipline in fiscal year 1995, led to a General Fund balance of over $50 million, including reserves. Primary General Fund revenue sources include individual income, sales and use taxes, and corporate income taxes. Recently, revenue growth has improved, even with a weak economic recovery. Early in the 1995-96 budget year, an estimated $62 million fiscal gap emerged. Of that, $36.3 million was attributable to revenue shortfalls. In October of 1995, the Governor began implementing reduction measures. Subsequently a modest surplus was reached for fiscal year end 1996.


    The collapse of Rhode Island Share and Indemnity Corporation, a private insurer ("RISDIC"), at the end of December 1990 precipitated the closure on January 1, 1991 of financial institutions with total deposit liabilities of approximately $1.7 billion. The resulting banking crisis presented risks of short-term dislocation in many parts of the State which the State sought to address through the creation of the Rhode Island Depositors Economic Protection Corporation ("DEPCO"). Through DEPCO, the State's efforts to address the crisis were directed at minimizing the larger economic risks as well as alleviating the social costs from the potential loss of personal savings for many individual depositors. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to the affected depositors through the reopening, sale or liquidation of the closed institutions. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million. The necessary steps to resolve the crisis, including the property management and disposition programs to be conducted by DEPCO in its efforts to meet the cash requirements for depositor repayments, are under way. DEPCO has incurred approximately $494.2 million in outstanding debt. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds.

    The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A1 by Moody's Investors Services, Inc. and AA- "with a stable outlook" from Standard & Poor's Ratings Group.

    Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. As provided in the State Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Legislation enacted in 1985 limits tax levy or rate increases by municipalities to an increase no greater than 5 1/2% over the previous year. However tax levy or rate increases of greater than 5 1/2% are permitted in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5 1/2%. This limitation may also be exceeded in the event of loss of non-property tax revenue, or when an emergency situation arises and is certified by the State Auditor General. In addition, State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.


    The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. The general school aid program, which amounted to $268.7 million in 1990 and $295.2 million in 1991, reimburses communities on the basis of the relationship between the number of students and the property wealth of the community and its personal income. Communities are guaranteed a minimum reimbursement of 15 percent of eligible expenditures of the second prior year for fiscal year 1993 and 9 percent thereafter. The fiscal 1993 budget modified formulas related to the disbursement of funds under the major education aid programs. Under the modifications, greater aid would be distributed to those communities with less property wealth. The Governor's fiscal year 1994 budget proposal would further modify the allocation formula with the result that 21 communities would receive less State assistance in fiscal year 1994 than they were allocated in fiscal year 1993. In addition to school aid, the State provides a general revenue sharing program for local governments which is intended for direct property tax relief and incorporates a distribution formula based upon relative population, tax effort and personal income of each municipality. In addition, the State provides municipal aid programs which include reimbursement to local governments for their cost of carrying out certain State mandates. For fiscal year 1992, $6.0 million was appropriated. No funds were appropriated for fiscal year 1993. However, the 1991 General Assembly passed legislation that provides that commencing in the fiscal year 1994, municipalities will receive 1% of total State tax revenues. The formula for the 1995 education aid budget established a Poverty Weight Fund (PWF). Of the $414.7 million budgeted for educational aid, $46.1 million was distributed through the PWF. The Governor's recommended budget for fiscal year 1996 increases school aid by $22.9 million (5.3%), including $20.7 million in operations aid, which will be distributed through the PWF.


                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of September 30, 1996, the Portfolio had net assets of $42,167,179. For the fiscal year ended September 30, 1996, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $108,803 (equivalent to 0.25% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $53,561. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $100,476 (equivalent to 0.25% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $50,721. For the fiscal year ended September 30, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $63,773 (equivalent to 0.21% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1994, $44,682 of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1997 and may be continued as described under "Distribution Plan" in
Part I. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $187,415 on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $299,958 and the Principal Underwriter received approximately $187,000 in CDSCs imposed on early redeeming shareholders. The sales commissions and CDSCs paid to the Principal Underwriter reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,614,000 (which amount was equivalent to 4.1% of the Fund's net assets on such date). During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $54,463, of which $54,229 was paid to Authorized Firms and the balance of which was paid by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $637.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $8,186 on portfolio security transactions aggregating $63,027,171 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                           ------------ --------------  -----------------
Donald R. Dwight .............    $34            $446(2)        $142,500(4)
Samuel L. Hayes, III .........     31             313(3)         153,750(5)
Norton H. Reamer .............     31             310            142,500
John L. Thorndike ............     32             317            147,500
Jack L. Treynor ..............     34             339            147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $135 of deferred compensation.
(3) Includes $104 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Nicole Anderes (35) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 11, 1993 through September 30, 1996 and for the one-year period ended September 30, 1996.

                                                  VALUE OF A $1,000 INVESTMENT
                                                                                  TOTAL RETURN BEFORE       TOTAL RETURN AFTER
                                               VALUE BEFORE      VALUE AFTER           DEDUCTING                 DEDUCTING
                                               DEDUCTING THE    DEDUCTING THE       THE MAXIMUM CDSC         THE MAXIMUM CDSC**
    INVESTMENT      INVESTMENT    AMOUNT OF    MAXIMUM CDSC    MAXIMUM CDSC**  -----------------------------------------------------
      PERIOD           DATE      INVESTMENT     ON 9/30/96       ON 9/30/96     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------     -----------   ----------    -------------   --------------  ------------  ------------  ------------  -----------
Life of
the Fund***          6/11/93*      $1,000        $1,125.14        $1,096.61       12.51%        3.63%        9.66%        2.82%
1 Year
Ended
9/30/96***           9/30/95       $1,000        $1,061.44        $1,011.44        6.14%        6.14%        1.14%        1.14%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
  * Investment operations began on June 11, 1993.
 ** No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
***If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 4.80%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.80% would be 7.60%, assuming a combined federal and State tax rate of 36.88%. If a portion of the Portfolio's expenses had not been allocated to the Investment Adviser the Fund would have had a lower yield.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 24.2% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION


    The Fund changed its name from Eaton Vance Rhode Island Tax Free Fund to EV Marathon Rhode Island Tax Free Fund on December 21, 1993 and to EV Marathon Rhode Island Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Rhode Island State income tax laws and tax rates applicable for 1997.


                                                                          A FEDERAL AND RHODE ISLAND STATE
  SINGLE RETURN          JOINT RETURN       COMBINED                            TAX EXEMPT YIELD OF:
-------------------   -------------------  FEDERAL AND      4%       4.5%       5%       5.5%       6%       6.5%      7%
                                            RI STATE     --------------------------------------------------------------------
         (TAXABLE INCOME*)                 TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-----------------------------------------  ------------  --------------------------------------------------------------------
     Up to $ 24,650        Up to $ 41,200    18.51%        4.91%     5.52%     6.14%     6.75%     7.36%     7.98%     8.59%
$ 24,651 - $ 59,750   $ 41,201 - $ 99,600    33.54         6.02      6.77      7.52      8.28      9.03      9.78     10.53
$ 59,751 - $124,650   $ 99,601 - $151,750    36.88         6.34      7.13      7.92      8.71      9.51     10.30     11.09
$124,651 - $271,050   $151,751 - $271,050    42.34         6.94      7.80      8.67      9.54     10.41     11.27     12.14
      Over $271,050         Over $271,050    46.18         7.43      8.36      9.29     10.22     11.15     12.08     13.01

*Net amount subject to federal and Rhode Island personal income tax after deductions and exemptions.


+The combined tax rates assume a Rhode Island rate of 27.5% of federal income tax liability and that Rhode Island taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Rhode Island State income taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Rhode Island personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Rhode Island personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON WEST VIRGINIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and West Virginia state personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the West Virginia Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain West Virginia considerations is given to investors in view of the Portfolio's policy of concentrating its investments in West Virginia issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of West Virginia issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The economy of the State is based primarily on manufacturing, mining and tourism. New growth has occurred in home construction, retail trade and the service sector. Major manufacturing sectors include chemicals and primary metals. The State is the second leading coal producing state and the leading coal exporting state in the nation. The State is also one of the leading oil and gas producing states east of the Mississippi. Technological advancements have reduced the size of employment in the coal industry. The majority of the job creation in the State has occurred in the service sector. The State has taken steps to foster growth in this sector as well as other non-resource related industries.

    Based on a 1990 task force report indicating potential fiscal problems for the State, the State took a number of actions designed to eliminate the projected deficit, including revenue enhancement measures, such as changes to the Consumer Sales and Service tax, and reductions in State spending. The 1994 General Revenue Fund balance was $135 million. The State deposited 50% into an emergency reserve fund, to guard against out-year shortfalls. The General Fund 1995 balance was $63.7 million, or 2.8% of appropriations.

    The Business and Occupation Tax, the Personal Income Tax, the Consumer Sales and Service Tax, the Minerals Severance Tax, the Corporate Net Income Tax and the Business Franchise Tax together provided over 80% of the revenue for the General Revenue Fund in the fiscal year ended June 30, 1995. The amounts collected pursuant to the business registration, cigarette, insurance, telecommunications, inheritance, other taxes, liquor profits and racing fees constitute the remainder of the General Revenue Fund.


    The federal programs administered in West Virginia are a substantial part of the operation of State government. Historically, federal grants have either been part of an ongoing program, limited to a specific project or structured to institute immediate state action. In all cases, they become due either temporarily or permanently and are a significant feature of State services and the budget process.


                              FEES AND EXPENSES

INVESTMENT ADVISER
    As at September 30, 1996, the Portfolio had net assets of $39,500,791. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $95,361 (equivalent to 0.24% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $98,033 (equivalent to 0.24% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $32,526. For the fiscal year ended September 30, 1994, BMR would have earned, absent a fee reduction, advisory fees of $82,158 (equivalent to 0.23% of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal year ended September 30, 1994, $49,009 of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1997 and may be continued as described under "Distribution Plan" in
Part I. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's shareholders and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended September 30, 1996, the Principal Underwriter paid sales commissions of $95,669 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $289,676, and the Principal Underwriter received approximately $193,000 in CDSCs imposed on early redeeming shareholders. The sales commissions and CDSCs paid to the Principal Underwriter reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $1,448,000 (which amount was equivalent to 3.8% of the Fund's net assets on such date). During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $76,217, of which $76,148 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $590.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $10,423 on portfolio security transactions aggregating $75,888,648 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
     The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE     TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION     FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
----                           ------------ --------------  -----------------
Donald R. Dwight .............     $34           $344(2)        $142,500(4)
Samuel L. Hayes, III .........      31            313(3)         153,750(5)
Norton H. Reamer .............      31            310            142,500
John L. Thorndike ............      32            317            147,500
Jack L. Treynor ..............      34            339            147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $135 of deferred compensation.
(3) Includes $104 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.


                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Timothy T. Browse (37) has served as a Vice President of the Portfolio since it commenced operations. Mr. Browse has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1992. Mr. Browse is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Mr. Browse was a Municipal Bond Trader -- Fidelity Management & Research Company (1987-1992).


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from June 11, 1993 through September 30, 1996 and for the one-year period ended September 30, 1996.

                                                  VALUE OF A $1,000 INVESTMENT
                                             VALUE BEFORE    VALUE AFTER       TOTAL RETURN BEFORE      TOTAL RETURN AFTER DEDUCTING
                                            DEDUCTING THE   DEDUCTING THE   DEDUCTING THE MAXIMUM CDSC        THE MAXIMUM CDSC**
   INVESTMENT      INVESTMENT   AMOUNT OF    MAXIMUM CDSC   MAXIMUM CDSC**  --------------------------  ---------------------------
     PERIOD           DATE     INVESTMENT     ON 9/30/96      ON 9/30/96     CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------    -----------   ----------  -------------   --------------  ------------  ------------  ------------  -------------
Life of the
Fund***             6/11/93*      $1,000      $1,132.15       $1,103.29        13.22%         3.82%        10.33%         3.01%
1 Year
Ended
9/30/96             9/30/95       $1,000      $1,060.24       $1,010.24         6.02%         6.02%         1.02%         1.02%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
  * Investment operations began on June 11, 1993.
 ** No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
*** If a portion of the Portfolio's and the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 4.38%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.38% would be 6.79%, assuming a combined federal and State tax rate of 35.49%.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 15.5% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                              OTHER INFORMATION


    The Fund changed its name from Eaton Vance West Virginia Tax Free Fund to EV Marathon West Virginia Tax Free Fund on December 21, 1993. The Fund changed its name from EV Marathon West Virginia Tax Free Fund to EV Marathon West Virginia Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and West Virginia state income tax laws and tax rates applicable for 1997.

                                                                         A FEDERAL AND WEST VIRGINIA STATE
                                            COMBINED                            TAX EXEMPT YIELD OF:
   SINGLE RETURN         JOINT RETURN      FEDERAL AND      4%       4.5%       5%       5.5%       6%       6.5%      7%
-------------------   -------------------   WV STATE      -------------------------------------------------------------------
         (TAXABLE INCOME*)                 TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-----------------------------------------  ------------   -------------------------------------------------------------------
     Up to $ 24,650        Up to $ 41,200    12.10%        5.01%     5.63%     6.26%     6.88%     7.51%     8.14%     8.76%
$ 24,651 - $ 59,750   $ 41,201 - $ 99,600    32.68         5.94      6.68      7.43      8.17      8.91      9.66     10.40
$ 59,751 - $124,650   $ 99,601 - $151,750    35.49         6.20      6.98      7.75      8.53      9.30     10.08     10.85
$124,651 - $271,050   $151,751 - $271,050    40.16         6.68      7.52      8.36      9.19     10.03     10.86     11.70
    Over   $271,050       Over   $271,050    43.53         7.08      7.97      8.85      9.74     10.62     11.51     12.40


*Net amount subject to federal and West Virginia personal income tax after deductions and exemptions.

+The combined tax rate for the two lowest federal income brackets are calculated using the highest West Virginia tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax rates assume that West Virginia taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The state rate is at its maximum (6.5%)
 throughout all other brackets. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%, and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including West Virginia state income taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and West Virginia personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for West Virginia personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax and the West Virginia personal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax and the West Virginia minimum tax. The illustrations assume that the federal alternative minimum tax and the West Virginia minimum tax are not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

[logo]

EV MARATHON MUNICIPAL FUNDS
-------------------------------------------------------------------------------

STATEMENT OF

ADDITIONAL INFORMATION


FEBRUARY 1, 1997



EV MARATHON CALIFORNIA MUNICIPALS FUND
EV MARATHON FLORIDA MUNICIPALS FUND
EV MARATHON MASSACHUSETTS MUNICIPALS FUND
EV MARATHON MISSISSIPPI MUNICIPALS FUND
EV MARATHON NEW YORK MUNICIPALS FUND
EV MARATHON OHIO MUNICIPALS FUND
EV MARATHON RHODE ISLAND MUNICIPALS FUND
EV MARATHON WEST VIRGINIA MUNICIPALS FUND

EV MARATHON
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                   M-TFC2/1SAI

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        February 1, 1997

                              EV TRADITIONAL MUNICIPAL FUNDS
EV TRADITIONAL CALIFORNIA MUNICIPALS FUND         EV TRADITIONAL NEW YORK MUNICIPALS FUND
EV TRADITIONAL FLORIDA MUNICIPALS FUND            EV TRADITIONAL OHIO MUNICIPALS FUND
EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND      EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND
EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND        EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND

                              24 Federal Street
                             Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides general information about the Funds listed above (each a "Fund"), its corresponding Portfolio and certain other series of Eaton Vance Municipals Trust (the "Trust"). Each Part II provides information solely about a Fund and its corresponding Portfolio. Where appropriate, Part I includes cross-references to the relevant sections of Part II that provide additional Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI".

                              TABLE OF CONTENTS                             Page
                                    PART I
Additional Information about Investment Policies ..................          1
Investment Restrictions ...........................................          7
Trustees and Officers .............................................          9
Investment Adviser and Administrator ..............................         10
Custodian .........................................................         13
Services for Accumulation .........................................         14
Service for Withdrawal ............................................         14
Determination of Net Asset Value ..................................         14
Investment Performance ............................................         15
Taxes .............................................................         17
Principal Underwriter .............................................         19
Service Plan ......................................................         20
Portfolio Security Transactions ...................................         20
Other Information .................................................         22
Independent Certified Public Accountants ..........................         23
Financial Statements ..............................................         23
Appendix ..........................................................         24
                                   PART II
EV Traditional California Municipals Fund .........................        a-1
EV Traditional Florida Municipals Fund ............................        b-1
EV Traditional Massachusetts Municipals Fund ......................        c-1
EV Traditional Mississippi Municipals Fund ........................        d-1
EV Traditional New York Municipals Fund ...........................        e-1
EV Traditional Ohio Municipals Fund ...............................        f-1
EV Traditional Rhode Island Municipals Fund .......................        g-1
EV Traditional West Virginia Municipals Fund ......................        h-1


    Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trust have considered this factor in approving the use of a combined Statement of Additional Information.

    THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED FEBRUARY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS COMBINED STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I

    The following provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES


MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is exempt from federal income taxes and is not a tax preferred item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 other than, in general, at their original issue, is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION


Municipal Obligations of a Particular State. For a discussion of the risks associated with the Portfolio's policy of concentrating its investments in particular State issuers of municipal obligations, see "Risks of Concentration" in the Fund's Part II.

Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of the same type. In particular, investments in industrial revenue bonds might involve (without limitation) the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.


    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.


    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations.

    Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

    The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan,
Section 936 of the Code was amended and provided for two alternative limitations to the Section 936 credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. Furthermore, federal policymakers have proposed the total elimination of
Section 936, phased out over ten years, as a budget-balancing measure. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio.

    Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require the U.S. Congress to ratify the election.

    The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. As of June, 1996, unemployment stood at 4.7%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

    An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. During this past hurricane season, several hurricanes caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding although there is unrated debt outstanding.

    Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1995, the government realized a General Fund operating surplus. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated BBB by S&P with a negative outlook.

MUNICIPAL LEASES
    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the Government issuer) have evolved as a means for Governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.


    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.


INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).


CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.


    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Portfolio.

SHORT-TERM TRADING
    The Portfolio may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.

WHEN-ISSUED SECURITIES

    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.


    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 (the " 1940 Act") and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.

REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may not qualify as tax-exempt interest.

SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses, including finders' fees. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.


    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


    The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").

ASSET COVERAGE REQUIREMENTS
    Transactions involving when-issued securities, the lending of securities or futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily. Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts or cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (4) Purchase or sell real estate, (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

    (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.


    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund and the Portfolio will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid; or (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value).

    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Where applicable and notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 65% of total assets in a particular State. Moreover, the Fund and Portfolio must always be in compliance with the borrowing policy set forth above.


                            TRUSTEES AND OFFICERS


    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act, by virtue of their affiliation with BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO


DONALD R. DWIGHT (65), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (55), Vice President and Trustee*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a
  Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (61), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (61), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Trustee
Director, Fiduciary Company Incorporated, Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (66), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


                   OFFICERS OF THE TRUST AND THE PORTFOLIO


THOMAS J. FETTER (53), President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Fetter was elected President of the Trust and the Portfolio on December 13, 1993.

ROBERT B. MACINTOSH (40), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (51), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodubury was elected Assistant Secretary on June 19, 1995.


    For any additional officers of the Portfolio, see "Additional Officer Information" in the Fund's Part II.


    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

    The Nominating Committee is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee of the Trust. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for its trustees.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II of this Statement of Additional Information.

                     INVESTMENT ADVISER AND ADMINISTRATOR


    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $17 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Bombay. Together Eaton Vance and Lloyd George manage over $18 billion in assets. Eaton Vance mutual funds are distributed by Eaton Vance Distributors both within the United States and offshore.

    Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice.

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 32 long-term state portfolios, 5 national portfolios and 10 limited maturity portfolios, which serve as investment vehicles for over 100 mutual funds with varying pricing options. A staff of 32 (including 9 portfolio managers and 9 credit specialists) is responsible for the day-to-day management of over 3,500 issues in 47 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The investment philosophy of the municipal investment group is to: seek value by avoiding unnecessary credit risk; build portfolios one security at a time; and take a long-term approach to managing market risk. Over the long-term, the group seeks to maximize tax-free income by keeping portfolios fully invested (rather than trying to "time the market" for short-term results) and reduce potential capital losses due to poor credit quality. Diligent and continuing research and analysis are a critical component of the municipal investment group's investment philosophy and long-term strategy.

    The following persons manage one or more of the Eaton Vance tax-free portfolios. For the identity of the Portfolio's portfolio manager, see the Fund's current Propectus.

    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.


    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.


    Robert B. MacIntosh is a Vice President of Eaton Vance and BMR and the portfolio manager of single-state, tax-exempt funds in six states: Hawaii, Louisiana, Massachusetts, Minnesota, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.


    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.


    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under Federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto, to the extent not covered by insurance.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.


    The Investment Advisory Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II.

    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers or officers and Directors of EVC and EV. As of January 1, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Mr. Otis is an officer of the Trust and the Portfolio and is a member of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Browse, Fetter, MacIntosh, Murphy, O'Connor and Woodbury and Ms. Anderes, Ms. Clemson and Ms. Sanders are officers of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

    EVC owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen Inc., which are engaged in precious metal mining, venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                  CUSTODIAN


    IBT acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the 1940 Act.

    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.


                          SERVICES FOR ACCUMULATION


    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

INTENDED QUANTITY INVESTMENT -- STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund for which Eaton Vance acts as investment adviser or administrator at the time of purchase. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $30,000 of the Fund, and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 2.75% of the offering price (2.83% of the net amount invested) which is the rate applicable to single transactions of $50,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.


                            SERVICE FOR WITHDRAWAL


    The Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE


    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE


    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all distributions are reinvested at net asset value on the reinvestment dates during the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (which includes the maximum sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive distributions during the period. Yield calculations will assume a maximum sales charge equal to 3.75% of the public offering price. A taxable-equivalent yield is computed by dividing the tax-exempt yield by 1 minus a stated rate. For the yield and taxable-equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.

    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current maximum offering price per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services, CDA/Wiesenberger and Morningstar, Inc.; The Bond Buyer, the Federal Reserve Board or The Wall Street Journal). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information. Information, charts, and illustrations showing the effects of inflation and taxes (including their effects on the dollar and the return on various investments) and compounding earnings, may also be included in advertisements and materials furnished to present and prospective investors.

    Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the tax equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. Such information may be in the form of hypothetical illustrations. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.

    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:
        -- cost associated with aging parents;
        -- funding a college education (including its actual and estimated cost);
        -- health care expenses (including actual and projected expenses);
        -- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        -- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in municipal bond funds. Such information may describe the following advantages of investing in a municipal bond mutual fund versus individual municipal bonds: regular monthly income; free reinvestment of distributions; potential for increased income; bond diversification; liquidity; low-cost easy access; and active management and in depth credit analysis by investment professionals. In addition, by investing in a municipal bond fund instead of individual bonds, and investor can avoid dealing with the complexities of the municipal bond market, while benefitting from the market access and lower transactions costs enjoyed by municipal bond funds.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES


    See "Distributions and Taxes" in the Fund's current Prospectus.


    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1996. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.


    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.

    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized gains or income attributable to accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions if declared in October, November or December and paid the following January may be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC for federal income tax purposes.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares and, to the extent the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distribution treated as net long-term capital gains with respect to such shares. In addition, a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other Fund shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of Federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.


    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER


    Shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus (see "How to Buy Fund Shares"). Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter, through one dealer aggregating $50,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company. Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of Authorized Firms and to the spouses and children under the age of 21 and beneficial accounts of such persons.

    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. See "How to Buy Fund Shares" in the Fund's current Prospectus for the discounts allowed to Authorized Firms on the sale of Fund shares. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. For the amount of sales charges for sales of Fund shares paid to the Principal Underwriter (and Authorized Firms), see "Fees and Expenses" in the Fund's Part II.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the amount paid by the Fund to the Principal Underwriter for acting as repurchase agent, see "Fees and Expenses" in the Fund's Part II.

                                 SERVICE PLAN

    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD") (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if the Rule were applicable.) The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The Plan remains in effect from year to year, provided such continuance is approved by a vote of both a majority of (i) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Noninterested Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Noninterested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Plan has been approved by the Board of Trustees of the Trust, including the Noninterested Trustees.

    Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust as prescribed by the Rule. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For the service fees paid by the Fund under the Plan, see "Fees and Expenses" in the Fund's Part II.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including State obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.


    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate in a manner it deems equitable portfolio security transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. However, there may be instances when the Portfolio will not participate in a securities transaction that is allocated among other accounts. While these procedures could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's Part II.

                              OTHER INFORMATION

    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" or "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.


    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.


    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.


                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.


                             FINANCIAL STATEMENTS


    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Deloitte & Touche, LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Funds' most recent Annual Report accompanies this SAI.

    Registrant incorporates by reference the audited financial information for the Funds and the Portfolios listed below for the fiscal year ended September 30, 1996, as previously filed electronically with the Commission:

                  EV Traditional California Municipals Fund
                    EV Traditional Florida Municipals Fund
                 EV Traditional Massachusetts Municipals Fund
                  EV Traditional Mississippi Municipals Fund
                   EV Traditional New York Municipals Fund
                     EV Traditional Ohio Municipals Fund
                 EV Traditional West Virginia Municipals Fund
                     (Accession No. 0000950135-96-005148)
                 EV Traditional Rhode Island Municipals Fund
              (formerly EV Classic Rhode Island Municipals Fund)
                     (Accession No. 0000928816-96-000346)

                                   APPENDIX

                      DESCRIPTION OF SECURITIES RATINGS+

                       MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


----------
+The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.


                       STANDARD & POOR'S RATINGS GROUP


INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.


                        FITCH INVESTORS SERVICE, INC.


INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL CALIFORNIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from California State personal income taxes. The Fund currently seeks to meet its investment objective by investing its assets in the California Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION

    The following information as to certain California considerations is given to investors in view of the Portfolio's policy of concentrating its investments in California issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of California issuers. Neither the Trust nor the Portfolio has independently verified this information.


  Economic Factors
    Fiscal Years Prior to 1996-97. By the close of the 1989-90 Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.

    As a result of these factors and others, the State confronted a period of budget imbalance. Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multibillion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund -- approaching $2.8 billion at its peak on June 30, 1993.

    By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two-year program was implemented. This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.

    The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of $42.7 billion which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.

    With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.

    1996-97 Fiscal Year. Reflecting the belief shared by many analysts that the California economy would remain strong, the 1996-1997 Budget Act established a State budget of some $63 billion. Relying on the optimistic revenue projections released by the Department of Finance, the Budget Act granted a $230 million tax cut to corporations while simultaneously providing an increase in funding for education and prisons. However, only a relatively modest amount, $287 million, was allocated to the reserve fund available for emergencies such as earthquakes. The ultimate impact of these and other budgetary allocations is impossible to predict. Indeed, constant fluctuations in other factors affecting the State -- including changes in welfare caseloads, property tax receipts and federal funding -- will undoubtedly create new budget challenges.

    The Orange County Bankruptcy. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

    In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond deal. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

  Constitutional, Legislative and Other Factors
    Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

    Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

    Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

    The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

    Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

    California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

    These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

    Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

    Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

    In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

    Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

    Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

    Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

    Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

    Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

    Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added
Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

    Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

    Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

    Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

    Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

    1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

    2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

    3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

    4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

    5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

    6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

    7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

    8. Permits these provisions to be amended exclusively by the voters of the State of California.

    In September 1988, the California Court of Appeal in City of Westminster
v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App.
1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition
62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

    In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28,
1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

    Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

    The voters will be presented with a new initiative constitutional amendment on the November 1996 ballot. The Right to Vote on Taxes Act, sponsored by the Howard Jarvis Taxpayers Association, seeks to strengthen Proposition 62 by requiring majority voter approval for general taxes, two-thirds voter approval for special taxes (including taxes imposed for specific purposes but placed in the general fund), voter approval of existing local taxes enacted after January 1, 1995, and placing other restrictions on fees and assessments. As a constitutional amendment, the provisions would clearly apply to charter cities.

    Another initiative on the November 1996 ballot, a statutory initiative sponsored by the California Tax Reform Association, would reimpose the now sunseted temporary 10 and 11 percent tax brackets and use the revenues from the increase to replace a portion of the property tax revenue shifted from cities, counties and special districts to schools on an ongoing basis since 1992.

    Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of September 30, 1996, the Portfolio had net assets of $370,590,195. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $1,942,811 (equivalent to 0.50% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $2,121,262 (equivalent to 0.50% of the Portfolio's average daily net assets for such year). For the six month period ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,141,013 (equivalent to 0.50% (annualized) of the Portfolio's average daily net assets for such period). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal years ended September 30, 1996 and 1995 and for the period from the start of business, May 3, 1993, to the fiscal year ended September 30, 1994, $25,389, $35,928 and $4,429, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1997 and may be continued as described under "Service Plan" in Part I. During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $3,551, of which $2,503 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    The total sales charges for sale of shares of the Fund for the fiscal years ended September 30, 1996 and 1995 and for the period from the start of business, April 4, 1994, to the fiscal year ended September 30, 1994 were $28,166, $48,718 and $25,031, respectively, which amounts were paid to Authorized Firms. For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $47.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $5,115 on portfolio security transactions aggregating $503,688,461 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):


                                AGGREGATE     AGGREGATE    TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION    FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO    FUND COMPLEX
----                           ------------ -------------- ------------------

Donald R. Dwight .............      $0          $3,530(2)      $142,500(4)
Samuel L. Hayes, III .........       0           3,537(3)       153,750(5)
Norton H. Reamer .............       0           3,459          142,500
John L. Thorndike ............       0           3,599          147,500
Jack L. Treynor ..............       0           3,685          147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,376 of deferred compensation.
(3) Includes $1,236 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION


    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Cynthia J. Clemson (33) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since February 1, 1996. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the ten-, five- and one-year periods ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on April 5, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses.

                         VALUE OF A $1,000 INVESTMENT

                                                                             TOTAL RETURN                    TOTAL RETURN
                                                                          EXCLUDING MAXIMUM               INCLUDING MAXIMUM
                                                      VALUE OF               SALES CHARGE                    SALES CHARGE
    INVESTMENT       INVESTMENT      AMOUNT OF       INVESTMENT     ------------------------------  ------------------------------
      PERIOD            DATE        INVESTMENT*      ON 9/30/96       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
    ----------       ----------     -----------      ----------       ----------      ----------      ----------      ----------
10 Years
Ended
9/30/96               09/30/86        $962.10        $1,757.86          82.72%          6.21%           75.79%          5.80%
5 Years
Ended
9/30/96**              9/30/91        $962.68        $1,310.08          36.08%          6.36%           31.01%          5.55%
1 Year
Ended
9/30/96**              9/30/95        $962.50        $1,039.95           8.05%          8.05%            3.96%          3.96%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 *Initial investment less the current maximum sales charge of 3.75%.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.38%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.38% would be 8.66%, assuming a combined federal and State tax rate of 37.90%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 8.8% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, the following shareholders owned beneficially and of record the percentage of outstanding shares of the Fund indicated after their name: Cal Rosevear & Joyce A. Rosevear, Trustees u/a dtd. 8/21/92, Walnut Creek, CA 94596 (34.1%); Liz Thompson, Healdsburg, CA (7.1%); and Jack Spann TOD Jacqueline Spann, Jennifer Spann and Janis Spann subject to STA rules, Clovis, CA (5.9%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the 1997 regular federal income tax rates and California State income tax laws and tax rates applicable for 1996.


                                                                                 A FEDERAL AND CALIFORNIA STATE
                                                  COMBINED                            TAX EXEMPT YIELD OF:
      SINGLE RETURN           JOINT RETURN      FEDERAL AND       4%       4.5%       5%       5.5%       6%       6.5%      7%
-----------------------------------------------   CA STATE     --------------------------------------------------------------------
               (TAXABLE INCOME*)                TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------------------------------------------------- --------------------------------------------------------------------

           Up to $ 24,650        Up to $ 41,200     20.10%       5.01%     5.63%     6.26%     6.88%     7.51%     8.14%     8.76%
      $ 24,651 - $ 59,750   $ 41,201 - $ 99,600     34.70        6.13      6.89      7.66      8.42      9.19      9.95     10.72
      $ 59,751 - $124,650   $ 99,601 - $151,750     37.42        6.39      7.19      7.99      8.79      9.59     10.39     11.19
      $124,651 - $271,050   $151,751 - $271,050     41.95        6.89      7.75      8.61      9.47     10.34     11.20     12.06
          Over - $271,050       Over - $271,050     45.22        7.30      8.21      9.13     10.04     10.95     11.87     12.78

*Net amount subject to federal and California personal income tax after deductions and exemptions.


+The combined tax brackets are calculated using the highest California State rate within the bracket. Taxpayers with taxable income within each bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined tax bracket and taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including California State income taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations the interest from which is exempt from the regular federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL FLORIDA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. The Fund currently seeks to meet its investment objective by investing its assets in the Florida Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION
    The following information as to certain Florida considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Florida issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Florida issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Florida is a state characterized by rapid population growth and substantial capital needs which are being funded through frequent debt issuances and pay-as-you-go financing. Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the State's ability to pay principal and interest in a timely manner.

    Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization
Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 - June 30).

    For fiscal year 1995-96, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15.3 billion, a 3.3% increase over fiscal year 1994-95. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $14.8 billion, unencumbered reserves at the end of fiscal year 1995-96 are estimated at $0.5 billion. For fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $16.0 billion, a 4.5% increase over fiscal year 1995-96. The Florida and United States unemployment rates for 1995 were 5.4% and 5.6%, respectively. The estimated Florida and United States unemployment rates for 1996 and 1997 are 5.9% and 5.8%, respectively.

    Florida's general obligation bonds have been rated Aa/AA by both rating agencies for over two decades.

    Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

    In 1993, the Florida constitution was amended to limit the annual growth in the assessed valuation of residential property which, over time, could constrain growth in property taxes, a major source of revenue for local governments. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.

    Florida tourism appears to be suffering the effects of negative publicity regarding crime against tourists in the state, "product maturity," higher prices and more aggressive marketing by competing vacation destinations. Tourist arrivals are expected to decrease 4.7% this fiscal year (1995-96) and rebound by 4.5% in fiscal year 1996-97. The total number of visiting tourists is expected to reach 39.4 million and 41.2 million during fiscal years 1995-96 and 1996-97, respectively.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, the total contract construction employment as a share of total non-farm employment reached a peak of over 10% in 1973. In 1980, the share was roughly 7.5%, and in 1995, the share had edged downward to nearly 5%. This trend is expected to continue as Florida's economy continues to diversify.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of September 30, 1996, the Portfolio had net assets of $624,374,001. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $3,123,150 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,433,489 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,644,215 (equivalent to 0.46% of the Portfolio's average daliy net assets for such year). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I. The Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal years ended September 30, 1996 and 1995 and for the period from the start of business, April 5, 1994, to the fiscal year ended September 30, 1994, $20,337, $18,478 and $5,625, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1997 and may be continued as described under "Service Plan" in Part I. During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $2,650, of which $2,645 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    The total sales charges for sale of shares of the Fund for the fiscal years ended September 30, 1996 and 1995 were $42,577 and $71,781, respectively, which amounts were paid to Authorized Firms. For the period from the start of business, April 5, 1994, to the fiscal year ended September 30, 1994, total sales charges for sale of shares of the Fund were $54,438, of which $53,164 was received by Authorized Firms and the balance of which was received by the Principal Underwriter. For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $35.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $21,746 on portfolio security transactions aggregating $1,978,955,352 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                              AGGREGATE
                               AGGREGATE     COMPENSATION  TOTAL COMPENSATION
                             COMPENSATION       FROM         FROM TRUST AND
NAME                           FROM FUND      PORTFOLIO       FUND COMPLEX
----                           ---------      ---------       ------------

Donald R. Dwight ..........       $26          $4,155(2)        $142,500(4)
Samuel L. Hayes, III ......        23           4,103(3)         153,750(5)
Norton H. Reamer ..........        23           4,018            142,500
John L. Thorndike .........        23           4,173            147,500
Jack L. Treynor ...........        25           4,301            147,500
----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,635 of deferred compensation.
(3) Includes $1,361 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from August 28, 1990 through September 30, 1996 and for the five- and one-year periods ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on April 5, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses.


                         VALUE OF A $1,000 INVESTMENT


                                                                             TOTAL RETURN                    TOTAL RETURN
                                                                          EXCLUDING MAXIMUM               INCLUDING MAXIMUM
                                                      VALUE OF               SALES CHARGE                    SALES CHARGE
    INVESTMENT       INVESTMENT      AMOUNT OF       INVESTMENT     ------------------------------  ------------------------------
      PERIOD            DATE        INVESTMENT*      ON 9/30/96       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
    ----------       ----------     -----------      ----------       ----------      ----------      ----------      ----------
Life of
the Fund**             8/28/90        $962.16        $1,528.56          58.87%           7.90%          52.86%          7.22%
5 Years
Ended
9/30/96**              9/30/91        $962.90        $1,337.84          38.95%           6.80%          33.78%          5.99%
1 Year
Ended
9/30/96**              9/30/95        $962.50        $1,025.50           6.55%           6.55%           2.52%          2.52%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 *Initial investment less the current maximum sales charge of 3.75%.
**If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.11%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.11% would be 7.68%, assuming a combined federal and State intangibles tax rate of 33.50%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Smith Barney Inc., New York, NY and Merrill, Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL, were the record owners of approximately 22.2% and 6.3%, respectively, of the outstanding shares which were held on behalf of their customers who are beneficial owners of such shares, and as to which they have voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Fund changed its name from EV Traditional Florida Tax Free Fund to EV Traditional Florida Municipals Fund on December 8, 1995.

                          TAX EQUIVALENT YIELD TABLE



    The tables below give the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and the Florida intangibles tax laws and tax rates applicable for 1997.


                                                          YOU ARE IN
   IF THE TAXABLE INCOME ON    OR THE TAXABLE INCOME ON  THIS FEDERAL            IN YOUR BRACKET, A TAX-FREE YIELD OF
    YOUR SINGLE RETURN IS*      YOUR JOINT RETURN IS*      BRACKET     4%      4.5%      5%      5.5%      6%      6.5%      7%
-------------------------------------------------------- ------------ -------------------------------------------------------------
                                                                             EQUALS THAT OF A TAXABLE INVESTMENT YIELDING
                 Up to $24,650             Up to $41,200    15.00%     4.71%    5.29%    5.88%    6.47%    7.06%    7.65%    8.24%
             $ 24,651-$ 59,750         $ 41,201-$ 99,600    28.00      5.56     6.25     6.94     7.64     8.33     9.03     9.72
             $ 59,751-$124,650         $ 99,601-$151,750    31.00      5.80     6.52     7.25     7.97     8.70     9.42    10.14
             $124,651-$271,050         $151,751-$271,050    36.00      6.25     7.03     7.81     8.59     9.38    10.16    10.94
                 Over $271,050             Over $271,050    39.60      6.62     7.45     8.28     9.11     9.93    10.76    11.59

   IF THE TAXABLE INCOME ON    OR THE TAXABLE INCOME ON
    YOUR SINGLE RETURN IS*      YOUR JOINT RETURN IS*                  4%      4.5%      5%      5.5%      6%      6.5%      7%
---------------------------------------------------------            --------------------------------------------------------------
                                                                     TAX EQUIVALENT YIELD REFLECTING EXEMPTION FROM INTANGIBLES
                                                                                                TAX:**
                 Up to $24,650             Up to $41,200               4.95%    5.54%    6.13%    6.71%    7.30%    7.89%    8.48%
             $ 24,651-$ 59,750         $ 41,201-$ 99,600               5.85     6.54     7.23     7.93     8.62     9.31    10.01
             $ 59,751-$124,650         $ 99,601-$151,750               6.10     6.83     7.55     8.27     9.00     9.72    10.44
             $124,651-$271,050         $151,751-$271,050               6.58     7.36     8.14     8.92     9.70    10.48    11.26
                 Over $271,050             Over $271,050               6.97     7.80     8.62     9.45    10.28    11.10    11.93



 *Net amount subject to federal personal income tax after deductions and exemptions.
**A Florida intangibles tax on personal property of $2.00 per $1,000 is generally imposed after exemptions on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. An example of the effect of the Florida intangibles tax on the tax brackets of Florida taxpayers is as follows. A $10,000 investment subject to the tax would require payment of $20 annually in intangibles taxes. If the investment yielded 5.5% annually or $550, the intangibles tax as a percentage of income would be $20/$500 or 3.64%. If a taxpayer were in the 36% federal income tax bracket, assuming the intangibles taxes were deducted as an itemized deduction on the federal return, the taxpayer would be on a combined federal and Florida State tax bracket of 38.33% [36% + (1 - .36) X 3.64%] with respect to such investment. A Florida taxpayer whose intangible personal property is exempt or partially exempt from tax due to the availability of exemptions will have a lower taxable equivalent yield than indicated above.



Note: The federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single and joint filers with adjusted gross incomes in excess of $121,200 and $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account the Florida intangibles tax, state or local taxes, if any, payable on Fund distributions to individuals who are not Florida residents, or intangibles taxes, if any, imposed under the laws of other states. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Massachusetts state personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Massachusetts Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION
    The following information as to certain Massachusetts considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Massachusetts issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers. Neither the Trust nor the Portfolio has independently verified this information.


    Beginning in 1989, the Commonwealth's economy slowed significantly. Most of the employment growth during this period was experienced in the services and trade sectors of the economy, while the manufacturing sector continues to suffer employment losses. Like most other industrial states, Massachusetts has seen a shift in employment from manufacturing to more technology and service-based industries. Between 1993 and 1994, per capita personal income in Massachusetts increased 3.6%, as compared to 1.7% for the nation as a whole. The unemployment rate for the Commonwealth fell from 5.4% in 1995 to 5.0% for February 1996. The national unemployment rate for February 1996 was 5.6%.

    1995 Fiscal Year. Fiscal 1995 tax revenue collections totalled $11.163 billion. Budgeted revenues and other sources, including non-tax revenue collected in fiscal 1995 totalled $16.387 billion, approximately $837 million, or 5.4%, above 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

    1996 Fiscal Year. Current fiscal 1996 projected spending is approximately $16.963 billion, including approximately $153.2 million reserved for contingencies. Projected revenues are approximately $16.851 billion. The fiscal 1996 forecast for federal reimbursements has decreased by approximately $7 million primarily due to lower reimbursable spending in public assistance programs.

    1997 Fiscal Year. On April 13, 1996, the House of Representatives adopted a fiscal 1997 budget that provides for total expenditures of approximately $17.615 billion. A legislative conference committee will develop a compromise budget for consideration by the House and Senate, which upon enactment by both houses will be presented to the Governor.

    Major infrastructure projects are anticipated over the next decade. It is currently anticipated that the federal government will assume responsibility for approximately 90% of the estimated $7.7 billion cost of projects which consist of the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The Massachusetts Water Resources Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.5 billion in 1994 dollars. Work on the project began in 1988 and is expected to be complete in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference; the assumptions regarding the amounts to be supplied through federal aid are subject to change.

    The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the Commonwealth and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.


    Massachusetts' municipal governments are constrained in their ability to increase local revenues by an initiative passed in 1980, "Proposition 2 1/2". Proposition 2 1/2 limits the amount of property taxes that can be levied in a fiscal year to the lower of 2.5% of fair value or 102.5% of the previous year's levy, unless overridden by a majority of local voters. Proposition 2 1/ 2 also limits the amount the municipality can be charged by certain government entities such as counties. While Proposition 2 1/2 is not a constitutional question and can therefore be amended or abolished by the legislature, it should be noted that no significant challenge has been raised since it took effect. Any fiscal problems encountered by the state amplify the economic and fiscal problems encountered by cities and towns throughout the Commonwealth. Any Commonwealth fiscal problems which result in local aid reductions could, in the absence of overrides, result in payment defaults by local cities and towns and/or ratings downgrades resulting in an erosion of their market value.


                              FEES AND EXPENSES
INVESTMENT ADVISER

    As of September 30, 1996, the Portfolio had net assets of $281,129,236. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $1,343,099 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,383,407 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,397,963 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal years ended September 30, 1996 and 1995 and for the period from the start of business, December 7, 1993, to the fiscal year ended September 30, 1994, $22,401, $13,833 and $26,572, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1997 and may be continued as described under "Service Plan" in Part I. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the period from October 1, 1995 to January 31, 1996 the Principal Underwriter paid to Authorized Firms sales commissions of $5,173 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commissions under that Plan to the Principal Underwriter aggregating $7,134. During the fiscal year ended September 30, 1996, CDSCs aggregating approximately $660 were imposed on early redeeming shareholders and paid to the Principal Underwriter. The CDSCs and sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $337,000 (which amount was equivalent to 5.6% of the Fund's net assets on such date). This charge will be extinguished at no expense to the Fund on January 31, 1997. During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $6,750, of which $6,212 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter. A portion of such fee was paid under the service fee provisions of the Distribution Plan and the balance was paid under the existing Plan.

PRINCIPAL UNDERWRITER
    The total sales charges for sales of shares of the Fund during the period from February 1, 1996 to September 30, 1996 was $25,341, which amount was paid to Authorized Firms. For the fiscal year ended September 30, 1996, the Fund made no payments to the Principal Underwriter for repurchase transactions.

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $37,917 on portfolio security transactions aggregating $305,166,481 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE    TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION    FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO    FUND COMPLEX
----                           ------------ -------------- ------------------
Donald R. Dwight .............      $0          $3,118(2)      $142,500(4)
Samuel L. Hayes, III .........       0           3,162(3)       153,750(5)
Norton H. Reamer .............       0           3,087          142,500
John L. Thorndike ............       0           3,218          147,500
Jack L. Treynor ..............       0           3,278          147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,214 of deferred compensation.
(3) Includes $1,111 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from April 19, 1991 through September 30, 1996 and for the five- and one-year periods ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective February 1, 1996.


                         VALUE OF A $1,000 INVESTMENT


                                                                         TOTAL RETURN EXCLUDING         TOTAL RETURN INCLUDING
                                                      VALUE OF            MAXIMUM SALES CHARGE           MAXIMUM SALES CHARGE
     INVESTMENT       INVESTMENT     AMOUNT OF       INVESTMENT     ---------------------------------------------------------------
       PERIOD            DATE       INVESTMENT*      ON 9/30/96        CUMULATIVE      ANNUALIZED      CUMULATIVE     ANNUALIZED
-----------------------------------------------------------------------------------------------------------------------------------
Life of
the Fund**              4/19/91       $962.64         $1,373.52          42.67%          6.72%           37.35%          5.98%
5 Years
Ended
9/30/96**               9/30/91       $962.89         $1,304.31          35.46%          6.26%           30.43%          5.46%
1 Year
Ended
9/30/96**               9/30/95       $962.50         $1,022.14           6.19%          6.19%            2.22%          2.22%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 * Initial investment less the maximum sales charge of 3.75%. This sales charge is effective February 1, 1996. Prior thereto, Fund shares redeemed within one year of purchase are subject to a CDSC of 1%.

** If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.46%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.46% would be 8.99%, assuming a combined federal and State tax rate of 39.28%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rate and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Cambridge Savings Bank, Trust Dept., Cambridge, MA and Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL were the record owners of approximately 46.5% and 5.1%, respectively, of the outstanding shares, which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Fund changed its name from EV Classic Massachusetts Tax Free Fund to EV Classic Massachusetts Municipals Fund on December 8, 1995 and to EV Traditional Massachusetts Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Massachusetts state income tax laws and tax rates applicable for 1997.

                                                                              A FEDERAL AND MASSACHUSETTS STATE
                                                  COMBINED                           TAX EXEMPT YIELD OF:
      SINGLE RETURN            JOINT RETURN      FEDERAL AND     4%       4.5%       5%       5.5%       6%       6.5%       7%
------------------------------------------------  MA STATE    ---------------------------------------------------------------------
               (TAXABLE INCOME)*                TAX BRACKET+    IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-----------------------------------------------------------------------------------------------------------------------------------
            Up to $ 24,650        Up to $ 41,200    25.20%      5.35%     6.02%     6.68%     7.35%     8.02%     8.69%     9.36%
         $ 24,651-$ 59,750     $ 41,201-$ 99,600    36.64       6.31      7.10      7.89      8.68      9.47     10.26     11.05
         $ 59,751-$124,650     $ 99,601-$151,750    39.28       6.59      7.41      8.23      9.06      9.88     10.70     11.53
         $124,651-$271,050     $151,751-$271,050    43.68       7.10      7.99      8.88      9.77     10.65     11.54     12.43
             Over $271,050         Over $271,050    46.85       7.53      8.47      9.41     10.35     11.29     12.23     13.17


*Net amount subject to federal and Massachusetts personal income tax after deductions and exemptions.

+The combined tax rates include a Massachusetts tax rate of 12% applicable to taxable bond interest and dividends, and assume that Massachusetts taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%, and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Massachusetts state income taxes) for taxpayers with Adjusted Gross Income in excess of $121,200. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with Adjusted Gross Income in excess of $121,200 and joint filers with Adjusted Gross Income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Massachusetts personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Massachusetts personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" Massachusetts obligations issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Mississippi State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Mississippi Municipals Portfolio (the
"Portfolio").


                            RISKS OF CONCENTRATION
    The following information as to certain Mississippi considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Mississippi issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from the Mississippi Employment Security Commission and from official statements relating to securities offerings of Mississippi issuers. Neither the Trust nor the Portfolio has independently verified this information.

    Funding of the various State operations is derived principally from the General Fund revenues and Special Fund receipts. For the fiscal year ending June 30, 1996, $4.87 billion in revenue was collected by the Special Fund. The major sources of such revenue being $2.33 billion from federal grants-in-aid, including $1.18 billion for public health and welfare and $381.2 million for public education. Funding for the General Fund is derived principally from revenues generated by income, corporate, excise and sales taxes as well as profits from the wholesale sales of alcoholic beverages, interest earned on investments, proceeds from sales of various supplies and services, and licensing fees. As of fiscal year ending June 30, 1996, the State derived 40.0% of total revenue from sales taxes, 27.4% from individual income taxes and 9.7% from corporate income taxes. Sales taxes, the largest source of revenue for the General Fund, can be adversely affected by downturns in the economy. The General Fund had an ending fund balance of $85.6 million for fiscal year 1996. In the event revenues fall below the amounts projected during the budgeting phase, the Department of Finance Administration has the authority to reduce allocations to agencies and restrict a particular agency's monthly allotment if it appears that that agency may deplete its appropriations prior to the close of the fiscal year. Even with budgetary controls in place, the State has experienced cash flow problems in the years prior to the Budget Reform Act of 1992. Commencing with fiscal year 1994, the General Fund appropriation is limited to 98% of the sum of the official revenue estimate and the estimated prior year ending cash balance. Additionally, the balance of the State's Working Cash - Stabilization Fund is presently $207.7 million, equalling 7 1/2% of the fiscal year 1997 General Fund appropriation, its maximum balance for fiscal 1997.

    An action against the State regarding the conditions in its penal institutions which has been reviewed by the Attorney General's office is reported to be the only significant case in which the State is the defendant and wherein the State's financial resources may be materially adversely affected.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of September 30, 1996, the Portfolio had net assets of $25,279,561. For the fiscal year ended September 30, 1996, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $55,976 (equivalent to 0.20% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $27,990. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $65,442 (equivalent to 0.22% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $36,759. For the fiscal year ended September 30, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $45,841 (equivalent to 0.19% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee and BMR was allocated a portion of expenses related to the operation of the Portfolio in the amount of $19,780. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal years ended September 30, 1996 and 1995 and for the period from the start of business, December 7, 1993, to the fiscal year ended September 30, 1994, $15,479, $14,260 and $19,179, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1997 and may be continued as described under "Service Plan" in Part I. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the period from October 1, 1995 to January 31, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $4,678 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commissions under that Plan to the Principal Underwriter aggregating $5,938. During the fiscal year ended September 30, 1996, there were no CDSCs imposed on early redeeming shareholders and paid to the Principal Underwriter. The sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $287,000 (which amount was equivalent to 23.7% of the Fund's net assets on such date). This charge will be extinguished at no expense to the Fund on January 31, 1997. During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $3,247, of which $2,911 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter. A portion of such fee was paid under the service fee provisions of the Distribution Plan and the balance was paid under the existing Plan.

PRINCIPAL UNDERWRITER
    The total sales charges for sales of shares of the Fund during the period from February 1, 1996 to September 30, 1996 was $424, which amount was paid to Authorized Firms. For the fiscal year ended September 30, 1996, the Fund made no payments to the Principal Underwriter for repurchase transactions.

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $4,552 on portfolio security transactions aggregating $40,485,462 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):


                                AGGREGATE     AGGREGATE    TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION    FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO    FUND COMPLEX
----                            ----------- -------------- ------------------
Donald R. Dwight .............     $0            $344(2)       $142,500(4)
Samuel L. Hayes, III .........      0             313(3)        153,750(5)
Norton H. Reamer .............      0             310           142,500
John L. Thorndike ............      0             317           147,500
Jack L. Treynor ..............      0             339           147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $135 of deferred compensation.
(3) Includes $104 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Cynthia J. Clemson (33) is a Vice President of the Portfolio. Ms. Clemson has served as a Vice President of the Portfolio since June 19, 1995. Ms. Clemson has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1985. Ms. Clemson is an officer of various investment companies managed by Eaton Vance or BMR.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from June 11, 1993 through September 30, 1996 and for the one-year period ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses.

                         VALUE OF A $1,000 INVESTMENT

                                                                            TOTAL RETURN EXCLUDING       TOTAL RETURN INCLUDING
                                                           VALUE OF          MAXIMUM SALES CHARGE         MAXIMUM SALES CHARGE
        INVESTMENT           INVESTMENT    AMOUNT OF      INVESTMENT    -----------------------------------------------------------
          PERIOD                DATE      INVESTMENT*     ON 9/30/96      CUMULATIVE     ANNUALIZED     CUMULATIVE     ANNUALIZED
-----------------------------------------------------------------------------------------------------------------------------------
Life of the Fund**            6/11/93       $962.11        $1,087.28        13.01%          3.76%          8.73%         2.56%
1 Year Ended
9/30/96**                     9/30/95       $962.50        $1,026.40         6.64%          6.64%          2.66%         2.66%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 * Initial investment less the maximum sales charge of 3.75%.
** If a portion of the Portfolio's and/or the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.02%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.02% would be 7.66%, assuming a combined federal and State tax rate of 34.45%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 58.0% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of such date, the following shareholders owned beneficially and of record the percentage of outstanding shares of the Fund indicated after their name: Merchants & Farmers Bank trustee for Jordan Funeral Home Trust, Kosciusko, MS (9.7%); Prudential Securities FBO Mrs. Grace P. Lee, Jackson, MS (5.0%) and Phyllis P. McGehee, Long Beach, MS (5.0%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Fund changed its name from EV Classic Mississippi Tax Free Fund to EV Classic Mississippi Municipals Fund on December 8, 1995 and to EV Traditional Mississippi Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Mississippi State income tax laws and tax rates applicable for 1997.

                                                                     A FEDERAL AND MISSISSIPPI STATE
SINGLE RETURN            JOINT RETURN    COMBINED                           TAX EXEMPT YIELD OF:
--------------------------------------  FEDERAL AND      4%       4.5%       5%       5.5%       6%       6.5%       7%
                                         MS STATE      -------------------------------------------------------------------
      (TAXABLE INCOME*)                TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
--------------------------------------------------------------------------------------------------------------------------
   Up to $ 24,650        Up to $ 41,200   19.25%       4.95%     5.57%     6.19%     6.81%     7.43%     8.05%     8.67%
$ 24,651-$ 59,750     $ 41,201-$ 99,600   31.60        5.85      6.58      7.31      8.04      8.77      9.50     10.23
$ 59,751-$124,650     $ 99,601-$151,750   34.45        6.10      6.86      7.63      8.39      9.15      9.92     10.68
$124,651-$271,050     $151,751-$271,050   39.20        6.58      7.40      8.22      9.05      9.87     10.69     11.51
    Over $271,050         Over $271,050   42.62        6.97      7.84      8.71      9.59     10.46     11.33     12.20


*Net amount subject to federal and Mississippi personal income tax after deductions and exemptions.

+The first combined tax bracket is calculated using the highest Mississippi tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax brackets assume that Mississippi taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets set forth above are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income. The assumed Mississippi State income tax rate is 5%.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Mississippi State income taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Mississippi personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Mississippi personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL NEW YORK MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the New York Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION
    The following information as to certain New York considerations is given to investors in view of the Portfolio's policy of concentrating its investments in New York issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The recession lasted longer in New York and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been below the national average primarily due to significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy is expected to continue to expand modestly during 1996. The unemployment rate for the State for 1995 was 6.3%, compared to the national unemployment rate of 5.6%. New York City's unemployment rate was 8.2% for 1995, down from 8.5% a year earlier.

    For fiscal year 1994-1995, the State's GAAP deficit grew by $1.43 billion from $1.88 billion to $3.31 billion. The deficit was largely due to a draw down of the prior year's cash balance of $1 billion to fund operating expenses. The State's accumulated deficit would have been $7.5 billiion if it was not for an LGAC issuance in 1995.

    The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

    On July 13, 1996, the State adopted its budget for the 1996-1997 fiscal year which began on April 1, 1996. Prior to the adoption of the 1996-1997 budget, legislation making interim appropriations for State personal service costs, various grants to local governments and certain other items for such fiscal year were enacted by the State. It is reasonable to expect press reports describing the details of such budget.


    During the past several years, the State has been forced to borrow on a seasonal basis due to cash flow timing problems. In June, 1990, the Local Government Assistance Corporation ("LGAC") was formed as a public benefit corporation for the purpose of issuing long term obligations designed to eliminate this need. The legislation which created the LGAC specified that the obligations will be amortized over no more than 30 years and put a $4.7 billion dollar cap, net of LGAC proceeds, on the seasonal borrowing program. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. This cap may be exceeded in cases where the Governor and the legislature have certified the need for additional borrowing and have devised a method for reducing it back to the cap no later than the fourth fiscal year after the limit is exceeded. If this cap were to be exceeded, it could result in action by the rating agencies which could adversely affect prices of bonds held by the Portfolio.


    In 1975, New York City encountered severe financial difficulties which impaired and continues to impair the borrowing ability of the City. For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles. Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City implemented various actions to close projected budget gaps of $3.3 billion, $2.3 billion and $3.1 billion for the 1994, 1995 and 1996 fiscal years, respectively. Such actions included, among others, tax increases, service and personnel reductions, productivity savings, debt refinancings, asset sales and cost savings related to employee benefits. For the 1997 fiscal year, the City previously projected a budget gap of $2.7 billion and has implemented and will implement various gap-closing actions to balance the 1997 fiscal year budget including, among others, substantial reductions in entitlement programs, service and personnel reductions, cost saving initiatives related to debt services and pension costs and the sale of certain City assets. The City currently projects budget gaps of $1.7 billion, $2.7 billion and $3.4 billion for its 1998, 1999 and 2000 fiscal years, respectively. The City's gap-closing plans for the 1998 through 2000 fiscal years include reductions in City agency expenditures, additional State and federal aid, asset sales and cost saving actions related to entitlement programs and procurement. There can be no assurance that additional gap-closing measures will not be required, the implementation of which could adversely affect the City's economic base, and there is no assurance that such measures will enable the City to achieve a balanced budget, as required by State law, for any of the 1997 through 2000 fiscal years. The fiscal health of New York City, which is the largest issuer of municipal bonds in the country and a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout the State. Bond values of the Municipal Assistance Corporation, the State of New York, the New York Local Government Assistance Corporation, the New York State Dormitory Authority -- City University, the New York City Municipal Water Finance Authority and The Metropolitan Transportation Authority would be particularly affected by serious financial difficulties encountered by New York City. The Portfolio could be expected to hold bonds issued by many, if not all of these issuers, at any given time.

    As of July 11, 1996, the City's general obligation bonds were rated "Baa1," "BBB" and "A-" by Moody's, S&P and Fitch, respectively. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A-to BBB+. On February 28, 1996, Fitch placed the City's general obligation bonds on Fitch Alert with negative implications. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on obligations held by the Portfolio. Ratings for the State are Moody's "A," S&P "A-" and Fitch "A+".

    The State's economic and fiscal viability are mutually and intricately tied to those of its authorities and localities, which make up the major portion of State bond issuance. Any serious financial difficulties encountered by these entities, including their inability to access capital markets, would have a significant, adverse effect upon the value of bonds issued elsewhere within the State and thus upon the value of the interests in the Portfolio. State plans to reduce aid to local cities and towns may have a negative impact on municipal finances and ratings throughout the State. Such ratings changes could erode the value of their bonds and/or lead to defaults.


    The State either guarantees or supports lease-purchase agreements or contractual obligations, financing arrangements or through moral obligation provisions, a large amount of Authority indebtedness. While debt service is normally paid out of revenues generated by the projects of the Authorities, the State has, from time to time, had to appropriate amounts to enable the Authorities to meet their financial obligations and, in some cases, to prevent default. Certain authorities continue to show financial weakness due to the economy.


                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of September 30, 1996, the Portfolio had net assets of $604,529,520. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $2,932,032 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $3,031,508 (equivalent to 0.47% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $3,073,565 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator receives no compensation for providing administrative services to the Fund. For the fiscal years ended September 30, 1996 and 1995 and for the period from the start of business, April 15, 1994, to the fiscal year ended September 30, 1994, $25,729, $20,316 and $5,466, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1997 and may be continued as described under "Service Plan" in Part I. During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $4,127, of which $3,819 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    The total sales charges for sale of shares of the Fund for the fiscal years ended September 30, 1996 and 1995 were $77,234 and $115,728, respectively, which amounts were received by Authorized Firms. For the period from the start of business, April 15, 1994, to the fiscal year ended September 30, 1994 total sales charges for sale of shares of the Fund were $46,724, of which $46,487 was received by Authorized Firms and the balance of which was received by the Principal Underwriter.

    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $87.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $94,192 on portfolio security transactions aggregating $703,948,362 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                                      AGGREGATE               AGGREGATE             TOTAL COMPENSATION
                                                     COMPENSATION            COMPENSATION             FROM TRUST AND
NAME                                                  FROM FUND             FROM PORTFOLIO             FUND COMPLEX
----                                                  ---------             --------------          ------------------
Donald R. Dwight ..............................          $53                    $4,155(2)                $142,500(4)
Samuel L. Hayes, III ..........................           47                     4,103(3)                 153,750(5)
Norton H. Reamer ..............................           47                     4,018                    142,500
John L. Thorndike .............................           48                     4,173                    147,500
Jack L. Treynor ...............................           51                     4,301                    147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,635 of deferred compensation.
(3) Includes $1,361 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Nicole Anderes (35) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994).

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from August 30, 1990 through September 30, 1996 and for the five- and one-year periods ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on April 15, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses.

                         VALUE OF A $1,000 INVESTMENT

                                                                        TOTAL RETURN EXCLUDING          TOTAL RETURN INCLUDING
                                     VALUE OF         VALUE OF           MAXIMUM SALES CHARGE            MAXIMUM SALES CHARGE
    INVESTMENT       INVESTMENT       INITIAL        INVESTMENT     ------------------------------  ----------------------------
      PERIOD            DATE        INVESTMENT*      ON 9/30/96       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
    ----------       ----------     -----------      ----------       ----------      ----------      ----------      ----------
Life of
the Fund               8/30/90        $962.59        $1,556.94          61.73%           8.22%          55.69%          7.54%
5 Years
Ended
9/30/96                9/30/91        $962.38        $1,353.55          40.65%           7.06%          35.36%          6.24%
1 Year
Ended
9/30/96**              9/30/95        $962.50        $1,026.94           6.69%           6.69%           2.65%          2.65%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 *Initial investment less the maximum sales charge of 3.75%.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.03%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.03% would be 8.24%, assuming a combined federal and State tax rate of 38.99%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL, was the record owner of approximately 5.8% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date the following shareholder owned of record the percentage of outstanding shares of the Fund indicated after his name: Olindo Genetelli, Flushing, NY 11370-1933 (5.6%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Fund changed its name from EV Traditional New York Tax Free Fund to EV Traditional New York Municipals Fund on December 8, 1995.

                         TAX EQUIVALENT YIELD TABLES
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State and New York City income tax laws in effect for 1997.

                                                  COMBINED      A FEDERAL, NEW YORK STATE AND NEW YORK CITY TAX EXEMPT YIELD OF:
      SINGLE RETURN           JOINT RETURN        FEDERAL,                                        NY STATE
-----------------------------------------------  AND NY CITY  ---------------------------------------------------------------------
               (TAXABLE INCOME*)                TAX BRACKET+       4%       4.5%       5%       5.5%       6%       6.5%      7%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
           Up to $ 24,650        Up to $ 41,200    24.55%        5.30%     5.96%     6.63%     7.29%     7.95%     8.62%     9.28%
      $ 24,651 - $ 59,750   $ 41,201 - $ 99,600    36.14         6.26      7.05      7.83      8.61      9.40     10.18     10.96
      $ 59,751 - $124,650   $ 99,601 - $151,750    38.80         6.54      7.35      8.17      8.99      9.80     10.62     11.44
      $124,651 - $271,050   $151,751 - $271,050    43.24         7.05      7.93      8.81      9.69     10.57     11.45     12.33
            Over $271,050         Over $271,050    46.43         7.47      8.40      9.33     10.27     11.20     12.13     13.07

*Net amount subject to federal, New York State and New York City personal income tax (including New York City personal income tax surcharges) after deductions and exemptions.
+The first combined tax bracket is calculated using the highest State rate
 (6.85%) and the highest City rate (including surcharges) within the bracket. Taxpayers with taxable income below the highest dollar amount in the first bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The applicable State and City rates are at their maximum (6.85% and 4.457%, respectively) throughout all other brackets. The applicable federal tax rates within each of these combined tax brackets are 15%, 28%, 31%, 36%, and 39.6% over the same ranges of income.

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and New York State income tax laws in effect for 1997.

                                                  COMBINED
      SINGLE RETURN           JOINT RETURN      FEDERAL AND             A FEDERAL AND NEW YORK STATE TAX EXEMPT YIELD OF:
-----------------------------------------------   NY STATE    ---------------------------------------------------------------------
               (TAXABLE INCOME*)                TAX BRACKET+       4%       4.5%       5%       5.5%       6%       6.5%      7%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
           Up to $ 24,650        Up to $ 41,200    20.82%        5.05%     5.68%     6.31%     6.95%     7.58%     8.21%     8.84%
      $ 24,651 - $ 59,750   $ 41,201 - $ 99,600    32.93         5.96      6.71      7.46      8.20      8.95      9.69     10.44
      $ 59,751 - $124,650   $ 99,601 - $151,750    35.73         6.22      7.00      7.78      8.56      9.34     10.11     10.89
      $124,651 - $271,050   $151,751 - $271,050    40.38         6.71      7.55      8.39      9.23     10.06     10.90     11.74
            Over $271,050         Over $271,050    43.74         7.11      8.00      8.89      9.78     10.66     11.55     12.44

*Net amount subject to federal and New York State and personal income tax after deductions and exemptions.
+The first combined tax bracket is calculated using the highest New York State rate (6.85%) within the bracket. Taxpayers with taxable income below the highest dollar amount in the first bracket may have a lower combined tax bracket and taxable equivalent yield than indicated above. The applicable State rate is the maximum rate, 6.85%, throughout all other brackets. The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36%, and 39.6% over the same ranges of income.

Note: Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and New York State and New York City personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for New York State and New York City personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.


The above-indicated combined federal and New York State/City income brackets assume State and City taxes are itemized deductions and do not take into account the effect of a reduction in the deductibility of itemized deductions (including New York State and City Income Taxes) for taxpayers with adjusted gross income in excess of $121,200, nor do they reflect phaseout of personal exemptions for single and joint filers with adjusted gross income in excess of $121,200 and $181,800, respectively. The effective combined tax brackets and equivalent taxable yields of taxpayers who do not itemize or who are subject to such limitations will be higher than those indicated above. In addition, investors who do not itemize deductions on their federal income tax returns will have higher combined brackets and equivalent taxable yields than indicated above.


The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL OHIO MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Ohio State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Ohio Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION
    The following information as to certain Ohio considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Ohio issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Ohio issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State is effectively prohibited by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order State agencies to operate within the State's means. The State carries out most of its operations through the General Revenue Fund ("GRF") which receives general State revenues not otherwise dedicated. GRF revenues are derived mainly from personal income and sales taxes and corporate franchise taxes. State GRF figures generally show a pattern related to national economic conditions, evident in growth and depletion of its GRF ending fund balances, with the June 30 (end of fiscal year) GRF fund balance reduced during less favorable national economic periods and increased during more favorable economic periods.


    The general appropriations act for the 1994-95 biennium was signed by the Governor on July 1, 1993. This act appropriated $30.7 billion for GRF purposes. Appropriations for the first fiscal year of the biennium were approximately 9.2% above those for fiscal year 1993 while those for the second year were approximately 6.6% higher than those for fiscal year 1994. These additional appropriations were mainly for increased costs in most State financed programs such as education, Medicaid, mental health and corrections. During the 1992-1993 biennium, the national economic downturn required a $200 million transfer from the Budget Stabilization Fund ("BSF") to the GRF (the BSF has been replenished, and has a current balance of over $828 million). As fiscal year 1992 progressed, reduced tax collections led to a revenue shortfall. This, in combination with additional expenditures produced a projected budget deficit. The State addressed this deficit through a combination of budget cuts, tax payment accelerations and a depletion of the BSF. A projected fiscal year 1993 gap of $520 million was covered through a combination of tax increases and a reduction in appropriations. The fiscal year 1994 budget was balanced. The 1996-97 biennial budget calls for GRF expenditures to increase 9.1% over the 1995-96 biennium.

    Local school districts in Ohio receive a major portion of their operating monies from State subsidies, but are dependent upon local taxes for significant portions of their budgets. School districts may submit for voter approval income taxes on the district income of individuals and estates. To date, this income tax has been approved in 120 of the State's 600+ local school districts. A small number of local school districts have in any year required emergency loan approval from the State in order to avoid year-end deficits. Forty-four school districts borrowed $68.6 million in fiscal year 1992 and 27 districts borrowed $94.5 million in 1993, including Cleveland which borrowed $75 million. Twenty-eight districts borrowed $41.1 million in fiscal year 1994 and twenty-nine borrowed $71.1 million in fiscal year 1995. Schools were affected by budget-balancing expenditure reductions discussed above.

    Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. At this time, it is not possible to determine either the outcome or the financial burden which an unfavorable decision would have on either the State's or the local school districts' financial health.

    Resolutions have been introduced in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt that would authorize, among other things, the issuance of State general obligation debt for a variety of purposes and without additional vote of the people to the extent that debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures. It cannot be predicted whether the proposed amendment will in fact be submitted, or, if submitted, approved by the electors.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of September 30, 1996, the Portfolio had net assets of $292,670,816. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $1,404,951 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,463,895 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,454,208 (equivalent to 0.45% of the Portfolio's average daily net assets for such year). The Portfolio's Investment Advisory Agreement with BMR is dated October 13, 1992 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator receives no compensation for providing administrative services to the Fund. For the fiscal years ended September 30, 1996 and 1995 and for the period from the start of business, December 7, 1993, to the fiscal year ended September 30, 1994, $19,500, $20,605 and $20,643, respectively, of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    The Service Plan remains in effect until April 28, 1997 and may be continued as described under "Service Plan" in Part I. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the period from October 1, 1995 to January 31, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $4,739 under that Plan on sales of fund shares. During the same period, the Fund paid sales commissions under that Plan to the Principal Underwriter aggregating $5,747. During the fiscal year ended September 30, 1996, CDSCs aggregating approximately $350 were imposed on early redeeming shareholders and paid to the Principal Underwriter. The CDSCs and sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $251,000 (which amount was equivalent to 12.8% of the Fund's net assets on such date). This charge will be extinguished at no expense to the Fund on January 31, 1997. During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $4,183, of which $3,909 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter. A portion of such fee was paid under the service fee provisions of the Distribution Plan and the balance was paid under the existing Plan.

PRINCIPAL UNDERWRITER
    The total sales charges for sales of shares of the Fund during the period from February 1, 1996 to September 30, 1996 was $4,450, which amount was paid to Authorized Firms. For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $87.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal years ended September 30, 1996, 1995, and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                                         AGGREGATE               AGGREGATE             TOTAL COMPENSATION
                                                        COMPENSATION            COMPENSATION             FROM TRUST AND
NAME                                                     FROM FUND             FROM PORTFOLIO             FUND COMPLEX
----                                                    ------------           --------------          ------------------
Donald R. Dwight .................................           $0                    $3,224(2)                $142,500(4)
Samuel L. Hayes, III .............................            0                     3,257(3)                 153,750(5)
Norton H. Reamer .................................            0                     3,181                    142,500
John L. Thorndike ................................            0                     3,313                    147,500
Jack L. Treynor                                               0                     3,380                    147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $1,266 of deferred compensation.
(3) Includes $1,111 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from April 18, 1991 through September 30, 1996 and for the five- and one-year periods ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses.

                         VALUE OF A $1,000 INVESTMENT

                                                                     TOTAL RETURN EXCLUDING      TOTAL RETURN INCLUDING
                                                       VALUE OF       MAXIMUM SALES CHARGE        MAXIMUM SALES CHARGE
        INVESTMENT         INVESTMENT    AMOUNT OF    INVESTMENT  --------------------------------------------------------
          PERIOD              DATE      INVESTMENT*   ON 9/30/96    CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
        ----------         ----------   -----------   ----------  --------------------------------------------------------
Life of the Fund**           4/18/91      $962.67      $1,375.75      42.91%         6.76%        37.58%         6.02%
5 Years Ended
9/30/96**                    9/30/91      $962.09      $1,311.02      36.26%         6.38%        31.10%         5.56%
1 Year Ended
  9/30/96**                  9/30/95      $962.50      $1,021.46       6.12%         6.12%         2.18%         2.18%


Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


------------
 *Initial investment less the maximum sales charge of 3.75%.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.20%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.20% would be 8.09%, assuming a combined federal and State tax rate of 35.76%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 35.1% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date, the following shareholders owned of record the percentages of outstanding shares indicated after their names: Wheat First FBO A/C 3041-5225, Ellis Brothers Inc., Mt. Vernon, OH 43050 (10.1%); Paine Webber FBO Mary Alice Wilson, Lucasville, OH 45648-9806 (8.0%) and NFSC FEBO # BMA-162957, Edna M. Terry, Lois Miller POA, Punta Gorda, FL (5.2%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                                    TAXES
    In the opinion of special tax counsel to the Fund, Squire, Sanders & Dempsey, under Ohio law, provided that the Fund continues to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions (a fund satisfying such requirements being referred to herein as an "Ohio fund"), (i) dividends paid by the Fund will be exempt from the Ohio personal income tax and any municipal or school district income taxes in Ohio to the extent such dividends are properly attributable to interest on Ohio Obligations, and (2) distributions of "capital gain dividends," as defined in the Internal Revenue Code, which are properly attributable to the Fund's capital gains on the sale or other disposition of Ohio Obligations, will not be subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. Other distributions from the Fund will generally not be exempt from the Ohio personal income tax or municipal or school district income taxes in Ohio.

    Provided the Fund qualifies as an Ohio fund, (1) distributions from the Fund will be excluded from the net income base of the Ohio corporation franchise tax to the extent that such distributions are excludable from gross income for Federal income tax purposes or are properly attributable to interest on Ohio Obligations, and (2) distributions which are derived from the Fund's capital gains on the sale or other disposition of Ohio Obligations, also will be excluded from the net income base of the Ohio corporation franchise tax. However, shares of the Fund will not be excluded from the tax base for purposes of computing such tax on the net worth basis.

    Distributions by the Fund properly attributable to interest on obligations of the United States or the governments of Puerto Rico, the Virgin Islands or Guam or their authorities or municipalities are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporate franchise tax to the same extent that such interest would be so exempt or excluded if the obligations were held directly by the shareholders.


                              OTHER INFORMATION
    The Fund changed its name from EV Classic Ohio Tax Free Fund to EV Classic Ohio Municipals Fund on December 8, 1995 and to EV Traditional Ohio Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Ohio State income tax laws and tax rates applicable for 1997.

                                                  COMBINED
      SINGLE RETURN            JOINT RETURN     FEDERAL AND              A FEDERAL AND OHIO STATE TAX EXEMPT YIELD OF:
------------------------------------------------ OHIO STATE  ----------------------------------------------------------------------
               (TAXABLE INCOME*)                TAX BRACKET+      4%       4.5%       5%       5.5%       6%       6.5%       7%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
            Up to $ 24,650        Up to $ 41,200   19.42%       4.96%     5.58%     6.21%     6.83%     7.45%     8.07%     8.69%
       $ 24,651 - $ 59,750   $ 41,201 - $ 99,600   32.28        5.91      6.64      7.38      8.12      8.86      9.60     10.34
       $ 59,751 - $124,650   $ 99,601 - $151,750   35.76        6.23      7.01      7.78      8.56      9.34     10.12     10.90
       $124,651 - $271,050   $151,751 - $271,050   40.80        6.76      7.60      8.45      9.29     10.14     10.98     11.82
             Over $271,050         Over $271,050   44.13        7.16      8.05      8.95      9.84     10.74     11.63     12.53


*Net amount subject to federal and Ohio personal income tax after deductions and exemptions.

+The combined tax brackets are calculated using the highest Ohio State rate within the bracket. The combined tax brackets assume that Ohio taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within each of these combined brackets are 15%, 28%, 31%, 36% and 39.6% over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Ohio State income taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Ohio personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Ohio personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and Rhode Island State personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the Rhode Island Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION
    The following information as to certain Rhode Island considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Rhode Island issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Rhode Island issuers. Neither the Trust nor the Portfolio has independently verified this information.

    The economic slowdown beginning in 1989 resulted in significant State budget constraints. Declining State revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. State law requires that the State end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. In response to this legal mandate and overall budgetary pressures, the State has undertaken a variety of strong financial management controls and initiatives, including reducing expenditures, improving revenue estimating procedures and increasing taxes.


    Strong budget discipline in fiscal year 1995, led to a General Fund balance of over $50 million, including reserves. Primary General Fund revenue sources include individual income, sales and use taxes, and corporate income taxes. Recently, revenue growth has improved, even with a weak economic recovery. Early in the 1995-96 budget year, an estimated $62 million fiscal gap emerged. Of that, $36.3 million was attributable to revenue shortfalls. In October of 1995, the Governor began implementing reduction measures. Subsequently a modest surplus was reached for fiscal year end 1996.

    The collapse of Rhode Island Share and Indemnity Corporation, a private insurer ("RISDIC"), at the end of December 1990 precipitated the closure on January 1, 1991 of financial institutions with total deposit liabilities of approximately $1.7 billion. The resulting banking crisis presented risks of short-term dislocation in many parts of the State which the State sought to address through the creation of the Rhode Island Depositors Economic Protection Corporation ("DEPCO"). Through DEPCO, the State's efforts to address the crisis were directed at minimizing the larger economic risks as well as alleviating the social costs from the potential loss of personal savings for many individual depositors. By the end of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to the affected depositors through the reopening, sale or liquidation of the closed institutions. Over the next 20 years, DEPCO is also obligated to pay former depositors approximately $54 million. The necessary steps to resolve the crisis, including the property management and disposition programs to be conducted by DEPCO in its efforts to meet the cash requirements for depositor repayments, are under way. DEPCO has incurred approximately $494.2 million in outstanding debt. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds.


    The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to A1 by Moody's Investors Services, Inc. and AA- "with a stable outlook" from Standard & Poor's Ratings Group.

    Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. As provided in the State Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Legislation enacted in 1985 limits tax levy or rate increases by municipalities to an increase no greater than 5 1/2% over the previous year. However tax levy or rate increases of greater than 5 1/2% are permitted in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5 1/2%. This limitation may also be exceeded in the event of loss of non-property tax revenue, or when an emergency situation arises and is certified by the State Auditor General. In addition, State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.


    The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. The general school aid program, which amounted to $268.7 million in 1990 and $295.2 million in 1991, reimburses communities on the basis of the relationship between the number of students and the property wealth of the community and its personal income. Communities are guaranteed a minimum reimbursement of 15 percent of eligible expenditures of the second prior year for fiscal year 1993 and 9 percent thereafter. The fiscal 1993 budget modified formulas related to the disbursement of funds under the major education aid programs. Under the modifications, greater aid would be distributed to those communities with less property wealth. The Governor's fiscal year 1994 budget proposal would further modify the allocation formula with the result that 21 communities would receive less State assistance in fiscal year 1994 than they were allocated in fiscal year 1993. In addition to school aid, the State provides a general revenue sharing program for local governments which is intended for direct property tax relief and incorporates a distribution formula based upon relative population, tax effort and personal income of each municipality. In addition, the State provides municipal aid programs which include reimbursement to local governments for their cost of carrying out certain State mandates. For fiscal year 1992, $6.0 million was appropriated. No funds were appropriated for fiscal year 1993. However, the 1991 General Assembly passed legislation that provides that commencing in the fiscal year 1994, municipalities will receive 1% of total State tax revenues. The formula for the 1995 education aid budget established a Poverty Weight Fund (PWF). Of the $414.7 million budgeted for educational aid, $46.1 million was distributed through the PWF. The Governor's recommended budget for fiscal year 1996 increases school aid by $22.9 million (5.3%), including $20.7 million in operations aid, which will be distributed through the PWF.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of September 30, 1996, the Portfolio had net assets of $42,167,179. For the fiscal year ended September 30, 1996, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $108,803 (equivalent to 0.25% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $53,561. For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $100,476 (equivalent to 0.25% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $50,721. For the fiscal year ended September 30, 1994, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $63,773 (equivalent to 0.21% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator receives no compensation for providing administrative services to the Fund. For fiscal years ended September 30, 1996 and 1995 and for the period from the start of business, December 7, 1993, to the fiscal year ended September 30, 1994, $17,127, $20,429 and $18,025, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1997 and may be continued as described under "Service Plan" in Part I. Prior to November 29, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $16,229 on sales of Fund shares. During the same period, the Fund paid sales commissions under the Plan to the Principal Underwriter aggregating $19,299. Such payments reduced Uncovered Distribution Charges. During the fiscal year ended September 30, 1996, CDSCs aggregating approximately $300 were imposed on early redeeming shareholders and paid to the Principal Underwriter. The CDSCs and sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $362,000 (which amount was equivalent to 14.8% of the Fund's net assets on such date). This charge will be extinguished at no expense to the Fund on November 29, 1997. During the fiscal year ended September 30, 1996, the Fund paid service fee payments under the Plan aggregating $5,146, of which $4,341 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $62.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $8,186 on portfolio security transactions aggregating $63,027,171 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                                      AGGREGATE               AGGREGATE             TOTAL COMPENSATION
                                                     COMPENSATION            COMPENSATION             FROM TRUST AND
NAME                                                  FROM FUND             FROM PORTFOLIO             FUND COMPLEX
----                                                 ------------           --------------          ------------------
Donald R. Dwight ..............................           $0                     $446(2)                 $142,500(4)
Samuel L. Hayes, III ..........................            0                      313(3)                  153,750(5)
Norton H. Reamer ..............................            0                      310                     142,500
John L. Thorndike .............................            0                      317                     147,500
Jack L. Treynor                                            0                      339                     147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $135 of deferred compensation.
(3) Includes $104 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Nicole Anderes (35) has served as a Vice President of the Portfolio since June 19, 1995. Ms. Anderes has been a Vice President of BMR and Eaton Vance since 1994, and is an officer of various investment companies managed by Eaton Vance or BMR. Prior to joining Eaton Vance, Ms. Anderes was Vice President and portfolio manager, Lazard Freres Asset Management (1992-1994) and Vice President and Manager -- Municipal Research, Roosevelt & Cross (1978-1992).

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from June 11, 1993 through September 30, 1996 and for the one-year period ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on December 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses. The performance reflects the Fund's sales charge effective November 29, 1996.

                         VALUE OF A $1,000 INVESTMENT

                                                                         TOTAL RETURN EXCLUDING         TOTAL RETURN INCLUDING
                                                      VALUE OF            MAXIMUM SALES CHARGE           MAXIMUM SALES CHARGE
     INVESTMENT       INVESTMENT     AMOUNT OF       INVESTMENT     ---------------------------------------------------------------
       PERIOD            DATE       INVESTMENT*      ON 9/30/96        CUMULATIVE      ANNUALIZED      CUMULATIVE     ANNUALIZED
-----------------------------------------------------------------------------------------------------------------------------------
Life of
the Fund**              6/11/93       $962.14         $1,077.91          12.03%          3.49%           7.79%           2.29%
1 Year
Ended
9/30/96**               9/30/95       $962.38         $1,019.66          5.95%           5.95%           1.97%           1.97%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 * Initial investment less the maximum sales charge of 3.75%. This sales charge is effective November 29, 1996. Fund shares purchased prior thereto and redeemed within one year of purchase are subject to a CDSC of 1%.
 **If a portion of the Fund's and/or Portfolio's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 4.65%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 4.65% would be 7.37%, assuming a combined federal and State tax rate of 36.88%. If a portion of the Portfolio's and the Fund's expenses had not been allocated to the Investment Adviser and the Administrator, respectively, the Fund would have had a lower yield. The yield reflects the Fund's sales charge effective November 29, 1996.


    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 63.2% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date, the following shareholder owned of record the percentage of outstanding shares indicated after her name: Aline H. Hoelzel, Wakefield, RI (5.3%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Fund changed its name from EV Classic Rhode Island Tax Free Fund to EV Classic Rhode Island Municipals Fund on December 8, 1995 and to EV Traditional Rhode Island Municipals Fund on November 29, 1996.

                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Rhode Island State income tax laws and tax rates applicable for 1997.

                                                                             A FEDERAL AND RHODE ISLAND STATE
                                                  COMBINED                            TAX EXEMPT YIELD OF:
      SINGLE RETURN            JOINT RETURN      FEDERAL AND     4%       4.5%       5%       5.5%       6%       6.5%       7%
------------------------------------------------  RI STATE    ----------------------------------------------------------------------
               (TAXABLE INCOME*)                TAX BRACKET+               IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-----------------------------------------------------------------------------------------------------------------------------------
            Up to $ 24,650        Up to $ 41,200   18.51%       4.91%     5.52%     6.14%     6.75%     7.36%     7.98%     8.59%
       $ 24,651 - $ 59,750   $ 41,201 - $ 99,600   33.54        6.02      6.77      7.52      8.28      9.03      9.78     10.53
       $ 59,751 - $124,650   $ 99,601 - $151,750   36.88        6.34      7.13      7.92      8.71      9.51     10.30     11.09
       $124,651 - $271,050   $151,751 - $271,050   42.34        6.94      7.80      8.67      9.54     10.41     11.27     12.14
             Over $271,050         Over $271,050   46.18        7.43      8.36      9.29     10.22     11.15     12.08     13.01


 *Net amount subject to federal and Rhode Island personal income tax after deductions and exemptions.

 +The combined tax rates assume a Rhode Island rate of 27.5% of federal income tax liability and that Rhode Island taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Rhode Island State income taxes) for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Rhode Island personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Rhode Island personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND. The investment objective of the Fund is to provide current income exempt from regular federal income tax and West Virginia state personal income taxes. The Fund currently seeks to achieve its investment objective by investing its assets in the West Virginia Municipals Portfolio (the "Portfolio").

                            RISKS OF CONCENTRATION
    The following information as to certain West Virginia considerations is given to investors in view of the Portfolio's policy of concentrating its investments in West Virginia issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of West Virginia issuers. Neither the Trust nor the Portfolio has independently verified this information.


    The economy of the State is based primarily on manufacturing, mining and tourism. New growth has occurred in home construction, retail trade and the service sectors. Major manufacturing sectors include chemicals and primary metals. The State is the second leading coal producing state and the leading coal exporting state in the nation. The State is also one of the leading oil and gas producing states east of the Mississippi. Technological advancements have reduced the size of employment in the coal industry. The majority of the job creation in the State has occurred in the service sector. The State has taken steps to foster growth in this sector as well as other non-resource related industries.

    Based on a 1990 task force report indicating potential fiscal problems for the State, the State took a number of actions designed to eliminate the projected deficit, including revenue enhancement measures, such as changes to the Consumer Sales and Service tax, and reductions in State spending. The 1994 General Revenue Fund balance was $135 million. The State deposited 50% into an emergency reserve fund, to guard against out-year shortfalls. The General Fund 1995 balance was $63.7 million, or 2.8% of appropriations.

    The Business and Occupation Tax, the Personal Income Tax, the Consumer Sales and Service Tax, the Minerals Severance Tax, the Corporate Net Income Tax and the Business Franchise Tax together provided over 80% of the revenue for the General Revenue Fund in the fiscal year ended June 30, 1995. The amounts collected pursuant to the business registration, cigarette, insurance, telecommunications, inheritance, other taxes, liquor profits and racing fees constitute the remainder of the General Revenue Fund.


    The federal programs administered in West Virginia are a substantial part of the operation of State government. Historically, federal grants have either been part of an ongoing program, limited to a specific project or structured to institute immediate state action. In all cases, they become due either temporarily or permanently and are a significant feature of State services and the budget process.


                              FEES AND EXPENSES
INVESTMENT ADVISER
    As at September 30, 1996, the Portfolio had net assets of $39,500,791. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $95,361 (equivalent to 0.24% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, absent a fee reduction, the Portfolio would have paid BMR advisory fees of $98,033 (equivalent to 0.24% of the Portfolio's average daily net assets for such year). To enhance the net income of the Portfolio, BMR made a reduction of its advisory fee in the amount of $32,526. For the fiscal year ended September 30, 1994, BMR would have earned, absent a fee reduction, advisory fees of $82,158 (equivalent to 0.23% of the Portfolio's average daily net assets for such period). To enhance the net income of the Portfolio, BMR made a reduction of the full amount of its advisory fee. The Portfolio's Investment Advisory Agreement with BMR is dated June 7, 1993 and may be continued as described under "Investment Adviser and Administrator" in Part I.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I, the Administrator currently receives no compensation for providing administrative services to the Fund. For the fiscal years ended September 30, 1996 and 1995 and for the period from the start of business, December 13, 1993, to the fiscal year ended September 30, 1994, $15,088, $16,838 and $17,812, respectively, of the Fund's operating expenses were allocated to the Administrator.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described under "Service Plan" in Part I. Prior to February 1, 1996, the Fund made sales commission, distribution fee and service fee payments pursuant to a Distribution Plan. During the period from October 1, 1995 to January 31, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $2,488 under that Plan on sales of Fund shares. During the same period, the Fund paid sales commissions under that Plan to the Principal Underwriter aggregating $2,622. During the fiscal year ended September 30, 1996, there were no CDSCs imposed on early redeeming shareholders and paid to the Principal Underwriter. The sales commissions paid to the Principal Underwriter reduced Uncovered Distribution Charges. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Distribution Plan amounted to approximately $169,000 (which amount was equivalent to 10.6% of the Fund's net assets on such date). This charge will be extinguished at no expense to the Fund on January 31, 1997. During the fiscal year ended September 30, 1996, the Fund paid or accrued service fees under the Plan aggregating $2,289, of which $2,253 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter. A portion of such fee was paid under the service fee provisions of the Distribution Plan and the balance was paid under the existing Plan.

PRINCIPAL UNDERWRITER
    The total sales charges for sales of shares of the Fund during the period from February 1, 1996 to September 30, 1996 was $24,754, which amount was paid to Authorized Firms. For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $590.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

BROKERAGE
    For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $10,423 on portfolio security transactions aggregating $75,888,648 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex(1):

                                AGGREGATE     AGGREGATE    TOTAL COMPENSATION
                               COMPENSATION  COMPENSATION    FROM TRUST AND
NAME                            FROM FUND   FROM PORTFOLIO    FUND COMPLEX
----                           ------------ -------------- ------------------
Donald R. Dwight .............      $0           $344(2)       $142,500(4)
Samuel L. Hayes, III .........       0            313(3)        153,750(5)
Norton H. Reamer .............       0            310           142,500
John L. Thorndike ............       0            317           147,500
Jack L. Treynor ..............       0            339           147,500

----------
(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $135 of deferred compensation.
(3) Includes $104 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.

                        ADDITIONAL OFFICER INFORMATION
    In addition to the officers of the Portfolio listed under "Officers of the Trust and the Portfolio" in Part I, Timothy T. Browse (37) has served as a Vice President of the Portfolio since it commenced operations. Mr. Browse has been a Vice President of BMR and Eaton Vance since 1993 and an employee of Eaton Vance since 1992. Mr. Browse is an officer of various investment companies managed by Eaton Vance or BMR.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from June 11, 1993 through September 30, 1996 and for the one-year period ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on December 13, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses.

                         VALUE OF A $1,000 INVESTMENT

                                                                             TOTAL RETURN EXCLUDING       TOTAL RETURN INCLUDING
                                                                              MAXIMUM SALES CHARGE         MAXIMUM SALES CHARGE
        INVESTMENT          INVESTMENT     AMOUNT OF        VALUE ON     ----------------------------------------------------------
          PERIOD               DATE       INVESTMENT*       9/30/96        CUMULATIVE     ANNUALIZED     CUMULATIVE    ANNUALIZED
-----------------------------------------------------------------------------------------------------------------------------------
Life of the Fund**            6/11/93       $962.13        $1,085.29         12.79%          3.70%         8.53%         2.50%
1 Year Ended
9/30/96**                     9/30/95       $962.50        $1,024.56          6.45%          6.45%         2.50%         2.50%


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.


----------
 *Initial investment less the maximum sales charge of 3.75%.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.10%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.10% would be 7.91%, assuming a combined federal and State tax rate of 35.49%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

    See the Tax Equivalent Yield Table in this Part II for information concerning applicable tax rate and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 9.2% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date, the following shareholders owned beneficially and of record the percentages of outstanding shares of the Fund indicated after their names: Fred G. Warner, Jr. and Doris
S. Warner Jt. Ten, Old Field, WV (6.5%); Joseph M. Sanders, Jr., Bluefield, WV (6.4%); Dean Witter FBO Richard A. Fliess, Daniels, WV (6.3%); Dean Witter FBO Lessie P. Donnelly Brown, Oakhill, WV (6.3%); Wheat First FBO John A. Singleton, Charleston, WV (6.3%); Prudential Securities Inc. FBO Faye A. Stennett, Charleston, WV (5.9%) and Smith Barney Inc. 00119312392, New York, NY (5.5%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              OTHER INFORMATION
    The Fund changed its name from EV Classic West Virginia Tax Free Fund to EV Classic West Virginia Municipals Fund on December 8, 1995 and to EV Traditional West Virginia Municipals Fund on February 1, 1996.

                          TAX EQUIVALENT YIELD TABLE
    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and West Virginia state income tax laws and tax rates applicable for 1997.

                                                                                A FEDERAL AND WEST VIRGINIA STATE
                                                  COMBINED                            TAX EXEMPT YIELD OF:
            SINGLE RETURN       JOINT RETURN     FEDERAL AND       4%      4.5%       5%       5.5%       6%       6.5%      7%
            -------------       ------------       WV STATE   ---------------------------------------------------------------------
               (TAXABLE INCOME*)                 TAX BRACKET+              IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-----------------------------------------------------------------------------------------------------------------------------------
           Up to $ 24,650        Up to $ 41,200    12.10%        5.01%     5.63%     6.12%     6.88%     7.51%     8.14%     8.76%
      $ 24,651 - $ 59,750   $ 41,201 - $ 99,600    32.68         5.94      6.68      7.43      8.17      8.91      9.66     10.40
      $ 59,751 - $124,650   $ 99,601 - $151,750    35.49         6.20      6.98      7.75      8.53      9.30     10.08     10.85
      $124,651 - $271,050   $151,751 - $271,050    40.16         6.68      7.52      8.36      9.19     10.03     10.86     11.70
          Over   $271,050       Over   $271,050    43.53         7.08      7.97      8.85      9.74     10.62     11.51     12.40


 *Net amount subject to federal and West Virginia personal income tax after deductions and exemptions.

 +The combined tax rate for the two lowest federal income tax brackets are calculated using the highest West Virginia tax rate within the bracket. Taxpayers with taxable income within this bracket may have a lower combined bracket and taxable equivalent yield than indicated above. The combined tax rates assume that West Virginia taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The state rate is at its maximum (6.5%) throughout all other brackets. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36%, and 39.6%, over the same ranges of income.


Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including West Virginia state income taxes) for taxpayers with Adjusted Gross Income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $121,200 and joint filers with Adjusted Gross Income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and West Virginia personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for West Virginia personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax and the West Virginia personal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax and the West Virginia minimum tax. The illustrations assume that the federal alternative minimum tax and the West Virginia minimum tax are not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult with their tax adviser for additional information.

                                                               [Logo]
                                                               EATON VANCE
                                                               =================
                                                                    Mutual Funds
EV TRADITIONAL

MUNICIPAL

FUNDS


STATEMENT OF ADDITIONAL

INFORMATION


FEBRUARY 1, 1997



EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

EV TRADITIONAL FLORIDA MUNICIPALS FUND

EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND

EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND

EV TRADITIONAL NEW YORK MUNICIPALS FUND

EV TRADITIONAL OHIO MUNICIPALS FUND


EV TRADITIONAL RHODE ISLAND MUNICIPALS FUND


EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND


EV TRADITIONAL
MUNICIPAL FUNDS
24 FEDERAL STREET
BOSTON, MA 02110


--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street,
Boston, MA 02110 (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123,
Westborough, MA 01581-5123 (800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                     T-TFC2/1SAI

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                         STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                         February 1, 1997


                     EV CLASSIC NATIONAL MUNICIPALS FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


     This Statement of Additional Information consists of two parts. Part I provides information about EV Classic National Municipals Fund (the "Fund"), National Municipals Portfolio (the "Portfolio") and certain other series of Eaton Vance Municipals Trust (the "Trust"). Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II, that provide additional Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI."


                              TABLE OF CONTENTS
                                                                          Page
                                    PART I
Additional Information about Investment Policies .....................      1
Investment Restrictions ..............................................      6
Trustees and Officers ................................................      8
Investment Adviser and Administrator .................................     10
Custodian ............................................................     12
Service for Withdrawal ...............................................     13
Determination of Net Asset Value .....................................     13
Investment Performance ...............................................     14
Taxes ................................................................     15
Portfolio Security Transactions ......................................     17
Other Information ....................................................     19
Independent Certified Public Accountants .............................     20
Financial Statements .................................................     20
Tax Equivalent Yield Table ...........................................     21
Appendix .............................................................     22


                                   PART II
Fees and Expenses ....................................................    a-1
Principal Underwriter ................................................    a-1
Distribution Plan ....................................................    a-2
Performance Information ..............................................    a-3
Control Persons and Principal Holders of Securities ..................    a-4

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED FEBRUARY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION
                                    PART I


    This Part I provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.


               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES


MUNICIPAL OBLIGATIONS
    Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations, the interest of which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued before August 7, 1986, which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Portfolio will generally rely on an opinion of the issuer's counsel (when available) and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

    Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 other than, in general, at their original issue is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

    Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
    The Portfolio may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of a similar type. In particular, investments in industrial revenue bonds might involve (without limitation) the following risks.


    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.


    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effect of energy conservation and limitations on the capacity of the capital market to absorb utility debt.


    Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state and local industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.


MUNICIPAL LEASES
    The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.

    Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investments in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be cancelled.

ZERO COUPON BONDS
    Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
    Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value. In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
    The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

    See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Portfolio.


SHORT-TERM TRADING
    The Portfolio may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.


WHEN-ISSUED SECURITIES
    New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.


    The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.


VARIABLE RATE OBLIGATIONS
    The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.


REDEMPTION, DEMAND AND PUT FEATURES
    Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Because this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
    The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may not qualify as tax-exempt interest.

SECURITIES LENDING
    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Securities lending involves administration expenses, including finders' fees. Distributions by the Fund of any income realized by the Portfolio from securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
    A change in the level of interest rates may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities, and (ii) futures contracts on securities indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.

    The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").


ASSET COVERAGE REQUIREMENTS
    Transactions involving when-issued securities, the lending of securities or futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account maintained by its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily. Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would cause more than 5% of the total assets of the Fund (taken at market value) to be invested in the securities of a single issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

    (4) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (5) Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (6) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

    (7) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933, or participate on a joint or a joint and several basis in any trading account in securities;


    (8) Lend any of its funds or other assets to any person, directly or indirectly, except (i) through repurchase agreements and (ii) through the loan of a portfolio security. (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan);


    (9) Borrow money or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue securities other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge;

    (10) Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

    (11) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (12) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;

    (13) Buy investment securities from or sell them to any of the officers or Trustees of the Trust, its investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms; or

    (14) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.


    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. Neither the Fund nor the Portfolio may invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determine to be liquid; provided, however, that the Fund may invest without limitation in the Portfolio or in another investment company with substantially the same investment objective. Neither the Fund nor the Portfolio may engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested. The Fund and the Portfolio may purchase put options on municipal obligations only if after such purchase not more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options held by it would be so invested. In addition, neither the Fund nor the Portfolio will purchase any put options, long futures contracts, or call options on a futures contract if at the date of such purchase realized net losses from such transactions during the fiscal year to date exceed 5% of its average net assets during such period. Neither the Fund nor the Portfolio intend to invest in reverse repurchase agreements during the current fiscal year.


    For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.


    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, the Fund and Portfolio must always be in compliance with the borrowing policies set forth above.


                            TRUSTEES AND OFFICERS


    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act, by virtue of their affiliation with BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

                   TRUSTEES OF THE TRUST AND THE PORTFOLIO

DONALD R. DWIGHT (65), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (55), Vice President and Trustee*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a
  Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (61), Trustee
Jacob H. Schiff, Professor of Investment Banking at Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (61), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (66), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

                   OFFICERS OF THE TRUST AND THE PORTFOLIO

THOMAS J. FETTER (53), President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Fetter was elected President of the Trust and the Portfolio on December 13, 1993.

ROBERT B. MACINTOSH (40), Vice President of the Portfolio
Vice President of Eaton Vance and EV, and BMR (since August 11, 1992). Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

THOMAS M. METZOLD (38), Vice President
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Metzold was elected Vice President of the Portfolio on June 19, 1995.

JAMES L. O'CONNOR (51), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

    Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

    The Nominating Committee is comprised of four Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee of the Trust. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Trust and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the " Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for its Trustees.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation received by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.

                     INVESTMENT ADVISER AND ADMINISTRATOR


     The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated October 13, 1992. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $17 billion.


    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance and its affiliates act as adviser to over 150 mutual funds, individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts. Eaton Vance mutual funds feature international equities, domestic equities, tax-free municipal bonds, and U.S. government and corporate bonds. Lloyd George Management has advised Eaton Vance's international equity funds since 1992. Founded in 1991, Lloyd George is headquartered in Hong Kong with offices in London and Mumbai, India. It has established itself as a leader in investment management in Asian equities and other global markets. Lloyd George features an experienced team of investment professionals that began working together in the mid-1980s. Lloyd George analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Bombay. Together Eaton Vance and Lloyd George manage over $18 billion in assets. Eaton Vance mutual funds are distributed by Eaton Vance Distributors both within the United States and offshore.

    Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can help you decide when to buy, sell or persevere with your investments. A professional investment representative can provide you with tailored financial advice.

    Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 32 long-term state portfolios, 5 national portfolios and 10 limited maturity portfolios, which serve as investment vehicles for over 100 mutual funds with varying pricing options. A staff of 32 (including 9 portfolio managers and 9 credit specialists) is responsible for the day-to-day management of over 3,500 issues in 47 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The investment philosophy of the municipal investment group is to: seek value by avoiding unnecessary credit risk; build portfolios one security at a time; and take a long-term approach to managing market risk. Over the long-term, the group seeks to maximize tax-free income by keeping portfolios fully invested (rather than trying to "time the market" for short-term results) and reduce potential capital losses due to poor credit quality. Diligent and continuing research and analysis are a critical component of the municipal investment group's investment philosophy and long-term strategy.

    The following persons manage one or more of the Eaton Vance municipal portfolios. For the identity of the Portfolio's portfolio manager, see the Fund's current Prospectus.

    Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

    Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

    Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

    Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.

    Robert B. MacIntosh is a Vice President of Eaton Vance and BMR, and the portfolio manager of single-state tax-exempt funds in six states: Hawaii, Louisiana, Massachusetts, Minnesota, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.

    Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto, to the extent not covered by insurance.

    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. As at September 30, 1996, the Portfolio had net assets of $2,212,478,002. For the fiscal years ended September 30, 1994, 1995 and 1996, the Portfolio paid BMR advisory fees of $9,648,375, $9,944,026 and $9,942,568, respectively,
(equivalent to 0.44%, 0.45% and 0,44% of the Portfolio's average net assets for each such period).

    The Investment Advisory Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


    As indicated in the Prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II.


    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.

    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers or officers and Directors of EVC and EV. As of January 1, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Fetter, MacIntosh, Metzold, Murphy, O'Connor and Woodbury, and Ms. Sanders who are officers or Trustees of the Trust and/or the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement

    EVC owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining, venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. Eaton Vance, BMR, EVC and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                  CUSTODIAN


    IBT acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portoflio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets, and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the 1940 Act.

    IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.

                            SERVICE FOR WITHDRAWAL

    The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gain distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when- issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Exchange is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE


    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, and either (i) the deduction of the maximum initial sales charge from the initial $1,000 purchase order or (ii) a complete redemption of the investment and, if applicable, the deduction of the CDSC at the end of the period. For further information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    Yield is computed pursuant to a standardized formula by dividing net investment income per share earned during a recent thirty-day period by the maximum offering price (including, if applicable, the maximum initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSC (if applicable) imposed on certain redemptions at the rate set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus. Yield calculations assume the current maximum initial sales charge (if applicable) set forth under "How to Buy Fund Shares" in the Fund's current Prospectus. (Actual yield may be affected by variations in sales charges on investments.) A taxable-equivalent yield is computed by dividing the tax-exempt yield by 1 minus a stated rate. For the yield and taxable-equivalent yield of the Fund, see "Performance Information" in the Fund's Part II.

    The Principal Underwriter may publish to Authorized Firms the Fund's distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share or, where applicable, the maximum public offering price per share (which includes the maximum initial sales charge). The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio (the days in a year divided by the accrual days of the monthly period) used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. Investors should note that the Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services Inc., CDA/Wiesenberger, Morningstar, Inc., The Bond Buyer, the Federal Reserve Board or The Wall Street Journal). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information. Information, charts and illustrations showing the effects of inflation and taxes (including their effects on the dollar and the return on various investments) and compounding earnings may also be included in advertisements and materials furnished to present and prospective investors.

    Information about the portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

    Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the taxable equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. Such information may be in the form of hypothetical illustrations. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


    The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.


    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:
        - cost associated with aging parents;
        - funding a college education (including its actual and estimated cost);
        - health care expenses (including actual and projected expenses);
        - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in municipal bond funds. Such information may describe the following advantages of investing in a municipal bond mutual fund versus individual municipal bonds: regular monthly income; free reinvestment of distributions; potential for increased income; bond diversification; liquidity; low-cost easy access; and active management and in depth credit analysis by investment professionals. In addition, by investing in a municipal bond fund instead of individual bonds, an investor can avoid dealing with the complexities of the municipal bond market, while benefitting from the market access and lower transactions costs enjoyed by municipal bond funds.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES

    See "Distributions and Taxes" in the Fund's current Prospectus.

    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1996. Because the Fund invests substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a regulated investment company for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio, and in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.


    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.


    Distributions of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is exempt from regular federal income tax under Code Section 103(a). For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.


    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.


    In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when- issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal obligations or their stripped coupons and certain realized gains or income attributable to accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions if declared in October, November or December and paid the following January may be taxed to shareholders as if received on December 31 of the year in which they are declared.

    The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC for federal income tax purposes.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares and, to the extent the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distribution treated as net long-term capital gains with respect to such shares. In addition, a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other Fund shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications, required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.


    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

STATE AND LOCAL TAXES
    The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders, with respect to net tax exempt income earned, the percentages representing the proportionate ratio of such income earned in each state.

    Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of Portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including state obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.


    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate in a manner it deems equitable portfolio security transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. However, there may be instances when the Portfolio will not participate in a securities transaction that is allocated among other accounts. While these procedures could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $123,200 on portfolio security transactions aggregating $1,545,011,045 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.


                              OTHER INFORMATION


    Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.


    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.


    The Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.


    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.

                             FINANCIAL STATEMENTS

    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this SAI.

    Registrant incorporates by reference the audited financial information for the Funds and the Portfolio listed below for the fiscal year ended September 30, 1996 as previously filed electronically with the Commission:

                     EV Classic National Municipals Fund
                        National Municipals Portfolio
                     (Accession No. 0000950156-96-000900)

                     EV Marathon National Municipals Fund
                        National Municipals Portfolio
                     (Accession No. 0000950156-96-000901)

                   EV Traditional National Municipals Fund
                        National Municipals Portfolio
                     (Accession No. 0000950156-96-000902)

                          TAX EQUIVALENT YIELD TABLE


    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields to those of tax-exempt bonds yielding from 4% to 7% under the regular federal income tax laws and tax rates applicable to 1997.

                                         MARGINAL
 SINGLE RETURN         JOINT RETURN       INCOME                              TAX-EXEMPT YIELD
------------------     ----------------     TAX    -----------------------------------------------------------------------
         (TAXABLE INCOME)*                BRACKET      4%       4.5%       5%       5.5%       6%       6.5%       7%
--------------------------------------------------------------------------------------------------------------------------
                                                                          Equivalent Taxable Yield


      Up to $ 24,65       Up to $ 41,20  15.00%       4.71%     5.29%     5.88%      6.47%     7.06%     7.65%     8.24%
   $ 24,651-$ 59,75    $ 41,201-$ 99,60  28.00        5.56      6.25      6.94       7.64      8.33      9.03      9.72
   $ 59,751-$124,65    $ 99,601-$151,75  31.00        5.80      6.52      7.25       7.97      8.70      9.42     10.14
   $124,651-$271,05    $151,751-$271,05  36.00        6.25      7.03      7.81       8.59      9.38     10.16     10.94
       Over $271,05        Over $271,05  39.60        6.62      7.45      8.28       9.11      9.93     10.76     11.59
--------------------------------------------------------------------------------------------------------------------------


*Net amount subject to federal personal income tax after deductions and exemptions.


 Note: The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for taxpayers with adjusted gross income in excess of $121,200. The tax brackets also do not show the effects of phase out of personal exemptions for single filers with adjusted gross incomes in excess of $121,200 and joint filers with adjusted gross income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax. The illustrations assume that the federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                   APPENDIX

                       DESCRIPTION OF SECURITIES RATINGSsd

                         MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                       STANDARD & POOR'S RATINGS GROUP
INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

    SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3: Speculative capacity to pay principal and interest.

                        FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
AAA: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Stong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                               * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

       Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC NATIONAL MUNICIPALS FUND.

                              FEES AND EXPENSES

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" Part I of this SAI, the Administrator currently receives no compensation for providing administrative services to the Fund. For the period from the start of business, December 3, 1993 to the fiscal year ended September 30, 1994, $54,470 of the Fund's expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $294,378 on sales of shares of the Fund. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $433,828 and the Principal Underwriter received approximately $79,200 in CDSCs which were imposed on early redeeming shareholders. These sales commissions and CDSC payments reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996 the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $5,994,000 (which amount was equivalent to 8.9% of the Fund's net assets on such day). During the fiscal year ending September 30, 1996, the Fund made service fee payments to the Principal Underwriter and Authorized Firms aggregating $144,609 of which $97,924 was paid to Authorized Firms and the balance was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. the Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $557.50 for repurchase transactions handled by the Principal Underwriter.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                                        AGGREGATE               AGGREGATE           TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION           FROM TRUST AND
  NAME                                                  FROM FUND             FROM PORTFOLIO           FUND COMPLEX
  ----                                                 ------------           --------------          --------------
  Donald R. Dwight ..............................          $273                   $5,942(2)              $142,500(4)
  Samuel L. Hayes, III ..........................           246                    5,728                  153,750(5)
  Norton H. Reamer ..............................           243                    5,629                  142,500
  John L. Thorndike .............................           248                    5,820                  147,500
  Jack L. Treynor ...............................           267                    6,065                  147,500

(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $2,339 of deferred compensation.
(3) Includes $1,901 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.


                            PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the Fund's Distribution Plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.


                              DISTRIBUTION PLAN


    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.


    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a CDSC will be imposed, the level and timing of redemptions of Fund shares upon which no CDSC will be imposed (including redemptions involving exchanges of Fund shares pursuant to the exchange privilege which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan. (For shares sold prior to January 30, 1995, Plan payments are as follows: the Principal Underwriter pays monthly sales commissions and service fee payments to Authorized Firms equivalent to approximately .75% and .25%, respectively, annualized of the assets maintained in the Fund by their customers beginning at the time of sale. No payments were made at the time of sale and there is no CDSC.)

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commissions and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b- 1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees. The Plan continues in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b- 1 Trustees or by vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, resulting in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the one-, five- and ten-year periods ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on December 3, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund CDSC. The total return for this time period has not been adjusted to reflect the Fund's distribution and/or service fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                                            Value before      Value after           Total Return             Total Return after
                                            deducting the    deducting the   before deducting the CDSC      deducting the CDSC*
  Investment     Investment    Amount of       CDSC on         CDSC* on      --------------------------  --------------------------
    Period          Date      Investment       9/30/96          9/30/96       Cumulative    Annualized    Cumulative    Annualized
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
10 Years Ended
9/30/96           9/30/86       $1,000        $1,932.90        $1,932.90        93.29%         6.81%        93.29%         6.81%
5 Years Ended
9/30/96           9/30/91       $1,000        $1,420.37        $1,420.37        42.04%         7.27%        42.04%         7.27%
1 Year Ended
9/30/96           9/30/95       $1,000        $1,067.29        $1,057.29         6.73%         6.73%         5.73%         5.73%
----------
 *No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.06%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.06% would be 7.33%, assuming a federal tax rate of 31%.

    See the Tax Equivalent Yield Table in Part I for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, the following shareholders owned of record the percentages of outstanding shares indicated after their names: Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 (36.3%), which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances; and June M. and Henry S. Lesh, Trustees, June M. Lesh Trust, u/a 6/20/91, Naples, FL 33940 (6.1%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

[logo]
EATON VANCE
====================     EV CLASSIC
       Mutual Funds      NATIONAL MUNICIPALS FUND
-------------------------------------------------------------------------------


                         STATEMENT OF
                         ADDITIONAL INFORMATION
                         FEBRUARY 1, 1997




EV CLASSIC
NATIONAL MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

INVESTMENT ADVISER OF NATIONAL MUNICIPALS PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV CLASSIC NATIONAL MUNICIPALS FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                               C-HMSAI

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          February 1, 1997


                     EV MARATHON NATIONAL MUNICIPALS FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides information about EV Marathon National Municipals Fund (the "Fund"), National Municipals Portfolio (the "Portfolio") and certain other series of Eaton Vance Municipals Trust (the "Trust"). Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II, that provide additional Fund-specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI."


                              TABLE OF CONTENTS
                                                                          Page
                                    PART I
Additional Information about Investment Policies ....................       1
Investment Restrictions .............................................       6
Trustees and Officers ...............................................       8
Investment Adviser and Administrator ................................      10
Custodian ...........................................................      12
Service for Withdrawal ..............................................      13
Determination of Net Asset Value ....................................      13
Investment Performance ..............................................      14
Taxes ...............................................................      15
Portfolio Security Transactions .....................................      17
Other Information ...................................................      19
Independent Certified Public Accountants ............................      20
Financial Statements ................................................      20
Tax Equivalent Yield Table ..........................................      21
Appendix ............................................................      22


                                   PART II
Fees and Expenses ...................................................     a-1
Principal Underwriter ...............................................     a-1
Distribution Plan ...................................................     a-2
Performance Information .............................................     a-4
Control Persons and Principal Holders of Securities .................     a-4

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED FEBRUARY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    FOR EDGAR FILING PURPOSES ONLY: REGISTRANT INCORPORATES BY REFERENCE FOR EV MARATHON NATIONAL MUNICIPALS FUND THE PART I FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION OF EV CLASSIC NATIONAL MUNICIPALS FUND CONTAINED IN THIS AMENDMENT.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON NATIONAL MUNICIPALS
FUND.


                              FEES AND EXPENSES

DISTRIBUTION PLAN
    During the fiscal year ended September 30, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $4,380,359 on sales of shares of the Fund. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $16,282,007 and the Principal Underwriter received approximately $4,905,000 in CDSCs imposed on early redeeming shareholders. These sales commissions and CDSC payments reduced Uncovered Distribution Charges under the Plan. As at September 30, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $37,025,400 (which amount was equivalent to 1.8% of the Fund's net assets on such day). During the fiscal year ending September 30, 1996, the Fund made service fee payments to the Principal Underwriter and Authorized Firms aggregating $4,611,605 of which $4,578,619 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $21,967.50 for repurchase transactions handled by the Principal Underwriter.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                                        AGGREGATE               AGGREGATE           TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION           FROM TRUST AND
  NAME                                                  FROM FUND              FROM PORTFOLIO           FUND COMPLEX
  ----                                                 ------------            --------------          --------------
  Donald R. Dwight ..............................          $687                   $5,942(2)              $142,500(4)
  Samuel L. Hayes, III ..........................           625                    5,728(3)               153,750(5)
  Norton H. Reamer ..............................           619                    5,629                  142,500
  John L. Thorndike .............................           634                    5,820                  147,500
  Jack L. Treynor ...............................           679                    6,065                  147,500

(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $2,339 of deferred compensation.
(3) Includes $1,901 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.


                            PRINCIPAL UNDERWRITER


    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the Fund's Distribution Plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

                              DISTRIBUTION PLAN


    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.


    The Plan provides that the Fund will receive all CDSCs and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. CDSCs and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of CDSCs will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and CDSCs theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.


    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a CDSC will be imposed, the level and timing of redemptions of Fund shares upon which no CDSC will be imposed (including redemptions involving exchanges of Fund shares pursuant to the exchange privilege which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.


    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commissions and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b- 1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including CDSCs, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees. The Plan continues in effect from year to year for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b- 1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, resulting in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                           PERFORMANCE INFORMATION

    The table below indicates the cumulative and average total return on a hypothetical investment of $1,000 in the Fund covering the one-, five- and ten-year periods ended September 30, 1996.

                                              VALUE OF         VALUE OF
                                               INVEST-          INVEST-
                                             MENT BEFORE      MENT AFTER        TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            DEDUCTING THE    DEDUCTING THE       DEDUCTING THE CDSC         DEDUCTING THE CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF       CDSC ON         CDSC* ON      --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT       9/30/96          9/30/96       CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
10 Years Ended
9/30/96           9/30/86       $1,000        $1,964.47        $1,964.47        96.45%         6.98%        96.45%         6.98%
5 Years Ended
9/30/96           9/30/91       $1,000        $1,443.61        $1,423.61        44.36%         7.62%        42.36%         7.32%
1 Year Ended
9/30/96           9/30/95       $1,000        $1,068.35        $1,018.35         6.84%         6.84%         1.84%         1.84%

----------
*No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.

    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.34%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.34% would be 7.74%, assuming a federal tax rate of 31%.

    See the Tax Equivalent Yield Table in Part I for information concerning applicable tax rates and income brackets.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 was the record owner of approximately 26.4% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

[logo]
EATON VANCE
====================
       Mutual Funds
-------------------------------------------------------------------------------

EV MARATHON
NATIONAL
MUNICIPALS FUND




STATEMENT OF
ADDITIONAL INFORMATION
FEBRUARY 1, 1997



EV MARATHON NATIONAL
MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

INVESTMENT ADVISER OF NATIONAL MUNICIPALS PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV MARATHON NATIONAL MUNICIPALS FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                               M-HMSAI

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


                                                      STATEMENT OF
                                                      ADDITIONAL INFORMATION
                                                      February 1, 1997

                   EV TRADITIONAL NATIONAL MUNICIPALS FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides information about EV Traditional National Municipals Fund (the "Fund"), National Municipals Portfolio (the "Portfolio") and certain other series of Eaton Vance Municipals Trust (the "Trust"). Part II provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II that provide additional Fund- specific information. This Statement of Additional Information is sometimes referred to herein as the "SAI."

                              TABLE OF CONTENTS
                                                                          Page
                                    PART I

Additional Information about Investment Policies ....................       1
Investment Restrictions .............................................       6
Trustees and Officers ...............................................       8
Investment Adviser and Administrator ................................      10
Custodian ...........................................................      12
Service for Withdrawal ..............................................      13
Determination of Net Asset Value ....................................      13
Investment Performance ..............................................      14
Taxes ...............................................................      15
Portfolio Security Transactions .....................................      17
Other Information ...................................................      19
Independent Certified Public Accountants ............................      20
Financial Statements ................................................      20
Tax Equivalent Yield Table ..........................................      21
Appendix ............................................................      22


                                   PART II
Fees and Expenses ...................................................     a-1
Services for Accumulation ...........................................     a-1
Principal Underwriter ...............................................     a-2
Service Plan ........................................................     a-3
Performance Information .............................................     a-3
Control Persons and Principal Holders of Securities .................     a-4


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED FEBRUARY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

    FOR EDGAR FILING PURPOSES ONLY: REGISTRANT INCORPORATES BY REFERENCE FOR EV TRADITIONAL NATIONAL MUNICIPALS FUND THE PART I FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION OF EV CLASSIC NATIONAL MUNICIPALS FUND CONTAINED IN THIS AMENDMENT.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV TRADITIONAL NATIONAL MUNICIPALS FUND.

                              FEES AND EXPENSES


ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I the Administrator receives no compensation for providing administrative services to the Fund. For the period from the start of business, April 5, 1994, to the fiscal year ended September 30, 1994 and for the fiscal year ended September 30, 1995, $10,747 and $63,405, respectively, of the Fund's expenses were allocated to the Administrator.

SERVICE PLAN
    During the fiscal year ended September 30, 1996, the Fund made service fee payments under the Plan aggregating $23,338 of which $23,135 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    The total sales charges for sale of shares of the Fund for the fiscal year ended September 30, 1996 were $335,817 of which $335,778 was paid to Authorized Firms and $39 was paid to the Principal Underwriter. Total sales charges for sale of shares of the Fund for the fiscal year ended September 30, 1995 were $562,644, all of which was received by Authorized Firms and for the period from the start of business, April 5, 1994, to the fiscal year ended September 30, 1994 total sales charges were $142,563 of which $139,068 was paid to Authorized Firms and $3,494 was paid to the Principal Underwriter.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund. For the fiscal year ended September 30, 1996, the Fund paid the Principal Underwriter $312.50 for repurchase transactions handled by the Principal Underwriter.

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended September 30, 1996, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio, and the funds in the Eaton Vance fund complex(1):

                                                        AGGREGATE               AGGREGATE           TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION           FROM TRUST AND
  NAME                                                  FROM FUND              FROM PORTFOLIO           FUND COMPLEX
  ----                                                 ------------            --------------          --------------
  Donald R. Dwight ..............................          $34                    $5,942(2)              $142,500(4)
  Samuel L. Hayes, III ..........................           31                     5,728(3)               153,750(5)
  Norton H. Reamer ..............................           31                     5,629                  142,500
  John L. Thorndike .............................           32                     5,820                  147,500
  Jack L. Treynor ...............................           34                     6,065                  147,500

(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2) Includes $2,339 of deferred compensation.
(3) Includes $1,901 of deferred compensation.
(4) Includes $42,500 of deferred compensation.
(5) Includes $37,500 of deferred compensation.


                          SERVICES FOR ACCUMULATION


    The following services are voluntary, involve no extra charge other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    INTENDED QUANTITY INVESTMENT -- STATEMENT OF INTENTION. If it is anticipated that $50,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund for which Eaton Vance acts as investment adviser or administrator at the time of purchase. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $30,000 and purchased an additional $20,000 of shares, the sales charge for the $20,000 purchase would be at the rate of 2.75% of the offering price (2.83% of the net amount invested) which is the rate applicable to single transactions of $50,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.


    For any such discount to be made available, at the time of purchase a purchaser or his or her Authorized Firm must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Corfirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            PRINCIPAL UNDERWRITER


    Shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus. Such table is applicable to purchases of Fund shares alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account; and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $100,000 or more made by any of the persons enumerated above within a thirteen-month period starting with first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of Fund shares pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company.

    Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of certain Authorized Firms and to such persons' spouses and children under the age of 21 and their beneficial accounts.


    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.


    The Principal Underwriter acts as principal in selling shares of the Fund under the distribution agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The distribution agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. See "How to Buy Fund Shares" in the Fund's current Prospectus for the discount allowed to Authorized Firms on the sale of Fund shares. The Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. See "Fees and Expenses" in this Part II for the sales charge paid to the Principal Underwriter and Authorized Firms.


                                 SERVICE PLAN


    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the NASD Rule. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The Plan continues in effect from year to year, provided such continuance is approved by a vote of the Board of Trustees and by both a majority of (i) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Non-interested Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may be terminated any time by vote of the Non-interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Pursuant to such Rule, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Non-interested Trustees.

    Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For the service fees paid by the Fund under the Plan, see "Fees and Expenses" in this Part II.


                           PERFORMANCE INFORMATION


    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the one-, five- and ten-year periods ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on April 5, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The total return for such prior period has not been adjusted to reflect the Fund's service fees and certain other expenses.


                                                 VALUE OF A $1,000 INVESTMENT


                                                                        TOTAL RETURN EXCLUDING          TOTAL RETURN INCLUDING
                                    VALUE OF         VALUE OF           MAXIMUM SALES CHARGE            MAXIMUM SALES CHARGE
    INVESTMENT       INVESTMENT      INITIAL        INVESTMENT     ------------------------------  ------------------------------
      PERIOD            DATE       INVESTMENT*      ON 9/30/96       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
    ----------       ----------    -----------      ----------       ----------      ----------      ----------      ----------
10 Years Ended
9/30/96                9/30/86        $962.31        $1,930.57         100.63%          7.21%           93.06%          6.80%
5 Years Ended
9/30/96**              9/30/91        $962.56        $1,419.08          47.42%           8.07%          41.91%          7.25%
1 Year Ended
9/30/96                9/30/95        $962.32        $1,035.32           7.59%          7.59%            3.53%          3.53%


     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 *Initial investment less the maximum sales charge of 3.75%.
**If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


    For the thirty-day period ended September 30, 1996, the yield of the Fund was 5.62%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.62% would be 8.14%, assuming a federal tax rate of 31%.


    See the Tax Equivalent Yield Table in Part I for information concerning applicable tax rates and income brackets.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As at December 31, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 was the record owner of approximately 21.4% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                                                            [logo]
                                                            EATON VANCE
                                                            ====================
                                                                    Mutual Funds

EV TRADITIONAL
NATIONAL
MUNICIPALS FUND



STATEMENT OF
ADDITIONAL INFORMATION
FEBRUARY 1, 1997



EV TRADITIONAL NATIONAL
MUNICIPALS FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

INVESTMENT ADVISER OF NATIONAL MUNICIPALS PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL NATIONAL MUNICIPALS FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                    T-HMSAI

                                     Part B
                            Information Required in a
                       Statement of Additional Information

                                                         STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                         February 1, 1997


                     MASSACHUSETTS MUNICIPAL BOND PORTFOLIO
                                24 Federal Street
                           Boston, Massachusetts 02110
                                 (800) 225-6265

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TABLE OF CONTENTS                                                         Page
Additional Information About Investment Policies..........................   2
Investment Restrictions...................................................  13
Trustees and Officers.....................................................  14
Control Persons and Principal Holders of Securities.......................  17
Investment Adviser and Administrator......................................  18
Custodian.................................................................  21
Service for Withdrawal....................................................  22
Determination of Net Asset Value..........................................  22
Investment Performance....................................................  23
Taxes.....................................................................  25
Principal Underwriter.....................................................  28
Portfolio Security Transactions...........................................  28
Other Information.........................................................  31
Independent Certified Public Accountants..................................  32
Financial Statements......................................................  32
Tax Equivalent Yield Table................................................  33
Appendix..................................................................  34

         THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF MASSACHUSETTS MUNICIPAL BOND PORTFOLIO (THE "FUND") DATED FEBRUARY 1, 1997, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio.

MUNICIPAL OBLIGATIONS
         Municipal obligations are issued to obtain funds for various public and private purposes. Such obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. In general, there are three categories of municipal obligations the interest on which is exempt from federal income taxes and is not a tax preference item for purposes of the AMT: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any such obligation, the Portfolio will generally rely on an opinion of counsel (when available) obtained by the issuer and will not undertake any independent verification of the basis for the opinion. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.


         Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).


         Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 other than, in general, at their original issue is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.


         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality.

         Industrial development and pollution control bonds are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

         The Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

         While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

         The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event, and the Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Portfolio. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

         The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

RISKS OF CONCENTRATION
         The following information as to certain Massachusetts considerations is given to investors in view of the Portfolio's policy of concentrating its investments in Massachusetts issuers. Such information supplements the information in the Prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers. Neither the Trust nor the Portfolio has independently verified this information.


Obligations of the Commonwealth of Massachusetts and Political Subdivisions Thereunder. Beginning in 1989, the Commonwealth's economy slowed significantly. Most of the employment growth during this period was experienced in the services and trade sectors of the economy, while the manufacturing sector continues to suffer employment losses. Like most other industrial states, Massachusetts has seen a shift in employment from manufacturing to more technology and service-based industries. Between 1993 and 1994, per capita personal income in Massachusetts increased 3.6%, as compared to 1.7% for the nation as a whole. The unemployment rate for the Commonwealth fell from 5.4% in 1995 to 5.0% for 1996. The national unemployment rate for February, 1996 was 5.6%.

         1995 Fiscal Year. Fiscal 1995 tax revenue collections totaled $11.163 billion. Budgeted revenues and other sources, including non-tax revenue collected in fiscal 1995 totaled $16.387 billion, approximately $837 million, or 5.4%, above 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

         1996 Fiscal Year. Current fiscal 1996 projected spending is approximately $16.963 billion, including approximately $153.2 million reserved for contingencies. Projected revenues are approximately $16.851 billion. The fiscal 1996 forecast for federal reimbursements has decreased by approximately $7 million primarily due to lower reimbursable spending in public assistance programs.

         1997 Fiscal Year. On April 13, 1996, the House of Representatives adopted a fiscal 1997 budget that provides for total expenditures of approximately $17.615 billion. A legislative conference committee will develop a compromise budget for consideration by the House and Senate, which upon enactment by both houses will be presented to the Governor.

         Major infrastructure projects are anticipated over the next decade. It is currently anticipated that the federal government will assume responsibility for approximately 90% of the estimated $7.7 billion cost of projects which consist of the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The Massachusetts Water Resources Authority is undertaking capital projects for the construction and rehabilitation of sewage collection and treatment facilities in order to bring wastewater discharges into Boston Harbor into compliance with federal and state pollution control requirements. The harbor cleanup project is estimated to cost $3.5 billion in 1994 dollars. Work on the project began in 1988 and is expected to be completed in 1999, with the most significant expenditures occurring between 1990 and 1999. The majority of the project's expenditures will be paid for by local communities, in the form of user fees, with federal and state sources making up the difference; the assumptions regarding the amounts to be supplied through federal aid are subject to change.


         The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the Commonwealth and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.

         Massachusetts' municipal governments are constrained in their ability to increase local revenues by an initiative passed in 1980, "Proposition 2 1/2". Proposition 2 1/2 limits the amount of property taxes that can be levied in a fiscal year to the lower of 2.5% of fair value or 102.5% of the previous year's levy, unless overridden by a majority of local voters. Proposition 2 1/2 also limits the amount the municipality can be charged by certain government entities such as counties. While Proposition 2 1/2 is not a constitutional question and can therefore be amended or abolished by the legislature, it should be noted that no significant challenge has been raised since it took effect. Any fiscal problems encountered by the state amplify the economic and fiscal problems encountered by cities and towns throughout the Commonwealth. Any Commonwealth fiscal problems which result in local aid reductions could, in the absence of overrides, result in payment defaults by local cities and towns and/or ratings downgrades resulting in an erosion of their market value.


Obligations of Puerto Rico, U.S. Virgin Islands and Guam. Subject to the Fund's investment policies as set forth in the Prospectus, the Portfolio may invest in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"). Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within the Territories affecting the issuers of such obligations.

         Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.

         The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico.


         Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether to retain their Commonwealth status, become a state or establish an independent nation. Puerto Ricans voted to retain Commonwealth status, leaving intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require ratification by the U.S. Congress.


         The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. As of June, 1996, unemployment stood at 4.7%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

         An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. During this past hurricane season, several hurricanes caused extensive damage in the USVI, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).

         Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. For 1995, the government realized a General Fund operating surplus. The administration has taken steps to improve its financial position; however, there are no guarantees that an improvement will be realized. Guam's general obligation debt is rated BBB by S&P with a negative outlook.


Obligations of Particular Types of Issuers. The Portfolio may invest 25% or more of its total assets in municipal obligations of the same type. There could be economic, business or political developments which might affect all municipal obligations of a similar type. In particular, investments in the industrial revenue bonds listed above might involve without limitation the following risks.

         Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

         Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

         Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

MUNICIPAL LEASES
         The Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. State debt-issuance limitations are deemed to be inapplicable to these arrangements because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements are, therefore, subject to the risk that the governmental issuer will not appropriate funds for lease payments.


         Certain municipal lease obligations owned by the Portfolio may be deemed illiquid for the purpose of the Portfolio's 15% limitation on investment in illiquid securities, unless determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event the Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligation on an on-going basis, including an assessment of the likelihood that the lease may or may not be canceled.


ZERO COUPON BONDS
         Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

INSURANCE
         Insured municipal obligations held by the Portfolio (if any) will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice).

CREDIT QUALITY
         The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of municipal obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.


         See "Portfolio of Investments" in the "Financial Statements" incorporated by reference into this SAI with respect to any defaulted obligations held by the Portfolio.


SHORT-TERM TRADING
         The Portfolio may sell securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold an another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective.


WHEN-ISSUED SECURITIES
         New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of the Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

         The Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Portfolio enters into the purchase commitment. When the Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.


VARIABLE RATE OBLIGATIONS
         The Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in Section 5(b) of the Investment Company Act of 1940 and Rule 5b-2 thereunder. The Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.


REDEMPTION, DEMAND AND PUT FEATURES
         Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations the Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.

LIQUIDITY AND PROTECTIVE PUT OPTIONS
         The Portfolio may also enter into a separate agreement with the seller of the security or some other person granting the Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. The Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Investment Adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Portfolio or that selling institutions will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolio does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may not qualify as tax-exempt interest.

SECURITIES LENDING
         The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organization deemed by the Portfolio's management to be of good standing and when in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk. Distributions by the Fund of any income realized by the Portfolio form securities loans will be taxable. If the management of the Portfolio decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets. The Portfolio has no present intention of engaging in securities lending.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
         A change in the level of interest rats may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, the Portfolio may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions.

         Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses.


         The Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes (see "Taxes").

ASSET COVERAGE REQUIREMENTS
         Transactions involving when-issued securities, the lending of securities or futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options, or futures contracts or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

         Assets used as cover or held in a segregated account cannot be sold while the position requiring the cover is outstanding, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


                             INVESTMENT RESTRICTIONS

         The following investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

         (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

         (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

         (3) Underwriter or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

         (4) Purchase or sell real estate, (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

         (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

         (6) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

         Notwithstanding the investment policies and restrictions of the Fund; the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


         The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

         The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); (c) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid; or (d) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value).

         For purposes of the Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligations which is not a general obligation bond will be made by the Portfolio's Investment Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

         Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset. Notwithstanding the foregoing, under normal market conditions the Fund and the Portfolio must take actions necessary to comply with the policy of investing at least 65% of total assets in Massachusetts issuers. Moreover, the Fund and Portfolio must always be in compliance with the borrowing policy set forth above.


                              TRUSTEES AND OFFICERS


         The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR"), which is a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees and officers who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act, by virtue of their affiliation with any one or more of BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                     TRUSTEES OF THE TRUST AND THE PORTFOLIO


DONALD R. DWIGHT (65), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (55), Trustee and Vice President*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (61), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard Business School, Soldiers Field Road, Boston, Massachusetts
02134

NORTON H. REAMER (61), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (70), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (66), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


                     OFFICERS OF THE TRUST AND THE PORTFOLIO


THOMAS J. FETTER (53), President
Vice President of BMR, Eaton Vance and EV. Mr. Fetter was elected President of the Trust and the Portfolio on December 13, 1993. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (40), Vice President
Vice President of BMR since August 11, 1992, and of Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. MacIntosh was elected Vice President of the Trust on March 22, 1993.

JAMES L. O'CONNOR (51), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (65), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (61), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994; employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993). Mr. Murphy was elected Assistant Secretary on March 27, 1995.

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

         Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund or its shareholders.

         The Nominating Committee is comprised of four Trustees who are not "interested persons" as the term is defined under the 1940 Act ("noninterested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Trustee of the Trust. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

         Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Fund and of the Portfolio.

         Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Trust has a retirement plan for its Trustees.

         The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. During the fiscal year ended September 30, 1996, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund, the Portfolio and the funds in the Eaton Vance fund complex:

                        Aggregate           Aggregate         Total Compensation
                        Compensation        Compensation      from Trust and
Name                    from Fund           from Portfolio    Fund Complex(1)

Donald R. Dwight        $ 34                $ 3,118(2)        $142,500(4)
Samuel L. Hayes           31                  3,162(3)         153,750(5)
Norton H. Reamer          32                  3,087            142,500
John L. Thorndike         32                  3,218            147,500
Jack L. Treynor           34                  3,278            147,500

(1) The Eaton Vance fund complex consists of 228 registered investment companies or series thereof.
(2)  Includes $1,214 of deferred compensation.
(3)  Includes $1,111 of deferred compensation.
(4)  Includes $42,500 of deferred compensation.
(5)  Includes $37,500 of deferred compensation.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As at December 31, 1996 the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1996 Mars & Co., Boston, MA and Jupiter & Co., Boston, MA were the record owners of approximately 42.2% and 17.3%, respectively, of the outstanding shares which were held on behalf of their customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances, and Charles C. Cunningham, Boston, MA held of record and beneficially owned 5.9% of the outstanding shares of the Fund. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                      INVESTMENT ADVISER AND ADMINISTRATOR


         The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated October 13, 1992. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $17 billion.


         Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


         Eaton Vance offers single-state municipal portfolios in more states than any other sponsor of mutual funds. There are 32 long-term state portfolios, 5 national portfolios and 10 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 47 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. The following persons manage one or more of the Eaton Vance municipal portfolios. For the identity of the Portfolio's portfolio manger, see the Prospectus.


         Nicole Anderes is a Vice President of Eaton Vance and BMR. Ms. Anderes graduated from Brown University with a B.A. in Women's Studies/Economics. She has been an active member of MAGNY/National Federation of Municipal Analysts, the Public Securities Association and the Municipal Forum, and served as the General Secretary of MAGNY from 1992 to 1993.

         Timothy T. Browse is a Vice President of Eaton Vance and BMR. Mr. Browse graduated from St. Lawrence University in 1981 and received his M.B.A. degree from Boston University in 1990.

         Cynthia J. Clemson is a Vice President of Eaton Vance and BMR. Ms. Clemson graduated from Mount Holyoke College with a B.A. in 1985 and received her M.B.A., cum laude, from Boston University in 1990. She is a member of the Boston Municipal Analysts Forum, the Boston Securities Analyst Society and the Financial Analysts Federation.

         Thomas J. Fetter is a Vice President of Eaton Vance and BMR, and Director of Municipal Investments. Mr. Fetter graduated with a degree in Business Administration from Kent State University. He is a Chartered Financial Analyst and member of the Boston Security Analysts Society. He is also a member of the Boston Municipal Analysts Forum.

         Robert B. MacIntosh is a Vice President of Eaton Vance Management and the portfolio manager of single-state, tax-exempt funds in five states: Hawaii, Louisiana, Massachusetts, New Jersey and North Carolina. He also serves as economic spokesman for the Eaton Vance organization.

         Thomas M. Metzold is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society, the Association for Investment Management & Research, the Boston Municipal Analysts Forum, and the National Federation of Municipal Analysts.


         BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto, to the extent not covered by insurance.

         For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. As of September 30, 1996, the Portfolio had net assets of $281,129,236. For the fiscal year ended September 30, 1996, the Portfolio paid BMR advisory fees of $1,343,099 (equivalent to 0.46% of the Portfolio's average daily net assets for such year). For the fiscal year ended September 30, 1995, the Portfolio paid BMR advisory fees of $1,383,407 (equivalent to 0.46% of the Portfolio's average daily net assets for such period). For the fiscal year ended September 30, 1994, the Portfolio paid BMR advisory fees of $1,397,963 (equivalent to 0.46% of the Portfolio's average daily net assets for such period).

         The Investment Advisory Agreement with BMR continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

         As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but receives no compensation for providing administrative services to the Fund. For the fiscal years ended September 30, 1996, 1995 and 1994, $13,670, $18,261 and $46,085, respectively, of the Fund's operating expenses were allocated to the Administrator. As Administrator, Eaton Vance administers the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

         The Fund pays all of its own expenses including, without limitation,
(i) expenses of maintaining the Fund and continuing its existence, (ii) its pro rata share of registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and any legal obligation of the Trust to indemnify its Trustees and officers with respect thereto, to the extent not covered by insurance.

         BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes and Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of January 1, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Trust and the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Fetter, MacIntosh, Murphy, O'Connor, Woodbury and Ms. Sanders, are officers of the Trust and the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

         Eaton Vance owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen Inc., which are engaged in precious metal mining, venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

         EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                    CUSTODIAN


         IBT acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other members of the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the Investment Company Act of 1940.

         IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the Commission, for which it receives a separate fee.


                             SERVICE FOR WITHDRAWAL


         The Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services - Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing services uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees of the Portfolio. Other assets are valued at fair value using methods determined in good faith by the Trustees. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                             INVESTMENT PERFORMANCE

         Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period, and a complete redemption of the investment at the end of the period.


         Yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods, reduced by accrued Fund expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by one minus a stated rate. For the thirty-day period ended September 30, 1996 the yield of the Fund was 5.57%. The yield required of a taxable security that would produce an after-tax yield equivalent to that earned by the Fund of 5.57% would be 9.17% assuming a combined federal and Massachusetts tax rate of 39.28%. If a portion of the Fund's expenses had not been allocated to the Administrator, the Fund would have had a lower yield.

         The Principal Underwriter may publish to certain financial services firms the Fund's distribution rate and/or the effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. The Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

         The table below indicate the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from April 18, 1991 through September 30, 1996 and for the five - and one-year periods ended September 30, 1996. The total return for the period prior to the Fund's commencement of operations on June 17, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect the Fund's method of distribution (i.e., selling at net asset value). This total return has not been adjusted to reflect certain other expenses imposed by the Portfolios or its predecessor.


                          VALUE OF A $1,000 INVESTMENT


                                  Value of
    Investment      Investment    Amount of   Investment       Total Return
      Period           Date      Investment   on 9/30/96  Cumulative  Annualized
      ------           -----     ----------   ----------  ----------  ----------
Life of the Fund     4/18/91       $1,000      $1,455.61    45.56%       7.12%
5 Years Ended
    9/30/96          9/30/91       $1,000      $1,381.95    38.20%       6.68%
1 Year Ended
    9/30/96*         9/30/95       $1,000      $1,062.84     6.28%       6.28%


Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.


* If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.


         The Fund's total return may be compared to relevant indices, such as the Consumer Price Index, of the Bond Buyer 25 Revenue Bond Index and the Lehman Brothers Municipal Bond Index, which may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.


         The Fund may provide investors with information on municipal bond investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services, Inc., CDA/Wiesenberger or Morningstar, Inc.). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information. Information, charts and illustrations relating to inflation and taxes (including their effects on the dollar and the return on various investments) may also be included in advertisements and other material furnished to present and prospective shareholders.

         Information about portfolio allocation and holdings of the Portfolio at a particular date (including ratings assigned by independent ratings services such as Moody's, S&P and Fitch) may be included in advertisements and other material furnished to present and prospective shareholders. Such information may be stated as a percentage of the Portfolio's bond holdings on such date.

         Comparative information about the yield or distribution rate of the Fund and about average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements, supplemental sales literature or communications of the Fund. Such information may also compare the tax equivalent yield (or value) of the Fund to the after-tax yield (or value) of such other investment vehicles. Such information may be in the form of hypothetical illustrations. A bank certificate of deposit, unlike the Fund's shares, pays a fixed rate of interest and entitles the depositor to receive the face amount of the certificate of deposit at maturity. A bank money market deposit account is a form of savings account which pays a variable rate of interest. Unlike the Fund's shares, bank certificates of deposit and bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation. A money market mutual fund is designed to maintain a constant value of $1.00 per share and, thus, a money market fund's shares are subject to less price fluctuation than the Fund's shares.


         The average rates of return of money market mutual funds, certificates of deposit and bank money market deposit accounts referred to in advertisements, supplemental sales literature or communications of the Fund will be based on rates published by the Federal Reserve Bank, Donoghues Money Fund Averages, RateGram or The Wall Street Journal.

         Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."

                                      TAXES

FEDERAL INCOME TAXES
         See "Distributions and Taxes" in the Fund's current Prospectus.


         Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to qualify each year, as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1996 (see the Notes to the Financial Statements incorporated by reference in this SAI). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.


         In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

         The Portfolio's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

         Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.


         Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income allocated to it by the Portfolio as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). For purposes of applying this 50% requirement, the Fund will be deemed to own its proportionate share of each of the assets of the Portfolio, and the Portfolio currently intends to invest its assets in a manner such that the Fund can meet this 50% requirement. Interest on certain municipal obligations is treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.


         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolio and the value of the securities held by the Portfolio may be affected.


         In the course of managing its investments, the Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. The Portfolio may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped municipal obligations or their stripped coupons, and certain realized gains or income attributable to accrued market discount. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax exempt interest earned by the Portfolio and allocated to the Fund. Certain distributions of the Fund declared in October, November or December and paid the following January may be taxed to shareholders as if received on December 31 of the year in which they are declared.


         The Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Fund distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may have to limit its activities in options and futures contracts in order to enable the Fund to maintain its qualification as a RIC.


         Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be disallowed to the extent the shareholder has received tax-exempt interest with respect to such shares and, to the extent the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. In addition, a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other Fund shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date.

         Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS"), as well as shareholders with respect to whom the Fund has received notification from the IRS or a broker, may be subject to "backup" withholding of federal income tax from the Fund's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

         Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.


         The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                              PRINCIPAL UNDERWRITER


         Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.


         The Trustees of the Trust have determined that shares of the Fund shall only be available to employees of Eaton Vance Corp. (and its affiliates, including subsidiaries), clients of Eaton Vance Corp. (and its affiliates, including subsidiaries) and certain institutional investors. The Fund and/or the Principal Underwriter reserve the right to permit purchases by other than affiliates, subsidiaries or clients of Eaton Vance Corp.

                         PORTFOLIO SECURITY TRANSACTIONS

         Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

         BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations, including Municipal obligations, purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

         As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

         It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

         Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


         Municipal obligations considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate in a manner it deems equitable portfolio security transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the fiscal year ended September 30, 1996, the Portfolio paid brokerage commissions of $37,917 on portfolio security transactions aggregating $305,166,481 to firms which provided some research services to BMR or its affiliates (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities). For the fiscal years ended September 30, 1995 and 1994, the Portfolio paid no brokerage commissions on portfolio transactions.


                                OTHER INFORMATION

         Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.


         As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

         The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.


         The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

         The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.


         The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes.


         The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.


                              FINANCIAL STATEMENTS

         The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this SAI and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Fund's most recent Annual Report accompanies this SAI.


         Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended September 30, 1996, as previously filed electronically with the Commission (Accession No. 0000928816-96-000336).

                           TAX EQUIVALENT YIELD TABLE


         The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7% under the regular federal income tax and Massachusetts state income tax laws and tax rates applicable for 1997.

                                                                                    A Federal and Massachusetts State
                                                    Combined                              tax exempt yield of:
Single Return           Joint Return                Federal and         4%      4.5%    5%      5.5%     6%      6.5%         7%
-------------           -------------               MA State          ----------------------------------------------------------
           (Taxable Income*)                        tax bracket+                  is  equivalent  to  a fully taxable yield of:
-------------------------------------------         ------------      ----------------------------------------------------------

Up to $24,650          Up to $41,200                25.20%            5.35%    6.02%   6.68%    7.35%    8.02%    8.69%      9.36%
$ 24,651 - $ 59,750    $ 41,201 - $ 99,600          36.64             6.31     7.10    7.89     8.68     9.47    10.26      11.05
$ 59,751 - $124,650    $ 99,601 - $151,750          39.28             6.59     7.41    8.23     9.06     9.88    10.70      11.53
$124,651 - $271,050    $151,751 - $271,050          43.68             7.10     7.99    8.88     9.77    10.65    11.54      12.43
Over $271,050          Over $271,050                46.85             7.53     8.47    9.41    10.35    11.29    12.23      13.17

* Net amount subject to federal and Massachusetts personal income tax after deductions and exemptions.

+ The combined tax rates include a Massachusetts tax rate of 12% applicable to taxable bond interest and dividends, and assume that Massachusetts taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same range of income.

Note: The federal income tax portion of above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of itemized deductions (including Massachusetts State income taxes) for taxpayers with Adjusted Gross Income in excess of $121,200. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Income in excess of $121,200 and joint filers with Adjusted Gross Income in excess of $181,800. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.


Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular federal income tax and Massachusetts personal income taxes, other income received by the Portfolio and allocated to the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions except for Massachusetts personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                    APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS+

                         MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.





+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.


Should no rating be assigned, the reason may be one of the following:

         1.  An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS
RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors effecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG1, SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG1 symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                         STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

         SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3: Speculative capacity to pay principal and interest.

                          FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and 'F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                 * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

         Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

INVESTMENT ADVISER OF MASSACHUSETTS                 MASSACHUSETTS MUNICIPAL
   MUNICIPALS PORTFOLIO
Boston Management and Research                          BOND PORTFOLIO
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF MASSACHUSETTS
   MUNICIPAL BOND PORTFOLIO
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN                                                 STATEMENT OF
Investors Bank & Trust Company
89 South Street                                      ADDITIONAL INFORMATION
Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group                      FEBRUARY 1, 1997
P.O. Box 5123
Westborough, MA  01581-5123
(800) 262-1122


AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110





MASSACHUSETTS MUNICIPAL
BOND PORTFOLIO
24 FEDERAL STREET
BOSTON, MA 02110                MMBPSAI

                                    PART C

                              OTHER INFORMATION
ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS
    (A) FINANCIAL STATEMENTS


        INCLUDED IN PART A FOR THE FUNDS LISTED BELOW ARE "FINANCIAL HIGHLIGHTS"
          FROM THE DATE INDICATED TO THE FISCAL YEAR ENDED SEPTEMBER 30, 1996:
            EV Marathon California Municipals Fund (from October 1, 1996)
            EV Marathon Florida Municipals Fund (from start of business August
              28, 1990)
            EV Marathon Massachusetts Municipals Fund (from start of business
              April 18, 1991)
            EV Marathon Mississippi Municipals Fund (from start of business
              June 11, 1993)
            EVMarathon New York Municipals Fund (from start of business August
              30, 1990)
            EV Marathon Ohio Municipals Fund (from start of business April 18,
              1991)
            EVMarathon Rhode Island Municipals Fund (from start of business
              June 11, 1993)
            EVMarathon West Virginia Municipals Fund (from start of business
              June 11, 1993)
            EV Traditional California Municipals Fund (from start of business
              May 27, 1994)
            EV Traditional Florida Municipals Fund (from start of business
              April 5, 1994)
            EV Traditional Massachusetts Municipals Fund (from start of business December 7, 1993)
            EV Traditional Mississippi Municipals Fund (from start of business
              December 7, 1993)
            EVTraditional New York Municipals Fund (from start of business
              April 15, 1994)
            EV Traditional Ohio Municipals Fund (from start of business
              December 7, 1993)
            EVTraditional Rhode Island Municipals Fund (from start of business
              December 7, 1993)
            EVTraditional West Virginia Municipals Fund (from start of business
              December 13, 1993)
            EV Classic National Municipals Fund (from start of business
              December 3, 1993)
            EV Marathon National Municipals Fund (from October 1, 1996) EV Traditional National Municipals Fund (from start of business
              April 4, 1994)
            Massachusetts Municipal Bond Portfolio (from start of business
              June 17, 1993)

        INCORPORATED BY REFERENCE INTO PART B ARE THE FINANCIAL STATEMENTS
          CONTAINED IN THE ANNUAL REPORTS FOR THE FOLLOWING FUNDS, EACH DATED SEPTEMBER 30, 1996 (WHICH WERE PREVIOUSLY FILED ELECTRONICALLY PURSUANT TO SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940):

  EV Marathon California Municipals Fund              EV Traditional California Municipals Fund
  EV Marathon Florida Municipals Fund                 EV Traditional Florida Municipals Fund
  EV Marathon Massachusetts Municipals Fund           EV Traditional Massachusetts Municipals Fund
  EV Marathon Mississippi Municipals Fund             EV Traditional Mississippi Municipals Fund
  EV Marathon New York Municipals Fund                EV Traditional New York Municipals Fund
  EV Marathon Ohio Municipals Fund                    EV Traditional Ohio Municipals Fund
  EV Marathon Rhode Island Municipals Fund            EV Traditional West Virginia Municipals Fund
  EV Marathon West Virginia Municipals Fund           (Accession No. 0000950135-96-005148)
  (Accession No. 0000950135-96-005156)

                      EV Traditional Rhode Island Municipals Fund
                      (Accession No. 0000928816-96-000346)
                      EV Classic National Municipals Fund
                      (Accession No. 0000950156-96-000900)
                      EV Marathon National Municipals Fund
                      (Accession No. 0000950156-96-000901)
                      EV Traditional National Municipals Fund
                      (Accession No. 0000950156-96-000902)
                      Massachusetts Municipal Bond Portfolio
                      (Accession No. 0000928816-96-000336)

        THE FINANCIAL STATEMENTS CONTAINED IN EACH FUND'S ANNUAL REPORT ARE AS
         FOLLOWS:


                      Statement of Assets and Liabilities
                      Statement of Operations
                      Statements of Changes in Net Assets
                      Financial Highlights
                      Notes to Financial Statements
                      Independent Auditors' Report


        ALSO INCORPORATED BY REFERENCE INTO PART B ARE THE FINANCIAL STATEMENTS OF CALIFORNIA MUNICIPALS PORTFOLIO, FLORIDA MUNICIPALS PORTFOLIO, MASSACHUSETTS MUNICIPALS PORTFOLIO, MISSISSIPPI MUNICIPALS PORTFOLIO, NATIONAL MUNICIPALS PORTFOLIO, NEW YORK MUNICIPALS PORTFOLIO, OHIO MUNICIPALS PORTFOLIO, RHODE ISLAND MUNICIPALS PORTFOLIO AND WEST VIRGINIA MUNICIPALS PORTFOLIO, WHICH ARE CONTAINED IN THE ANNUAL REPORT DATED SEPTEMBER 30, 1996 OF THE CORRESPONDING FUNDS. THE FINANCIAL STATEMENTS FOR EACH PORTFOLIO CONTAINED IN EACH FUND'S ANNUAL REPORT ARE AS FOLLOWS:


                      Portfolio of Investments
                      Statement of Assets and Liabilities
                      Statement of Operations
                      Statement of Changes in Net Assets
                      Supplementary Data
                      Notes to Financial Statements
                      Independent Auditors' Report

    (B) EXHIBITS:

       (1)(a) Amended and Restated Declaration of Trust of Eaton Vance Municipals Trust dated January 11, 1993, filed as Exhibit
                  (1)(a) to Post-Effective Amendment No. 55 and incorporated herein by reference.

          (b) Amendment and Restatement of Establishment and Designation of Series dated October 18, 1996 filed as Exhibit (1)(b) to Post-Effective Amendment No. 61 and incorporated herein by reference.

          (c) Establishment and Designation of Classes of Shares of Beneficial Interest, without Par Value, dated November 18, 1996 filed as Exhibit (1)(c) to Post-Effective Amendment No. 62 and incorporated herein by reference.

       (2)(a) By-Laws as amended October 21, 1987 filed as Exhibit (2)(a) to Post-Effective Amendment No. 55 and incorporated herein by reference.

          (b) Amendment to By-Laws of Eaton Vance Municipals Trust dated December 13, 1993 filed as Exhibit (2)(b) to Post-Effective Amendment No. 55 and incorporated herein by reference.

       (3)        Not applicable

       (4)        Not applicable

       (5)        Not applicable

       (6)(a)(1) Distribution Agreement between Eaton Vance Municipals Trust (on behalf of its Classic Series) and Eaton Vance Distributors, Inc. effective November 1, 1996 with attached Schedule A effective November 1, 1996) filed as Exhibit
                  (6)(a)(1) to Post- Effective Amendment No. 61 and incorporated herein by reference.

             (2) Distribution Agreement between Eaton Vance Municipals Trust (on behalf of its Marathon Series) and Eaton Vance Distributors, Inc. effective November 1, 1996 with attached Schedule A effective November 1, 1996) filed as Exhibit
                  (6)(a)(2) to Post- Effective Amendment No. 61 and incorporated herein by reference.

             (3) Distribution Agreement between Eaton Vance Municipals Trust (on behalf of its Traditional Series) and Eaton Vance Distributors, Inc. effective November 1, 1996 with attached Schedule A effective November 1, 1996) filed as Exhibit
                  (6)(a)(3) to Post-Effective Amendment No. 61 and incorporated herein by reference.

             (4) Distribution Agreement between Eaton Vance Municipals Trust on behalf of Massachusetts Municipal Bond Portfolio and Eaton Vance Distributors, Inc. effective November 1, 1996 filed as Exhibit (6)(a)(4) to Post-Effective Amendment No. 61 and incorporated herein by reference.

          (b) Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (6)(b) to Post-Effective Amendment No. 61 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

          (c) Schedule of Dealer Discounts and Sales Charges filed as Exhibit (6)(c) to Post- Effective Amendment No. 61 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

       (7) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

       (8)(a) Custodian Agreement with Investors Bank & Trust Company dated October 15, 1992 filed as Exhibit (8) to Post-Effective Amendment No. 55 and incorporated herein by reference.

          (b) Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 57 and incorporated herein by reference.

       (9)(a) Amended Administrative Services Agreement between Eaton Vance Municipals Trust (on behalf of each of its series) and Eaton Vance Management with attached schedules (including Amended Schedule A dated September 29, 1995) filed as Exhibit (9)(a) to Post-Effective Amendment No. 55 and incorporated herein by reference.


          (b) Transfer Agency Agreement dated June 7, 1989 filed as Exhibit 9(d) to Post- Effective Amendment No. 65 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

          (c) Amendment to Transfer Agency Agreement dated February 1, 1993 filed as Exhibit 9(e) to Post-Effective Amendment No. 65 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) and incorporated herein by reference.

      (10)        Opinion of Counsel dated January 22, 1997 filed herewith.

      (11)(a) Consent of Independent Auditors for EV Marathon California Municipals Fund, EV Marathon Florida Municipals Fund, EV Marathon Massachusetts Municipals Fund, EV Marathon Mississippi Municipals Fund, EV Marathon New York Municipals Fund, EV Marathon Ohio Municipals Fund, EV Marathon Rhode Island Municipals Fund and EV Marathon West Virginia Municipals Fund filed herewith.

          (b) Consent of Independent Auditors for EV Traditional California Municipals Fund, EV Traditional Florida Municipals Fund, EV Traditional Massachusetts Municipals Fund, EV Traditional Mississippi Municipals Fund, EV Traditional New York Municipals Fund, EV Traditional Ohio Municipals Fund, EV Traditional Rhode Island Municipals Fund and EV Traditional West Virginia Municipals Fund filed herewith.

          (c) Consent of Independent Auditors for EV Classic National Municipals Fund filed herewith.

          (d) Consent of Independent Auditors for EV Marathon National Municipals Fund filed herewith.

          (e) Consent of Independent Auditors for EV Traditional National Municipals Fund filed herewith.

          (f) Consent of Independent Auditors for Massachusetts Municipal Bond Portfolio filed herewith.

      (12)        Not applicable

      (13)        Not applicable

      (14)        Not applicable

      (15)(a) Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Municipals Trust (on behalf of its Classic Series) dated January 27, 1995 with attached schedules (including Amended Schedule A dated February 1, 1996) filed as Exhibit (15)(a) to Post-Effective Amendment No. 55 and incorporated herein by reference.

          (b) Amendment to Amended Distribution Plan for Eaton Vance Municipals Trust (on behalf of its Classic Series) adopted June 24, 1996 filed as Exhibit (15)(b) to Post- Effective Amendment No. 61 and incorporated herein by reference.

          (c) Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Municipals Trust (on behalf of its Marathon series) dated June 19, 1995 with attached schedules (including Amended Schedule A dated September 29, 1995) filed as Exhibit (15)(b) to Post-Effective Amendment No. 55 and incorporated herein by reference.

          (d) Amendment to Amended Distribution Plan for Eaton Vance Municipals Trust (on behalf of its Marathon Series) adopted June 24, 1996 filed as Exhibit (15)(d) to Post- Effective Amendment No. 61 and incorporated herein by reference.

          (e) Amended Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Eaton Vance Municipals Trust (on behalf of its Traditional series) dated June 19, 1995 with attached schedules (including Amended Schedule A dated February 1, 1996) filed as Exhibit (15)(c) to Post-Effective Amendment No. 55 and incorporated herein by reference.

          (f) Amendment to Amended Service Plan for Eaton Vance Municipals Trust (on behalf of its Traditional Series) adopted June 24, 1996 filed as Exhibit (15)(f) to Post- Effective Amendment No. 61 and incorporated herein by reference.

      (16) Schedule for Computation of Performance Quotations filed herewith.

      (17)(a) Power of Attorney for Eaton Vance Municipals Trust dated December 29, 1993 filed as Exhibit (17)(a) to Post-Effective Amendment No. 55 and incorporated herein by reference.

          (b) Power of Attorney for Alabama Tax Free Portfolio, Arizona Tax Free Portfolio, Arkansas Tax Free Portfolio, Colorado Tax Free Portfolio, Connecticut Tax Free Portfolio, Florida Tax Free Portfolio, Georgia Tax Free Portfolio, Kentucky Tax Free Portfolio, Louisiana Tax Free Portfolio, Maryland Tax Free Portfolio, Massachusetts Tax Free Portfolio, Michigan Tax Free Portfolio, Minnesota Tax Free Portfolio, Mississippi Tax Free Portfolio, Missouri Tax Free Portfolio, National Municipals Portfolio, New Jersey Tax Free Portrfolio, New York Tax Free Portfolio, North Carolina Tax Free Portfolio, Ohio Tax Free Portfolio, Oregon Tax Free Portfolio, Pennsylvania Tax Free Portfolio, Rhode Island Tax Free Portfolio, South Carolina Tax Free Portfolio, Tennessee Tax Free Portfolio, Texas Tax Free Portfolio, Virginia Tax Free Portfolio and West Virginia Tax Free Portfolio dated December 29, 1993 filed as Exhibit
                  (17)(b) to Post-Effective Amendment No. 55 and incorporated herein by reference.

          (c) Power of Attorney for California Tax Free Portfolio dated June 19, 1995 filed as Exhibit (17)(c) to Post-Effective Amendment No. 55 and incorporated herein by reference.

      (18) Multiple Class Plan for Institutional Shares dated November 18, 1996 filed as Exhibit (18) to Post-Effective Amendment No. 62 and incorporated herein by reference.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                            (1)                                    (2)
                       TITLE OF CLASS                   NUMBER OF RECORD HOLDERS
               Shares of beneficial interest            as of December 31, 1996

  EV Classic National Municipals Fund                            1,072
  EV Marathon Alabama Municipals Fund                            1,866
  EV Marathon Arizona Municipals Fund                            2,697
  EV Marathon Arkansas Municipals Fund                           1,913
  EV Marathon California Municipals Fund                         6,781
  EV Marathon Colorado Municipals Fund                           1,080
  EV Marathon Connecticut Municipals Fund                        4,193
  EV Marathon Florida Municipals Fund                           11,831
  EV Marathon Georgia Municipals Fund                            2,439
  EV Marathon Kentucky Municipals Fund                           3,262
  EV Marathon Louisiana Municipals Fund                            569
  EV Marathon Maryland Municipals Fund                           2,863
  EV Marathon Massachusetts Municipals Fund                      6,420
  EV Marathon Michigan Municipals Fund                           3,902
  EV Marathon Minnesota Municipals Fund                          2,252
  EV Marathon Mississippi Municipals Fund                          598
  EV Marathon Missouri Municipals Fund                           2,460
  EV Marathon National Municipals Fund                          40,438
  EV Marathon New Jersey Municipals Fund                         9,839
  EV Marathon New York Municipals Fund                          13,935
  EV Marathon North Carolina Municipals Fund                     4,156
  EV Marathon Ohio Municipals Fund                               6,890
  EV Marathon Oregon Municipals Fund                             3,282
  EV Marathon Pennsylvania Municipals Fund                      12,169
  EV Marathon Rhode Island Municipals Fund                         800
  EV Marathon South Carolina Municipals Fund                     1,290
  EV Marathon Tennessee Municipals Fund                          1,446
  EV Marathon Texas Municipals Fund                                410
  EV Marathon Virginia Municipals Fund                           4,535
  EV Marathon West Virginia Municipals Fund                      1,116
  EV Traditional Alabama Municipals Fund                            55
  EV Traditional Arizona Municipals Fund                            47
  EV Traditional Arkansas Municipals Fund                           34
  EV Traditional California Municipals Fund                         52
  EV Traditional Colorado Municipals Fund                           77
  EV Traditional Connecticut Municipals Fund                        62
  EV Traditional Florida Municipals Fund                           111
  EV Traditional Georgia Municipals Fund                            49
  EV Traditional Kentucky Municipals Fund                           32
  EV Traditional Louisiana Municipals Fund                          31
  EV Traditional Maryland Municipals Fund                           51
  EV Traditional Massachusetts Municipals Fund                      75
  EV Traditional Michigan Municipals Fund                           37
  EV Traditional Minnesota Municipals Fund                          71
  EV Traditional Mississippi Municipals Fund                        28
  EV Traditional Missouri Municipals Fund                           90
  EV Traditional National Municipals Fund                          719
  EV Traditional New Jersey Municipals Fund                        112
  EV Traditional New York Municipals Fund                          178
  EV Traditional North Carolina Municipals Fund                     93
  EV Traditional Ohio Municipals Fund                               39
  EV Traditional Oregon Municipals Fund                             44
  EV Traditional Pennsylvania Municipals Fund                      112
  EV Traditional Rhode Island Municipals Fund                       35
  EV Traditional South Carolina Municipals Fund                     24
  EV Traditional Tennessee Municipals Fund                          32
  EV Traditional Texas Municipals Fund                               8
  EV Traditional Virginia Municipals Fund                           39
  EV Traditional West Virginia Municipals Fund                      43
  Massachusetts Municipal Bond Portfolio                            32


ITEM 27.  INDEMNIFICATION
    Article IV of the Trust's Amended and Restated Declaration of Trust, dated January 11, 1993, permits Trustee and officer indemnification by By-law, contract and vote. Article XI of the By-laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering insured by reason of negligent errors and omissions committed in their capacities as such.

    The distribution agreements of the Trust also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
    Reference is made to the information set forth under the caption "Investment Adviser and Administrator" in the Statements of Additional Information, which information is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS
    (A) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:


EV Classic Florida Limited Maturity                     EV Marathon Maryland Municipals Fund
  Municipals Fund                                       EV Marathon Massachusetts Limited Maturity
EV Classic Government Obligations Fund                    Municipals Fund
EV Classic Greater China Growth Fund                    EV Marathon Massachusetts Municipals Fund
EV Classic Growth Fund                                  EV Marathon Michigan Limited Maturity
EV Classic High Income Fund                               Municipals Fund
EV Classic Information Age Fund                         EV Marathon Michigan Municipals Fund
EV Classic Investors Fund                               EV Marathon Minnesota Municipals Fund
EV Classic Massachusetts Limited Maturity               EV Marathon Mississippi Municipals Fund
  Municipals Fund                                       EV Marathon Missouri Municipals Fund
EV Classic National Limited Maturity                    EV Marathon National Limited Maturity
  Municipals Fund                                         Municipals Fund
EV Classic National Municipals Fund                     EV Marathon National Municipals Fund
EV Classic New York Limited Maturity                    EV Marathon New Jersey Limited Maturity
  Municipals Fund                                         Municipals Fund
EV Classic Senior Floating-Rate Fund                    EV Marathon New Jersey Municipals Fund
EV Classic Strategic Income Fund                        EV Marathon New York Limited Maturity
EV Classic Special Equities Fund                          Municipals Fund
EV Classic Stock Fund                                   EV Marathon New York Municipals Fund
EV Classic Tax-Managed Growth Fund                      EV Marathon North Carolina Municipals Fund
EV Classic Total Return Fund                            EV Marathon Ohio Limited Maturity
EV Marathon Alabama Municipals Fund                       Municipals Fund
EV Marathon Arizona Municipals Fund                     EV Marathon Ohio Municipals Fund
EV Marathon Arkansas Municipals Fund                    EV Marathon Oregon Municipals Fund
EV Marathon Asian Small Companies Fund                  EV Marathon Pennsylvania Limited Maturity
EV Marathon California Limited Maturity                   Municipals Fund
  Municipals Fund                                       EV Marathon Pennsylvania Municipals Fund
EV Marathon California Municipals Fund                  EV Marathon Rhode Island Municipals Fund
EV Marathon Colorado Municipals Fund                    EV Marathon Strategic Income Fund
EV Marathon Connecticut Limited Maturity                EV Marathon South Carolina Municipals Fund
  Municipals Fund                                       EV Marathon Special Equities Fund
EV Marathon Connecticut Municipals Fund                 EV Marathon Stock Fund
EV Marathon Emerging Markets Fund                       EV Marathon Tax-Managed Growth Fund
EV Marathon Florida Insured Municipals Fund             EV Marathon Tennessee Municipals Fund
EV Marathon Florida Limited Maturity                    EV Marathon Texas Municipals Fund
  Municipals Fund                                       EV Marathon Total Return Fund
EV Marathon Florida Municipals Fund                     EV Marathon Virginia Municipals Fund
EV Marathon Georgia Municipals Fund                     EV Marathon West Virginia Municipals Fund
EV Marathon Gold & Natural Resources Fund               EV Marathon Worldwide Health
EV Marathon Government Obligations Fund                   Sciences Fund
EV Marathon Greater China Growth Fund                   EV Traditional Alabama Municipals Fund
EV Marathon Greater India Fund                          EV Traditional Arizona Municipals Fund
EV Marathon Growth Fund                                 EV Traditional Arkansas Municipals Fund
EV Marathon Hawaii Municipals Fund                      EV Traditional Asian Small Companies Fund
EV Marathon High Income Fund                            EV Traditional California Limited Maturity
EV Marathon High Yield Municipals Fund                    Municipals Fund
EV Marathon Information Age Fund                        EV Traditional California Municipals Fund
EV Marathon Investors Fund                              EV Traditional Colorado Municipals Fund
EV Marathon Kansas Municipals Fund                      EV Traditional Connecticut Limited Maturity
EV Marathon Kentucky Municipals Fund                      Municipals Fund
EV Marathon Louisiana Municipals Fund                   EV Traditional Connecticut Municipals Fund

EV Traditional Emerging Growth Fund                     EV Traditional New Jersey Limited Maturity
EV Traditional Emerging Markets Fund                      Municipals Fund
EV Traditional Florida Insured Municipals Fund          EV Traditional New Jersey Municipals Fund
EV Traditional Florida Limited Maturity                 EV Traditional New York Limited Maturity
  Municipals Fund                                         Municipals Fund
EV Traditional Florida Municipals Fund                  EV Traditional New York Municipals Fund
EV Traditional Georgia Municipals Fund                  EV Traditional North Carolina Municipals Fund
EV Traditional Government Obligations Fund              EV Traditional Ohio Limited
EV Traditional Greater China Growth Fund                  Maturity Municipals Fund
EV Traditional Greater India Fund                       EV Traditional Ohio Municipals Fund
EV Traditional Growth Fund                              EV Traditional Oregon Municipals Fund
EV Traditional Hawaii Municipals Fund                   EV Traditional Pennsylvania Municipals Fund
EV Traditional High Yield Municipals Fund               EV Traditional Rhode Island Municipals Fund
Eaton Vance Income Fund of Boston                       EV Traditional South Carolina Municipals Fund
EV Traditional Information Age Fund                     EV Traditional Special Equities Fund
EV Traditional Investors Fund                           EV Traditional Stock Fund
EV Traditional Kansas Municipals Fund                   EV Traditional Tax-Managed Growth Fund
EV Traditional Kentucky Municipals Fund                 EV Traditional Tennessee Municipals Fund
EV Traditional Louisiana Municipals Fund                EV Traditional Texas Municipals Fund
EV Traditional Maryland Municipals Fund                 EV Traditional Total Return Fund
EV Traditional Massachusetts Municipals Fund            EV Traditional Virginia Municipals Fund
EV Traditional Michigan Limited Maturity                EV Traditional West Virginia Municipals Fund
  Municipals Fund                                       EV Traditional Worldwide Health
EV Traditional Michigan Municipals Fund                   Sciences Fund, Inc.
EV Traditional Minnesota Municipals Fund                Eaton Vance Cash Management Fund
EV Traditional Mississippi Municipals Fund              Eaton Vance Liquid Assets Fund
EV Traditional Missouri Municipals Fund                 Eaton Vance Money Market Fund
Eaton Vance Municipal Bond Fund L.P.                    Eaton Vance Prime Rate Reserves
EV Traditional National Limited Maturity                Eaton Vance Short-Term Treasury Fund
  Municipals Fund                                       Eaton Vance Tax Free Reserves
EV Traditional National Municipals Fund                 Massachusetts Municipal Bond Portfolio

    (b)
               (1)                                      (2)                                     (3)
       NAME AND PRINCIPAL                      POSITIONS AND OFFICES                   POSITIONS AND OFFICE
        BUSINESS ADDRESS*                    WITH PRINCIPAL UNDERWRITER                  WITH REGISTRANT
       ------------------                   --------------------------                 --------------------
James B. Hawkes                          Vice President and Director                   Vice President and
                                                                                         Trustee
William M. Steul                         Vice President and Director                   None
Wharton P. Whitaker                      President and Director                        None
Chris Berg                               Vice President                                None
Kate B. Bradshaw                         Vice President                                None
David B. Carle                           Vice President                                None
James S. Comforti                        Vice President                                None
Raymond Cox                              Vice President                                None
Mark P. Doman                            Vice President                                None
Alan Dynner                              Vice President                                None
James Foley                              Vice President                                None
Michael A. Foster                        Vice President                                None
William M. Gillen                        Senior Vice President                         None
Hugh S. Gilmartin                        Vice President                                None
Perry D. Hooker                          Vice President                                None
Thomas P. Luka                           Vice President                                None
John Macejka                             Vice President                                None
Timothy D. McCarthy                      Vice President                                None
Joseph T. McMenamin                      Vice President                                None
Morgan C. Mohrman                        Senior Vice President                         None
James A. Naughton                        Vice President                                None
Mark D. Nelson                           Vice President                                None
Linda D. Newkirk                         Vice President                                None
James L. O'Connor                        Vice President                                Treasurer
Thomas Otis                              Secretary and Clerk                           Secretary
George D. Owen II                        Vice President                                None
F. Anthony Robinson                      Vice President                                None
Jay S. Rosoff                            Vice President                                None
Benjamin A. Rowland, Jr.                 Vice President,                               None
                                           Treasurer and Director
John P. Rynne                            Vice President                                None
Kevin Schrader                           Vice President                                None
George V.F. Schwab, Jr.                  Vice President                                None
Cornelius J. Sullivan                    Vice President                                None
David M. Thill                           Vice President                                None
Chris Volf                               Vice President                                None
Sue Wilder                               Vice President                                None
----------
*Address is 24 Federal Street, Boston, MA 02110


    (c) Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111 and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5123, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody, Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

ITEM 31.  MANAGEMENT SERVICES
    Not applicable

ITEM 32.  UNDERTAKINGS
    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on the 22nd day of January, 1997.


                                    EATON VANCE MUNICIPALS TRUST

                                    By /s/ THOMAS J. FETTER
                                           ----------------------------------
                                           THOMAS J. FETTER, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                  SIGNATURES


    California Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1997.

                                    CALIFORNIA MUNICIPALS PORTFOLIO


                                    By /s/ THOMAS J. FETTER
                                           -----------------------------------
                                           THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                  SIGNATURES


    Florida Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1997.

                                    FLORIDA MUNICIPALS PORTFOLIO


                                    By /s/ THOMAS J. FETTER
                                           -----------------------------------
                                           THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                  SIGNATURES


    Massachusetts Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1997.

                                    MASSACHUSETTS MUNICIPALS PORTFOLIO


                                    By /s/ THOMAS J. FETTER
                                           -----------------------------------
                                           THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                  SIGNATURES


    Mississippi Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1997.

                                    MISSISSIPPI MUNICIPALS PORTFOLIO


                                    By /s/ THOMAS J. FETTER
                                           -----------------------------------
                                           THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                  SIGNATURES


    National Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1997.

                                    NATIONAL MUNICIPALS PORTFOLIO


                                    By /s/ THOMAS J. FETTER
                                           -----------------------------------
                                           THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                  SIGNATURES


    New York Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1997.

                                    NEW YORK MUNICIPALS PORTFOLIO


                                    By /s/ THOMAS J. FETTER
                                           -----------------------------------
                                           THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                  SIGNATURES


    Ohio Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1997.


                                    OHIO MUNICIPALS PORTFOLIO

                                    By /s/ THOMAS J. FETTER
                                           -----------------------------------
                                           THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                  SIGNATURES


    Rhode Island Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1997.

                                    RHODE ISLAND MUNICIPALS PORTFOLIO


                                    By /s/ THOMAS J. FETTER
                                           -----------------------------------
                                           THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                  SIGNATURES


    West Virginia Municipals Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of January, 1997.

                                    WEST VIRGINIA MUNICIPALS PORTFOLIO


                                    By /s/ THOMAS J. FETTER
                                           -----------------------------------
                                           THOMAS J. FETTER, President

    This Amendment to the Registration Statement on Form N-1A of Eaton Vance Municipals Trust (File No. 33-572) has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                    DATE
       ---------                           -----                    ----
                                    President (Chief
/s/ THOMAS J. FETTER                  Executive Officer)        January 22, 1997
---------------------------------
    THOMAS J. FETTER
                                    Treasurer and Principal
                                      Financial and
/s/ JAMES L. O'CONNOR                 Accounting Officer        January 22, 1997
---------------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*               Trustee                     January 22, 1997
---------------------------------
    DONALD R. DWIGHT

/s/ JAMES B. HAWKES                 Trustee                     January 22, 1997
---------------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*           Trustee                     January 22, 1997
---------------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*               Trustee                     January 22, 1997
---------------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*              Trustee                     January 22, 1997
---------------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*                Trustee                     January 22, 1997
---------------------------------
    JACK L. TREYNOR

*By: /s/ THOMAS J. FETTER
     ----------------------------
         THOMAS J. FETTER
         As attorney-in-fact

                                EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to General Instructions E of Form N-1A.

                                                                       PAGE IN
                                                                      SEQUENTIAL
                                                                      NUMBERING
EXHIBIT NO.              DESCRIPTION                                    SYSTEM
-----------              -----------                                  ----------


(10)            Opinion of Counsel dated January 22, 1997.

(11)(a) Consent of Independent Auditors for EV Marathon California Municipals Fund, EV Marathon Florida Municipals Fund, EV Marathon Massachusetts Municipals Fund, EV Marathon Mississippi Municipals Fund, EV Marathon New York Municipals Fund, EV Marathon Ohio Municipals Fund, EV Marathon Rhode Island Municipals Fund and EV Marathon West Virginia Municipals Fund.

    (b) Consent of Independent Auditors for EV Traditional California Municipals Fund, EV Traditional
                Florida Municipals Fund, EV Traditional
                Massachusetts Municipals Fund, EV Traditional Mississippi Municipals Fund, EV Traditional New York Municipals Fund, EV Traditional Ohio Municipals Fund, EV Traditional Rhode Island Municipals Fund and EV Traditional West Virginia Municipals Fund.

    (c)         Consent of Independent Auditors for EV Classic
                National Municipals Fund.

    (d)         Consent of Independent Auditors for EV Marathon
                National Municipals Fund.

    (e) Consent of Independent Auditors for EV Traditional National Municipals Fund.

    (f)         Consent of Independent Auditors for Massachusetts
                Municipal Bond Portfolio.

(16)            Schedule for Computation of Performance Quotations.